EXECUTION









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                GE CAPITAL MORTGAGE SERVICES, INC.,

                        Seller and Servicer


                                and




               STATE STREET BANK AND TRUST COMPANY,

                              Trustee




                ------------------------------------

                  POOLING AND SERVICING AGREEMENT

                       Dated as June 1, 1997

                ------------------------------------


           REMIC Multi-Class Pass-Through Certificates,
                           Series 1997-6




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                         TABLE OF CONTENTS


                             ARTICLE I

                            DEFINITIONS
         1.01.  Definitions.....................................  1

                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES
         2.01.  Conveyance of Mortgage Loans.................... 57
         2.02.  Acceptance by Trustee........................... 60
         2.03.  Representations and Warranties of the
                 Company; Mortgage Loan Repurchase.............. 62
         2.04.  Execution of Certificates....................... 68
         2.05.  Designations under the REMIC Provisions......... 68

                            ARTICLE III
                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS
         3.01.  Company to Act as Servicer...................... 69
         3.02.  Collection of Certain Mortgage Loan
                 Payments; Mortgage Loan Payment Record;
                 Certificate Account............................ 74
         3.03.  Collection of Taxes, Assessments and Other
                 Items.......................................... 78
         3.04.  Permitted Debits to the Mortgage Loan
                 Payment Record................................. 78
         3.05.  Maintenance of the Primary Insurance
                 Policies....................................... 79
         3.06.  Maintenance of Hazard Insurance................. 80
         3.07.   Assumption and Modification Agreements......... 81
         3.08.  Realization Upon Defaulted Mortgage Loans....... 82
         3.09.   Trustee to Cooperate; Release of Mortgage
                Files........................................... 85
         3.10.  Servicing Compensation; Payment of Certain
                 Expenses by the Company........................ 86
         3.11.  Reports to the Trustee; Certificate
                 Account Statements............................. 87
         3.12.  Annual Statement as to Compliance............... 87
         3.13.  Annual Independent Public Accountants'
                 Servicing Report............................... 87
         3.14.  Access to Certain Documentation and
                 Information Regarding the Mortgage Loans....... 88
         3.15.  Maintenance of Certain Servicing Policies....... 88
         3.16.  Optional Purchase of Defaulted Mortgage
                 Loans.......................................... 88


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Section                                                        Page
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                            ARTICLE IV

                      PAYMENTS AND STATEMENTS
         4.01.  Distributions................................... 89
         4.02.  Method of Distribution.......................... 96
         4.03.  Allocation of Losses............................ 97
         4.04.  Monthly Advances; Purchases of Defaulted
                 Mortgage Loans................................. 99
         4.05.  Statements to Certificateholders................100
         4.06.  Servicer's Certificate..........................103
         4.07.  Reports of Foreclosures and Abandonments
                 of Mortgaged Property..........................103
         4.08.  Reduction of Servicing Fees by
                 Compensating Interest Payments.................104

                             ARTICLE V

                         THE CERTIFICATES
         5.01.  The Certificates................................104
         5.02.  Registration of Transfer and Exchange of
                 Certificates...................................106
         5.03.  Mutilated, Destroyed, Lost or Stolen
                 Certificates...................................113
         5.04.  Persons Deemed Owners...........................114
         5.05.  Access to List of Certificateholders'
                 Names and Addresses............................114
         5.06.  Representation of Certain
                 Certificateholders.............................114
         5.07.  Determination of COFI...........................115
         5.08.  Determination of LIBOR..........................116

                            ARTICLE VI

                            THE COMPANY
         6.01.  Liability of the Company........................117
         6.02.  Merger or Consolidation of, or Assumption
                 of the Obligations of, the Company.............117
         6.03.  Assignment......................................118
         6.04.  Limitation on Liability of the Company and
                 Others.........................................118
         6.05.  The Company Not to Resign.......................119

                            ARTICLE VII

                              DEFAULT
         7.01.  Events of Default...............................119
         7.02.  Trustee to Act; Appointment of Successor........121
         7.03.  Notification to Certificateholders..............122


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Section                                                        Page
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                           ARTICLE VIII

                            THE TRUSTEE
         8.01.  Duties of Trustee...............................122
         8.02.  Certain Matters Affecting the Trustee...........124
         8.03.  Trustee Not Liable for Certificates or
                 Mortgage Loans.................................125
         8.04.  Trustee May Own Certificates....................125
         8.05.  The Company to Pay Trustee's Fees and
                 Expenses.......................................125
         8.06.  Eligibility Requirements for Trustee............126
         8.07.  Resignation or Removal of Trustee...............126
         8.08.  Successor Trustee...............................127
         8.09.  Merger or Consolidation of Trustee..............128
         8.10.  Appointment of Co-Trustee or Separate
                 Trustee........................................128
         8.11.  Compliance with REMIC Provisions; Tax
                 Returns........................................130

                            ARTICLE IX

                            TERMINATION
         9.01.  Termination upon Repurchase by the Company
                 or Liquidation of All Mortgage Loans...........130
         9.02.  Additional Termination Requirements.............132

                             ARTICLE X

                     MISCELLANEOUS PROVISIONS
         10.01.  Amendment......................................132
         10.02.  Recordation of Agreement.......................134
         10.03.  Limitation on Rights of
                  Certificateholders............................134
         10.04.  Governing Law..................................135
         10.05.  Notices........................................135
         10.06.  Notices to the Rating Agencies.................136
         10.07.  Severability of Provisions.....................136
         10.08.  Certificates Nonassessable and Fully
                  Paid..........................................136


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                             Exhibits


EXHIBIT A                 Forms of Certificates
EXHIBIT B                 Principal Balance Schedules
EXHIBIT C                 Mortgage Loans
EXHIBIT D                 Form of Servicer's Certificate
EXHIBIT E                 Form of Transfer Certificate as to
                            ERISA Matters for Definitive
                            ERISA-Restricted Certificates
EXHIBIT F                 Form of Residual Certificate
                            Transferee Affidavit
EXHIBIT G                 Form of Residual Certificate
                            Transferor Letter
EXHIBIT H                 Additional Servicer Compensation
EXHIBIT I                 Form of Investment Letter for
                            Definitive Restricted Certificates
EXHIBIT J                 Form of Distribution Date
                            Statement
EXHIBIT K                 Form of Special Servicing and
                            Collateral Fund Agreement
EXHIBIT L                 Form of Lost Note Affidavit and
                            Agreement


                                iv

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           THIS POOLING AND SERVICING AGREEMENT, dated as of June
1, 1997, between GE CAPITAL MORTGAGE SERVICES, INC., a corporation organized and existing under the laws of the State of New Jersey, and STATE STREET BANK AND TRUST COMPANY, a
Massachusetts banking corporation, as Trustee.


                  W I T N E S S E T H   T H A T :


           In consideration of the mutual agreements herein contained, GE Capital Mortgage Services, Inc. and State Street
Bank and Trust Company agree as follows:


                             ARTICLE I

                            DEFINITIONS

           Section 1.01.  Definitions.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

           Accretion Directed Certificate:  Any Class A6, Class
      A10, Class A12 or Class A13 Certificate.

           Accretion Termination Date: As to the Class A11A Component, the earlier to occur of (i) the Distribution Date on which the Class Certificate Balance of the Class A10 Certificates has been reduced to zero and (ii) the CrossOver Date. As to the Class A11B Component, the earlier to occur of (i) the Distribution Date on which the Class Certificate Balance of the Class A6 Certificates has been reduced to zero and (ii) the Cross-Over Date. As to the Class A14 Certificates, the earlier to occur of (i) the Distribution Date on which the Class Certificate Balance of the Class A13 Certificates has been reduced to zero and
      (ii) the Cross-Over Date.

           Accrual Amount: As to any Class of Accrual
      Certificates and any Accrual Component and each Distribution Date through the related Accretion Termination Date, the sum of (x) any amount of Accrued Certificate Interest allocable to such Class or Component pursuant to
      Section 4.01(a)(i) on such Distribution Date and (y) any amount of Unpaid Class Interest Shortfall allocable to such Class or Component pursuant to Section 4.01(a)(ii) on such Distribution Date, to the extent that such amounts are distributed to any Accretion Directed Certificates pursuant to Section 4.01(e). As to any Class of Accrual Certificates and any Accrual Component and each Distribution Date after the related Accretion Termination Date, zero.


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           Accrual Certificate:  Any Class A14 Certificate.

           Accrual Component:  The Class A11A Component or the
      Class A11B Component.

           Accrued Certificate Interest: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components), interest accrued during the related Interest Accrual Period at the applicable Certificate Interest Rate on the Class Certificate Principal Balance (or, in the case of any Class of Notional Certificates other than the Class S Certificates, on the aggregate Notional Principal Balance) thereof immediately prior (or, in the case of the Class S Certificates, on the aggregate Notional Principal Balance thereof with respect to) such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Specified Component, interest accrued during the related Interest Accrual Period at the applicable Component Interest Rate on the Component Principal Balance (or Notional Component Principal Balance) thereof immediately prior to such Distribution Date, calculated on the basis of a 360-day year consisting of twelve 30-day months. As to any Distribution Date and any Class of Certificates consisting of any Specified Components, the aggregate of Accrued Certificate Interest on such Specified Components for such Distribution Date.

           Accrued Certificate Interest on each Class of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and any Specified Component shall be reduced by such Class's or Specified Component's share of the amount of any Net Interest Shortfall and Interest Losses for such Distribution Date. Any Net Interest Shortfall and Interest Losses shall be allocated among the Classes of Certificates (other than any Class of Principal Only Certificates and any Class of Certificates consisting of Specified Components) and among the Specified Components (other than any Principal Only Component) in proportion to the respective amounts of Accrued Certificate Interest that would have resulted absent such shortfall or losses.

           Agreement: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

           Allocable Share: (a) As to any Distribution Date and amounts distributable pursuant to clauses (i) and (iii) of the definition of Junior Optimal Principal Amount, and as to each Class of Junior Certificates, the fraction, expressed as a percentage, the numerator of which is the Class

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      Certificate Principal Balance of such Class and the
      denominator of which is the aggregate Class Certificate
      Principal Balance of the Junior Certificates.

           (b) As to any Distribution Date and amounts distributable pursuant to clauses (ii), (iv) and (v) of the definition of Junior Optimal Principal Amount, and as to the Class M Certificates and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has been satisfied on such Distribution Date, the fraction, expressed as a percentage, the numerator of which is the Class Certificate Principal Balance of such Class and the denominator of which is the aggregate Class Certificate Principal Balance of all such Classes. As to any Distribution Date and each Class of Class B Certificates for which the related Prepayment Distribution Trigger has not been satisfied on such Distribution Date, 0%.

           Amortization Payment: As to any REO Mortgage Loan and any month, the payment of principal and accrued interest due in such month in accordance with the terms of the related Mortgage Note as contemplated by Section 3.08(b).

           Amount Held for Future Distribution: As to each Distribution Date, the total of all amounts credited to the Mortgage Loan Payment Record as of the preceding Determination Date on account of (i) Principal Prepayments, Insurance Proceeds and Liquidation Proceeds received subsequent to the preceding Prepayment Period applicable to such receipts, and (ii) monthly payments of principal and interest due subsequent to the preceding Due Date.

           Anniversary Determination Date: The Determination Date occurring in July of each year that the Certificates are outstanding, commencing in July 1997.

           Assumed Monthly Payment Reduction: As of any
      Anniversary Determination Date and as to any Non-Primary Residence Loan remaining in the Mortgage Pool whose original principal balance was 80% or greater of the Original Value thereof, the excess of (i) the Monthly Payment thereof calculated on the assumption that the Mortgage Rate thereon was equal to the weighted average (by principal balance) of the Net Mortgage Rates of all Outstanding Mortgage Loans (the "Weighted Average Rate") as of such Anniversary Determination Date over (ii) the Monthly Payment thereof calculated on the assumption that the Net Mortgage Rate thereon was equal to the Weighted Average Rate less 1.25% per annum.

           Available Funds: As to each Distribution Date, an amount equal to the sum of (i) all amounts credited to the

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      Mortgage Loan Payment Record pursuant to Section 3.02 as of the preceding Determination Date, (ii) any Monthly Advance and any Compensating Interest Payment for such Distribution Date, (iii) the Purchase Price of any Defective Mortgage Loans, Defaulted Mortgage Loans, and Modified Mortgage
      Loans deposited in the Certificate Account on the Business Day preceding such Distribution Date (including any amounts deposited in the Certificate Account in connection with any substitution of a Mortgage Loan as specified in Section 2.03(b)), and (iv) the purchase price of any defaulted Mortgage Loan purchased under an agreement entered into pursuant to Section 3.08(e) as of the end of the preceding Prepayment Period less the sum of (x) the Amount Held for Future Distribution, and (y) amounts permitted to be debited from the Mortgage Loan Payment Record pursuant to clauses (i) through (vii) and (ix) of Section 3.04.

           Bankruptcy Coverage Termination Date: The Distribution
      Date upon which the Bankruptcy Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Bankruptcy Loss Amount: As of any Determination Date prior to the first Anniversary Determination Date, the Bankruptcy Loss Amount shall equal $100,000.00, as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since the Cut-off Date. As of any Determination Date after the first Anniversary Determination Date, other than an Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the Bankruptcy Loss Amount on the immediately preceding Anniversary Determination Date as reduced by the aggregate amount of Deficient Valuations and Debt Service Reductions since such preceding Anniversary Determination Date. As of any Anniversary Determination Date, the Bankruptcy Loss Amount shall equal the lesser of (x) the Bankruptcy Loss Amount as of the preceding Determination Date as reduced by any Deficient Valuations and Debt Service Reductions for the preceding Distribution Date, and (y) the greater of (i) the Fitch Formula Amount for such Anniversary Determination Date and (ii) the Formula Amount for such Anniversary Determination Date.

           The Bankruptcy Loss Amount may be further reduced by the Company (including accelerating the manner in which such coverage is reduced) provided that prior to any such reduction, the Company shall obtain written confirmation from each Rating Agency that such reduction shall not adversely affect the then-current rating assigned to the related Classes of Certificates by such Rating Agency and shall provide a copy of such written confirmation to the Trustee.


                                 4

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           BIF:  The Bank Insurance Fund of the FDIC, or its
      successor in interest.

           Book-Entry Certificate: Any Certificate registered in the name of the Depository or its nominee, ownership of which is reflected on the books of the Depository or on the books of a person maintaining an account with such Depository (directly or as an indirect participant in accordance with the rules of such Depository). As of the Closing Date, each Class of Certificates, other than the Class PO, Class B3, Class B4, Class B5, Class R and Class S Certificates, constitutes a Class of Book-Entry Certificates.

           Book-Entry Nominee:  As defined in Section 5.02(b).

           Business Day: Any day other than a Saturday or a Sunday, or a day on which banking institutions in New York City or the city in which the Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

           Buydown Funds: Funds contributed by the Mortgagor or another source in order to reduce the interest payments required from the Mortgagor for a specified period in specified amounts.

           Buydown Mortgage Loan: Any Mortgage Loan as to which the Mortgagor pays less than the full monthly payment specified in the Mortgage Note during the Buydown Period and the difference between the amount paid by the Mortgagor and the amount specified in the Mortgage Note is paid from the related Buydown Funds.

           Buydown Period: The period during which Buydown Funds are required to be applied to the related Buydown Mortgage
      Loan.

           Category A Group I Final Distribution Date: The
      Distribution Date on which the Category A Group I Senior
      Certificate Principal Balance is reduced to zero.

           Category A Group I Senior Certificate:  Any Class A1,
      Class A2, Class A3, Class A16, Class A17, Class A18 or Class
      R Certificate.

           Category A Group I Senior Certificate Principal
      Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category A Group I Senior Certificates.


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           Category A Group I Senior Optimal Principal Amount:  As
      to any Distribution Date, an amount equal to the sum of:

           (i) the Category A Group I Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Category A Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category A Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the lesser of (x) the Category A Group I Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, as reduced in each case by the Category A Group I Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) during the related Prepayment Period, and (y) the Category A Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan

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                purchased by an insurer from the Trustee pursuant
                to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Category A Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v)  the Category A Group I Senior Prepayment
                Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
                Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category A Group I Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category A Group I Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category A Group I Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category A
      Percentage.

           For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to June 2002 to and including the Distribution Date in June 2003, the Category A Group I Senior Percentage for such Distribution Date plus 70% of the sum of the Category A Group II Senior Percentage and the Category A Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to June 2003 to and including the Distribution Date in June
                2004, the Category A Group I Senior Percentage for

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                such Distribution Date plus 60% of the sum of the
                Category A Group II Senior Percentage and the
                Category A Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to June 2004 to and including the Distribution Date in June 2005, the Category A Group I Senior Percentage for such Distribution Date plus 40% of the sum of the Category A Group II Senior Percentage and the Category A Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to June 2005 to and including the Distribution Date in June 2006, the Category A Group I Senior Percentage for such Distribution Date plus 20% of the sum of the Category A Group II Senior Percentage and the Category A Percentage of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Category A Group I Senior Percentage for such
                Distribution Date.

      On any Distribution Date on which the amount available for distribution in respect of the Category A Group I Senior Optimal Principal Amount would otherwise exceed the remaining aggregate Class Certificate Principal Balance of the Category A Group I Senior Certificates, (1) the Category A Group I Senior Prepayment Percentage shall be limited to the percentage necessary (after giving effect to the allocation on such date of amounts pursuant to clause
      (i) and, if applicable, clause (iii)(x) of the definition of "Category A Group I Senior Optimal Principal Amount") to reduce the Class Certificate Principal Balances of the Category A Group I Senior Certificates to zero, and (2) any amounts that would have been allocable to the Category A Group I Senior Certificates absent the limitation in clause
      (1) above will be distributable to the Category A Group II Senior Certificates.

      After the Category A Group I Senior Certificate Principal
      Balance has been reduced to zero, the Category A Group I
      Senior Prepayment Percentage shall be zero.

           Category A Group II Senior Certificate:  Any Class A4
      Certificate.

           Category A Group II Senior Certificate Principal
      Balance:  As to any Distribution Date, an amount equal to

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      the sum of the Class Certificate Principal Balances of the
      Category A Group II Senior Certificates.

           Category A Group II Senior Optimal Principal
      Amount: As to any Distribution Date, an amount equal to the sum of:

           (i) the Category A Group II Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Category A Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category A Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the amount by which (a) the lesser of (x) the Category A Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, as reduced in each case by the Category A Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) during the related Prepayment Period, and (y) the Category A Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all

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                Net Liquidation Proceeds allocable to principal
                received in respect of each such Liquidated
                Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, in each case during the related Prepayment Period exceeds (b) the amount distributable pursuant to clause (iii) of the definition of Category A Group I Senior Optimal Principal Amount;

          (iv) the Category A Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v)  the Category A Group II Senior Prepayment
                Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
                Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category A Group II Senior Percentage: As to any
      Distribution Date, the Category A Senior Percentage minus the Category A Group I Senior Percentage.

           Category A Group II Senior Prepayment Percentage: As to any Distribution Date, the Category A Senior Prepayment Percentage minus the Category A Group I Senior Prepayment Percentage. After the Category A Group I Final Distribution Date, the Category A Group II Senior Prepayment Percentage for any Distribution Date shall be the Category A Senior Prepayment Percentage for such Distribution Date.

           Category A Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category A Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Senior Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category A Senior Certificate: Any Class A1, Class A2, Class A3, Class A4, Class A16, Class A17, Class A18 or Class R Certificate.

           Category A Senior Certificate Principal Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category A
      Senior Certificates.

           Category A Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category A Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

           Category A Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category A Percentage. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to June 2002 to and including the Distribution Date in June 2003, the Category A Senior Percentage for such Distribution Date plus 70% of the Category A Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to June 2003 to and including the Distribution Date in June 2004, the Category A Senior Percentage for such Distribution Date plus 60% of the Category A Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to June 2004 to and including the Distribution Date in June 2005, the Category A Senior Percentage for such Distribution Date plus 40% of the Category A Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to June 2005 to and including the Distribution Date in June 2006, the Category A Senior Percentage for such Distribution Date plus 20% of the Category A Percentage of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Category A Senior Percentage for such
                Distribution Date.

      Notwithstanding the foregoing, if on any Distribution Date the Category A Senior Percentage exceeds the Category A Senior Percentage as of the Closing Date, the Category A Senior Prepayment Percentage for such Distribution Date will equal the Category A Percentage.

      In addition, notwithstanding the foregoing, no reduction of the Category A Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

                Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and
           (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the aggregate Class Certificate Principal Balance of the Junior Certificates as of the Closing Date (the "Original Subordinate Principal Balance") if such Distribution Date occurs between and including July 2002 and June 2003, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2003 and June 2004, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2004 and June 2005, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2005 and June 2006 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after July 2006; or

                Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a)

           10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2002 and June 2003, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2003 and June 2004, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2004 and June 2005, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2005 and June 2006, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after July 2006.

           Category B Group I Final Distribution Date: The
      Distribution Date on which the Category B Group I Senior
      Certificate Principal Balance is reduced to zero.

           Category B Group I Senior Certificate: Any Class A5,
      Class A6, Class A7, Class A11 (but only in respect of the
      Class A11B Component) or Class A15 Certificate.

           Category B Group I Senior Certificate Principal
      Balance: As to any Distribution Date, an amount equal to the sum of the Certificate Principal Balances (or, in the case of the Class A11 Certificates, the Component Principal Balance of the Class A 11B Component) of the Category B Group I Senior Certificates.

           Category B Group I Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

      (i) the Category B Group I Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

    (ii) the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary

           Principal Prepayment in full during the related
           Prepayment Period;

   (iii) the lesser of (x) the Category B Group I Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, as reduced in each case by the Category B Group I Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) during the related Prepayment Period, and
           (y) the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause
           (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, in each case during the related Prepayment Period;

    (iv) the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled
           Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to
           Section 2.02, 2.03(a) or 3.16; and

      (v) the Category B Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution
           Amount for any Mortgage Loan substituted during the month of such Distribution Date.

For purposes of clause (ii) above, a Voluntary Principal
Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category B Group I Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category B Group I Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the

      Class Certificate Principal Balances of all the
      Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category B Group I Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category B
      Percentage.

           For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to June 2002 to and including the Distribution Date in June 2003, the Category B Group I Senior Percentage for such Distribution Date plus 70% of the sum of the Category B Group II Senior Percentage and the Category B Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to June 2003 to and including the Distribution Date in June 2004, the Category B Group I Senior Percentage for such Distribution Date plus 60% of the sum of the Category B Group II Senior Percentage and the Category B Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to June 2004 to and including the Distribution Date in June 2005, the Category B Group I Senior Percentage for such Distribution Date plus 40% of the sum of the Category B Group II Senior Percentage and the Category B Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to June 2005 to and including the Distribution Date in June 2006, the Category B Group I Senior Percentage for such Distribution Date plus 20% of the sum of the Category B Group II Senior Percentage and the Category B Percentage of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Category B Group I Senior Percentage for such
                Distribution Date.

      On any Distribution Date on which the amount available for distribution in respect of the Category B Group I Senior
      Optimal Principal Amount would otherwise exceed the Category

      B Group I Senior Certificate Principal Balance, (1) the Category B Group I Senior Prepayment Percentage shall be limited to the percentage necessary (after giving effect to the allocation on such date of amounts pursuant to clause
      (i) and, if applicable, clause (iii)(x) of the definition of "Category B Group I Senior Optimal Principal Amount") to reduce the Category B Group I Senior Certificate Principal Balance to zero, and (2) any amounts that would have been allocable to the Category B Group I Senior Certificates absent the limitation in clause (1) above will be distributable to the Category B Group II Senior Certificates.

      After the Category B Group I Senior Certificate Principal
      Balance has been reduced to zero, the Category B Group I
      Senior Prepayment Percentage shall be zero.

           Category B Group II Senior Certificate:  Any Class A8
      Certificate.

           Category B Group II Senior Certificate Principal
      Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category B Group II Senior Certificates.

           Category B Group II Senior Optimal Principal Amount:
      As to any Distribution Date, an amount equal to the sum of:

      (i) the Category B Group II Senior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

    (ii) the Category B Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category B Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

   (iii) the amount by which (a) the lesser of (x) the Category B Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause
           (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, as reduced in each case by the Category B Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) during the related Prepayment Period, and (y) the Category B Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, in each case during the related Prepayment Period exceeds (b) the amount distributable pursuant to clause (iii) of the definition of Category B Group I Senior Optimal Principal Amount;

    (iv) the Category B Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to
           Section 2.02, 2.03(a) or 3.16; and

      (v) the Category B Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date.

For purposes of clause (ii) above, a Voluntary Principal
Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category B Group II Senior Percentage: As to any
      Distribution Date, the Category B Senior Percentage minus the Category B Group I Senior Percentage.

           Category B Group II Senior Prepayment Percentage: As to any Distribution Date, the Category B Senior Prepayment

      Percentage minus the Category B Group I Senior Prepayment Percentage. After the Category B Group I Final Distribution Date, the Category B Group II Senior Prepayment Percentage for any Distribution Date shall be the Category B Senior Prepayment Percentage for such Distribution Date.

           Category B Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category B Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Senior Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category B Senior Certificate: Any Class A5, Class A6,
      Class A7, Class A8, Class A11 (but only in respect of the
      Class A11B Component) and Class A15 Certificate.

           Category B Senior Certificate Principal Balance: As to any Distribution Date, an amount equal to the sum of the Certificate Principal Balances (or in the case of the Class A11 Certificates, the Component Principal Balance of the Class A11B Component) of the Category B Senior Certificates.

           Category B Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category B Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

           Category B Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category B Percentage. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to June 2002 to and including the Distribution Date in June 2003, the Category B Senior Percentage for such Distribution Date plus 70% of the Category B Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to June 2003 to and including the Distribution Date in June 2004, the Category B Senior Percentage for such Distribution Date plus 60% of the Category B Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to June 2004 to and including the Distribution Date in June 2005, the Category B Senior Percentage for such Distribution Date plus 40% of the Category B Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to June 2005 to and including the Distribution Date in June 2006, the Category B Senior Percentage for such Distribution Date plus 20% of the Category B Percentage of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Category B Senior Percentage for such
                Distribution Date.

      Notwithstanding the foregoing, if on any Distribution Date the Category B Senior Percentage exceeds the Category B Senior Percentage as of the Closing Date, the Category B Senior Prepayment Percentage for such Distribution Date will equal the Category B Percentage.

      In addition, notwithstanding the foregoing, no reduction of the Category B Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

                Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and
           (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2002 and June 2003, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2003 and June 2004, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2004 and June 2005, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2005 and June 2006 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after July 2006; or

                Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2002 and June 2003, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2003 and June 2004, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2004 and June 2005, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2005 and June 2006, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after July 2006.

           Category C Group I Final Distribution Date: The
      Distribution Date on which the Category C Group I Senior
      Certificate Principal Balance is reduced to zero.

           Category C Group I Scheduled Distribution Percentage:
      As to any Distribution Date prior to July 2002, the Category C Senior Percentage for such Distribution Date. For any Distribution Date occurring during or after July 2002, the Category C Group I Senior Percentage for such Distribution Date. As to any Distribution Date after the Category C Group I Senior Certificate Balance is reduced to zero, the Category C Group I Scheduled Distribution Percentage shall be zero.

           Category C Group I Senior Certificate: Any Class A9,
      Class A10 or Class A11 (but only in respect of the Class
      A11A Component) Certificate.

           Category C Group I Senior Certificate Principal
      Balance: As to any Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Category C Group I Senior Certificates (or, in the case of the Class A11 Certificates, the Component Principal Balance of the Class A11A Component).

           Category C Group I Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of:

           (i) the Category C Group I Scheduled Distribution Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Category C Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category C Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the lesser of (x) the Category C Group I Scheduled Distribution Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, as reduced in each case by the Category C Group I Scheduled Distribution Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) during the related Prepayment Period, and (y) the Category C Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary

                Insurance Policy, in each case during the related
                Prepayment Period;

          (iv) the Category C Group I Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v)  the Category C Group I Senior Prepayment
                Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
                Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category C Group I Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category C Group I Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category C Group I Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category C
      Percentage.

           For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to June 2002 to and including the Distribution Date in June 2003, the Category C Group I Senior Percentage for such Distribution Date plus 70% of the sum of the Category C Group II Senior Percentage and the Category C Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to June 2003 to and including the Distribution Date in June 2004, the Category C Group I Senior Percentage for such Distribution Date plus 60% of the sum of the Category C Group II Senior Percentage and the

                Category C Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to June 2004 to and including the Distribution Date in June 2005, the Category C Group I Senior Percentage for such Distribution Date plus 40% of the sum of the Category C Group II Senior Percentage and the Category C Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to June 2005 to and including the Distribution Date in June 2006, the Category C Group I Senior Percentage for such Distribution Date plus 20% of the sum of the Category C Group II Senior Percentage and the Category C Percentage of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Category C Group I Senior Percentage for such
                Distribution Date.

      On any Distribution Date on which the amount available for distribution in respect of the Category C Group I Senior Optimal Principal Amount would otherwise exceed the Category C Group I Senior Certificate Principal Balance,
      (1) the Category C Group I Senior Optimal Principal Amount shall be limited to the amount necessary to reduce the Category C Group I Senior Certificate Principal Balance to zero, and (2) any amounts that would have been allocable to the Category C Group I Senior Certificates absent the limitation in clause (1) above will be distributable to the Category C Group II Senior Certificates.

      After the Category C Group I Senior Certificate Principal
      Balance has been reduced to zero, the Category C Group I
      Senior Prepayment Percentage shall be zero.

           Category C Group II Senior Certificate: Any Class A12, Class A13 or Class A14 Certificate.

           Category C Group II Scheduled Distribution Percentage:
      As to any Distribution Date, the Category C Senior Percentage minus the Category C Group I Scheduled Distribution Percentage for such Distribution Date; except that, on any Distribution Date after the Category C Group I Final Distribution Date, the Category C Group II Scheduled Distribution Percentage shall equal the Category C Senior Percentage.

           Category C Group II Senior Certificate Principal
      Balance: As to any Distribution Date, an amount equal to the sum of the Class Certificate Principal Balances of the Category C Group II Senior Certificates.

           Category C Group II Senior Optimal Principal
      Amount: As to any Distribution Date, an amount equal to the sum of:

           (i) the Category C Group II Scheduled Distribution Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Category C Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, together with the Category C Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the amount by which (a) the lesser of (x) the Category C Senior Percentage of the applicable Non-PO Percentage of the sum of (A) the Scheduled Principal Balance of each Mortgage Loan that became a Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) during the related Prepayment Period and (B) the Scheduled Principal Balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, as reduced in each case by the Category C Senior Percentage of the applicable Non-PO Percentage of the principal portion of any Excess Losses (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) during the related Prepayment Period, and (y) the

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


                Category C Senior Prepayment Percentage of the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each such Liquidated Mortgage Loan (other than Mortgage Loans described in clause (B)) and (B) the principal balance of each such Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy as an alternative to paying a claim under such Primary Insurance Policy, in each case during the related Prepayment Period exceeds (b) the amount distributable pursuant to clause (iii) of the definition of Category C Group I Senior Optimal Principal Amount;

          (iv) the Category C Group II Senior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v)  the Category C Group II Senior Prepayment
                Percentage of the applicable Non-PO Percentage of the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution
                Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Category C Group II Senior Percentage: As to any
      Distribution Date, the Category C Senior Percentage minus the Category C Group I Senior Percentage.

           Category C Group II Senior Prepayment Percentage: As to any Distribution Date, the Category C Senior Prepayment Percentage minus the Category C Group I Senior Prepayment Percentage. After the Category C Group I Final Distribution Date, the Category C Group II Senior Prepayment Percentage for any Distribution Date shall be the Category C Senior Prepayment Percentage for such Distribution Date.

           Category C Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category C Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Class Certificate Principal Balances of all the Senior Certificates other than the Class PO Certificates immediately prior to such Distribution Date.

           Category C Senior Certificate: Any Class A9, Class
      A10, Class A11 (but only in respect of the Class A11A
      Component), Class A12, Class A13 or Class A14 Certificate.

           Category C Senior Certificate Principal Balance: As to any Distribution Date, an amount equal to the sum of the Certificate Principal Balances (or in the case of the Class A11 Certificates, the Component Principal Balance of the Class A11A Component) of the Category C Senior Certificates.

           Category C Senior Percentage: As to any Distribution Date, the percentage (carried to six places rounded up) obtained by dividing the Category C Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

           Category C Senior Prepayment Percentage: For any Distribution Date occurring prior to the fifth anniversary of the first Distribution Date, the Category C Percentage. For any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date, an amount as follows:

           (i) for any Distribution Date subsequent to June 2002 to and including the Distribution Date in June 2003, the Category C Senior Percentage for such Distribution Date plus 70% of the Category C Percentage of the Junior Percentage for such Distribution Date;

          (ii) for any Distribution Date subsequent to June 2003 to and including the Distribution Date in June 2004, the Category C Senior Percentage for such Distribution Date plus 60% of the Category C Percentage of the Junior Percentage for such Distribution Date;

         (iii) for any Distribution Date subsequent to June 2004 to and including the Distribution Date in June 2005, the Category C Senior Percentage for such Distribution Date plus 40% of the Category C Percentage of the Junior Percentage for such Distribution Date;

          (iv) for any Distribution Date subsequent to June 2005 to and including the Distribution Date in June 2006, the Category C Senior Percentage for such Distribution Date plus 20% of the Category C

                Percentage of the Junior Percentage for such Distribution Date; and

           (v) for any Distribution Date thereafter, the Category C Senior Percentage for such
                Distribution Date.

      Notwithstanding the foregoing, if on any Distribution Date the Category C Senior Percentage exceeds the Category C Senior Percentage as of the Closing Date, the Category C Senior Prepayment Percentage for such Distribution Date will equal the Category C Percentage.

      In addition, notwithstanding the foregoing, no reduction of the Category C Senior Prepayment Percentage below the level in effect for the most recent prior period as set forth in clauses (i) through (iv) above shall be effective on any Distribution Date unless at least one of the following two tests is satisfied:

                Test I: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) as a percentage of the aggregate Class Certificate Principal Balance of the Junior Certificates as of such date, does not exceed 50%, and
           (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2002 and June 2003, (b) 35% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2003 and June 2004, (c) 40% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2004 and June 2005, (d) 45% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2005 and June 2006 and (e) 50% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after July 2006; or

                Test II: If, as of the last day of the month preceding such Distribution Date, (i) the aggregate Scheduled Principal Balance of Mortgage Loans delinquent 60 days or more (including for this purpose any Mortgage Loans in foreclosure and REO Mortgage Loans) averaged over the last three months, as a percentage of the aggregate Scheduled Principal Balance of Mortgage Loans averaged over the last three months, does not exceed 4%, and (ii) cumulative Realized Losses with respect to the Mortgage Loans do not exceed (a)

           10% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2002 and June 2003, (b) 15% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2003 and June 2004, (c) 20% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2004 and June 2005, (d) 25% of the Original Subordinate Principal Balance if such Distribution Date occurs between and including July 2005 and June 2006, and (e) 30% of the Original Subordinate Principal Balance if such Distribution Date occurs during or after July 2006.

           Certificate: Any one of the certificates signed and countersigned by the Trustee in substantially the forms attached hereto as Exhibit A.

           Certificate Account: The trust account or accounts created and maintained with the Trustee pursuant to Section
      3.02 and which must be an Eligible Account.

           Certificate Interest Rate: With respect to any Class of Certificates other than the Class S Certificates and as of any Distribution Date, the per annum fixed rate specified in Section 5.01(b). With respect to the Class S Certificates and any Distribution Date, the Strip Rate for such Class for such Distribution Date.

           Certificate Owner:  With respect to any Book-Entry
      Certificate, the person who is the beneficial owner thereof.

           Certificate Principal Balance: As to any Certificate other than a Notional Certificate, and as of any Distribution Date, the Initial Certificate Principal Balance of such Certificate (plus, in the case of any Accrual Certificate or Certificate which includes an Accrual Component, its Percentage Interest of any related Accrual Amount or Accrual Amounts for each previous Distribution Date) less the sum of (i) all amounts distributed with respect to such Certificate in reduction of the Certificate Principal Balance thereof on previous Distribution Dates pursuant to Section 4.01, (ii) any Realized Losses allocated to such Certificate on previous Distribution Dates pursuant to Section 4.03(b) and (c), and
      (iii) in the case of a Subordinate Certificate, such Certificate's Percentage Interest of the Subordinate Certificate Writedown Amount allocated to such Certificate on previous Distribution Dates. The Notional Certificates are issued without Certificate Principal Balances.

           Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to
      Section 5.02.

           Certificateholder or Holder: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent pursuant to this Agreement, a Certificate of any Class to the extent that the Company or any affiliate is the Certificate Owner or Holder thereof (except to the extent the Company or any affiliate thereof shall be the Certificate Owner or Holder of all Certificates of such Class), shall be deemed not to be outstanding and the Percentage Interest (or Voting Rights) evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests (or Voting Rights) necessary to effect any such consent has been obtained; provided, however, that in determining whether the Trustee shall be protected in relying on such consent only the Certificates that the Trustee knows to be so held shall be so disregarded.

           Class: All Certificates bearing the same class designation.

           Class B Certificate: Any Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate.

           Class Certificate Principal Balance: As to any Class of Certificates, other than any Class of Notional Certificates, and as of any date of determination, the aggregate of the Certificate Principal Balances of all Certificates of such Class. The Class Certificate Principal Balance of each such Class of Certificates as of the Closing Date is specified in Section 5.01(b).

           Class Interest Shortfall: As to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates or any Class consisting of Specified Components) or any Specified Component, any amount by which the amount distributed to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates or to the Component Principal Balance of any Accrual Component constituting a Specified Component) on such Distribution Date is less than the Accrued Certificate Interest thereon or in respect thereof for such Distribution Date. As to any Distribution Date and any Class of Certificates consisting of Specified Components, the sum of the Class Interest Shortfalls for such Components on such date.

           Class PO Deferred Amount: As to any Distribution Date on or prior to the Cross-Over Date, the aggregate of the applicable PO Percentage of the principal portion of each Realized Loss, other than any Excess Loss to be allocated to the Class PO Certificates on such Distribution Date or previously allocated to the Class PO Certificates and not yet paid to the Holders of the Class PO Certificates pursuant to Section 4.01(a)(iv).

           Closing Date:  June 26, 1997.

           Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

           COFI: The monthly weighted average cost of funds for savings institutions the home offices of which are located in Arizona, California, or Nevada that are member institutions of the Eleventh Federal Home Loan Bank
      District, as computed from statistics tabulated and published by the Federal Home Loan Bank of San Francisco in its monthly Information Bulletin.

           COFI Certificates:  None.

           COFI Determination Date: As to each Interest Accrual
      Period for any COFI Certificates, the last Business Day of the calendar month preceding the commencement of such Interest Accrual Period.

           Company: GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey, or its successor in interest or, if any successor servicer is appointed as herein provided, then such successor servicer.

           Compensating Interest Payment: With respect to any Distribution Date, an amount equal to the aggregate of the Interest Shortfalls described in clauses (a) and (b) of the definition thereof with respect to such Distribution Date; provided, however, that such amount shall not exceed the lesser of (i) an amount equal to the product of (x) the Pool Scheduled Principal Balance with respect to such Distribution Date and (y) one-twelfth of 0.125%, and (ii) the aggregate of the Servicing Fees that the Company would be entitled to retain on such Distribution Date (less any portion thereof paid as servicing compensation to any Primary Servicer) without giving effect to any Compensating Interest Payment.

           Component: Any of the components of a Class of Component Certificates having the designations, the Component Interest Rate and the Initial Component Principal
      Balances as follows:


                          Initial Component         Component
           Designation    Principal Balance         Interest Rate
           -----------    -----------------         -------------
           Class A11A       $  300,000                   7.50%
           Class A11B       $2,080,000                   7.50%


           Component Certificate:  Any Class A11 Certificate.

           Component Interest Rate: As set forth in the definition of Component.

           Component Principal Balance: As of any Distribution Date, and with respect to any Component, other than any Notional Component, the initial Component Principal Balance thereof (as set forth, as applicable, in the definition of Component) (plus, in the case of any Accrual Component, any related Accrual Amount for each previous Distribution Date) less the sum of (x) all amounts distributed in reduction thereof on previous Distribution Dates pursuant to Section
      4.01 and (y) the amount of all Realized Losses allocated thereto pursuant to Section 4.03(d).

           Confirmatory Mortgage Note: With respect to any Mortgage Loan, a note or other evidence of indebtedness executed by the Mortgagor confirming its obligation under the note or other evidence of indebtedness previously executed by the Mortgagor upon the origination of the related Mortgage Loan.

           Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this instrument is located at 225 Franklin Street, Boston, Massachusetts 02110, Attention: Corporate Trust Department.

           Cross-Over Date: The first Distribution Date on which the aggregate Class Certificate Principal Balance of the Junior Certificates has been reduced to zero (giving effect to all distributions on such Distribution Date).

           Cut-off Date:  June 1, 1997.

           Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (a) the then current

      Monthly Payment for such Mortgage Loan over (b) the amount of the monthly payment of principal and interest required to be paid by the Mortgagor as established by a court of competent jurisdiction as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.).

           Defaulted Mortgage Loan: With respect to any
      Determination Date, a Mortgage Loan as to which the related
      Mortgagor has failed to make unexcused payment in full of a total of three or more consecutive installments of principal and interest, and as to which such delinquent installments have not been paid, as of the close of business on the last Business Day of the month next preceding the month of such Determination Date.

           Defective Mortgage Loan: Any Mortgage Loan which is required to be purchased by the Company (or which the Company may replace with a substitute Mortgage Loan) pursuant to Section 2.02 or 2.03(a).

           Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (a) the then outstanding indebtedness under such Mortgage Loan over (b) the valuation by a court of competent jurisdiction of the related Mortgaged Property as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property.

           Definitive Certificate:  Any Certificate, other than a
      Book-Entry Certificate, issued in definitive, fully registered form.

           Definitive Restricted Junior Certificate:  Any
      Restricted Junior Certificate that is in the form of a Definitive Certificate.

           Depository: The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York, as amended, or any successor provisions thereto.

           Depository Participant: A broker, dealer, bank or other financial institution or other Person for which, from time to time, the Depository effects book-entry transfers and pledges of securities deposited with such Depository.

           Designated Loan Closing Documents: With respect to any Designated Loan, a Lost Note Affidavit substantially in the form of Exhibit L, and an assignment of the related Mortgage to the Trustee in recordable form (except for the omission therein of recording information concerning such Mortgage).

           Designated Loans:  None.

           Determination Date:  With respect to any Distribution
      Date, the fifth Business Day prior thereto.

           Discount Mortgage Loan:  Any Mortgage Loan with a Net
      Mortgage Rate less than 7.50% per annum.

           Disqualified Organization: Any of the following: (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing (including but not limited to state pension organizations); (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing; (iii) an organization (except certain farmers' cooperatives described in Code section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income); and (iv) a rural electric and telephone cooperative described in Code section 1381(a)(2)(C). The terms "United States," "State" and "International Organization" shall have the meanings set forth in Code section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental unit.

           Distribution Date: The 25th day of each calendar month after the month of initial issuance of the Certificates, or, if such 25th day is not a Business Day, the next succeeding Business Day.

           Distribution Date Statement: The statement referred to in Section 4.05(a).

           Document File:  As defined in Section 2.01.

           Due Date:  The first day of the month of the related
      Distribution Date.

           Eligible Account: An account that is either (i) maintained with a depository institution the debt obligations of which have been rated by each Rating Agency in one of its two highest long-term rating categories and has been assigned by Moody's its highest short-term rating,

      (ii) an account or accounts the deposits in which are fully insured by either the BIF or the SAIF, (iii) an account or accounts, in a depository institution in which such accounts are insured by the BIF or the SAIF (to the limits established by the FDIC), the uninsured deposits in which accounts are either invested in Permitted Investments or are otherwise secured to the extent required by the Rating Agencies such that, as evidenced by an Opinion of Counsel delivered to the Trustee, the Certificateholders have a claim with respect to the funds in such account or a perfected first security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, (iv) a trust account maintained with the corporate trust department of a federal or state chartered depository institution or of a trust company with trust powers and acting in its fiduciary capacity for the benefit of the Trustee hereunder or (v) such account as will not cause either Rating Agency to downgrade or withdraw its then-current rating assigned to the Certificates, as evidenced in writing by the Rating Agencies.

           ERISA:  The Employee Retirement Income Security Act of
      1974, as amended.

           ERISA-Restricted Certificate:  Any Junior or Class S
      Certificate.

           Event of Default:  An event described in Section 7.01.

           Excess Bankruptcy Loss: Any Deficient Valuation or Debt Service Reduction, or portion thereof, (i) occurring after the Bankruptcy Coverage Termination Date or (ii) if on such date, in excess of the then-applicable Bankruptcy Loss Amount.

           Excess Fraud Loss: Any Fraud Loss, or portion thereof,
      (i) occurring after the Fraud Coverage Termination Date or
      (ii) if on such date, in excess of the then-applicable
      Fraud Loss Amount.

           Excess Loss:  Any Excess Bankruptcy Loss, Excess Fraud
      Loss or Excess Special Hazard Loss.

           Excess Special Hazard Loss: Any Special Hazard Loss, or portion thereof, (i) occurring after the Special Hazard
      Termination Date or (ii) if on such date, in excess of the then-applicable Special Hazard Loss Amount.

           FDIC: The Federal Deposit Insurance Corporation, or its successor in interest.

           FHLMC: The Federal Home Loan Mortgage Corporation or its successor in interest.

           Financial Intermediary: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

           Fitch: Fitch Investors Service, L.P. and its successors.

           Fitch Formula Amount: As to each Anniversary
      Determination Date, the greater of (i) $50,000 and (ii) the product of (x) the greatest Assumed Monthly Payment Reduction for any Non-Primary Residence Loan whose original principal balance was 80% or greater of the Original Value thereof, (y) the weighted average remaining term to maturity (expressed in months) of all the Non-Primary Residence Loans remaining in the Mortgage Pool as of such Anniversary Determination Date, and (z) the sum of (A) one plus (B) the number of all remaining Non-Primary Residence Loans divided by the total number of Outstanding Mortgage Loans as of such Anniversary Determination Date.

           FNMA: The Federal National Mortgage Association or its successor in interest.

           Formula Amount: As to each Anniversary Determination Date, the greater of (i) $100,000 and (ii) the product of
      (x) 0.06% and (y) the Scheduled Principal Balance of each Mortgage Loan remaining in the Mortgage Pool whose original principal balance was 75% or greater of the Original Value thereof.

           Fraud Coverage Termination Date: The Distribution Date upon which the related Fraud Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Fraud Loss: Any Realized Loss attributable to fraud in the origination of the related Mortgage Loan.

           Fraud Loss Amount: As of any Distribution Date after the Cut-off Date, (x) prior to the first anniversary of the Cut-off Date, an amount equal to $8,016,528 minus the aggregate amount of Fraud Losses that would have been allocated to the Junior Certificates in accordance with
      Section 4.03 in the absence of the Loss Allocation Limitation since the Cut-off Date, and (y) from the first through the fifth anniversaries of the Cut-off Date, an amount equal to (1) the lesser of (a) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and
      (b) 1.00% of the aggregate outstanding principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (2) the Fraud Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation since the most recent anniversary of the Cut-off Date. After the fifth anniversary of the Cut-off Date, the Fraud Loss Amount shall equal zero.

           Group I Senior Certificate: Any Class A1, Class A2,
      Class A3, Class A5, Class A6, Class A7, Class A9, Class
      A10, Class A11, Class A15, Class A16, Class A17, Class A18 or Class R Certificate.

           Group I Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of the Category A Group I Senior Optimal Principal Amount, the Category B Group I Senior Optimal Principal Amount and the Category C Group I Senior Optimal Principal Amount for such date.

           Group II Senior Certificate:  Any Class A4, Class
      A8, Class A12, Class A13 or Class A14 Certificate.

           Group II Senior Optimal Principal Amount: As to any Distribution Date, an amount equal to the sum of the Category A Group II Senior Optimal Principal Amount, the Category B Group II Senior Optimal Principal Amount and the Category C Group II Senior Optimal Principal Amount for such date.

           Initial Certificate Principal Balance: With respect to any Certificate, other than a Notional Certificate, the Certificate Principal Balance of such Certificate or any predecessor Certificate on the Closing Date.

           Initial LIBOR Rate:  None.

           Insurance Proceeds: Proceeds paid pursuant to the Primary Insurance Policies, if any, and amounts paid by any insurer pursuant to any other insurance policy covering a Mortgage Loan.

           Insured Expenses:  Expenses covered by the Primary
      Insurance Policies, if any, or any other insurance policy or policies applicable to the Mortgage Loans.

           Interest Accrual Period: With respect to any Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates) or any Component, the one-month period ending on the last day of the month preceding the month in which such Distribution Date occurs.

           Interest Losses: The interest portion of (i) on or prior to the Cross-Over Date, any Excess Losses and (ii) after the Cross-Over Date, any Realized Losses and Debt
      Service Reductions.

           Interest Shortfall: With respect to any Distribution
      Date and each Mortgage Loan that during the related
      Prepayment Period was the subject of a Voluntary Principal
      Prepayment or constitutes a Relief Act Mortgage Loan, an amount determined as follows:

                (a) partial principal prepayments: one month's interest at the applicable Net Mortgage Rate on the amount of such prepayment;

                (b) principal prepayments in full (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.01(c)) received on or after the sixteenth day of the month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, on or after the Cut-off Date) but on or before the last day of the month preceding the month of such Distribution Date, the difference between (i) one month's interest at the applicable Net Mortgage Rate on the Scheduled Principal Balance of such Mortgage Loan immediately prior to such prepayment and (ii) the amount of interest for the calendar month of such prepayment (adjusted to the applicable Net Mortgage Rate) received at the time of such prepayment;

                (c) principal prepayments in full (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.01(c)) received by the Company (or of which the Company receives notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the fifteenth day of the month of such Distribution Date: none; and

                (d) Relief Act Mortgage Loans: As to any Relief Act Mortgage Loan, the excess of (i) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on the Scheduled Principal Balance thereof (or, in the case of a Principal Prepayment in part, on the amount so prepaid) at the related Net Mortgage Rate over (ii) 30 days' interest (or, in the case of a Principal Prepayment in full, interest to the date of prepayment) on such Scheduled Principal Balance (or, in the case of a

           Principal Prepayment in part, on the amount so prepaid) at the Net Mortgage Rate required to be paid by the Mortgagor as limited by application of the Relief Act.

           Junior Certificate:  Any Class M or Class B
      Certificate.

           Junior Optimal Principal Amount: As to any
      Distribution Date, an amount equal to the sum of the following (but in no event greater than the aggregate
      Certificate Principal Balance of the Junior Certificates immediately prior to such Distribution Date):

           (i) the Junior Percentage of the applicable Non-PO Percentage of the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustment for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (other than as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) the Junior Prepayment Percentage of the applicable Non-PO Percentage of all principal prepayments in part received during the related Prepayment Period, and 100% of any Senior Optimal Principal Amount not distributed to the Senior Certificates on such Distribution Date, together with the Junior Prepayment Percentage of the applicable Non-PO Percentage of the Scheduled Principal Balance of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the excess, if any, of (x) the applicable Non-PO Percentage of the sum of (A) all Net Liquidation Proceeds allocable to principal received during the related Prepayment Period (other than in respect of Mortgage Loans described in clause (B)) and (B) the principal balance of each Mortgage Loan that was purchased by an insurer from the Trustee during the related Prepayment Period pursuant to the related Primary Insurance Policy, over (y) the amount distributable pursuant to clause (iii) of each of the definitions of Category A Group I Senior Optimal Principal Amount, Category B Group I Senior Optimal Principal Amount, Category C Group I Senior

                Optimal Principal Amount, Category A Group II Senior Optimal Principal Amount, Category B Group II Senior Optimal Principal Amount and Category C Group II Senior Optimal Principal Amount on such Distribution Date;

          (iv)  the Junior Prepayment Percentage of the
                applicable Non-PO Percentage of the Scheduled
                Principal Balance of each Mortgage Loan which was purchased on such Distribution Date pursuant to
                Section 2.02, 2.03(a) or 3.16; and

           (v)  the Junior Prepayment Percentage of the
                applicable Non-PO Percentage of the Substitution
                Amount for any Mortgage Loan substituted during the month of such Distribution Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

      After the Class Certificate Principal Balances of the
      Junior Certificates have been reduced to zero, the Junior
      Optimal Principal Amount shall be zero.

           Junior Percentage: As to any Distribution Date, the excess of 100% over the Senior Percentage for such Distribution Date.

           Junior Prepayment Percentage: As to any Distribution Date, the excess of 100% over the Senior Prepayment Percentage for such Distribution Date, except that (i) after the aggregate Certificate Principal Balance of the Senior Certificates other than the Class PO Certificates has been reduced to zero, the Junior Prepayment Percentage shall be 100%, and (ii) after the Cross-Over Date, the Junior Prepayment Percentage shall be zero.

           Latest Possible Maturity Date:  June 25, 2029.

           LIBOR: The per annum rate determined, pursuant to
      Section 5.08, on the basis of London interbank offered rate quotations for one-month Eurodollar deposits, as such quotations may appear on the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on the Reuters Monitor Money Rates Service for the purpose of displaying London interbank offered quotations of major banks).

           LIBOR Certificate:  None.

           LIBOR Determination Date: The second London Business
      Day immediately preceding the commencement of each Interest
      Accrual Period for any LIBOR Certificates.

           Liquidated Mortgage Loan: Any defaulted Mortgage Loan as to which the Company has determined that all amounts which it expects to recover on behalf of the Trust Fund from or on account of such Mortgage Loan have been recovered, including any Mortgage Loan with respect to which the Company determines not to foreclose upon the related Mortgaged Property based on its belief that such Mortgaged Property may be contaminated with or affected by hazardous or toxic wastes, materials or substances.

           Liquidation Expenses: Expenses which are incurred by the Company in connection with the liquidation of any defaulted Mortgage Loan and not recovered by the Company under any Primary Insurance Policy for reasons other than the Company's failure to comply with Section 3.05, such expenses including, without limitation, legal fees and expenses, and, regardless of when incurred, any unreimbursed amount expended by the Company pursuant to
      Section 3.03 or Section 3.06 respecting the related Mortgage Loan and any related and unreimbursed Property Protection Expenses.

           Liquidation Proceeds: Cash (other than Insurance
      Proceeds) received in connection with the liquidation of any defaulted Mortgage Loan whether through judicial foreclosure or otherwise.

           London Business Day: Any day on which banks are open for dealing in foreign currency and exchange in London, England and New York City.

           Loss Allocation Limitation:  As defined in Section
      4.03(g).

           Modified Mortgage Loan:  Any Mortgage Loan which the
      Company has modified pursuant to Section 3.01(c).

           Monthly Advance: With respect to any Distribution Date, the aggregate of the advances required to be made by the Company pursuant to Section 4.04(a) (or by the Trustee pursuant to Section 4.04(b)) on such Distribution Date, the amount of any such Monthly Advance being equal to (a) the aggregate of payments of principal and interest (adjusted to the related Net Mortgage Rate) on the Mortgage Loans that were due on the related Due Date, without regard to any arrangements entered into by the Company with the related Mortgagors pursuant to Section 3.02(a)(ii), and delinquent as of the close of business on the Business Day next preceding the related Determination Date, less (b) the amount of any such payments which the Company or the Trustee, as applicable, in its reasonable judgment believes will not be ultimately recoverable by it either out of late payments by the Mortgagor, Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. With respect to any Mortgage Loan, the portion of any such advance or advances made with respect thereto.

           Monthly Payment: The scheduled monthly payment on a Mortgage Loan for any month allocable to principal or interest on such Mortgage Loan.

           Moody's: Moody's Investors Service, Inc. and its successors.

           Mortgage: The mortgage or deed of trust creating a first lien on a fee simple interest in real property securing a Mortgage Note.

           Mortgage File: The mortgage documents listed in
      Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to such documents pursuant to this Agreement.

           Mortgage Loan Payment Record: The record maintained by the Company pursuant to Section 3.02(b).

           Mortgage Loan Schedule: As of any date of determination, the schedule of Mortgage Loans included in the Trust Fund. The initial schedule of Mortgage Loans as of the Cut-off Date is attached hereto as Exhibit C.

           Mortgage Loans: As of any date of determination, each of the mortgage loans identified on the Mortgage Loan Schedule (as amended pursuant to Section 2.03(b)) delivered and assigned to the Trustee pursuant to Section 2.01 or 2.03(b), and not theretofore released from the Trust Fund by the Trustee.

           Mortgage Note: With respect to any Mortgage Loan, the note or other evidence of indebtedness (which may consist of a Confirmatory Mortgage Note) evidencing the indebtedness of a Mortgagor under such Mortgage Loan.

           Mortgage Pool: The aggregate of the Mortgage Loans identified in the Mortgage Loan Schedule.

           Mortgage Rate: The per annum rate of interest borne by a Mortgage Loan as set forth in the related Mortgage Note.

           Mortgaged Property:  The property securing the Mortgage
      Note.

           Mortgagor: With respect to any Mortgage Loan, each obligor on the related Mortgage Note.

           Net Interest Shortfall: With respect to any
      Distribution Date, the excess, if any, of the aggregate
      Interest Shortfalls for such Distribution Date over any Compensating Interest Payment for such date.

           Net Liquidation Proceeds: As to any Liquidated Mortgage Loan, the sum of (i) any Liquidation Proceeds therefor less the related Liquidation Expenses, and (ii) any Insurance Proceeds therefor, other than any such Insurance Proceeds applied to the restoration of the related Mortgaged Property.

           Net Mortgage Rate: With respect to any Mortgage Loan, the related Mortgage Rate less the applicable Servicing Fee
      Rate.

           Non-Book-Entry Certificate: Any Certificate other than a Book-Entry Certificate.

           Non-Credit Loss: Any Fraud Loss, Special Hazard Loss or Deficient Valuation.

           Non-Discount Mortgage Loan:  Any Mortgage Loan with a
      Net Mortgage Rate greater than or equal to 7.50% per annum.

           Non-permitted Foreign Holder:  As defined in Section
      5.02(b).

           Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 7.50%. As to any Non-Discount Mortgage Loan, 100%.

           Non-Primary Residence Loan: Any Mortgage Loan secured by a Mortgaged Property that is (on the basis of representations made by the Mortgagors at origination) a second home or investor-owned property.

           Nonrecoverable Advance: All or any portion of any Monthly Advance or Monthly Advances previously made by the Company (or the Trustee) which, in the reasonable judgment of the Company (or, as applicable, the Trustee) will not be ultimately recoverable from related Net Liquidation Proceeds, Insurance Proceeds, REO Proceeds or otherwise. The determination by the Company that it has made a Nonrecoverable Advance or that any advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate of the Company delivered to the Trustee and detailing the reasons for such determination.

           Non-U.S. Person:  As defined in Section 4.02(c).

           Notional Certificate:  Any Class S Certificate.

           Notional Component:  None.

           Notional Component Balance:  None.

           Notional Principal Balance: As to any Distribution Date and the Class S Certificates, the aggregate Scheduled Principal Balance of the Outstanding Non-Discount Mortgage Loans as of the Due Date in the month preceding such Distribution Date. As to any Distribution Date and any Class S Certificate, such Certificate's Percentage Interest of the aggregate Notional Principal Balance of the Class S Certificates for such Distribution Date.

           Officer's Certificate: A certificate signed by the President, a Senior Vice President or a Vice President of the Company and delivered to the Trustee.

           Opinion of Counsel: A written opinion of counsel, who may be counsel for the Company; provided, however, that any Opinion of Counsel with respect to the interpretation or application of the REMIC Provisions or the status of an account as an Eligible Account shall be the opinion of independent counsel satisfactory to the Trustee.

           Original Subordinate Principal Balance: As set forth in the definition of Category A Senior Prepayment
      Percentage.

           Original Value: The value of the property underlying a Mortgage Loan based, in the case of the purchase of the underlying Mortgaged Property, on the lower of an appraisal satisfactory to the Company or the sales price of such property or, in the case of a refinancing, on an appraisal satisfactory to the Company.

           Outstanding Mortgage Loan: With respect to any Due Date, a Mortgage Loan which, prior to such Due Date, was not the subject of a Principal Prepayment in full, did not become a Liquidated Mortgage Loan and was not purchased pursuant to Section 2.02, 2.03(a), 3.01(c) or 3.16 or replaced pursuant to Section 2.03(b).

           Outstanding Non-Discount Mortgage Loan:  Any
      Outstanding Mortgage Loan that is a Non-Discount Mortgage
      Loan.

           PAC Balance: As to any Distribution Date and any Class of PAC Certificates and any PAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           PAC Certificate:  Any Class A5, Class A9 or Class A15
      Certificate.

           PAC Component:  None.

           Pay-out Rate: With respect to any Class of Certificates (other than any Class of Principal Only Certificates) and any Distribution Date, the rate at which interest is distributed on such Class on such Distribution Date and which is equal to a fraction (expressed as an annualized percentage) the numerator of which is the Accrued Certificate Interest for such Class and Distribution Date, and the denominator of which is the Class Certificate Principal Balance (or, in the case of the Notional Certificates, the Notional Principal Balance) of such Class immediately prior to such Distribution Date.

           Percentage Interest: With respect to any Certificate, the percentage interest in the undivided beneficial ownership interest in the Trust Fund evidenced by Certificates of the same Class as such Certificate. With respect to any Certificate, the Percentage Interest evidenced thereby shall equal the Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the initial Notional Principal Balance) thereof divided by the aggregate Initial Certificate Principal Balance (or, in the case of a Notional Certificate, the aggregate initial Notional Principal Balance) of all Certificates of the same Class.

           Permitted Investments: One or more of the following; provided, however, that no such Permitted Investment may mature later than the Business Day preceding the Distribution Date after such investment except as otherwise provided in Section 3.02(e) hereof, provided, further, that such investments qualify as "cash flow investments" as defined in section 860G(a)(6) of the Code:

                (i) obligations of, or guaranteed as to timely receipt of principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

               (ii)  repurchase agreements on obligations
           specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category;

              (iii) federal funds, certificates of deposit, time deposits and banker's acceptances, of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category;

               (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency;
           and

                (v) other obligations or securities that are acceptable to each Rating Agency as a Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates.

      Notwithstanding the foregoing, Permitted Investments shall not include "stripped securities" and investments which contractually may return less than the purchase price therefor.

           Person: Any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

           Plan: Any Person which is an employee benefit plan subject to ERISA or a plan subject to section 4975 of the Code.

           PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the excess of 7.50% over the Net Mortgage Rate of such Discount Mortgage Loan and the denominator of which is 7.50%. As to any Non-Discount Mortgage Loan, 0%.

           PO Principal Distribution Amount:  As to any
      Distribution Date, an amount equal to the sum of the applicable PO Percentage of:

           (i) the principal portion of each Monthly Payment due on the related Due Date on each Outstanding Mortgage Loan as of such Due Date as specified in the amortization schedule at the time applicable thereto (after adjustments for previous Principal Prepayments and Debt Service Reductions subsequent to the Bankruptcy Coverage Termination Date but before any adjustment to such amortization schedule by reason of any bankruptcy (except as aforesaid) or similar proceeding or any moratorium or similar waiver or grace period);

          (ii) all principal prepayments in part received during the related Prepayment Period, together with the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was the subject of a Voluntary Principal Prepayment in full during the related Prepayment Period;

         (iii) the sum of (A) all Net Liquidation Proceeds allocable to principal received in respect of each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period (other than Mortgage Loans described in clause (B)) and
                (B) the principal balance of each Mortgage Loan purchased by an insurer from the Trustee pursuant to the related Primary Insurance Policy, in each case during the related Prepayment Period;

          (iv) the Scheduled Principal Balance (as reduced by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date) of each Mortgage Loan which was purchased on such Distribution Date pursuant to Section 2.02, 2.03(a) or 3.16; and

           (v) the Substitution Amount for any Mortgage Loan substituted during the month of such Distribution Date; for purposes of this clause (v), the definition of "Substitution Amount" shall be modified to reduce the Scheduled Principal Balance of the Mortgage Loan that is substituted for by any Deficient Valuation occurring on or prior to the Bankruptcy Coverage Termination Date.

      For purposes of clause (ii) above, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof.

           Pool Scheduled Principal Balance:  With respect to any
      Distribution Date, the aggregate Scheduled Principal Balance of all the Mortgage Loans that were Outstanding Mortgage

      Loans on the Due Date in the month next preceding the month of such Distribution Date (or, in the case of the first
      Distribution Date, the Cut-off Date; or, if so specified, such other date).

           Prepayment Assumption: The assumed fixed schedule of prepayments on a pool of new mortgage loans with such schedule given as a monthly sequence of prepayment rates, expressed as annualized percent values. These values start at 0.2% per year in the first month, increase by 0.2% per year in each succeeding month until month 30, ending at 6.0% per year. At such time, the rate remains constant at 6.0% per year for the balance of the remaining term. Multiples of the Prepayment Assumption are calculated from this prepayment rate series.

           Prepayment Assumption Multiple:  245% of the Prepayment
      Assumption.

           Prepayment Distribution Trigger: As of any
      Distribution Date and as to each Class of Class B Certificates, the related Prepayment Distribution Trigger is satisfied if (x) the fraction, expressed as a percentage, the numerator of which is the aggregate Class Certificate Principal Balance of such Class and each Class subordinate thereto, if any, on such Distribution Date, and the denominator of which is the Pool Scheduled Principal Balance for such Distribution Date, equals or exceeds (y) such percentage calculated as of the Closing Date.

           Prepayment Interest Excess: As to any Voluntary Principal Prepayment in full received from the first day through the fifteenth day of any calendar month (other than the calendar month in which the Cut-off Date occurs), all amounts paid in respect of interest on such Principal Prepayment. For purposes of determining the amount of Prepayment Interest Excess for any month, a Voluntary Principal Prepayment in full with respect to a Mortgage Loan serviced by a Primary Servicer shall be deemed to have been received when the Company, as servicer, receives notice thereof. All Prepayment Interest Excess shall be retained by the Company, as servicer, as additional servicing compensation.

           Prepayment Period: With respect to any Distribution Date and any Voluntary Principal Prepayment in part or other Principal Prepayment other than a Voluntary Principal Prepayment in full, the calendar month preceding the month of such Distribution Date; with respect to any Distribution Date and any Voluntary Principal Prepayment in full, the period beginning on the sixteenth day of the calendar month preceding the month of such Distribution Date (or, in the case of the first Distribution Date, beginning on the Cutoff Date) and ending on the fifteenth day of the month in which such Distribution Date occurs.

           Primary Insurance Policy: The certificate of private mortgage insurance relating to a particular Mortgage Loan, or an electronic screen print setting forth the information contained in such certificate of private mortgage insurance, including, without limitation, information relating to the name of the mortgage insurance carrier, the certificate number, the loan amount, the property address, the effective date of coverage, the amount of coverage and the expiration date of the policy. Each such policy covers defaults by the Mortgagor, which coverage shall equal the portion of the unpaid principal balance of the related Mortgage Loan that exceeds 75% (or such lesser coverage required or permitted by FNMA or FHLMC) of the Original Value of the underlying Mortgaged Property.

           Primary Servicer: Any servicer with which the Company has entered into a servicing agreement, as described in
      Section 3.01(f).

           Principal Balance Schedules: Any principal balance schedules attached hereto, if applicable, as Exhibit B, setting forth the PAC Balances of any PAC Certificates and PAC Components, the TAC Balances of any TAC Certificates and TAC Components, and the Scheduled Balances of any Scheduled Certificates and Scheduled Components.

           Principal Only Certificate:  Any Class PO Certificate.

           Principal Only Component:  None.

           Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (including, for this purpose, any refinancing permitted by Section 3.01, any Purchase Price of a Modified Mortgage Loan purchased pursuant to
      Section 3.01(c) and any REO Proceeds treated as such pursuant to Section 3.08(b)) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest for any month subsequent to the month of prepayment.

           Private Placement Memorandum: The private placement memorandum relating to the Restricted Junior Certificates dated as of June 23, 1997.

           Prohibited Transaction Exemption:  U.S. Department of
      Labor Prohibited Transaction Exemption 90-83, 55 Fed. Reg.
      50250, December 5, 1990.

           Property Protection Expenses: With respect to any Mortgage Loan, expenses paid or incurred by or for the account of the Company in accordance with the related Mortgage for (a) real estate property taxes and property repair, replacement, protection and preservation expenses and (b) similar expenses reasonably paid or incurred to preserve or protect the value of such Mortgage to the extent the Company is not reimbursed therefor pursuant to the Primary Insurance Policy, if any, or any other insurance policy with respect thereto.

           Purchase Price: With respect to any Mortgage Loan required or permitted to be purchased hereunder from the Trust Fund, an amount equal to 100% of the unpaid principal balance thereof plus interest thereon at the applicable Mortgage Rate from the date to which interest was last paid to the first day of the month in which such purchase price is to be distributed; provided, however, that if the Company is the servicer hereunder, such purchase price shall be net of unreimbursed Monthly Advances with respect to such Mortgage Loan, and the interest component of the Purchase Price may be computed on the basis of the Net Mortgage Rate for such Mortgage Loan; and provided, further, that if such Mortgage Loan is a Modified Mortgage Loan, the interest component of the Purchase Price shall be computed (i) on the basis of the applicable Mortgage Rate before giving effect to the related modification and (ii) from the date to which interest was last paid to the date on which such Modified Mortgage Loan is assigned to the Company pursuant to Section 3.01(c).

           QIB: A "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended.

           Rating Agency: Any statistical credit rating agency, or its successor, that rated any of the Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee. References herein to the two highest long-term rating categories of a Rating Agency shall mean such ratings without any modifiers. As of the date of the initial issuance of the Certificates, the Rating Agencies are Fitch and Moody's; except that for purposes of the Class M, Class B1, Class B2, Class B3 and Class B4 Certificates, Fitch shall be the sole Rating Agency. The Class B5 Certificates are issued without ratings.

           Realized Loss: Any (i) Deficient Valuation or (ii) as to any Liquidated Mortgage Loan, (x) the unpaid principal balance of such Liquidated Mortgage Loan plus accrued and unpaid interest thereon at the Net Mortgage Rate through the last day of the month of such liquidation less (y) the related Liquidation Proceeds and Insurance Proceeds (as reduced by the related Liquidation Expenses).

           Record Date: The last Business Day of the month immediately preceding the month of the related Distribution
      Date.

           Reference Banks:  As defined in Section 5.08.

           Relief Act:  The Soldiers' and Sailors' Civil Relief
      Act of 1940, as amended.

           Relief Act Mortgage Loan: Any Mortgage Loan as to which the Monthly Payment thereof has been reduced due to the application of the Relief Act.

           REMIC: A "real estate mortgage investment conduit" within the meaning of section 860D of the Code.

           REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of the Code, and related provisions, and U.S. Office of the Treasury temporary or final regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

           REO Mortgage Loan: Any Mortgage Loan which is not a
      Liquidated Mortgage Loan and as to which the related
      Mortgaged Property is held as part of the Trust Fund.

           REO Proceeds: Proceeds, net of any related expenses of the Company, received in respect of any REO Mortgage Loan
      (including, without limitation, proceeds from the rental of the related Mortgaged Property).

           Reserve Fund:  None.

           Reserve Interest Rate:  As defined in Section 5.08.

           Residual Certificate:  Any Class R Certificate.

           Responsible Officer: When used with respect to the Trustee, any officer or assistant officer assigned to and working in the Corporate Trust Department of the Trustee and, also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

           Restricted Certificate:  Any Restricted Junior
      Certificate or Class S Certificate.

           Restricted Junior Certificate: Any Class B3, Class B4 or Class B5 Certificate.

           S&P: Standard & Poor's Rating Services, a division of
      The McGraw-Hill Companies, Inc., and its successors.

           SAIF:  The Savings Association Insurance Fund of the
      FDIC, or its successor in interest.

           Scheduled Balance: As to any Distribution Date and any
      Class of Scheduled Certificates and any Scheduled
      Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           Scheduled Certificates:  None.

           Scheduled Component:  None.

           Scheduled Principal Balance: As to any Mortgage Loan and Distribution Date, the principal balance of such Mortgage Loan as of the Due Date in the month next preceding the month of such Distribution Date (or, if so specified, such other date) as specified in the amortization schedule at the time relating to such Mortgage Loan (before any adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period) after giving effect to any previous Principal Prepayments, Deficient Valuations incurred subsequent to the Bankruptcy Coverage Termination Date, adjustments due to the application of the Relief Act and the payment of principal due on such Due Date, irrespective of any delinquency in payment by the related Mortgagor. As to any Mortgage Loan and the Cut-off Date, the "unpaid balance" thereof specified in the initial Mortgage Loan Schedule.

           Senior Certificate:  Any Certificate other than a
      Junior Certificate or a Class S Certificate.

           Senior Certificate Principal Balance: As of any
      Distribution Date, an amount equal to the sum of the Certificate Principal Balances of the Senior Certificates
      (other than any Class PO Certificates).


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


           Senior Optimal Principal Amount: As to any
      Distribution Date, an amount equal to the sum of the Group
      I Senior Optimal Principal Amount for such date and the Group II Senior Optimal Principal Amount for such date.

           Senior Percentage: As to any Distribution Date, the lesser of (i) 100% and (ii) the percentage (carried to six places rounded up) obtained by dividing the Senior Certificate Principal Balance immediately prior to such Distribution Date by an amount equal to the sum of the Certificate Principal Balances of all the Certificates other than any Class PO Certificates immediately prior to such Distribution Date.

           Senior Prepayment Percentage:  As to any Distribution
      Date, the sum of the Category A Senior Prepayment
      Percentage, the Category B Senior Prepayment Percentage and the Category C Senior Prepayment Percentage.

           Servicer's Certificate: A certificate, completed by and executed on behalf of the Company by a Servicing Officer in accordance with Section 4.06, substantially in the form of Exhibit D hereto or in such other form as the Company and the Trustee shall agree.

           Servicing Fee: As to any Mortgage Loan and
      Distribution Date, an amount equal to the product of (i) the Scheduled Principal Balance of such Mortgage Loan as of the Due Date in the preceding calendar month and (ii) the Servicing Fee Rate for such Mortgage Loan.

           Servicing Fee Rate: As to any Mortgage Loan, the per annum rate identified as such for such Mortgage Loan and set forth in the Mortgage Loan Schedule.

           Servicing Officer: Any officer of the Company involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers attached to an Officer's Certificate furnished to the Trustee by the Company, as such list may from time to time be amended.

           Single Certificate: A Certificate with an Initial Certificate Principal Balance, or initial Notional Principal Balance, of $1,000 or, in the case of a Class of Certificates issued with an initial Class Certificate Principal Balance or initial Notional Principal Balance of less than $1,000, such lesser amount.

           Special Hazard Loss: (i) A Realized Loss suffered by a Mortgaged Property on account of direct physical loss, exclusive of (a) any loss covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06 and (b) any loss caused by or resulting from:

           (1)  normal wear and tear;

           (2) conversion or other dishonest act on the part of the Trustee, the Company or any of their agents or employees; or

           (3) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues;

      or (ii) any Realized Loss suffered by the Trust Fund arising from or related to the presence or suspected presence of hazardous wastes or hazardous substances on a Mortgaged Property unless such loss to a Mortgaged Property is covered by a hazard policy or a flood insurance policy required to be maintained in respect of such Mortgaged Property under Section 3.06.

           Special Hazard Loss Amount: As of any Distribution Date, an amount equal to $4,008,264 minus the sum of (i) the aggregate amount of Special Hazard Losses that would have been allocated to the Junior Certificates in accordance with Section 4.03 in the absence of the Loss Allocation Limitation and (ii) the Adjustment Amount (as defined below) as most recently calculated. On each anniversary of the Cut-off Date, the "Adjustment Amount" shall be equal to the amount, if any, by which the amount calculated in accordance with the preceding sentence (without giving effect to the deduction of the Adjustment Amount for such anniversary) exceeds the lesser of (x) the greater of (A) the product of the Special Hazard Percentage for such anniversary multiplied by the outstanding principal balance of all the Mortgage Loans on the Distribution Date immediately preceding such anniversary and (B) twice the outstanding principal balance of the Mortgage Loan which has the largest outstanding principal balance on the Distribution Date immediately preceding such anniversary, and (y) an amount calculated by the Company and approved by each Rating Agency, which amount shall not be less than $500,000.

           Special Hazard Percentage: As of each anniversary of the Cut-off Date, the greater of (i) 1.00% and (ii) the largest percentage obtained by dividing (x) the aggregate outstanding principal balance (as of the immediately preceding Distribution Date) of the Mortgage Loans secured by Mortgaged Properties located in a single, five-digit zip code area in the State of California by (y) the outstanding principal balance of all the Mortgage Loans as of the immediately preceding Distribution Date.

           Special Hazard Termination Date: The Distribution Date upon which the Special Hazard Loss Amount has been reduced to zero or a negative number (or the Cross-Over Date, if earlier).

           Specified Component:  The Class A11A Component and
      Class A11B Component of the Class A11 Certificates.

           Startup Day:  As defined in Section 2.06(c).

           Strip Rate: With respect to the Class S Certificates and any Distribution Date, a variable rate per annum equal to the excess of (x) the weighted average (by Scheduled Principal Balance) carried to six decimal places, rounded down, of the Net Mortgage Rates of the Outstanding Non-Discount Mortgage Loans as of the Due Date in the preceding calendar month (or the Cut-off Date, in the case of the first Distribution Date) over (y) 7.50%; provided, however, that such calculation shall not include any Mortgage Loan that was the subject of a Voluntary Principal Prepayment in full received by the Company (or of which the Company received notice, in the case of a Mortgage Loan serviced by a Primary Servicer) on or after the first day but on or before the 15th day of such preceding calendar month.

           Subordinate Certificates: As to any date of determination, first, the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; second, the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; third, the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fourth, the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; fifth, the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and sixth, the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero.

           Subordinate Certificate Writedown Amount: As to any Distribution Date, first, any amount distributed to the Class PO Certificates on such Distribution Date pursuant to
      Section 4.01(a)(iv) and second, after giving effect to the application of clause first above, the amount by which (i) the sum of the Class Certificate Principal Balances of all the Certificates (after giving effect to the distribution of principal and the application of Realized Losses in reduction of the Certificate Principal Balances of the related Certificates on such Distribution Date) exceeds
      (ii) the Pool Scheduled Principal Balance on the first day of the month of such Distribution Date less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date.

           Substitution Amount: With respect to any Mortgage Loan substituted pursuant to Section 2.03(b), the excess of (x) the Scheduled Principal Balance of the Mortgage Loan that is substituted for, over (y) the Scheduled Principal Balance of the related substitute Mortgage Loan, each balance being determined as of the date of substitution.

           TAC Balance: As to any Distribution Date and any Class of TAC Certificates and any TAC Component, the balance designated as such for such Distribution Date and such Class or Component as set forth in the Principal Balance Schedules.

           TAC Certificates:  Any Class A6 and Class A10
      Certificate.

           TAC Component:  None.

           Trigger Event: Any one or more of the following: (i) if the Company is not a wholly-owned direct or indirect subsidiary of General Electric Company or if General Electric Capital Corporation shall not own (directly or indirectly) at least two-thirds of the voting shares of the capital stock of the Company, (ii) if the long-term senior unsecured rating of General Electric Capital Corporation is downgraded or withdrawn by Fitch or Moody's below their two highest rating categories, (iii) if General Electric Capital Corporation is no longer obligated pursuant to the terms of the support agreement, dated as of October 1, 1990, between General Electric Capital Corporation and the Company, to maintain the Company's net worth or liquidity (as such terms are defined therein) at the levels specified therein, or if such support agreement, including any amendment thereto, has been breached, terminated or otherwise held to be unenforceable and (iv) if such support agreement, including any amendment thereto, is amended or modified.

           Trust Fund: The corpus of the trust created by this Agreement evidenced by the Certificates and consisting of:

                (i)  the Mortgage Loans;

               (ii) all payments on or collections in respect of such Mortgage Loans, except as otherwise described in the first paragraph of Section 2.01;

              (iii) the obligation of the Company to deposit in the Certificate Account the amounts required by Sections 3.02(d), 3.02(e) and 4.04(a), and the obligation of the Trustee to deposit in the Certificate Account any amount required pursuant to
           Section 4.04(b);

               (iv) the obligation of the Company to purchase or replace any Defective Mortgage Loan pursuant to Section
           2.02 or 2.03;

                (v) the obligation of the Company to purchase any Modified Mortgage Loan pursuant to Section 3.01(c);

               (vi) all property acquired by foreclosure or deed in lieu of foreclosure with respect to any REO Mortgage Loan;

              (vii)  the proceeds of the Primary Insurance
           Policies, if any, and the hazard insurance policies required by Section 3.06, in each case, in respect of the Mortgage Loans;

             (viii) the Certificate Account established pursuant to Section 3.02(d);

               (ix) the Eligible Account or Accounts, if any, established pursuant to Section 3.02(e); and

                (x) any collateral funds established to secure the obligations of the Holder of the Class B4 and Class B5 Certificates, respectively, under any agreements entered into between such holder and the Company pursuant to Section 3.08(e).

           Trustee: The institution executing this Agreement as Trustee, or its successor in interest, or if any successor trustee is appointed as herein provided, then such successor trustee so appointed.

           Uninsured Cause: Any cause of damage to property subject to a Mortgage such that the complete restoration of the property is not fully reimbursable by the hazard insurance policies required to be maintained pursuant to
      Section 3.06.

           Unpaid Class Interest Shortfall: As to any
      Distribution Date and any Class of Certificates (other than any Class of Principal Only Certificates and any Class consisting of Specified Components) or any Specified Component (other than any Principal Only Component), the amount, if any, by which the aggregate of the Class Interest

      Shortfalls for such Class or in respect of such Specified Component for prior Distribution Dates is in excess of the aggregate amounts distributed on prior Distribution Dates to Holders of such Class of Certificates or in respect of such Specified Component (or added to the Class Certificate Principal Balance of any Class of Accrual Certificates, or to the Component Principal Balance of any Accrual Component constituting a Specified Component) pursuant to Section 4.01(a)(ii), in the case of the Senior Certificates and any Specified Component thereof (other than any Principal Only Component), and the Class S Certificates, Section 4.01(a)(vi), in the case of the Class M Certificates,
      Section 4.01(a)(ix), in the case of the Class B1 Certificates, Section 4.01(a)(xii), in the case of the Class B2 Certificates, Section 4.01(a)(xv), in the case of the Class B3 Certificates, Section 4.01(a)(xviii), in the case of the Class B4 Certificates, and Section 4.01(a)(xxi), in the case of the Class B5 Certificates. As to any Class of Certificates consisting of Specified Components and any Distribution Date, the sum of the Unpaid Class Interest Shortfalls for the Specified Components thereof on such date.

           Voluntary Principal Prepayment: With respect to any Distribution Date, any prepayment of principal received from the related Mortgagor on a Mortgage Loan (including the Purchase Price of any Modified Mortgage Loan purchased pursuant to Section 3.01(c)).

           Voting Rights: The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of Section 10.01. At all times during the term of this Agreement, 99% of all Voting Rights shall be allocated to the Certificates other than the Class S Certificates and 1% of all Voting Rights shall be allocated to the Class S. Voting Rights allocated to the Class S Certificates shall be allocated among the Certificates of each such Class in proportion to their Notional Principal Balances. Voting Rights allocated to the other Classes of Certificates shall be allocated among such Classes (and among the Certificates within each such Class) in proportion to their Class Certificate Principal Balances (or Certificate Principal Balances), as the case may be.


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


                            ARTICLE II

                   CONVEYANCE OF MORTGAGE LOANS;
                 ORIGINAL ISSUANCE OF CERTIFICATES

           Section 2.01. Conveyance of Mortgage Loans. The Company, concurrently with the execution and delivery of this Agreement, does hereby transfer, assign, set-over and otherwise convey to the Trustee without recourse (except as provided herein) all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received by the Company on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date).

           In connection with such transfer and assignment, the Company does hereby deliver to the Trustee the following documents or instruments with respect to each Mortgage Loan
(other than any Designated Loan) so transferred and assigned:

           (i) The Mortgage Note, endorsed without recourse in blank by the Company, including all intervening endorsements showing a complete chain of endorsement from the originator to the Company; provided, however, that if such Mortgage Note is a Confirmatory Mortgage Note, such Confirmatory Mortgage Note may be payable directly to the Company or may show a complete chain of endorsement from the named payee to the Company;

          (ii)  Any assumption and modification agreement; and

         (iii) An assignment in recordable form (which may be included in a blanket assignment or assignments) of the Mortgage to the Trustee.

With respect to each Designated Loan, the Company does hereby deliver to the Trustee the Designated Loan Closing Documents.

           In instances where a completed assignment of the Mortgage in recordable form cannot be delivered by the Company to the Trustee prior to or concurrently with the execution and delivery of this Agreement, due to a delay in connection with recording of the Mortgage, the Company may, in lieu of delivering the completed assignment in recordable form, deliver to the Trustee the assignment in such form, otherwise complete except for recording information.

           With respect to each Designated Loan, within 45 days of the Closing Date the Company shall deliver to the Trustee either
(a) the documents referred to in clauses (i) and (ii) of the second preceding paragraph, provided that if the Company cannot

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


locate such documents in the form initially executed by the Mortgagor and the obligor under any assumption and modification agreement, then it shall use reasonable efforts to obtain, and may deliver, new documents executed by such parties evidencing their obligations under the initial documents or (b) an Opinion of Counsel satisfactory to the Trustee from counsel admitted to practice in the jurisdiction in which the related Mortgaged Property is located to the effect that the absence of the original Mortgage Note or assumption and modification agreement, as the case may be, will not preclude the Company as servicer from initiating or prosecuting to completion any foreclosure proceeding with respect to such Mortgaged Property. If such documents are not so delivered within 45 days of the Closing Date, the Company will use its best reasonable efforts (and the Trustee will have no obligation to inquire as to such efforts) to substitute another Mortgage Loan for such Designated Loan on the next succeeding Distribution Date pursuant to Section 2.03(b). If the Company is unable to effect such substitution, it shall repurchase such Designated Loan on such Distribution Date pursuant to Section 2.03(a).

           In connection with each Mortgage Loan transferred and assigned to the Trustee, the Company shall deliver to the Trustee the following documents or instruments as promptly as practicable, but in any event within 30 days, after receipt by the Company of all such documents and instruments for all of the outstanding Mortgage Loans:

           (i) the Mortgage with evidence of recording indicated thereon;

          (ii)  a copy of the title insurance policy; and

         (iii) with respect to any Mortgage that has been assigned to the Company, the related recorded intervening assignment or assignments of Mortgage, showing a complete chain of assignment from the originator to the Company.

Pending such delivery, the Company shall retain in its files (a) copies of the documents described in clauses (i) and (iii) of the preceding sentence, without evidence of recording thereon, and
(b) title insurance binders with respect to the Mortgage Loans. The Company shall also retain in its files evidence of any primary mortgage insurance relating to the Mortgage Loans during the period when the related insurance is in force. Pending delivery of the documents referred to in the second preceding sentence, such evidence of primary mortgage insurance shall include a copy of the relevant Primary Insurance Policy. (The copies of the Mortgage, intervening assignments of Mortgage, if any, title insurance binder and the Primary Insurance Policy, if any, described in the second and third preceding sentences are collectively referred to herein as the "Document File" with

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


respect to each Mortgage Loan.) The Company shall advise the Trustee in writing if such delivery to the Trustee shall not have occurred on or before the first anniversary of the Closing Date. The Company shall promptly furnish to the Trustee the documents included in the Document Files (other than any such documents previously delivered to the Trustee as originals or copies) either (a) upon the written request of the Trustee or (b) when the Company or the Trustee obtains actual notice or knowledge of a Trigger Event. The Trustee shall have no obligation to request delivery of the Document Files unless a Responsible Officer of the Trustee has actual notice or knowledge of the occurrence of a Trigger Event.

           In the case of Mortgage Loans which have been prepaid in full after the Cut-off Date and prior to the date of execution and delivery of this Agreement, the Company, in lieu of delivering the above documents to the Trustee, herewith delivers to the Trustee a certification of a Servicing Officer of the nature set forth in Section 3.09.

           The Company shall not be required to record the assignments of the Mortgages to the Trustee unless the Company or the Trustee obtains actual notice or knowledge of the occurrence of any Trigger Event; provided, however, that such recording shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to reduce or withdraw its then current ratings of the Certificates. The party obtaining actual notice or knowledge of any of such events shall give the other party prompt written notice thereof. For purposes of the foregoing (as well as for purposes of determining whether the Company shall be required to deliver the Document Files to the Trustee following the occurrence of a Trigger Event), the Company shall be deemed to have knowledge of any such downgrading referred to in the definition of Trigger Event if, in the exercise of reasonable diligence, the Company has or should have had knowledge thereof. As promptly as practicable subsequent to the Company's delivery or receipt of such written notice, as the case may be, the Company shall insert the recording information in the assignments of the Mortgages to the Trustee and shall cause the same to be recorded, at the Company's expense, in the appropriate public office for real property records, except that the Company need not cause to be so completed and recorded any assignment which relates to a Mortgage Loan secured by property in a jurisdiction under the laws of which, on the basis of an Opinion of Counsel reasonably satisfactory to the Trustee and satisfactory to each Rating Agency (as evidenced in writing), recordation of such assignment is not necessary to protect the Trustee against discharge of such Mortgage Loan by the Company or any valid assertion that any Person other than the Trustee has title to or any rights in such Mortgage Loan. In the event that the Company fails or refuses to record the assignment of

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


Mortgages in the circumstances provided above, the Trustee shall record or cause to be recorded such assignment at the expense of the Company. In connection with the recording of any such assignment, the Company shall furnish such documents as may be reasonably necessary to accomplish such recording. Notwithstanding the foregoing, at any time the Company may record, or cause to be recorded, the assignments of Mortgages at the expense of the Company.

           Section 2.02. Acceptance by Trustee. Subject to the examination hereinafter provided, the Trustee acknowledges receipt of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, delivered pursuant to Section 2.01, and declares that the Trustee holds and will hold such documents and each other document delivered to it pursuant to Section 2.01 in trust, upon the trusts herein set forth, for the use and benefit of all present and future Certificateholders. The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File within 45 days after (i) the execution and delivery of this Agreement, in the case of the Mortgage Notes, the assignments of the Mortgages to the Trustee, the assumption and modification agreements, if any, and the Designated Loan Closing Documents, if any, (ii) delivery to the Trustee after the Closing Date of (x) the Mortgage Notes and the assumption and modification agreements, if any, or (y) an Opinion of Counsel described in the fourth paragraph of Section 2.01, as applicable, with respect to each Designated Loan, and
(iii) delivery of the recorded Mortgages, title insurance policies and recorded intervening assignments of Mortgage, if any, to ascertain that all required documents set forth in
Section 2.01 have been executed, received and recorded, if applicable, and that such documents relate to the Mortgage Loans identified in Exhibit C hereto. In performing such examination, the Trustee may conclusively assume the due execution and genuineness of any such document and the genuineness of any signature thereon. It is understood that the scope of the Trustee's examination of the Mortgage Files is limited solely to confirming, after receipt of the documents listed in Section 2.01, that such documents have been executed, received and recorded, if applicable, and relate to the Mortgage Loans identified in Exhibit C to this Agreement. If in the course of such review the Trustee finds (1) that any document required to be delivered as aforesaid has not been delivered, or (2) any such document has been mutilated, defaced or physically altered without the borrower's authorization or approval, or (3) based upon its examination of such documents, the information with respect to any Mortgage Loan set forth on Exhibit C is not accurate, the Trustee shall promptly so notify the Company in writing, which shall have a period of 60 days after receipt of such notice to correct or cure any such defect. The Company hereby covenants and agrees that, if any such material defect

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


cannot be corrected or cured, the Company will on a Distribution Date which is not later than the first Distribution Date which is more than ten days after the end of such 60-day period repurchase the related Mortgage Loan from the Trustee at the Purchase Price therefor or replace such Mortgage Loan pursuant to Section 2.03(b); provided, however, that if the defect (or breach pursuant to Section 2.03(a)) is one that, had it been discovered before the Startup Day, would have prevented the Mortgage Loan from being a "qualified mortgage" within the meaning of the REMIC Provisions, such defect or breach shall be cured, or the related Mortgage Loan shall be repurchased or replaced, on a Distribution Date which falls within 90 days of the date of discovery of such defect or breach. The Purchase Price for the repurchased Mortgage Loan, or any amount required in respect of a substitution pursuant to Section 2.03(b), shall be deposited by the Company in the Certificate Account pursuant to Section 3.02(d) on the Business Day prior to the applicable Distribution Date and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall release or cause to be released to the Company the related Mortgage File and shall execute and deliver or cause to be executed and delivered such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a material defect in a constituent document exists shall constitute the sole remedy respecting such defect available to Certificateholders or the Trustee on behalf of Certificateholders.

           Upon receipt by the Trustee of the Mortgage Note with respect to a Designated Loan that is not defective in accordance with the fifth sentence of the preceding paragraph, the related Lost Note Affidavit delivered pursuant to Section 2.01 shall be void and the Trustee shall return it to the Company.

           Section 2.03.  Representations and Warranties of the
Company; Mortgage Loan Repurchase. (a) The Company hereby represents and warrants to the Trustee that:

           (i) The information set forth in Exhibit C hereto was true and correct in all material respects at the date or dates respecting which such information is furnished;

          (ii) As of the date of the initial issuance of the Certificates, each Mortgage is a valid and enforceable first lien on the property securing the related Mortgage Note subject only to (a) the lien of current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such

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


      exceptions appearing of record being acceptable to mortgage lending institutions generally in the area wherein the property subject to the Mortgage is located or specifically reflected in the appraisal obtained in connection with the origination of the related Mortgage Loan obtained by the Company and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage;

         (iii) Immediately prior to the transfer and assignment herein contemplated, the Company had good title to, and was the sole owner of, each Mortgage Loan and all action had been taken to obtain good record title to each related Mortgage. Each Mortgage Loan has been transferred free and clear of any liens, claims and encumbrances;

          (iv) As of the date of the initial issuance of the Certificates, no payment of principal of or interest on or in respect of any Mortgage Loan is 30 or more days past due and none of the Mortgage Loans have been past due 30 or more days more than once during the preceding 12 months;

           (v) As of the date of the initial issuance of the Certificates, there is no mechanics' lien or claim for work, labor or material affecting the premises subject to any Mortgage which is or may be a lien prior to, or equal or coordinate with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in (x) below;

          (vi) As of the date of the initial issuance of the Certificates, there is no delinquent tax or assessment lien against the property subject to any Mortgage;

         (vii) As of the date of the initial issuance of the Certificates, there is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

        (viii) As of the date of the initial issuance of the Certificates, the physical property subject to any Mortgage is free of material damage and is in good repair;

          (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity and disclosure laws;

           (x) A lender's title insurance policy or binder, or other assurance of title insurance customary in the relevant

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      jurisdiction therefor, in either case, in a form acceptable to FNMA or FHLMC, was issued on the date of the origination of each Mortgage Loan and each such policy or binder is valid and remains in full force and effect;

          (xi) The original principal amount of each Mortgage Note was not more than 95.25% of the Original Value; as of the Cut-off Date, no more than 25.25% of the Mortgage Loans by Scheduled Principal Balance had original principal amounts of more than 80% of the Original Value and each Mortgage Note having an original principal amount in excess of 80% of the Original Value is covered by a Primary Insurance Policy so long as its then outstanding principal amount exceeds 80% of the greater of (a) the Original Value and (b) the then current value of the related Mortgaged Property as evidenced by an appraisal thereof satisfactory to the Company. Each Primary Insurance Policy is issued by a private mortgage insurer acceptable to FNMA or FHLMC;

         (xii) Each Mortgage Note is payable on the first day of each month in self-amortizing monthly installments of principal and interest, with interest payable in arrears, over an original term of not more than thirty years. The Mortgage Rate of each Mortgage Note of the related Mortgage Loan was not less than 6.875% per annum and not greater than 8.875% per annum. The Mortgage Rate of each Mortgage
      Note is fixed for the life of the related Mortgage Loan;

        (xiii) The improvements on the Mortgaged Properties are insured against loss under a hazard insurance policy with extended coverage and conforming to the requirements of
      Section 3.06 hereof. As of the date of initial issuance of the Certificates, all such insurance policies are in full force and effect;

         (xiv) As of the Cut-off Date, no more than 18.25% of the Mortgage Loans by Scheduled Principal Balance had a
      Scheduled Principal Balance of more than $400,000;

          (xv) As of the Cut-off Date, no more than 0.75% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties located in any one postal zip code area;

         (xvi) As of the Cut-off Date, at least 97.25% of the Mortgage Loans by Scheduled Principal Balance are secured by Mortgaged Properties determined by the Company to be the primary residence of the Mortgagor. The basis for such determination is the making of a representation by the Mortgagor at origination that he or she intends to occupy the underlying property;


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        (xvii) As of the Cut-off Date, at least 93.00% of the
      Mortgage Loans by Scheduled Principal Balance are secured by one-family detached residences;

       (xviii) As of the Cut-off Date, no more than 3.00% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums and, as of the Cut-off Date, no more than 2.25% of the Mortgage Loans by Scheduled Principal Balance are secured by two- to four-family residential properties. As to each condominium or related Mortgage Loan, (a) the related condominium is in a project that is on the FNMA or FHLMC approved list, (b) the related condominium is in a project that, upon submission of appropriate application, could be so approved by either FNMA or FHLMC, (c) the related Mortgage Loan meets the requirements for purchase by FNMA or FHLMC or (d) the related Mortgage Loan is of the type that could be approved for purchase by FNMA or FHLMC but for the principal balance of the related Mortgage Loan or the pre-sale requirements. As of the Cut-off Date, no more than 0.50% of the Mortgage Loans by Scheduled Principal Balance are secured by condominiums located in any one postal zip code area;

         (xix) No Mortgage Loan is secured by a leasehold interest in the related Mortgaged Property, and each Mortgagor holds fee title to the related Mortgaged
      Property;

          (xx) As of the Cut-off Date, no more than 0.50% of the Mortgage Loans by Scheduled Principal Balance constituted Buydown Mortgage Loans. The maximum Buydown Period for any Buydown Mortgage Loan is three years, and the maximum difference between the stated Mortgage Rate of any Buydown Mortgage Loan and the rate paid by the related Mortgagor is three percentage points. Each Buydown Mortgage Loan has been fully funded;

         (xxi)  The original principal balances of the Mortgage
      Loans range from $30,000.00 to $1,000,000.00;

        (xxii) As of the Cut-off Date, no more than 2.25% of the Mortgage Loans by Scheduled Principal Balance are secured by second homes, no more than 0.50% of the Mortgage Loans by Scheduled Principal Balance are secured by investor-owned properties;

       (xxiii) All appraisals are on forms acceptable to either
      FNMA or FHLMC, including information regarding three comparable properties;

        (xxiv) No selection procedures, other than those necessary to comply with the representations and warranties set forth herein or the description of the Mortgage Loans

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


      made in any disclosure document delivered to prospective investors in the Certificates, have been utilized in selecting the Mortgage Loans from the Company's portfolio which would be adverse to the interests of the Certificateholders;

         (xxv) To the best of the Company's knowledge, at origination no improvement located on or being part of a Mortgaged Property was in violation of any applicable zoning and subdivision laws and ordinances;

        (xxvi) None of the Mortgage Loans is a temporary construction loan. With respect to any Mortgaged Property which constitutes new construction, the related construction has been completed substantially in accordance with the specifications therefor and any incomplete aspect of such construction shall not be material or interfere with the habitability or legal occupancy of the Mortgaged Property. Mortgage Loan amounts sufficient to effect any such completion are in escrow for release upon or in connection with such completion or a performance bond or completion bond is in place to provide funds for this purpose and such completion shall be accomplished within 120 days after weather conditions permit the commencement thereof;

       (xxvii)  As of the Closing Date, each Mortgage Loan is a
      "qualified mortgage" as defined in Section 860G(a)(3) of the Code; and

      (xxviii) As of the Closing Date, the Company possesses the Document File with respect to each Mortgage Loan, and the related Mortgages and intervening assignment or assignments of Mortgages, if any, have been delivered to a title insurance company for recording.

           It is understood and agreed that the representations and warranties set forth in this Section 2.03(a) shall survive delivery of the respective Mortgage Files to the Trustee. Upon discovery by either the Company or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other. Subject to the following sentence, within 60 days of its discovery or its receipt of notice of breach, or, with the prior written consent of a Responsible Officer of the Trustee, such longer period specified in such consent, the Company shall cure such breach in all material respects or shall repurchase such Mortgage Loan from the Trustee or replace such Mortgage Loan pursuant to Section 2.03(b). Any such repurchase by the Company shall be accomplished in the manner set forth in Section 2.02, subject to the proviso of the third-to-last sentence thereof, and at the

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


Purchase Price. It is understood and agreed that the obligation of the Company to repurchase or replace any Mortgage Loan as to which a breach occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders and such obligation of the Company to repurchase or replace any such Mortgage Loan shall not be assumed by any Person which may succeed the Company as servicer hereunder, but shall continue as an obligation of the Company. Notwithstanding the preceding sentence, if a breach of the representation and warranty of the Company contained in Section 2.03(a)(ix) occurs as a result of a violation of the federal Truth in Lending Act, 15 U.S.C. ss. 1601 et seq., as amended ("TILA") or any state truth-in lending or similar statute, and the Trustee or the Trust Fund is named as a defendant in a TILA suit or a suit under any such statutes in respect of such violation and liability in respect thereof is imposed upon the Trustee or the Trust Fund as assignees of the related Mortgage Loan pursuant to Section 1641 of TILA, or any analogous provision of any such statute, the Company shall indemnify the Trustee and the Trust Fund from, and hold them harmless against, any and all losses, liabilities, damages, claims or expenses (including reasonable attorneys' fees) to which the Trustee and the Trust Fund, or either of them, become subject pursuant to TILA or any such statute, insofar as such losses, damages, claims or expenses (including reasonable attorneys' fees) result from such violation. The Company's obligations under the preceding sentence shall not impair or derogate from the Company's obligations to the Trustee under
Section 8.05.

           (b) If the Company is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a), the Company may, at its option, within the applicable time period specified in such respective Sections, remove such Defective Mortgage Loan from the terms of this Agreement and substitute one or more other mortgage loans for such Defective Mortgage Loan, in lieu of repurchasing such Defective Mortgage Loan, provided that no such substitution shall occur more than two years after the Closing Date. Any substitute Mortgage Loan shall (a) have a Scheduled Principal Balance (together with that of any other Mortgage Loan substituted for the same Defective Mortgage Loan) as of the first Distribution Date following the month of substitution not in excess of the Scheduled Principal Balance of the Defective Mortgage Loan as of such date (the amount of any difference, plus one month's interest thereon at the respective Net Mortgage Rate, to be deposited by the Company in the Certificate Account pursuant to Section 2.02), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the Defective Mortgage Loan, (c) have the same Net Mortgage Rate as the Defective Mortgage Loan, (d) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of

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


the Defective Mortgage Loan, (e) be, in the reasonable determination of the Company, of the same type, quality and character as the Defective Mortgage Loan as if the defect or breach had not occurred, (f) have a ratio of its current principal amount to its Original Value not greater than that of the removed Mortgage Loan and (g) be, in the reasonable determination of the Company, in compliance with the representations and warranties contained in Section 2.03(a) as of the date of substitution.

           The Company shall amend the Mortgage Loan Schedule to reflect the withdrawal of any Defective Mortgage Loan and the substitution of a substitute Mortgage Loan therefor. Upon such amendment the Company shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 2.03(a) as of the date of such substitution, which shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 2.03(a). Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 2.03(b) (other than the two-year period specified in the first sentence of the preceding paragraph of this Section 2.03(b)), such time shall be measured from the date of the applicable substitution.

           Section 2.04. Execution of Certificates. The Trustee has caused to be executed, countersigned and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, the Certificates in authorized denominations evidencing the entire ownership of the Trust Fund.


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           Section 2.05. Designations under the REMIC Provisions.
(a) The Company hereby designates the Classes of Certificates identified in Section 5.01(b), other than the Residual
Certificates, as "regular interests," and the Class R Certificate as the single class of "residual interests," in the REMIC established hereunder for purposes of the REMIC Provisions.

           (b) The Closing Date will be the "Startup Day" for the
REMIC established hereunder for purposes of the REMIC Provisions.

           (c) The "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions shall be (i) the Company, if the Company is the owner of a Class R Certificate, or (ii) in any other case, the beneficial owner of the Class R Certificate having the largest Percentage Interest of such Class; provided, however, that such largest beneficial owner and, to the extent relevant, each other holder of a Class R Certificate, by its acceptance thereof irrevocably appoints the Company as its agent and attorney-in-fact to act as "tax matters person" with respect to the REMIC established hereunder for purposes of the REMIC Provisions.

           (d) The "latest possible maturity date" of the regular interests in the REMIC established hereunder is the Latest
Possible Maturity Date for purposes of section 860G(a)(1) of the Code.

           (e) In no event shall the assets described in clause
(x) of the definition of the term Trust Fund constitute a part of the REMIC established hereunder.


                            ARTICLE III

                   ADMINISTRATION AND SERVICING
                         OF MORTGAGE LOANS

           Section 3.01. Company to Act as Servicer. (a) It is intended that the REMIC established hereunder shall constitute, and that the affairs of the REMIC shall be conducted so as to qualify the Trust Fund (other than any collateral fund established under the agreement referred to in Section 3.08(e)), as a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Company covenants and agrees that it shall act as agent (and the Company is hereby appointed to act as agent) on behalf of the Trust Fund and the Holders of the Residual Certificates and that in such capacity it shall:

           (i) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage
      Investment Conduit Income Tax Return (Form 1066) and prepare

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


      and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to the REMIC established hereunder, using the calendar year as the taxable year and the accrual method of accounting, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

          (ii) within thirty days of the Closing Date, shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto (and the Company shall act as the representative of the REMIC established hereunder for this purpose), together with such additional information as may be required by such Form, and shall update such information at the time or times and in the manner required by the Code;

         (iii) make or cause to be made an election, on behalf of the REMIC established hereunder, to be treated as a REMIC, and make the appropriate designations, if applicable, in accordance with Section 2.05 hereof on the federal tax return of the Trust Fund for its first taxable year (and, if necessary, under applicable state law);

          (iv) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns or reports, or furnish or cause to be furnished by telephone, mail, publication or other appropriate method such information, as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption Multiple;

           (v) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Disqualified Organization, or an agent (including a broker, nominee or other middleman) of a Disqualified Organization, or a pass-through entity in which a Disqualified Organization is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

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


          (vi) use its best reasonable efforts to conduct the affairs of the REMIC established hereunder at all times that any Certificates are outstanding so as to maintain the status thereof as a REMIC under the REMIC Provisions;

         (vii) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of the REMIC or that would subject the Trust Fund to tax, except for taxes for which the Company is required to indemnify the REMIC pursuant to Section 3.01(c);

        (viii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of section 860D(a)(2) of the Code other than the interests represented by the Classes of Certificates identified in
      Section 5.01(b);

          (ix) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of section 860F of the Code, unless (1) the Company shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject the Trust Fund to tax, or (c) cause the REMIC established hereunder to fail to qualify as a REMIC or (2) such "prohibited transactions" arise from the modification, holding or purchase of a Modified Mortgage Loan pursuant to Section 3.01(c);

           (x) exercise reasonable care not to allow the Trust Fund to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC, except such as may arise from the modification, holding or purchase of a Modified Mortgage Loan pursuant to Section 3.01(c);

          (xi) pay the amount of any federal or state tax, including prohibited transaction taxes, taxes on certain contributions to the REMIC after the Startup Day, and taxes on net income from foreclosure property, imposed on the Trust Fund when and as the same shall be due and payable (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

         (xii) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and


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


        (xiii) maintain such records relating to the REMIC established hereunder, including but not limited to the income, expenses, individual Mortgage Loans (including Mortgaged Property), other assets and liabilities thereof, and the fair market value and adjusted basis of the property of each determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

           The Company shall be entitled to be reimbursed pursuant to Section 3.04 for any federal income taxes paid by it pursuant to clause (xi) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, misfeasance or negligence of the Company in the performance of its obligations hereunder. The Company shall not be entitled to be reimbursed for any taxes paid pursuant to the indemnification provisions of Section 3.01(c) (except as provided therein). With respect to any reimbursement of prohibited transaction taxes, the Company shall inform the Trustee of the circumstances under which such taxes were incurred.

           (b) The Company shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through one or more Primary Servicers, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing, the Company shall continue, and is hereby authorized and empowered by the Trustee, to execute and deliver, or file, as appropriate, on behalf of itself, the Certificateholders and the Trustee or any of them, any and all continuation statements, termination statements, instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the properties subject to the Mortgages. Without limitation of the foregoing, if the Company in its individual capacity agrees to refinance any Mortgage Loan upon the request of the related Mortgagor, the Company, as servicer hereunder, may execute an instrument of assignment in customary form to the Company in its individual capacity. In connection with any such refinancing, the Trustee shall, upon certification of a Servicing Officer to the effect that an amount equal to the principal balance of the related Mortgage Loan together with accrued and unpaid interest thereon at the applicable Net Mortgage Rate to the date of such certification has been credited to the Mortgage Loan Payment Record, release the related Mortgage File to the Company whereupon the Company may cancel the related Mortgage Note. Upon request by the Company after the execution and delivery of this Agreement, the Trustee shall furnish the Company with any powers of attorney and other documents necessary or appropriate to enable the Company to carry out its servicing and administrative duties hereunder. Except as otherwise provided herein, the Company

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


shall maintain servicing standards substantially equivalent to those required for approval by FNMA or FHLMC. The Company shall not agree to any modification of the material terms of any Mortgage Loan except as provided in Section 3.01(c), the second sentence of Section 3.02(a) and in Section 3.07. The Company shall not release any portion of any Mortgaged Property from the lien of the related Mortgage unless the related Mortgage Loan would be a "qualified mortgage" within the meaning of the REMIC Provisions following such release.

           (c) The Company may agree to a modification of any Mortgage Loan (the "Relevant Mortgage Loan") upon the request of the related Mortgagor, provided that (i) the modification is in lieu of a refinancing and the Mortgage Rate on the Relevant Mortgage Loan, as modified, is approximately a prevailing market rate for newly-originated mortgage loans having similar terms,
(ii) the aggregate of the adjusted bases of all Modified Mortgage Loans (including the Relevant Mortgage Loan) plus the aggregate adjusted bases of any assets that are not qualified mortgages or Permitted Investments under Code Section 860GA that are assets of the REMIC established hereunder at all times on any day is less than one percent of the aggregate of the adjusted bases of all assets of the REMIC (including such Modified Mortgage Loans) on such day, and (iii) the Company purchases the Relevant Mortgage Loan from the Trust Fund as described below. Effective immediately after such modification, and, in any event, on the same Business Day on which the modification occurs, all right, title and interest of the Trustee in and to the Modified Mortgage Loan shall automatically be deemed transferred and assigned to the Company and all benefits and burdens of ownership thereof, including without limitation the right to accrued interest thereon from and including the date of modification and the risk of default thereon, shall pass to the Company. To confirm such transfer and assignment, the Company, as servicer hereunder, as soon as practicable shall execute an instrument of assignment of the Modified Mortgage Loan without recourse in customary form to the Company in its individual capacity. The Company shall promptly deliver to the Trustee a certification of a Servicing Officer to the effect that (i) an amount equal to the Purchase Price of such Modified Mortgage Loan has been credited to the Mortgage Loan Payment Record on the date of the transfer and assignment of such Modified Mortgage Loan to the Company and (ii) all requirements of the first paragraph of this subsection (c) have been satisfied with respect to such Modified Mortgage Loan.

           The Company shall deposit the Purchase Price for any Modified Mortgage Loan in the Certificate Account pursuant to
Section 3.02(d) on the Business Day prior to the Distribution Date on which such funds are considered Available Funds, provided, however, that if the Company is required to deposit funds in one or more Eligible Accounts on a daily basis pursuant to Section 3.02(e), the Purchase Price for any Modified Mortgage

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


Loan shall be deposited therein within one Business Day after the purchase of such Modified Mortgage Loan. Upon receipt by the Trustee of written notification of any such deposit signed by a Servicing Officer, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary more fully to vest in the Company any Modified Mortgage Loan previously transferred and assigned pursuant hereto.

           The Company covenants and agrees to indemnify the Trust Fund against any and all liability for any "prohibited transaction" taxes and any related interest, additions and penalties imposed on the REMIC established hereunder as a result of any modification of a Mortgage Loan effected pursuant to this subsection (c), any holding of a Modified Mortgage Loan by the REMIC or any purchase of a Modified Mortgage Loan by the Company (but such obligation shall not prevent the Company or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Company from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The Company shall have no right of reimbursement for any amount paid pursuant to the foregoing indemnification, except to the extent that the amount of any tax, interest and penalties, together with interest thereon, is refunded to the Trust Fund or the Company.

           (d) The relationship of the Company (and of any successor to the Company as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

           (e) All costs incurred by the Company in effecting the timely payment of taxes and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit, and such costs shall be recoverable by the Company to the extent permitted by
Section 3.04. The Company shall collect such amounts from the Mortgagor and shall credit the Mortgage Loan Payment Record accordingly.

           (f) If the Company enters into a servicing agreement with any servicer (a "Primary Servicer") pursuant to which such Primary Servicer shall directly service certain Mortgage Loans and the Company shall perform master servicing with respect thereto, the Company shall not be released from its obligations to the Trustee and Certificateholders with respect to the servicing and administration of the Mortgage Loans in accordance with the provisions of Article III hereof and such obligations shall not be diminished by virtue of any such servicing agreement or arrangement and the Company shall be obligated to the same extent and under the same terms and conditions as if the Company alone were servicing and administering the Mortgage Loans. Any amounts received by a Primary Servicer in respect of a Mortgage Loan shall be deemed to have been received by the Company whether or not actually received by it. Any servicing agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Primary Servicer in its capacity as such shall be deemed to be between the Company and the Primary Servicer alone, and the Trustee and the Certificateholders shall have no claims, obligations, duties or liabilities with respect thereto. Notwithstanding the foregoing, in the event the Company has been removed as the servicer hereunder pursuant to Section
6.04 or Section 7.01, the Trustee or any successor servicer appointed pursuant to Section 7.02 shall succeed to all of the Company's rights and interests (but not to any obligations or liabilities of the Company arising prior to the date of succession) under any servicing agreement with any Primary Servicer in respect of the Mortgage Loans, subject to the limitation on the Trustee's responsibilities under Section 7.02.

           (g) In no event shall any collateral fund established under the agreement referred to in Section 3.08(e) constitute an asset of any REMIC established hereunder.

           Section 3.02. Collection of Certain Mortgage Loan Payments; Mortgage Loan Payment Record; Certificate Account. (a) The Company shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans in its servicing portfolio. Consistent with the foregoing, the Company may in its discretion (i) waive any late payment charge or any assumption fees or other fees which may be collected in the ordinary course of servicing such Mortgage Loan and (ii) if a default on the Mortgage Loan has occurred or is reasonably foreseeable, arrange at any time prior to foreclosure with a Mortgagor a schedule for the payment of due and unpaid principal and interest for a period extending not longer than 180 days after the date that such schedule is arranged. Any arrangement of the sort described in clause (ii) above shall not affect the amount or timing of the Company's obligation to make Monthly Advances with respect to any Mortgage Loan which Monthly Advances shall be made pursuant to the original amortization schedule applicable to such Mortgage Loan.

           (b) The Company shall establish and maintain a Mortgage Loan Payment Record in which the following payments on and collections in respect of each Mortgage Loan shall as

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promptly as practicable be credited by the Company for the
account of the Holders of the Certificates:

           (i) All payments on account of principal, including Principal Prepayments (other than (A) payments of principal due and payable on the Mortgage Loans on or before, and all Principal Prepayments received before, the Cut-off Date,
      (B) in the case of a substitute Mortgage Loan, payments of principal due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and all Principal Prepayments received before the first day of the month of substitution, and (C) in the case of a replaced Mortgage Loan, payments of principal due and payable on such Mortgage Loan after the Determination Date in the month of substitution, and all Principal Prepayments received in the month of substitution);

          (ii) All payments (other than (A) those due and payable on or before the Cut-off Date, (B) in the case of a substitute Mortgage Loan, those due and payable on such Mortgage Loan on or before the Determination Date in the month of substitution, and (C) in the case of a replaced Mortgage Loan, those due and payable on such Mortgage Loan after the Determination Date in the month of substitution) on account of interest at the applicable Net Mortgage Rate on the Mortgage Loan received from the related Mortgagor, including any Buydown Funds applied with respect to interest at the applicable Net Mortgage Rate on any Buydown Mortgage Loan;

         (iii) All Liquidation Proceeds received by the Company with respect to such Mortgage Loan and the Purchase Price for any Mortgage Loan purchased by the Company pursuant to Sections 2.02, 2.03, 3.01(c) and 3.16 (including any amounts received in respect of a substitution of a Mortgage
      Loan);

          (iv) All Insurance Proceeds (including, for this purpose, any amounts required to be credited by the Company pursuant to the last sentence of Section 3.06) received by the Company for the benefit of the Trust Fund, other than proceeds to be applied to the restoration or repair of the property subject to the related Mortgage or released, or to be released, to the related Mortgagor in accordance with the normal servicing procedures of the Company; and

           (v)  All REO Proceeds.

The foregoing requirements respecting credits to the Mortgage Loan Payment Record are exclusive, it being understood that, without limiting the generality of the foregoing, the Company need not enter in the Mortgage Loan Payment Record collections, Liquidation Proceeds or Insurance Proceeds in respect of Mortgage

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


Loans which have been previously released from the terms of this Agreement, amounts representing fees or late charge penalties payable by Mortgagors, or amounts received by the Company for the account of Mortgagors for application towards the payment of taxes, insurance premiums, assessments and similar items.

           (c) Subject to subsection (e) below, until the Business Day prior to each Distribution Date on which amounts are required to be deposited in the Certificate Account pursuant to subsection (d) of this Section 3.02, the Company may retain and commingle such amounts with its own funds and shall be entitled to retain for its own account any gain or investment income thereon, and any such investment income shall not be subject to any claim of the Trustee or Certificateholders. To the extent that the Company realizes any net loss on any such investments, the Company shall deposit in the Certificate Account an amount equal to such net loss at the time the Company is required to deposit amounts in the Certificate Account pursuant to subsection
(d) of this section 3.02. Any such deposit shall not increase the Company's obligation under said subsection (d).

           (d) The Trustee shall establish and maintain with the Trustee in its corporate trust department a single separate trust account designated in the name of the Trustee for the benefit of the Holders of the Certificates issued hereunder (the "Certificate Account") into which the Company shall deposit, not later than 11:00 a.m. New York time on the Business Day prior to each Distribution Date, an amount in next day funds equal to the Available Funds for such Distribution Date. If the Trustee does not receive such deposit by 2:00 p.m. on such Business Day, it shall give the Company written notice thereof.

           (e) If the Company or a Responsible Officer of the Trustee obtains actual notice of or knowledge of the occurrence of any Trigger Event, the Company shall promptly establish, and thereafter maintain, one or more Eligible Accounts in the name of the Trustee and bearing a designation indicating that amounts therein are held for the benefit of the Trustee and the Certificateholders, into which the Company and any Primary Servicer shall deposit within two Business Days after receipt, all amounts otherwise required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b); provided, however, that such action shall not be required if the Company delivers to the Trustee a letter from each Rating Agency to the effect that the failure to take such action will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates. All amounts so deposited shall be held in trust for the benefit of Certificateholders. Amounts so deposited may be invested at the written instruction of the Company in Permitted Investments in the name of the Trustee maturing no later than the Business Day preceding the Distribution Date following the date of such investment; provided,

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


however, that any such Permitted Investment which is an obligation of State Street Bank and Trust Company, in its individual capacity and not in its capacity as Trustee, may mature on such Distribution Date; and, provided further, that no such Permitted Investment shall be sold before the maturity thereof if the sale thereof would result in the realization of gain prior to maturity unless the Company has obtained an Opinion of Counsel that such sale or disposition will not cause the Trust Fund to be subject to the tax on prohibited transactions under section 860F of the Code, or otherwise subject the Trust Fund to tax or cause the REMIC established hereunder to fail to qualify as a REMIC. The Trustee shall maintain physical possession of all Permitted Investments, other than Permitted Investments maintained in book-entry form. The Company, as servicer, shall be entitled to retain for its own account any gain or other income from Permitted Investments, and neither the Trustee nor Cer-tificateholders shall have any right or claim with respect to such income. The Company shall deposit an amount equal to any loss realized on any Permitted Investment as soon as any such loss is realized. If the provisions in this subsection (e) become operable, references in this Agreement to the Mortgage Loan Payment Record and credits and debits to such Record shall be deemed to refer to Eligible Accounts and deposits to and withdrawals from such Eligible Accounts. Any action which may be necessary to establish the terms of an account pursuant to this
Section 3.02(e) may be taken by an amendment or supplement to this Agreement or pursuant to a written order of the Company, which amendment, supplement or order shall not require the consent of Certificateholders, provided that the Company has delivered to the Trustee a letter from each Rating Agency to the effect that such amendment, supplement or order will not cause such Rating Agency to withdraw or reduce its then current ratings of the Certificates.

           Section 3.03. Collection of Taxes, Assessments and Other Items. The Company shall establish and maintain with one or more depository institutions one or more accounts into which it shall deposit all collections of taxes, assessments, private mortgage or hazard insurance premiums or comparable items for the account of the Mortgagors. As servicer, the Company shall effect the timely payment of all such items for the account of Mortgagors. Withdrawals from such account or accounts may be made only to effect payment of taxes, assessments, private mortgage or standard hazard insurance premiums or comparable items, to reimburse the Company out of related collections for any payments made regarding taxes and assessments or for any payments made pursuant to Section 3.05 regarding premiums on Primary Insurance Policies and Section 3.06 regarding premiums on standard hazard insurance policies, to refund to any Mortgagors any sums determined to be overages, or to pay interest owed to Mortgagors to the extent required by law.


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


           Section 3.04. Permitted Debits to the Mortgage Loan
Payment Record. The Company (or any successor servicer pursuant to Section 7.02) may, from time to time, make debits to the Mortgage Loan Payment Record for the following purposes:

           (i) To reimburse the Company or the applicable Primary Servicer for Liquidation Expenses theretofore incurred in respect of any Mortgage Loan in an amount not to exceed the amount of the related Liquidation Proceeds credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b)(iii); provided that the Company or the applicable Primary Servicer shall not be entitled to reimbursement for Liquidation Expenses incurred after the initiation of foreclosure proceedings in respect of any Defaulted Mortgage Loan that is repurchased pursuant to Section 3.16;

          (ii) To reimburse the Company or the applicable Primary Servicer for Insured Expenses and amounts expended by it pursuant to Section 3.08 in good faith in connection with the restoration of property damaged by an Uninsured Cause, in an amount not to exceed the amount of the related Insurance Proceeds and Liquidation Proceeds (net of any debits pursuant to clause (i) above) and amounts representing proceeds of other insurance policies covering the property subject to the related Mortgage credited to the Mortgage Loan Payment Record pursuant to Section 3.02(b) (iii) and (iv);

         (iii) To reimburse the Company to the extent permitted by Sections 3.01(a) and 6.04;

          (iv) To pay to the Company amounts received in respect of any Defective Mortgage Loan, Defaulted Mortgage Loan, or Modified Mortgage Loan purchased by the Company to the extent that the distribution of any such amounts on the Distribution Date upon which the proceeds of such purchase are distributed would make the total amount distributed in respect of any such Mortgage Loan on such Distribution Date greater than the Purchase Price therefor, net of any unreimbursed Monthly Advances made by the Company;

           (v) To reimburse the Company (or the Trustee, as applicable) for Monthly Advances theretofore made in respect of any Mortgage Loan to the extent of late payments, REO Proceeds, Insurance Proceeds and Liquidation
      Proceeds in respect of such Mortgage Loan;

          (vi) To reimburse the Company from any Mortgagor payment of interest or other recovery with respect to a particular Mortgage Loan, to the extent not previously retained by the Company, for unpaid Servicing Fees with respect to such Mortgage Loan, subject to Section 3.08(d);

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


         (vii) To reimburse the Company (or the Trustee, as applicable) for any Nonrecoverable Advance (which right of reimbursement of the Trustee pursuant to this clause shall be prior to such right of the Company);

        (viii) To make deposits into the Certificate Account pursuant to Section 3.02(d); and

          (ix) To deduct any amount credited to the Mortgage Loan
      Payment Record in error.

           The Company shall keep and maintain separate accounting records, on a Mortgage Loan by Mortgage Loan basis, for the purpose of accounting for debits to the Mortgage Loan Payment Record pursuant to clauses (i), (ii), (iv), (v) and (vi) of this Section 3.04; provided, however, that it is understood and agreed that the records of such accounting need not be retained by the Company for a period longer than the five most recent fiscal years.

           Section 3.05. Maintenance of the Primary Insurance Policies. (a) The Company shall not take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Company, would have been covered thereunder. To the extent coverage is available, the Company shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the principal balance of the related Mortgage Note is 80% or less of the greater of (i) the related Original Value and (ii) the then current value of the property underlying the related Mortgage Note as evidenced by an appraisal thereof satisfactory to the Company; provided that no such Primary Insurance Policy need be kept in effect if doing so would violate applicable law. The Company shall not cancel or refuse to renew any such Primary Insurance Policy applicable to a Mortgage Loan that is in effect at the Closing Date and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is acceptable to each Rating Agency for mortgage pass-through certificates having ratings equal to or better than the ratings then assigned to the Certificates by such Rating Agency. The Company agrees to effect the timely payment of the premium on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Company from related Insurance Proceeds and Liquidation Proceeds pursuant to
Section 3.04.

           (b) In connection with its activities as administrator and servicer of the Mortgage Loans, the Company agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under each Primary
Insurance Policy and, in this regard, to take such reasonable

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


action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a related defaulted Mortgage Loan. To the extent provided in Section 3.02(b), any amounts collected by the Company under any Primary Insurance Policy in respect of the Mortgage Loans (including, without limitation, a Mortgage Loan purchased by a related insurer) shall be credited to the Mortgage Loan Payment Record.

           Section 3.06. Maintenance of Hazard Insurance. The Company shall cause to be maintained for each Mortgage Loan hazard insurance with a standard mortgagee clause and with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements securing such Mortgage Loan from time to time or the principal balance owing on such Mortgage Loan from time to time, whichever is less. The Company shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value from time to time of the improvements which are a part of such property or (ii) the unpaid principal balance of such Mortgage Loan at the time of such foreclosure or deed in lieu of foreclosure plus accrued interest and the good-faith estimate of the Company of related Liquidation Expenses to be incurred in connection therewith. To the extent provided in Section 3.02(b)(iv), amounts collected by the Company under any such policies in respect of the Mortgage Loans shall be credited to the Mortgage Loan Payment Record. Such costs shall be recoverable by the Company pursuant to Sections
3.03 and 3.04. In cases in which property securing any Mortgage Loan is located in a federally designated flood area, the hazard insurance to be maintained for such Mortgage Loan shall include flood insurance. All such flood insurance shall be in such amounts as are required under applicable guidelines of FNMA. The Company shall be under no obligation to require that any Mortgagor maintain earthquake or other additional insurance and shall be under no obligation itself to maintain any such additional insurance on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Company shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.06, it being understood and agreed that such policy may contain a deductible clause, in which case the Company shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.06, and there shall have been a loss which would have been covered by such policy, credit to the Mortgage Loan Payment Record the amount not otherwise payable under the blanket policy because of such deductible clause.


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


           Section 3.07. Assumption and Modification Agreements.
(a) In any case in which property subject to a Mortgage has been or is about to be conveyed by the Mortgagor, the Company shall exercise its right to accelerate the maturity of such Mortgage Loan under any "due-on-sale" clause applicable thereto, unless in the reasonable discretion of the Company, such exercise would adversely affect or jeopardize coverage under the related Primary Insurance Policy, if any; provided, however, that if the Company is prevented, as provided in Section 3.07(b), from enforcing any such clause, the Company is authorized to make or enter into an assumption and modification agreement from or with the Person to whom such property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and the Mortgagor remains liable thereon. In connection with any such assumption and modification agreement, the Company shall apply its then current underwriting standards to such Person. The Company shall not make or enter into any such assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation of the continued effectiveness of any applicable Primary Insurance Policy and hazard insurance policy. The Company shall notify the Trustee that any assumption and modification agreement has been completed by forwarding to the Trustee the original copy thereof, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such agreement, the Mortgage Rate, mortgage term and any other material term of such Mortgage Loan shall not be changed. Any fee collected by the Company for entering into any such agreement will be retained by the Company as additional servicing compensation.

           (b) Notwithstanding Section 3.07(a) or any other provision of this Agreement, the Company shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan, or transfer of the property subject to a Mortgage without the assumption thereof, by operation of law or any assumption or transfer which the Company reasonably believes it may be restricted by law from preventing, for any reason whatsoever.

           Section 3.08. Realization Upon Defaulted Mortgage Loans. (a) The Company shall foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.02. In connection with such foreclosure or other conversion the Company shall, consistent with Section 3.05, follow such practices and procedures as it shall deem necessary or advisable and as shall be normal and usual in its general mortgage servicing activities.

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


The foregoing is subject to the proviso that the Company shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration or foreclosure will increase the proceeds of liquidation of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses and (ii) that such expenses will be recoverable to it either through Liquidation Proceeds or Insurance Proceeds. Notwithstanding the foregoing, the Company shall not be entitled to recover legal expenses incurred in connection with foreclosure proceedings where the Mortgage Loan is reinstated and such foreclosure proceedings are terminated prior to completion, other than sums received from the Mortgagor for such expenses.

           Notwithstanding anything to the contrary contained herein, the Company shall be under no obligation to foreclose upon or otherwise convert the ownership of any Mortgaged Property which it believes may be contaminated with or affected by hazardous or toxic wastes, materials or substances. The Company may, but shall not be obligated to, make such determination on the basis of a Phase I environmental assessment with respect to the related Mortgaged Property. Neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that such contamination or effect exists, the Company does not foreclose upon or otherwise convert the ownership of a Mortgaged Property. In addition, neither the Trustee nor the Company shall be liable to the Trust Fund or the Certificateholders if, based on the Company's belief that no such contamination or effect exists, the Company forecloses upon a Mortgaged Property and the Trustee or its nominee on behalf of the Trust Fund takes title to such Mortgaged Property, and thereafter such Mortgaged Property is determined to be so contaminated or affected.

           (b) In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be issued to the Trustee, or to its nominee on behalf of the Trust Fund. Notwithstanding any such acquisition of title and cancellation of the related Mortgage Loan, such Mortgage Loan shall (except for purposes of Section 9.01) be considered to be an Outstanding Mortgage Loan until such time as the Mortgaged Property shall be sold and such Mortgage Loan becomes a Liquidated Mortgage Loan. Consistent with the foregoing, for purposes of all calculations hereunder so long as such Mortgage Loan shall be considered to be an Outstanding Mortgage Loan, it shall be assumed that the related Mortgage Note and its amortization schedule in effect on and after such acquisition of title (after giving effect to any previous Principal Prepayments and Deficient Valuations incurred subsequent to the related Bankruptcy Coverage Termination Date and before any adjustment thereto by reason of any bankruptcy (other than as aforesaid) or any similar proceeding or any

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


moratorium or similar waiver or grace period) remain in effect (notwithstanding that the indebtedness evidenced by such Mortgage Note shall have been discharged), subject to adjustment to reflect the application of REO Proceeds received in any month. REO Proceeds received in any month shall be applied to the payment of the installments of principal due and interest accrued on the related REO Mortgage Loan in accordance with the terms of such Mortgage Note. REO Proceeds received in any month in excess of the Amortization Payment for such month due on an REO Mortgage Loan shall be treated as a Principal Prepayment received in respect of such Mortgage Loan.

           (c) In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless (a) the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period (and specifying the period beyond such two-year period for which the Mortgaged Property may be held) will not result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in section 860F of the Code, or cause the REMIC established hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel), or (b) the Trustee (at the Company's expense) or the Company shall have applied for, not later than 61 days prior to the expiration of such two-year period, an extension of such two-year period in the manner contemplated by section 856(e)(3) of the Code, in which case the two-year period shall be extended by the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund or sold in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify at any time as "foreclosure property" within the meaning of section 860G(a)(8) of the Code, (ii) subject the Trust Fund to the imposition of any federal or state income taxes on "net income from foreclosure property" with respect to such Mortgaged Property within the meaning of section 860G(c) of the Code, or
(iii) cause the sale of such Mortgaged Property to result in the receipt by the Trust Fund of any income from non-permitted assets as described in section 860F(a)(2)(B) of the Code, unless the Company has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

           (d)  Any collection of Insurance Proceeds or
Liquidation Proceeds will be applied in the following order of priority: first, to reimburse the Company for any related

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


unreimbursed Liquidation Expenses and to reimburse the Company or the Trustee, as applicable, for any related unreimbursed Monthly Advances; second, to accrued and unpaid interest on the Mortgage Loan at the Mortgage Rate from the date to which interest was last paid or advanced to the Due Date prior to the Distribution Date on which such amounts are to be distributed; and third, as a recovery of principal of the Mortgage Loan. If the amount so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated between the Servicing Fee and interest at the Net Mortgage Rate in proportion to the amount of such accrued interest which would have been allocated to each such category in the absence of any shortfall.

           (e) Notwithstanding anything to the contrary contained herein, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B5 Certificates (provided that such form may be revised to delete the option on the part of such Person to purchase a defaulted Mortgage Loan as set forth in Section 2.02(f) thereof). Prior to entering into any such agreement with any Person, the Company shall obtain a certification from such Person to the effect that (i) such Person is not an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee and (ii) such Person will not purchase any Certificates if such purchase would cause such Person to hold more than a ten percent interest in the Mortgage Pool. It is understood that the right of the Company to be reimbursed for Monthly Advances and Nonrecoverable Advances under this Agreement shall not be affected in any way by the provisions of any such agreement. The Trustee hereby agrees to perform such obligations as may be expressly required of it pursuant to the provisions of such agreement and to promptly notify each party to such agreement if a Responsible Officer of the Trustee (with direct responsibility for administration of this Agreement) becomes aware of any discussions, plans or events that might lead to the Trustee's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of any Person with which the Company has entered into such agreement, provided that the contents of any such notification shall be kept confidential by the parties to such agreement. The Company agrees to promptly notify the Trustee upon entering into any such agreement. In addition, the Company shall provide the Trustee with such information as may be necessary for the Trustee to perform its obligations thereunder, including written instructions, clearly identifying the source, amount and application of funds to be deposited or withdrawn from the Collateral Fund (as defined in such agreement). The Trustee shall provide the Company with such information concerning credits and debits to the Collateral Fund on account of income, gains and losses realized from Collateral Fund Permitted Investments (as defined in such agreement), and costs associated with the purchase and sale thereof, as the

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


Company may request in order to prepare the instructions described in the preceding sentence.

           In addition, subject to the provisions of the preceding paragraph, the Company shall have the right to enter into an agreement substantially in the form of Exhibit K hereto with any Person that is the Holder of 100% of the Class B4 Certificates, provided that (i) such Person is also the Holder of 100% of the Class B5 Certificates, (ii) such Person shall have no rights under such agreement until the date on which the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero, and (iii) any rights of such Person under such Agreement shall terminate in the event that such Person transfers, directly or indirectly, the Class B4 Certificates to any other Person.

           Section 3.09. Trustee to Cooperate; Release of Mortgage Files. Upon the payment in full of any Mortgage Loan, the Company will immediately notify the Trustee by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment which are required to be credited to the Mortgage Loan Payment Record pursuant to Section 3.02 have been so credited) of a Servicing Officer and shall request delivery to it of the Mortgage File. If a Buydown Mortgage Loan is the subject of a Principal Prepayment in full during the related Buydown Period, the related Buydown Funds will be applied or returned to the Person entitled thereto in accordance with the terms of such Buydown Mortgage Loan. Upon receipt of such certification and request in form satisfactory to the Trustee, the Trustee shall promptly, but in any event within five Business Days, release the related Mortgage File to the Company; provided, that the Trustee shall not be responsible for any delay in the release of a Mortgage File resulting from acts beyond its control, including without limitation, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, governmental regulations imposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters. Upon any such payment in full, the Company is authorized to execute, pursuant to the authorization contained in
Section 3.01, an instrument of satisfaction regarding such Mortgage, which instrument of satisfaction shall be recorded by the Company if required by applicable law and be delivered to the Person entitled thereto, it being understood and agreed that no expenses incurred in connection with such instrument of satisfaction shall be reimbursed from amounts at the time credited to the Mortgage Loan Payment Record. From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan (including, without limitation, collection under any Primary Insurance Policy), the Trustee shall, upon request of the Company and delivery to the Trustee of a receipt signed by a Servicing Officer, release the related Mortgage File to the

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


Company and shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such receipt shall obligate the Company to return the Mortgage File to the Trustee when the need therefor by the Company no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that hereinabove specified, the receipt shall be released by the Trustee to the Company.

           Section 3.10. Servicing Compensation; Payment of Certain Expenses by the Company. (a) As compensation for its activities and obligations hereunder, the Company shall be entitled to withhold and pay to itself out of each payment received by it on account of interest on each Mortgage Loan (including the portion of any Buydown Funds applied to the related Buydown Mortgage Loan for the applicable period) an amount equal to the Servicing Fee. The aggregate of the Servicing Fees payable to the Company on any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date. Additional servicing compensation in the form of Prepayment Interest Excess, assumption fees, modification fees, late payment charges, interest income or gain with respect to amounts deposited in the Certificate Account and invested by the Company or otherwise shall be retained by the Company, subject to Section 3.10(b), if applicable. The Company shall be required to pay all expenses incurred by it in connection with its activities hereunder (including payment of Trustee fees and all other fees and expenses not expressly stated hereunder to be for the account of the Certificateholders) and shall not be entitled to reimbursement therefor except as provided in Sections 3.01, 3.03, 3.04 and 3.08.

           (b) The Company may, as a condition to granting any request by a Mortgagor for any consent, modification, waiver or amendment or any other matter or thing, the granting of which is in the Company's discretion pursuant to the terms of the instruments evidencing or securing the related Mortgage Loan and is permitted by other sections of this Agreement, require (to the extent permitted by applicable law) that such Mortgagor pay to it a reasonable or customary fee in accordance with the schedule set forth as Exhibit H (which may be amended from time to time by provision of a revised schedule of such fees to the Trustee, whereupon such revised schedule shall be deemed to be Exhibit H hereunder) for the additional services performed in connection with such request, together with any related costs and expenses incurred by it. Such fees shall be additional servicing compensation to the Company.

           Section 3.11.  Reports to the Trustee; Certificate
Account Statements. Not later than 15 days after each Distribution Date, the Company shall forward to the Trustee a

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statement, certified by a Servicing Officer, setting forth the status of the Mortgage Loan Payment Record as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate of credits to the Mortgage Loan Payment Record for each category of credit specified in Section 3.02 and each category of debit specified in
Section 3.04.

           Section 3.12. Annual Statement as to Compliance. The Company will deliver to the Trustee, on or before March 31 of each year, beginning with March 31, 1998, an Officer's Certificate stating that (a) a review of the activities of the Company during the preceding calendar year and of its performance under this Agreement has been made under such Officer's supervision and (b) to the best of such Officer's knowledge, based on such review, the Company has fulfilled all its material obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such Officer and the nature and status thereof.

           Section 3.13. Annual Independent Public Accountants' Servicing Report. On or before March 31 of each year, beginning with March 31, 1998, the Company at its expense shall cause a firm of independent public accountants (who may also render other services to the Company) to furnish a report to the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of mortgage loans under pooling and servicing agreements (including this Agreement) substantially similar to this Agreement (which agreements shall be described in a schedule to such statement), and that such examination, which has been conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers has disclosed no items of noncompliance with the provisions of this Agreement which, in the opinion of such firm, are material, except for such items of noncompliance as shall be set forth in such report. For purposes of such report, such firm may conclusively presume that any pooling and servicing agreement which governs certificates offered under a common registration statement under the Securities Act of 1933 with the Certificates is similar to this Agreement, unless such other pooling and servicing agreement expressly states otherwise. In rendering such report, such firm may rely, as to matters relating to direct servicing of Mortgage Loans by any Primary Servicer, upon comparable reports of independent public accountants with respect to such Primary Servicer.

           Section 3.14. Access to Certain Documentation and Information Regarding the Mortgage Loans. To the extent permitted by applicable law, the Company shall provide to the Trustee, Certificateholders which are regulated insurance entities and the applicable insurance regulatory agencies

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thereof, Certificateholders which are federally insured savings and loan associations, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners thereof access to the documentation regarding the Mortgage Loans required by applicable regulations of the Office of Thrift Supervision or of such insurance regulatory agencies, as the case may be, such access being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Company. Nothing in this Section 3.14 shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Company to provide access as provided in this
Section 3.14 as a result of such obligation shall not constitute a breach of this Section 3.14.

           Section 3.15. Maintenance of Certain Servicing Policies. The Company shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees or agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA for persons performing servicing for mortgage loans purchased by such association.

           Section 3.16. Optional Purchase of Defaulted Mortgage Loans. The Company shall have the right, but not the obligation, to purchase any Defaulted Mortgage Loan for a price equal to the Purchase Price therefor. Any such purchase shall be accomplished as provided in Section 4.04(a) hereof.


                            ARTICLE IV

                      PAYMENTS AND STATEMENTS

           Section 4.01. Distributions. (a) On each Distribution Date, the Trustee shall withdraw the Available Funds from the Certificate Account and shall make distributions to Holders of the Certificates as of the preceding Record Date in the following order of priority, to the extent of the remaining Available
Funds:

           (i) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, the Accrued Certificate Interest thereon for such Distribution Date; provided, however, that Accrued Certificate Interest on the Accrual Certificates and in respect of the Accrual Components for such Distribution Date shall be applied in the manner provided in Sections 4.01(e),
      (f) and (g), respectively; and provided further, that any shortfall in available amounts shall be allocated among such

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      Classes and Components in proportion to the amount of
      Accrued Certificate Interest that would otherwise be distributable thereon or in respect thereof or added to the Certificate Principal Balance or Component Principal
      Balances thereof;

          (ii) to each Class of Senior Certificates (other than any Class of Principal Only Certificates) and the Class S Certificates, any related Unpaid Class Interest Shortfall for such Distribution Date; provided, however, that any Unpaid Class Interest Shortfall for the Accrual Certificates and the Accrual Components for such Distribution Date shall be applied in the manner provided in Sections 4.01(e), (f) and (g), respectively; and provided further, that any shortfall in available amounts shall be allocated among such Classes and Components in proportion to the Unpaid Class Interest Shortfall for each such Class or Component on such Distribution Date;

         (iii) to the Classes of Senior Certificates, in reduction of the Class Certificate Principal Balances thereof, concurrently as follows:

                (A) to the Group I Senior Certificates, the Group I Senior Optimal Principal Amount for such Distribution Date, concurrently, as follows:

                     (1) to the Category A Group I Senior
                Certificates, the Category A Group I Senior
                Optimal Principal Amount for such Distribution Date, in the following order of priority:

                          first, to the Class R Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero;

                          second, pro rata to the Class A1, Class
                     A16, Class A17 and Class A18 Certificates, until the Class Certificate Principal
                     Balance of each such Class has been
                     reduced to zero.

                         third, to the Class A2 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero; and

                         fourth, to the Class A3 Certificates,
                     until the Class Certificate Principal
                     Balance thereof has been reduced to zero.

               (2) to the Category B Group I Senior
                  Certificates, the Category B Group I Senior

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                  Optimal Principal Amount for such Distribution
                  Date, in the following order of priority:

                         first, to the Class A5 Certificates, up
                     to the amount necessary to reduce the Class
                     Certificate Principal Balance thereof to its PAC Balance for such Distribution Date;

                         second, to the Class A15 Certificates,
                     up to the amount necessary to reduce the Class Certificate Principal Balance thereof to its PAC Balance for such Distribution Date;

                         third, to the Class A6 Certificates, up
                     to the amount necessary to reduce the Class
                     Certificate Principal Balance thereof to its TAC Balance for such Distribution Date;

                         fourth, to the Class A11 Certificates in
                     respect of the Class A11B Component, until the Component Principal Balance thereof has been reduced to zero;

                         fifth, to the Class A6 Certificates,
                     without regard to their TAC Balance, until the Class Certificate Principal Balance thereof has been reduced to zero;

                         sixth, to the Class A15 Certificates,
                     without regard to their PAC Balance, until the Class Certificate Principal Balance thereof has been reduced to zero;

                         seventh, to the Class A5 Certificates,
                     without regard to their PAC Balance, until the Class Certificate Principal Balance thereof has been reduced to zero;

                         eighth, to the Class A7 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero; and

                     (3) to the Category C Group I Senior
                Certificates, the Category C Group I Senior
                Optimal Principal Amount for such Distribution Date, in the following order of priority:

                         first, to the Class A9 Certificates, up
                     to the amount necessary to reduce the Class
                     Certificate Principal Balance thereof to its PAC Balance for such Distribution Date;


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                         second, to the Class A10 Certificates,
                     up to the amount necessary to reduce the Class Certificate Principal Balance thereof to its TAC Balance for such Distribution Date;

                         third, to the Class A11 Certificates in
                     respect of the Class A11A Component, until the Component Principal Balance thereof has been reduced to zero;

                         fourth, to the Class A10 Certificates,
                     without regard to their TAC Balance, until the Class Certificate Principal Balance thereof has been reduced to zero; and

                         fifth, to the Class A9 Certificates,
                     without regard to their PAC Balance, until the Class Certificate Principal Balance thereof has been reduced to zero.

                (B) to the Group II Senior Certificates, the
           Group II Senior Optimal Principal Amount for such
           Distribution Date, concurrently, as follows:

                  (1) to the Class A4 Certificates, the Category
                A Group II Senior Optimal Principal Amount for such Distribution Date, until the Class
                Certificate Principal Balance thereof has been reduced to zero; and

                  (2) to the Class A8 Certificates, the Category
                B Group II Senior Optimal Principal Amount for such Distribution Date, until the Class
                Certificate Principal Balance thereof has been reduced to zero; and

                  (3) to the Class A12, Class A13 and Class A14
                Certificates, the Category C Group II Senior
                Optimal Principal Amount for such Distribution Date, in the following order of priority:

                         first, to the Class A12 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero;

                         second, to the Class A13 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero; and

                         third, to the Class A14 Certificates,
                     until the Class Certificate Principal Balance thereof has been reduced to zero; and

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                  (C) to the Class PO Certificates, the PO
           Principal Distribution Amount for such Distribution
           Date, until the Class Certificate Principal Balance thereof has been reduced to zero;

          (iv) to the Class PO Certificates, any Class PO Deferred Amount for such Distribution Date, up to an amount not to exceed the Junior Optimal Principal Amount for such Distribution Date, until the Class Certificate Principal Balance of such Class has been reduced to zero; provided, that any such amounts distributed to the Class PO Certificates pursuant to this clause (iv) shall not reduce the Class Certificate Principal Balance thereof;

           (v)  to the Class M Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (vi)  to the Class M Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (vii) to the Class M Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

        (viii)  to the Class B1 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (ix)  to the Class B1 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

           (x) to the Class B1 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

          (xi)  to the Class B2 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

         (xii)  to the Class B2 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

        (xiii) to the Class B2 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

         (xiv)  to the Class B3 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

          (xv)  to the Class B3 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

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         (xvi)  to the Class B3 Certificates, in reduction of the
      Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

        (xvii)  to the Class B4 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

       (xviii)  to the Class B4 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date;

         (xix) to the Class B4 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date;

          (xx)  to the Class B5 Certificates, the Accrued
      Certificate Interest thereon for such Distribution Date;

         (xxi)  to the Class B5 Certificates, any Unpaid Class
      Interest Shortfall therefor on such Distribution Date; and

        (xxii) to the Class B5 Certificates, in reduction of the Class Certificate Principal Balance thereof, such Class's
      Allocable Share of the Junior Optimal Principal Amount on such Distribution Date.

Notwithstanding the foregoing, amounts otherwise distributable pursuant to clauses (vii), (x), (xiii), (xvi), (xix) and (xxii) on any Distribution Date shall be reduced, in inverse order of priority, by any amount distributed pursuant to clause (iv) on such date, such that such amount distributed pursuant to clause
(iv) on such date shall be applied first to reduce the amount distributable pursuant to clause (xxii), and then, to the extent of any excess, applied second, to reduce the amount distributable pursuant to clause (xix), third, to reduce the amount distributable pursuant to clause (xvi), fourth, to reduce the amount distributable pursuant to clause (xiii), fifth, to reduce the amount distributable pursuant to clause (x) and sixth, to reduce the amount distributable pursuant to clause (vii).

           (b) On each Distribution Date, the Trustee shall distribute to the holder of the Class R Certificate any remaining Available Funds for such Distribution Date after application of all amounts described in clause (a) of this Section 4.01. Any distributions pursuant to this clause (b) shall not reduce the Class Certificate Principal Balance of the Class R Certificate.

           (c) If on any Distribution Date the Class Certificate
Principal Balances of the Junior Certificates have each been reduced to zero, the amount distributable to the Senior
Certificates other than the Class PO Certificates pursuant to

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Sections 4.01(a)(iii)(A) and (B) for such Distribution Date and each succeeding Distribution Date shall be allocated among such Classes of Senior Certificates, pro rata, on the basis of their respective Class Certificate Principal Balances immediately prior to such Distribution Date, regardless of the priorities and amounts set forth in Sections 4.01(a)(iii)(A) and (B).

           (d) If on any Distribution Date (i) the Class Certificate Principal Balance of the Class M Certificates or any Class of Class B Certificates for which the related Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero and (ii) amounts distributable pursuant to clauses (ii), (iv) and (v) of the Junior Optimal Principal Amount remain undistributed on such Distribution Date after all amounts otherwise distributable on such date pursuant to clauses (iv) through (xxii) of Section 4.01(a) have been distributed, such amounts shall be distributed on such Distribution Date to the remaining Classes of Junior Certificates in order of priority, such that no such distribution shall be made to any Class of Junior Certificates while a prior such Class is outstanding.

           (e) On each Distribution Date through the Accretion Termination Date for the Class A11B Component, amounts allocable to the Class A11B Component pursuant to clauses (a)(i) and
(a)(ii) of this Section 4.01 shall not be distributable in respect of the Class A11B Component pursuant to such clauses but shall instead be (i) added to the Component Principal Balance thereof to the extent of the Accrual Amount for the Class A11B Component for such Distribution Date, and (ii) distributed to the following Classes of Certificates or in respect of the following Components, before any distributions are made pursuant to Section 4.01(a)(iii), in the following order of priority:

           first, to the Class A6 Certificates, in reduction of the Class Certificate Principal Balance thereof, without regard to their TAC Balance, until the Class Certificate Principal Balance thereof has been reduced to zero; and

           second, to the Class A11 Certificates in respect of the Class A11B Component, as Accrued Certificate Interest thereon.

           (f) On each Distribution Date through the Accretion Termination Date for the Class A11A Component, amounts allocable to the Class A11A Component pursuant to clauses (a)(i) and
(a)(ii) of this Section 4.01 shall not be distributable to the Class A11A Component pursuant to such clauses but shall instead be (i) added to the Component Principal Balance thereof to the extent of the Accrual Amount for the Class A11A Component for such Distribution Date and (ii) distributed to the following Classes of Certificates or in respect of the following

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


Components, before any distributions are made pursuant to Section
4.01(a)(iii), in the following order of priority:

           first, to the Class A10 Certificates, in reduction of the Class Certificate Principal Balance thereof, without regard to their TAC Balance, until such Class Certificate
      Principal Balance has been reduced to zero;

           second, to the Class A11 Certificates in respect of the Class A11A Component, in reduction of the Class
      Certificate Principal Balance thereof, until such Class
      Certificate Principal Balance has been reduced to zero; and

           (g) On each Distribution Date through the Accretion Termination Date for the Class A14 Certificates, amounts allocable to the Class A14 Certificates pursuant to clauses
(a)(i) and (a)(ii) of this Section 4.01 shall not be distributable to the Class A14 Certificates pursuant to such clauses but shall instead be added to the Class Certificate Principal Balance thereof to the extent of the Accrual Amount for the Class A14 Certificates for such Distribution Date and (ii) distributed to the following Classes of Certificates, before any distributions are made pursuant to Section 4.01(a)(iii) in the following order of priority:

           first, to the Class A12 Certificates, in reduction of the Class Certificate Balance thereof, until the Class
      Certificate Principal Balance thereof has been reduced to zero;

           second, to the Class A13 Certificates, in reduction of the Class Certificate Principal Balance thereof, until the Class Certificate Principal Balance has been reduced to zero; and

           third, to the Class A14 Certificates, as Accrued
      Certificate Interest thereon.

           (h) On each Distribution Date occurring after the respective Accretion Termination Date for the Class A11A Component, Class A11B Component and the Class A14 Certificates, amounts allocable to such Certificates and in respect of such Components pursuant to clauses (a)(i) and (a)(ii) of this Section
4.01 shall be distributable on such Distribution Date pursuant to such clauses to Holders of the Class A11 and Class A14 Certificates as Accrued Certificate Interest.

           (i) If the Accrual Amount for any Class of Accrual
Certificates or Accrual Components exceeds the aggregate
Certificate Principal Balance of the related Accretion Directed
Certificates on the Distribution Date on which the aggregate
Certificate Principal Balance of such Accretion Directed

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


Certificates is reduced to zero, such excess shall be distributed as current interest on such Accrual Certificates or in respect of the applicable Accrual Component, as the case may be, and will not be added to the Class Certificate Principal Balance or Component Principal Balance thereof.

           Section 4.02. Method of Distribution. (a) All distributions with respect to each Class of Certificates on each Distribution Date shall be made pro rata among the outstanding Certificates of such Class, based on the Percentage Interest in such Class represented by each Certificate. Payments to the Certificateholders on each Distribution Date will be made by the Trustee to the Certificateholders of record on the related Record Date (other than as provided in Section 9.01 respecting the final distribution) by check or money order mailed to a Certificateholder at the address appearing in the Certificate Register, or upon written request by such Certificateholder to the Trustee made not later than the applicable Record Date, by wire transfer to a U.S. depository institution acceptable to the Trustee, or by such other means of payment as such Certificateholder and the Trustee shall agree.

           (b) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each Financial Intermediary for which it acts as agent. Each Financial Intermediary shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the applicable Certificates. Neither the Trustee nor the Company shall have any responsibility therefor except as otherwise provided by applicable law.

           (c) The Trustee shall withhold or cause to be withheld such amounts as it reasonably determines are required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders or Certificate Owners and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders or Certificate Owners with respect thereto) from distributions to be made to Non-U.S. Persons. If the Trustee reasonably determines that a more accurate determination of the amount required to be withheld for a distribution can be made within a reasonable period after the scheduled date for such distribution, it may hold such distribution in trust for a holder of a Residual Certificate until such determination can be made. For the purposes of this paragraph, a "Non-U.S. Person" is an

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individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

           Section 4.03. Allocation of Losses. (a) On or prior to each Determination Date, the Company shall determine the amount of any Realized Loss in respect of each Mortgage Loan that occurred during the immediately preceding calendar month.

           (b) With respect to any Distribution Date, the principal portion of each Realized Loss (other than any Excess
Loss) shall be allocated as follows:

           (i) the applicable PO Percentage of the principal portion of any such Realized Loss shall be allocated to the Class PO Certificates until the Class Certificate Principal
      Balance thereof has been reduced to zero; and

          (ii) the applicable Non-PO Percentage of the principal portion of any such Realized Loss shall be allocated in the following order of priority:

                first, to the Class B5 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                second, to the Class B4 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                third, to the Class B3 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fourth, to the Class B2 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                fifth, to the Class B1 Certificates until the Class Certificate Principal Balance thereof has been reduced to zero;

                sixth, to the Class M Certificates until the Class Certificate Principal Balance thereof has been reduced to zero; and

                seventh, to the Classes of Senior Certificates other than the Class PO Certificates, pro rata, in accordance with their Class Certificate Principal

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           Balances; provided, that any such loss allocated to
           any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

           (c) With respect to any Distribution Date, the principal portion of any Excess Loss (other than Excess Bankruptcy Losses attributable to Debt Service Reductions) shall be allocated as follows: (1) the PO Percentage of any such loss shall be allocated to the Class PO Certificates and (2) the Non-PO Percentage of any such loss shall be allocated to each Class of Certificates other than the Class PO Certificates, pro rata, based on the respective Class Certificate Principal Balances thereof; provided, that any such loss allocated to any Class of Accrual Certificates (and any Accrual Component) shall be allocated (subject to Section 4.03(d)) on the basis of the lesser of (x) the Class Certificate Principal Balance (or Component Principal Balance) thereof immediately prior to the applicable Distribution Date and (y) the Class Certificate Principal Balance (or Component Principal Balance) thereof on the Closing Date (as reduced by any Realized Losses previously allocated thereto).

           (d) Any Realized Losses allocated to a Class of Certificates pursuant to Section 4.03(b) or (c) shall be allocated among the Certificates of such Class in proportion to their respective Certificate Principal Balances. In addition, any Realized Losses allocated to any Class of Component Certificates on a Distribution Date shall be allocated in reduction of the Component Principal Balances of the related Components (other than any Notional Component) in proportion to their respective Component Principal Balances immediately prior to such Distribution Date. Any allocation of Realized Losses pursuant to this paragraph (d) shall be accomplished by reducing the Certificate Principal Balance (or, in the case of any Component, the Component Principal Balance) of the related Certificates (or Components) on the related Distribution Date in accordance with
Section 4.03(e).

           (e) Realized Losses allocated in accordance with this
Section 4.03 shall be allocated on the Distribution Date in the month following the month in which such loss was incurred and, in the case of the principal portion thereof, after giving effect to distributions made on such Distribution Date, except that the aggregate amount of Realized Losses to be allocated to the Class PO Certificates on such Distribution Date will be taken into

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account in determining distributions in respect of any Class PO
Deferred Amount for such date.

           (f) On each Distribution Date, the Company shall determine the Subordinate Certificate Writedown Amount, if any. Any such Subordinate Certificate Writedown Amount shall effect a corresponding reduction in the Certificate Principal Balance of the Subordinate Certificates, which reduction shall occur on such Distribution Date after giving effect to distributions made on such Distribution Date.

           (g) Notwithstanding the foregoing, no such allocation of any Realized Loss shall be made on a Distribution Date to a Class of Certificates to the extent that such allocation would result in the reduction of the aggregate Certificate Principal Balances of all the Certificates as of such Distribution Date, after giving effect to all distributions and prior allocations of Realized Losses on such date, to an amount less than the aggregate Scheduled Principal Balance of the Mortgage Loans as of the first day of the month of such Distribution Date, less any Deficient Valuations occurring on or prior to the Bankruptcy Coverage Termination Date (such limitation, the "Loss Allocation Limitation").

           Section 4.04. Monthly Advances; Purchases of Defaulted Mortgage Loans. (a) The Company shall be required to make Monthly Advances in the manner and to the extent provided herein. Prior to the close of business on each Determination Date, the Company shall determine (i) the amount of the Monthly Advance which it is required to make on the related Distribution Date and (ii) whether it has elected to purchase any Defaulted Mortgage Loan or Loans on such Distribution Date. If the Company so elects to purchase any Defaulted Mortgage Loans (or is required to purchase any Mortgage Loan pursuant to Section 2.02 or 2.03(a) or purchase any Modified Mortgage Loan pursuant to Section 3.01(c)), no Monthly Advance shall be required with respect thereto for the month in which such purchase occurs (or, in the case of a purchase of a Modified Mortgage Loan, in the month in which the Purchase Price thereof is required to be deposited in the Certificate Account). The Company shall include information as to each of such determinations in the Servicer's Certificate furnished by it to the Trustee in accordance with Section 4.06 and shall be obligated to deposit in the Certificate Account pursuant to Section 3.02(d) on or before 11:00 a.m. New York time on the Business Day next preceding the following Distribution Date the respective amounts applicable to such determinations appearing in such Servicer's Certificate. Upon receipt by the Trustee of written notification signed by a Servicing Officer of any such deposit relating to the purchase by the Company of such a Mortgage Loan, the Trustee shall release to the Company the related Mortgage File and shall execute and deliver such instru-ments of transfer or assignment, in each case without recourse,

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as shall be necessary to vest in the Company any Mortgage Loan released pursuant hereto.

           (b) In the event that the Company deposits or expects to deposit less than the Available Funds required to be deposited by it pursuant to Section 3.02(d), the Company shall so notify the Trustee no later than 9:00 a.m. on the Business Day preceding the related Distribution Date, and the amount so deposited, if any, shall be deemed to have been deposited first pursuant to clause (i) of the definition of Available Funds, second pursuant to clause (iii) of the definition of Available Funds, and third pursuant to clause (ii) of the definition of Available Funds. Such notice shall specify each Mortgage Loan delinquent as of the preceding Determination Date. In such event, the Trustee shall make any Monthly Advance required to be made hereunder, in the manner and to the extent required; provided, the Trustee shall not be so obligated if prohibited by applicable law.

           (c) In the event that the Company is succeeded hereunder as servicer, the obligation to make Monthly Advances in the manner and to the extent required by Section 4.04(a) shall be assumed by the successor servicer (subject to Section 7.02).

           Section 4.05. Statements to Certificateholders. (a) Each month, at least two Business Days prior to each Distribution Date, the Company shall deliver to the Trustee for mailing to each Certificateholder, and the Trustee shall mail to each Certificateholder on such Distribution Date, a statement (each, a "Distribution Date Statement") substantially in the form of Exhibit J hereto, setting forth:

           (i) The amount of such distribution to the Certificateholders of each Class (and in respect of any Component), other than any Notional Certificates (and any Notional Component), allocable to principal, separately identifying the aggregate amount of any Principal Prepay-ments included therein (including, for this purpose, the Scheduled Principal Balances of all Defaulted Mortgage Loans and Defective Mortgage Loans purchased pursuant to
      Section 2.02, 2.03(b) or 3.16, respectively, and any amounts deposited pursuant to Section 2.03(b) in connection with the substitution of any Mortgage Loans pursuant to
      Section 2.02 or 2.03(a), the proceeds of which purchases or substitutions are being distributed on such Distribution
      Date);

          (ii) The amount of such distribution to the Certificateholders of each Class (other than any Class of Principal Only Certificates) allocable to interest, including any Accrual Amount added to the Class Certificate Principal Balance or Component Principal Balance of any Class of Accrual Certificates or any Accrual Components;


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         (iii) The amount of servicing compensation paid to the
      Company during the month preceding the month of distribution in respect of the Mortgage Loans and such other customary information as the Company deems necessary or desirable to enable Certificateholders to prepare their tax returns;

          (iv) The Pool Scheduled Principal Balance and the aggregate number of the Mortgage Loans on the preceding Due
      Date after giving effect to all distributions allocable to principal made on such Distribution Date;

           (v) The Class Certificate Principal Balance (or Notional Principal Balance) of each Class, the Component Principal Balance of each Component, and the Certificate Principal Balance (or Notional Principal Balance) of a Single Certificate of each Class after giving effect to (i) all distributions allocable to principal (or reductions in the Notional Principal Balance, in the case of the Notional Certificates, or the addition of any Accrual Amount, in the case of any Class of Accrual Certificates or any Class with Accrual Components) made on such Distribution Date and (ii) the allocation of any Realized Losses and any Subordinate Certificate Writedown Amount for such Distribution Date;

          (vi)  The Pay-out Rate applicable to each Class of
      Certificates;

         (vii) The book value and unpaid principal balance of any real estate acquired on behalf of Certificateholders through foreclosure, or grant of a deed in lieu of foreclosure or otherwise, of any REO Mortgage Loan, and the number of the related Mortgage Loans;

        (viii) The aggregate Scheduled Principal Balances and number of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Distribution Date, were (a) delinquent as to a total of (x) 30-59 days, (y) 60-89 days and (z) 90 days or more, and (b) in foreclosure;

          (ix) The Scheduled Principal Balance of any Mortgage
      Loan replaced pursuant to Section 2.03(b), and of any Modified Mortgage Loan purchased pursuant to Section
      3.01(c);

           (x) The Certificate Interest Rates of any LIBOR Certificates, any COFI Certificates and the Class S Certificates applicable to the Interest Accrual Period relating to such Distribution Date and such Class;

          (xi)  The Senior Percentage, Group I Senior Percentage,
      Group II Senior Percentage, the Category A Percentage, the

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      Category B Percentage, the Category C Percentage, the
      Category A Senior Percentage, the Category B Senior Percentage, the Category C Senior Percentage, the Category A Group I Senior Percentage, the Category B Group I Senior Percentage, the Category C Group I Senior Percentage, the Category C Group I Scheduled Distributed Percentage, the Category A Group II Senior Percentage, the Category B Group II Senior Percentage, the Category C Group II Senior Percentage, the Category C Group II Scheduled Distribution Percentage and Junior Percentage for such Distribution Date; and

         (xii) The Senior Prepayment Percentage, Group I Senior Prepayment Percentage, Group II Senior Prepayment Percentage, the Category A Senior Prepayment Percentage, the Category B Senior Prepayment Percentage, the Category C Senior Prepayment Percentage, the Category A Group I Senior Prepayment Percentage, the Category B Group I Senior Prepayment Percentage, the Category C Group I Senior Prepayment Percentage, the Category A Group II Senior Prepayment Percentage, the Category B Group II Senior Prepayment Percentage, the Category C Group II Senior Prepayment Percentage and Junior Prepayment Percentage for such Distribution Date.

           In the case of information furnished pursuant to clauses (i) through (iii) above, the amounts shall be expressed as a dollar amount per Single Certificate.

           In connection with any proposed transfer of a Certificate that is purported to be made in reliance on Rule 144A under the Securities Act, the Company shall be responsible for furnishing such information as may be required thereunder to a proposed transferee. In furtherance of the Company's obligations hereunder, the Company hereby instructs the Trustee, at the Company's expense and on its behalf, and the Trustee agrees, to promptly make available to the proposed transferee, upon request of the holder, (i) all statements furnished to Certificateholders pursuant to this Section 4.05(a) on previous Distribution Dates,
(ii) all certificates furnished to the Trustee pursuant to
Section 4.06 in prior months, (iii) Officer's Certificates furnished to the Trustee pursuant to Section 3.12 for the two years preceding such request, (iv) reports of independent accountants furnished to the Trustee pursuant to Section 3.13 for the two years preceding such request, (v) a copy of the Private Placement Memorandum relating to such Certificate, together with any amendments or supplements thereto issued by the Company (which copy shall be furnished to the Trustee by the Company), and (vi) the Company's Current Report on Form 8-K, dated the Closing Date, relating to the Mortgage Loans; provided, however, that the Trustee shall in no event be required to make available such statements or certificates pursuant to clauses (i) and (ii)

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


above relating to Distribution Dates occurring more than twenty-four months preceding the month in which such request was received; provided, further, however, that notwithstanding the Trustee's agreement as aforesaid to provide such materials to a proposed transferee, the Trustee does not assume, and shall not thereby be deemed to have assumed, any responsibility for compliance by the Company with Rule 144A (subject to the Trustee's agreement set forth in the second sentence of this paragraph) and shall be entitled to include a notice with such statements or certificates to the effect that such materials have not been prepared or assembled by the Trustee and that the Trustee assumes no responsibility for the adequacy, sufficiency or contents thereof. In connection with any such proposed transfer, the Company shall make available to the proposed holder, at the request of the related transferor, such additional information, if any, as may be required to be delivered pursuant to Rule 144A(d)(4).

           (b) On or prior to January 20th of each year, commencing in 1998, the Company shall furnish to the Trustee for mailing to each Person who at any time during the calendar year was a Certificateholder a statement containing information required to be provided pursuant to the Code.

           Section 4.06. Servicer's Certificate. Each month, not later than the second Business Day next preceding each Distribution Date, the Company shall deliver to the Trustee a completed Servicer's Certificate.

           Section 4.07. Reports of Foreclosures and Abandonments of Mortgaged Property. The Trustee (or the Company on behalf of the Trustee) shall, in each year beginning after 1997, make the reports of foreclosures and abandonments of any Mortgaged Property as required by section 6050J of the Code. In order to facilitate this reporting process, the Company, on or before January 15th of each year, shall provide to the Trustee reports relating to each instance occurring during the previous calendar year in which the Company (i) on behalf of the Trustee acquires an interest in a Mortgaged Property through foreclosure or other comparable conversion in full or partial satisfaction of a Mortgage Loan, or (ii) knows or has reason to know that a Mortgaged Property has been abandoned. Reports from the Company shall be in form and substance sufficient to meet the reporting requirements imposed by section 6050J of the Code.

           Section 4.08. Reduction of Servicing Fees by
Compensating Interest Payments. The aggregate amount of the Servicing Fees subject to retention by the Company as servicer in respect of any Distribution Date shall be reduced by the amount of any Compensating Interest Payment for such Distribution Date.


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                             ARTICLE V

                         THE CERTIFICATES

           Section 5.01. The Certificates. (a) The Certificates shall be substantially in the forms set forth in Exhibit A hereto, as applicable, and shall, on original issue, be executed by the Trustee, not in its individual capacity but solely as Trustee, and countersigned and delivered by the Trustee to or upon the order of the Company as provided in Article II.

           (b) The Certificates shall be issued in an aggregate Initial Certificate Principal Balance of $400,826,388.37. Such aggregate original principal balance shall be divided among the Classes having the designations, Class Certificate Principal Balances, Certificate Interest Rates and minimum denominations as follows:


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


                   Initial
                    Class
                  Certificate    Certificate
                   Principal      Interest             Minimum
Designation         Balance         Rate            Denominations
-----------         -------         ----            -------------
Class A1        $55,407,650.00       7.50%              $25,000
Class A2         27,152,000.00       7.50                 1,000
Class A3          8,015,000.00       7.50                 1,000
Class A4         57,000,000.00       7.50                 1,000
Class A5          6,001,105.00       7.50                25,000
Class A6         40,626,021.00       7.50                25,000
Class A7          1,927,000.00       7.50                 1,000
Class A8         19,813,000.00       7.50                 1,000
Class A9          3,680,965.00       7.50                25,000
Class A10        10,641,961.00       7.50                25,000
Class A11         2,380,000.00       7.50                25,000
Class A12            61,000.00       7.50                 1,000
Class A13        14,305,000.00       7.50                 1,000
Class A14           134,000.00       7.50                 1,000
Class A15         8,802,874.00       7.50                25,000
Class A16        25,083,712.00       7.15                25,000
Class A17        82,704,595.00       7.25                25,000
Class A18        19,636,943.00       9.00                25,000
Class PO            418,340.32       0.00                38,000
Class M           6,012,395.00       7.50               100,000
Class B1          4,008,263.00       7.50               100,000
Class B2          3,006,197.00       7.50               100,000
Class B3          2,004,131.00       7.50               250,000
Class B4            601,239.00       7.50               250,000
Class B5          1,402,897.05       7.50               250,000
Class S                   (1)        (1)             12,500,000
Class R                 100.00       7.50                   100

--------
(1)   The Class S Certificates are issued with initial Notional
      Principal Balance of $381,577,718.88 and shall bear interest at the related Strip Rate.

           (c) The Certificates shall be issuable in registered form only. The Book-Entry Certificates will be evidenced by one or more certificates, beneficial ownership of which will be held in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 in excess thereof. The Non-Book-Entry Certificates other than the Residual Certificate shall each be issued in the minimum dollar denominations in Certificate Principal Balance or Notional Principal Balance, as applicable, specified in Section 5.01(b), and integral multiples of $1,000 (or $1,000,000 in the case of the Class S Certificates) in excess thereof (and, if necessary,

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


in the amount of the remaining Class Certificate Principal Balance or Notional Principal Balance, as applicable, of each Class, in the case of one Certificate of such Class). The Residual Certificate shall be issued as a single certificate evidencing the entire Class Certificate Principal Balance of such Class and having a Percentage Interest of 100%. If necessary, one Certificate of each Class of Certificates other than the Residual Certificates may evidence an additional amount equal to the remainder of the Class Certificate Principal Balance (or Notional Principal Balance) of such Class.

           (d) The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer under its seal, which may be in facsimile form and be imprinted or otherwise reproduced thereon. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the forms set forth in Exhibit A hereto, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates issued on the Closing Date shall be dated the Closing Date; all Certificates issued thereafter shall be dated the date of their countersignature.

           (e) The Strip Rate for each Interest Accrual Period shall be determined by the Company and included in the Servicer's
Certificate for the related Distribution Date.

           Section 5.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, New York a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

           Subject to Sections 5.02(b) and 5.02(c), upon surrender for registration of transfer of any Certificate at the Corporate
Trust Office, the Trustee shall execute, authenticate and deliver, in the name of the designated transferee or transferees,

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


one or more new Certificates of the same Class in authorized denominations of a like Percentage Interest.

           At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations of a like Class and Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange the Trustee shall execute, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder thereof or his attorney duly authorized in writing.

           No service charge shall be made for any registration of transfer or exchange of Certificates, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

           All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trustee and a certificate of destruction shall be delivered by the Trustee to the Company.

           (b) No legal or beneficial interest in all or any portion of the Residual Certificates may be transferred directly or indirectly to (i) a Disqualified Organization or an agent of a Disqualified Organization (including a broker, nominee, or middleman), (ii) an entity that holds REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (iii) an individual, corporation, partnership or other person unless such transferee (A) is not a Non-U.S. Person or (B) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (C) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of a Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clause (A), (B) or (C) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Trustee shall not execute, and shall not authenticate and deliver, a Residual Certificate in connection with any transfer

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


thereof unless the transferor shall have provided to the Trustee an affidavit, substantially in the form attached as Exhibit F hereto, signed by the transferee, to the effect that the transferee is not such a Disqualified Organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, a Book-Entry Nominee or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificates to Disqualified Organizations, Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the Transferee that it will not transfer a Residual Certificate without providing to the Trustee an affidavit substantially in the form attached as Exhibit F hereto and a letter substantially in the form attached as Exhibit G hereto. Such affidavit shall also contain the statement of the transferee that (i) it does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to the Residual Certificates and (ii) it understands that it may incur tax liabilities in excess of cash flows generated by a Residual Certificate and that it intends to pay taxes associated with holding a Residual Certificate as they become due.

           The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificates, shall be accompanied by a written statement in the form attached as Exhibit G hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has (i) no actual knowledge that the transferee is a Disqualified Organization, Book-Entry Nominee or Non-permitted Foreign Holder, (ii) no reason to believe that the transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate, and (iii) conducted a reasonable investigation and found that the transferee had historically paid its debts as they came due and found no significant evidence to indicate that the transferee will not continue to pay its debts as they become due. The Residual Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

           Upon notice to the Company that any legal or beneficial interest in any portion of the Residual Certificates has been transferred, directly or indirectly, to a Disqualified Organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a Disqualified Organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as

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


completely as if such transfer had never occurred, provided that the Company may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate and return such recovery to the transferor, and (ii) the Company agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of section 860E(e) of the Code as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Company, the cost to the Company of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Company shall in no event be excused from furnishing such information.

           The restrictions on transfers of the Residual Certificates set forth in the preceding three paragraphs shall cease to apply to transfers (and the applicable portions of the legend to the Residual Certificates may be deleted) after delivery to the Trustee of an Opinion of Counsel to the effect that the elimination of such restrictions will not cause the REMIC established hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding.

           No transfer of a Restricted Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act"), and any applicable state securities laws, in each case as evidenced by an Officer's Certificate, or is exempt from the registration requirements of the Act and any applicable state securities laws. In the event of such registration, any restrictive legends set forth in the form of the relevant Restricted Certificate in Exhibit A hereto with respect to the Act and state securities law restrictions shall be removed by the Trustee upon request of the Holder thereof and automatically upon exchange or registration of transfer thereof. As a condition to any transfer that is to be made in reliance upon an exemption from the Act and such laws of a (i) Class S Certificate or (ii) Restricted Junior Certificate to any person other than a QIB (as certified by the proposed transferee in the form of assignment attached to the related Certificate), either (x) the Trustee shall require the transferee to execute an investment letter in the form substantially as set forth in Exhibit I hereto or in such other form as may be acceptable to the Trustee, certifying as to the facts surrounding such transfer, or (y) in lieu of such investment letter, the Trustee may accept a written Opinion of Counsel (in form and substance acceptable to the Trustee) that such proposed transfer may be made pursuant to an exemption from the Act. As an additional condition to any transfer of a Restricted Certificate, either (i) the transferor and the

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


transferee shall complete the form of assignment attached to the Certificate proposed to be transferred, or (ii) the Trustee shall have received the above-referenced Opinion of Counsel. The holder of any Restricted Certificate desiring to effect the transfer thereof to a person other than a QIB shall, and hereby agrees to, comply with any applicable conditions set forth in the preceding two sentences and indemnify the Trustee and the Company against any liability that may result if the transfer thereof is not so exempt or is not made in accordance with such federal and state laws. Such agreement to so indemnify the Trustee and the Company shall survive the termination of this Agreement. Notwithstanding the foregoing, no Opinion of Counsel or investment letter shall be required upon the original issuance of (i) the Restricted Junior Certificates to the Initial Purchaser (as defined in the Private Placement Memorandum) or its nominee and (ii) the Class S Certificates to the Company or upon any subsequent transfer of any Class S Certificate by the Company, provided that if any Restricted Junior Certificates are, at the request of the Initial Purchaser, registered in the name of its nominee, the Initial Purchaser shall be deemed to acknowledge and agree with the Company and the Trustee that no transfer of a beneficial interest in such Certificates will be made without registering such Certificates in the name of the transferee, which shall be a Person other than such nominee. Any opinion or letter required pursuant to this paragraph shall not be at the expense of the Trust Fund or the Trustee.

           (c) (i) No transfer of an ERISA-Restricted Certificate in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (A) a certificate (substantially in the form of Exhibit E or such other form as is acceptable to the Company and the Trustee) from such transferee to the effect that such transferee (i) is not a Plan or a Person that is using the assets of a Plan to acquire such ERISA-Restricted Certificate or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12,
1995) (the "Exemptions") apply to the transferee's acquisition and holding of any ERISA-Restricted Certificate or (B) an opinion of counsel satisfactory to the Trustee and the Company to the effect that the purchase and holding of such a Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" subject to the prohibited transactions provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of an ERISA-Restricted Certificate by a Plan or a Person that is purchasing or holding such a

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Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code. The preparation and delivery of the certificate and opinions referred to above shall not be an expense of the Trust Fund, the Trustee or the Company. Notwithstanding the foregoing, no opinion or certificate shall be required for the initial issuance of the ERISA-Restricted Certificates.

          (ii) No transfer of a Residual Certificate shall be made to any Person unless the Trustee has received a certification (substantially in the form of paragraph 4 of Exhibit F) from such transferee to the effect that, among other things, such transferee is not a Plan or a Person that is using the assets of a Plan to acquire any such Certificate. The preparation and delivery of such certificate shall not be an expense of the Trust Fund, the Trustee or the Company.

           (d) Subject to Section 8.01(i) hereof, the Trustee may conclusively rely upon any certificate, affidavit or opinion delivered pursuant to Section 5.02(b) or (c). Any certificate or affidavit required to be delivered by a transferee under this
Section 5.02 may be executed and delivered in the name of such transferee by its attorney-in-fact duly authorized in writing in form and substance satisfactory to the Trustee.

           (e) Except as to any additional Certificate of any Class of Book-Entry Certificates held in physical certificated form pursuant to Section 5.02(g) or any Restricted Junior Certificate of any Class of Book-Entry Certificates that is transferred to an entity other than a QIB, the Book-Entry Certificates shall, subject to Section 5.02(f), at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration thereof may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of the Certificates issued in book-entry form on the books of the Depository shall be governed by applicable rules established by the Depository and the rights of Certificate Owners with respect to Book-Entry Certificates shall be governed by applicable law and agreements between such Certificate Owners and the Depository, Depository Participants, and indirect participating firms; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as authorized representatives of the Certificate Owners of the Certificates issued in book-entry form for all purposes including the making of payments due on the Book-Entry Certificates and exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representatives shall not be

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deemed to be inconsistent if they are made with respect to
different Certificate Owners; (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; (vii) Certificate Owners shall not be entitled to certificates for the Book-Entry Certificates and (viii) the Trustee may establish a reasonable record date in connection with solicitations of consents from or voting by Certificateholders and give notice to the Depository of such record date.

           All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures. Except as provided herein, the Trustee shall have no duty to monitor or restrict the transfer of Certificates or interests therein, and shall have no liability for any transfer, including any transfer made through the book-entry facilities of the Depository or between or among Depository Participants or Certificate Owners, made in violation of applicable restrictions set forth herein, except in the event of the failure of the Trustee to perform its duties and fulfill its obligations under this Agreement.

           (f) If (x)(i) the Company or the Depository advises the Trustee in writing that the Depository is no longer willing, qualified or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Company is unable to locate a qualified successor, (y) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing not less than 51% of the aggregate Voting Rights allocated to the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of Definitive Certificates to Certificate Owners requesting the same. Upon surrender to the Trustee of such Certificates by the Depository, accompanied by registration instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. Neither the Company nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of

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Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

           (g) On or prior to the Closing Date, there shall be delivered to the Depository one certificate for each Class of Book-Entry Certificates registered in the name of the Depository's nominee, Cede & Co. The face amount of each such Certificate shall represent 100% of the initial Class Certificate Principal Balance thereof, except for such amount that does not constitute an acceptable denomination to the Depository. An additional Certificate of each Class of Book-Entry Certificates may be issued evidencing such remainder and, if so issued, will be held in physical certificated form by the Holders thereof. Each Certificate issued in book-entry form shall bear the following legend:

           "Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein."

           Section 5.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Company, the Certificate Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Certificate Registrar or the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership in the

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Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

           Section 5.04. Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Company, the Trustee, the Certificate Registrar and any agent of the Company, the Trustee or the Certificate Registrar may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01 and for all other purposes whatsoever, and neither the Company, the Trustee, the Certificate Registrar nor any agent of the Company, the Trustee or the Certificate Registrar shall be affected by any notice to the contrary.

           Section 5.05. Access to List of Certificateholders' Names and Addresses. The Certificate Registrar will furnish or cause to be furnished to the Company, within 15 days after receipt by the Certificate Registrar of request therefor from the Company in writing, a list, in such form as the Company may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. If three or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt. Every Certificateholder, by receiving and holding a Certificate, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was derived.

           Section 5.06. Representation of Certain
Certificateholders. The fiduciary of any Plan which becomes a Holder of a Certificate, by virtue of its acceptance of such Certificate, will be deemed to have represented and warranted to the Trustee and the Company that such Plan is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D

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promulgated by the Securities and Exchange Commission under the
Securities Act of 1933.

           Section 5.07. Determination of COFI. (a) If the outstanding Certificates include any COFI Certificates, then on each COFI Determination Date the Trustee shall determine the value of COFI on the basis of the most recently available Information Bulletin referred to in the definition of "COFI". The establishment of COFI by the Trustee and the Trustee's subsequent calculation of the rates of interest applicable to the COFI Certificates for each Interest Accrual Period shall (in the absence of manifest error) be final and binding. During each Interest Accrual Period, the Certificate Interest Rate for the COFI Certificates for the current and immediately preceding Interest Accrual Period shall be made available by the Trustee to Certificate Owners and Certificateholders at the following telephone number: (617) 664-5500.

           (b) The failure by the Federal Home Loan Bank of San Francisco to publish COFI for a period of 65 calendar days will constitute an "Alternative Rate Event" for purposes hereof. Upon the occurrence of an Alternative Rate Event, the Company will calculate the Certificate Interest Rates for the COFI Certificates for the subsequent Interest Accrual Periods by using, in place of COFI, (i) the replacement index, if any, published or designated by the Federal Home Loan Bank of San Francisco or (ii) if no replacement index is so published or designated, an alternative index to be selected by the Company that has performed, or that the Company expects to perform, in a manner substantially similar to COFI. At the time an alternative index is first selected by the Company, the Company shall determine the average number of basis points, if any, by which the alternative index differed from COFI for such period as the Company, in its sole discretion, reasonably determines to reflect fairly the long-term difference between COFI and the alternative index, and shall adjust the alternative index by such average. The Company shall select a particular index as an alternative only if it receives an Opinion of Counsel to the effect that the selection of such index will not cause any REMIC established hereunder to fail to qualify as a REMIC for federal income tax purposes. In the absence of manifest error, the selection of any alternative index as provided by this Section 5.07(b) shall be final and binding for each subsequent Interest Accrual Period. Upon the occurrence of an Alternative Rate Event, the Trustee shall have no responsibility for the determination of any alternative index or the calculation of the Certificate Interest Rates for the COFI Certificates.

           (c) If at any time after the occurrence of an Alternative Rate Event the Federal Home Loan Bank of San
Francisco resumes publication of COFI, the Certificate Interest

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


Rates for the COFI Certificates for each Interest Accrual Period commencing thereafter will be calculated by reference to COFI.

           Section 5.08. Determination of LIBOR. (a) If the outstanding Certificates include any LIBOR Certificates, then on each LIBOR Determination Date the Trustee shall determine LIBOR on the basis of the offered LIBOR quotations of the Reference Banks as of 11:00 a.m. London time on such LIBOR Determination Date as follows:

           (i) If on any LIBOR Determination Date two or more of the Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period will be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%);

          (ii) If on any LIBOR Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period will be whichever is the higher of (x) LIBOR as determined on the previous LIBOR Determination Date or (y) the Reserve Interest Rate. The "Reserve Interest Rate" will be either
      (A) the rate per annum which the Trustee determines to be the arithmetic mean (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/16%) of the one-month Eurodollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant LIBOR Determination Date, to the principal London offices of leading banks in the London interbank market or (B) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month Eurodollar lending rate that the New York City banks selected by the Trustee are quoting on such LIBOR Determination Date to leading European banks; and

         (iii) If on any LIBOR Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (ii) above, LIBOR for the next Interest Accrual Period will be LIBOR as determined on the previous LIBOR Determination Date, or, in the case of the first LIBOR Determination Date, the Initial LIBOR Rate.

           (b) The establishment of LIBOR by the Trustee and the Trustee's subsequent calculation of the Certificate Interest Rates applicable to the LIBOR Certificates for the relevant Interest Accrual Period, in the absence of manifest error, will be final and binding. In all cases, the Trustee may conclusively rely on quotations of LIBOR for the Reference Banks as such quotations appear on the display designated "LIBO" on the Reuters Monitor Money Rates Service.


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           (c) Within five Business Days of the Trustee's
calculation of the Certificate Interest Rates of the LIBOR Certificates, the Trustee shall furnish to the Company by telecopy (or by such other means as the Trustee and the Company may agree from time to time) such Certificate Interest Rates.

           (d) The Trustee shall provide to Certificateholders who inquire of it by telephone the Certificate Interest Rates of the LIBOR Certificates for the current and immediately preceding
Interest Accrual Period.

           (e) As used herein, "Reference Banks" shall mean no more than four leading banks engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, England, (ii) whose quotations appear on the "Reuters Screen LIBO Page" (as described in the definition of LIBOR hereof) on the applicable LIBOR Determination Date and (iii) which have been designated as such by the Trustee and are able and willing to provide such quotations to the Trustee on each LIBOR Determination Date. The Reference Banks initially shall be: Barclay's plc, Bank of Tokyo, National Westminster Bank and Trust Company and Bankers Trust Company. If any of the initial Reference Banks should be removed from the Reuters Screen LIBO Page or in any other way fail to meet the qualifications of a Reference Bank, the Trustee, after consultation with the Company, shall use its best efforts to designate alternate Reference Banks.


                            ARTICLE VI

                            THE COMPANY

           Section 6.01. Liability of the Company. The Company shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by the Company herein.

           Section 6.02. Merger or Consolidation of, or
Assumption of the Obligations of, the Company. Any corporation into which the Company may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Company shall be a party, or any corporation succeeding to the business of the Company, or any corporation, more than 50% of the voting stock of which is, directly or indirectly, owned by General Electric Company, or any limited partnership, the sole general partner of which is either the Company or a corporation, more than 50% of the voting stock of which is owned, directly or indirectly, by General Electric Company, which executes an agreement of assumption to perform every obligation of the Company hereunder, shall be the successor of the Company hereunder, without the execution or filing of any

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paper or any further act on the part of any of the parties
hereto, anything herein to the contrary notwithstanding.

           Section 6.03. Assignment. The Company may assign its rights and delegate its duties and obligations as servicer under this Agreement; provided, that (i) the purchaser or transferee accepting such assignment or delegation is qualified to service mortgage loans for FNMA or FHLMC, is reasonably satisfactory to the Trustee and executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Company as servicer hereunder from and after the date of such agreement and (ii) each Rating Agency's rating of any Classes of Certificates in effect immediately prior to such assignment or delegation would not be qualified, downgraded or withdrawn as a result thereof. In the case of any such assignment or delegation, the Company will be released from its obligations as servicer hereunder except for liabilities and obligations as servicer incurred prior to such assignment or delegation.

           Section 6.04. Limitation on Liability of the Company and Others. Neither the Company nor any of the directors or officers or employees or agents of the Company shall be under any liability to the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action by the Company pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties of the Company or by reason of reckless disregard of obligations and duties of the Company hereunder. The Company and any director or officer or employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company and any director or officer or employee or agent of the Company shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion

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may involve it in any expense or liability; provided, however, that the Company may in its sole discretion undertake any such action which it may deem necessary or desirable in respect of this Agreement, and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor from amounts credited to the Mortgage Loan Payment Record as provided by Section 3.04.

           Section 6.05. The Company Not to Resign. Subject to the provisions of Sections 6.02 and 6.03, the Company shall not resign from the obligations and duties hereby imposed on it except upon determination that the performance of its duties hereunder is no longer permissible under applicable law. Any such determination permitting the resignation of the Company shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor servicer shall have assumed the responsibilities and obligations of the Company in accordance with Section 7.02.


                            ARTICLE VII

                              DEFAULT

           Section 7.01.  Events of Default.  If any one of the
following events ("Events of Default") shall occur and be continuing:

           (i) Any failure by the Company to make any payment to the Trustee of funds pursuant to Section 3.02(d) out of which distributions to Certificateholders of any Class are required to be made under the terms of the Certificates and this Agreement which failure continues unremedied for a period of three Business Days after the date upon which written notice of such failure shall have been given to the Company by the Trustee or to the Company and the Trustee by Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

          (ii) Failure on the part of the Company duly to observe or perform in any material respect any other covenants or agreements of the Company set forth in the Certificates or in this Agreement, which covenants and agreements (A) materially affect the rights of Certificateholders and (B) continue unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the

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      Trustee, or to the Company and the Trustee by the Holders
      of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; or

         (iii) The entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company, or for the winding up or liquidation of the Company's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (iv) The consent by the Company to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Company or of or relating to substantially all of its property; or the Company shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the Company, either the Trustee, or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 51%, by notice then given in writing to the Company (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Company as servicer under this Agreement. On or after the receipt by the Company of such written notice, all authority and power of the Company under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 7.01; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Company, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the Mortgage Loans to it. The Company agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of the Company hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that

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shall at the time be held by the Company and that have been or should have been credited by it to the Mortgage Loan Payment Record, or that have been deposited by the Company in the Certificate Account or are thereafter received by the Company with respect to the Mortgage Loans. In addition to any other amounts which are then, or, notwithstanding the termination of its activities as servicer, may become, payable to the Company under this Agreement, the Company shall be entitled to receive out of any delinquent payment on account of interest on a Mortgage Loan, due during the period prior to the notice pursuant to this Section 7.01 which terminates the obligation and rights of the Company hereunder and received after such notice, that portion of such payment which it would have been entitled to retain pursuant to Section 3.04(vi) if such notice had not been given.

           Section 7.02. Trustee to Act; Appointment of
Successor. (a) On and after the time the Company receives a notice of termination pursuant to Section 7.01, the Trustee shall be the successor in all respects to the Company in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall succeed to all the rights of and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Company in its capacity as servicer by the terms and provisions hereof; provided, however, that the responsibilities and duties of the Company pursuant to Sections 2.02 and 2.03(a) and, if the Trustee is prohibited by law or regulation from making Monthly Advances, the responsibility to make Monthly Advances pursuant to Section 4.04, shall not be the responsibilities, duties or obligations of the Trustee; and provided further, that any failure of the Trustee to perform such duties and responsibilities that is caused by the Company's failure to cooperate with the Trustee as required by
Section 7.01 shall not be considered a default by the Trustee hereunder. As compensation therefor, the Trustee shall, except as provided in Section 7.01, be entitled to such compensation as the Company would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution approved to service mortgage loans for either FNMA or FHLMC, having a net worth of not less than $10,000,000, as the successor to the Company hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Company hereunder. Pending appointment of a successor to the Company pursuant to this Article VII, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree;

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provided, however, that no such compensation shall be in excess of that permitted the Company hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

           (b) Any successor, including the Trustee, to the Company as servicer pursuant to this Article VII shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder, and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as the Company is so required pursuant to Section 3.15.

           Section 7.03. Notification to Certificateholders. Upon any termination or appointment of a successor to the Company pursuant to this Article VII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

                           ARTICLE VIII

                            THE TRUSTEE

           Section 8.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

           The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

           No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

           (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the

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


      performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible
      Officer of the Trustee, unless it shall be proved that the Trustee was negligent in performing its duties in accordance with the terms of this Agreement;

         (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

          (iv) The Trustee shall not be charged with knowledge of
      (A) any failure by the Company to comply with the obligations of the Company referred to in clauses (i) and
      (ii) of Section 7.01, (B) the rating downgrade referred to in the definition of "Trigger Event" or (C) any failure by the Company to comply with the obligations of the Company to record the assignments of Mortgages referred to in
      Section 2.01 unless a Responsible Officer of the Trustee at the Corporate Trust Office obtains actual knowledge of such failures, occurrence or downgrade or the Trustee receives written notice of such failures, occurrence or downgrade from the Company or the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%.

           Subject to any obligation of the Trustee to make Monthly Advances as provided herein, the Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Company under this

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


Agreement, except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Company in accordance with the terms of this Agreement.

           Section 8.02.  Certain Matters Affecting the Trustee.
Except as otherwise provided in Section 8.01:

           (i) The Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

         (iii) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

           (v) Prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or documents, unless requested in writing so to

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      do by Holders of Certificates of each Class affected
      thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to such proceeding. The reasonable expense of every such investigation shall be paid by the Company or, if paid by the Trustee, shall be reimbursed by the Company upon demand. Nothing in this clause (v) shall derogate from the obligation of the Company to observe any applicable law prohibiting disclosure of information regarding the Mortgagors; and

          (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian.

           Section 8.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the signature and countersignature of the Trustee on the Certificates) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the signature and countersignature of the Trustee on the Certificates) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company.

           Section 8.04. Trustee May Own Certificates. The
Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not Trustee.

           Section 8.05. The Company to Pay Trustee's Fees and Expenses. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Company will pay or reimburse the Trustee upon its request for

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all reasonable expenses, disbursements and advances (including any Monthly Advances of the Trustee not previously reimbursed thereto pursuant to Section 3.04) incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith or which is the responsibility of Certificateholders hereunder. In addition, the Company covenants and agrees to indemnify the Trustee from, and hold it harmless against, any and all losses, liabilities, damages, claims or expenses other than those resulting from the negligence or bad faith of the Trustee. From time to time, the Trustee may request that the Company debit the Mortgage Loan Payment Record pursuant to Section 3.04 to reimburse the Trustee for any Monthly Advances and Nonrecoverable Advances.

           Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office either in the State of New York or in the same state as that in which the initial Trustee under this Agreement has its principal office and organized and doing business under the laws of such State or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. The Trustee shall not be an affiliate of the Company. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

           Section 8.07. Resignation or Removal of Trustee. The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company. Upon receiving such notice of resignation, the Company shall promptly appoint a successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

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           If the conditions in any of the following clauses (i),
(ii) or (iii) shall occur at any time, the Company may remove the
Trustee: (i) the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by the Company; (ii) the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; or (iii) the replacement of the Trustee with a successor Trustee will enable the Company to avoid (and should, based on the information included in the notice referred to below, result in the avoidance
of) a downgrading of the ratings assigned to the Certificates by the Rating Agencies (whether or not other actions could avoid such downgrading) and no Event of Default, as provided by Section
7.01 hereof, shall have occurred or be continuing; provided, however, that no action shall be taken pursuant to this clause
(iii) unless reasonable notice shall have been provided to the Trustee, which notice shall set forth the basis for any rating downgrade as contemplated by the Rating Agencies and shall also indicate the manner in which such proposed action is intended to avoid such downgrade. If it removes the Trustee under the authority of the immediately preceding sentence, the Company shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

           Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 8.07 shall not become effective until acceptance of appointment by the successor Trustee as provided in
Section 8.08.

           Section 8.08. Successor Trustee. Any successor Trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee. The predecessor Trustee shall deliver to the successor Trustee all Mortgage Files and related documents and statements held by it hereunder; and the Company and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee all such rights, powers, duties and obligations.


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           No successor Trustee shall accept appointment as
provided in this Section 8.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 8.06.

           Upon acceptance of appointment by a successor Trustee as provided in this Section 8.08, the Company shall mail notice of the succession of such Trustee hereunder to all holders of Certificates at their addresses as shown in the Certificate Register. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Company.

           Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided that such corporation shall be eligible under the provisions of Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

           Section 8.10. Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of all or any part of the Trust Fund, or separate trustee or separate trustees of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.


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


           Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

           (i) All rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Company hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

         (iii) The Company and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

           Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Company.

           Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall

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


vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

           Section 8.11. Compliance with REMIC Provisions; Tax Returns. The Trustee shall at all times act in such a manner in the performance of its duties hereunder as shall be necessary to prevent the Trust Fund from failing to qualify as a REMIC and to prevent the imposition of a tax on the Trust Fund or the REMIC established hereunder. The Trustee, upon request, will furnish the Company with all such information within its possession as may be reasonably required in connection with the preparation of all tax returns of the Trust Fund and any Reserve Fund, and shall, upon request, execute such returns.


                            ARTICLE IX

                            TERMINATION

           Section 9.01. Termination upon Repurchase by the Company or Liquidation of All Mortgage Loans. Subject to Section 9.02, the respective obligations and responsibilities of the Company and the Trustee created hereby (other than the obligation of the Trustee to make certain payments to Certificateholders after the final Distribution Date and the obligation of the Trustee to send certain notices as hereinafter set forth) shall terminate upon the last action required to be taken by the Trustee on the final Distribution Date pursuant to this Article IX following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all REO Mortgage Loans remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than any REO Mortgage Loans described in the following clause) plus accrued and unpaid interest thereon at the applicable Net Mortgage Rate (less any amounts constituting previously unreimbursed Monthly Advances) to the first day of the month in which such purchase price is to be distributed to Certificateholders and (y) the appraised value of any REO Mortgage Loan (less the good faith estimate of the Company of Liquidation Expenses to be incurred in connection with its disposal thereof), such appraisal to be conducted by an appraiser mutually agreed upon by the Company and the Trustee, and (b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan; provided, however, that in no event shall the Trust Fund created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the date of this Agreement. The right of the Company to repurchase all Mortgage Loans pursuant to clause (a) above shall be

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


conditioned upon the aggregate of the Scheduled Principal Balance of the Outstanding Mortgage Loans, at the time of any such repurchase, aggregating less than 10 percent of the aggregate of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

           Notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (A) the Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of the Certificates at the office of the Trustee therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. The Trustee shall give such notice to the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given in connection with the exercise by the Company of its right of repurchase, the Company shall deposit in the Certificate Account not later than 11:00 a.m. on the Business Day prior to the final Distribution Date in next-day funds an amount equal to the price described above. Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders an amount equal to the price calculated as above provided, any such repurchase being in lieu of the distribution otherwise required to be made on the Distribution Date upon which the repurchase is effected. Upon certification to the Trustee by a Servicing Officer following such final deposit, the Trustee shall promptly release to the Company the Mortgage Files for the repurchased Mortgage Loans.

           On the final Distribution Date, the Trustee shall distribute amounts on deposit in the Certificate Account in accordance with the applicable priorities provided by Section
4.01. Distributions on each Certificate shall be made on the final Distribution Date in the manner specified in Section 4.02 but only upon presentation and surrender of the Certificates.

           In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent

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to take appropriate steps, to contact the remaining
Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject hereto.

           Section 9.02. Additional Termination Requirements. (a) In the event the Company exercises its purchase option as provided in Section 9.01, the Trust Fund and the REMIC established hereunder shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section 9.02 will not (i) result in the imposition of taxes on "prohibited transactions" of such REMIC as defined in section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

           (i) Within 90 days prior to the final Distribution Date set forth in the notice given by the Trustee under
      Section 9.01, the Company shall prepare and the Trustee shall execute and adopt a plan of complete liquidation for such REMIC within the meaning of section 860F(a)(4)(A)(i) of the Code, which shall be evidenced by such notice; and

          (ii) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Company for cash in accordance with Section 9.01.

           (b) By their acceptance of the Residual Certificates, the Holders thereof hereby authorize the Trustee to adopt such a plan of complete liquidation which authorization shall be binding on all successor Holders of the Residual Certificates.

           (c) On the final federal income tax return for the REMIC established hereunder, the Trustee will attach a statement specifying the date of the adoption of the plan of liquidation.


                             ARTICLE X

                     MISCELLANEOUS PROVISIONS

           Section 10.01. Amendment. This Agreement may be amended from time to time by the Company and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein or therein which may be defective or inconsistent with any other provisions herein, or to add any other provisions with respect to matters or questions arising under this Agreement, which shall not be materially inconsistent with the provisions of this Agreement; provided, however, that such action shall not, as

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


evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, without the consent of the Certificateholders, the Trustee and the Company may at any time and from time to time amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund at any time prior to the final redemption of the Certificates, provided that the Trustee has obtained an opinion of independent counsel (which opinion also shall be addressed to the Company) to the effect that such action is necessary or appropriate to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

           This Agreement may also be amended from time to time by the Company and the Trustee with the consent of Holders of Certificates evidencing (i) not less than 66% of the Voting Rights of all the Certificates or (ii) Percentage Interests aggregating not less than 66% of each Class affected by such amendment, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (a) reduce in any manner the amount of, or delay the timing of, collections of payments on the Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate, (b) adversely affect in any material respects the interests of the Holders of any Class of Certificates in any manner other than as described in (a), without the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than 66% of such Class, or (c) reduce the aforesaid percentages of Certificates of any Class required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding. For purposes of this paragraph, references to "Holder" or "Holders" shall be deemed to include, in the case of any Class of Book-Entry Certificates, the related Certificate Owners.

           Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the Trust Fund to tax or cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

           Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

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


           It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

           Section 10.02. Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Company and at its expense on direction by the Trustee, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

           For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

           Section 10.03. Limitation on Rights of
Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

           No Certificateholder shall have any right to vote (except as provided in Section 10.01) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

           No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder

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


previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the Holders of Certificates of each Class affected thereby evidencing, as to each such Class, Percentage Interests aggregating not less than 25% shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

           Section 10.04. Governing Law. THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK
AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER
SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

           Section 10.05. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (a) in the case of the Company, to GE Capital Mortgage Services, Inc., 3 Executive Campus, Cherry Hill, New Jersey 08002, Attention: General Counsel, (b) in the case of the Trustee, to State Street Bank and Trust Company, Corporate Trust Department, 225 Franklin Street, Boston, Massachusetts 02110, (c) in the case of Fitch, to Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004, Attention: Structured Finance Surveillance, and (d) in the case of Moody's, to Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Mortgage-Backed Securities, or, as to each such Person, at such other address as shall be designated by such Person in a written notice to each other named Person. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to

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


have been duly given, whether or not the Certificateholder receives such notice.

           Section 10.06. Notices to the Rating Agencies. The Company shall deliver written notice of the following events to each Rating Agency promptly following the occurrence thereof: material amendment to this Agreement; any Event of Default; any Trigger Event; change in or termination of the Trustee; removal of the Company or any successor servicer as servicer; repurchase or replacement of any Defective Mortgage Loan pursuant to Section 2.03; and final payment to Certificateholders. In addition, the Company shall deliver copies of the following documents to each Rating Agency at the time such documents are required to be delivered pursuant to this Agreement: monthly statements to Certificateholders pursuant to Section 4.05, annual report of independent accountants pursuant to Section 3.13 and annual servicer compliance report pursuant to Section 3.12. Notwithstanding the foregoing, the failure to deliver such notices or copies shall not constitute an Event of Default under this Agreement.

           Section 10.07. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then to the extent permitted by law such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

           Section 10.08. Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Fund or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee are and shall be deemed fully paid.

                           *     *     *

           IN WITNESS WHEREOF, the Company and the Trustee have caused this Agreement to be duly executed by their respective officers and their respective seals, duly attested, to be hereunto affixed, all as of the day and year first above written.


                              GE CAPITAL MORTGAGE
                                SERVICES, INC.


                              By:___________________________
                                 Name:
                                 Title:

[SEAL]


Attest:


By:___________________________
   Name:
   Title:
                              STATE STREET BANK AND
                                TRUST COMPANY,
                               as Trustee


                              By:___________________________
                                 Name:
                                 Title:
[SEAL]


Attest:


By:___________________________
   Name:
   Title:

State of New Jersey  )
                     ) ss.:
County of Camden     )


           On the       day of June, 1997 before me, a notary
public in and for the State of New Jersey, personally appeared _______________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________________________;
that he/she is a(n) _________________________ of GE Capital
Mortgage Services, Inc., a corporation formed under the laws of the State of New Jersey, one of the parties that executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he/she signed his/her name thereto by like order.




                               _____________________________
                                       Notary Public



[Notarial Seal]

The Commonwealth of Massachusetts   )
                                    ) ss.:
County of Suffolk                   )


           On the day of June, 1997 before me, a notary public in and for the Commonwealth of Massachusetts, personally appeared ____________________, known to me who, being by me duly sworn, did depose and say that he/she resides at _______________________________________________________________;
that he/she is a(n) __________________________________ of State
Street Bank and Trust Company, one of the parties that executed the foregoing instrument; that he/she knows the seal of said Bank; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said Bank; and that he/she signed his/her name thereto by order of the Board of Directors of said Bank.



                               _____________________________
                                       Notary Public



[Notarial Seal]

                             EXHIBIT A

                       FORMS OF CERTIFICATES

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF
THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A1 Certificate
                                    Principal Balance:
Class A1                              $55,407,650.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RAR6
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-6, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate

Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:_____________________________
                          Name:
                          Title:



Countersigned:


By ___________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:________________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee


__________________________________________________________________

__________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


__________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

___________________________________________________________________
___________________________________________________________________
___________________________________________________________________


Dated:____________________




_____________________________________
Signature by or on behalf of assignor




___________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A2 Certificate
                                    Principal Balance:
Class A2                              $27,152,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RAS4
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A3 Certificate
                                    Principal Balance:
Class A3                              $8,015,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RAT2
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A4 Certificate
                                    Principal Balance:
Class A4                              $57,000,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RAU9
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A5 Certificate
                                    Principal Balance:
Class A5                              $6,001,105.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RAV7
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A6 Certificate
                                    Principal Balance:
Class A6                              $40,626,021.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RAW5
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A6 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A7 Certificate
                                    Principal Balance:
Class A7                              $1,927,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RAX3
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A7 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A8 Certificate
                                    Principal Balance:
Class A8                              $19,813,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RAY1
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A8 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A9 Certificate
                                    Principal Balance:
Class A9                              $3,680,965.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RAZ8
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A9 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A10 Certificate
                                    Principal Balance:
Class A10                             $10,641,961.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBA2
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A10 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A11 Certificate
                                    Principal Balance:
Class A11                             $2,380,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBB0
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A11 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A12 Certificate
                                    Principal Balance:
Class A12                             $61,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBC8
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A12 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A13 Certificate
                                    Principal Balance:
Class A13                             $14,305,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBD6
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A13 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A14 Certificate
                                    Principal Balance:
Class A14                             $134,000.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBE4
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A14 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A15 Certificate
                                    Principal Balance:
Class A15                             $8,802,874.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.50%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBF1
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A15 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A16 Certificate
                                    Principal Balance:
Class A16                             $25,083,712.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.15%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBG9
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A16 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A17 Certificate
                                    Principal Balance:
Class A17                             $82,704,595.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  7.25%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBH7
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A17 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class A18 Certificate
                                    Principal Balance:
Class A18                             $19,636,943.00

Certificate Interest                Initial Certificate Principal
Rate per annum:  9.00%              Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBJ3
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class A18 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class M Certificate
                                    Principal Balance:
Class M                               $6,012,395.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBM6
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class M Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-6, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

          No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate

Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:____________________________
                          Name:
                          Title:



Countersigned:


By______________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity
but solely as Trustee


Dated:__________________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee



___________________________________________________________________

___________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


___________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

____________________________________________________________________
____________________________________________________________________
____________________________________________________________________

Dated:______________________




_____________________________________
Signature by or on behalf of assignor




____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B1 Certificate
                                    Principal Balance:
Class B1                              $4,008,263.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBN4
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B1 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class B2 Certificate
                                    Principal Balance:
Class B2                              $3,006,197.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBP9
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B2 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.)

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B3 Certificate
                                    Principal Balance:
Class B3                              $2,004,131.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBQ7
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B3 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-6, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

          No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:____________________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

____________________________________________________________________

____________________________________________________________________
            (Please print or typewrite name and address
               including postal zip code of assignee)


____________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_____________________________________________________________________
_____________________________________________________________________
_____________________________________________________________________

Dated:______________________




_____________________________________
Signature by or on behalf of assignor




_____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated
__________________________________   ____________________________
                                                       (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.


TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the

Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.

Dated
____________________________    __________________________________
                                                       (Signature)


TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
_________________________       ________________________________
                                                      (Signature)

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.)

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B4 Certificate
                                    Principal Balance:
Class B4                              $601,239.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBR5
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B4 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF DISTRIBUTION TO
CERTAIN CLASSES OF THE CERTIFICATES AS SET FORTH HEREIN AND IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.)

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.


     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.




No. R-                              Initial Class B5 Certificate
                                    Principal Balance:
Class B5                              $1,402,897.05

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBS3
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class B5 Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

TRANSFER OF THIS CERTIFICATE IS RESTRICTED AS PROVIDED IN SECTION
5.02 OF THE AGREEMENT.

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY AS SET FORTH IN THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE TRUSTEE TO THE EFFECT THAT IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE
SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR SUCH DISQUALIFIED ORGANIZATION, OR AN ENTITY THAT HOLDS REMIC RESIDUAL SECURITIES AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITIES THROUGH BOOK-ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK-ENTRY NOMINEE") AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR BOOK-ENTRY NOMINEES.

THE HOLDER OF THIS CLASS R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE IRREVOCABLY APPOINTED THE COMPANY AS ITS AGENT AND ATTORNEY-IN-FACT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, WITH RESPECT TO THE TRUST FUND.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.

     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class R Certificate
                                    Principal Balance:
Class R                               $100.00

Certificate Interest                Initial Certificate Principal
Rate per annum: 7.50%               Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP:  36157RBK0
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class R Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-6, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption")
applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate

Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

________________________________________________________________________

________________________________________________________________________

             (Please print or typewrite name and address
               including postal zip code of assignee)


________________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________
________________________________________________________________________
________________________________________________________________________

Dated:__________________




_____________________________________
Signature by or on behalf of assignor




______________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL IN RESPECT OF THIS CERTIFICATE IS DISTRIBUTABLE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE
MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE
DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE
INTERNAL REVENUE CODE OF 1986, AS AMENDED.)



     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6

          evidencing a beneficial ownership interest in a
          trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                 GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class PO Certificate
                                       Principal Balance:
Class PO                                  $418,340.32

Certificate Interest                Initial Certificate Principal
  Rate per annum:                      Balance of this Certificate:
non-interest bearing                      $

Cut-off Date:
June 1, 1997

First Distribution Date:            CUSIP: 36157RBL8
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Certificate Principal Balance of this Certificate by the aggregate initial Certificate Principal Balance of all Class PO Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-6, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the
"Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or
Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class M, Class B1, Class B2, Class B3, Class B4 or Class B5 Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           No transfer of any Class R Certificate shall be made to any Person unless the Trustee has received a certificate from such transferee to the effect that, among other things, such transferee (x) is not an employee benefit plan subject to ERISA or a Plan or a Person that is using the assets of a Plan to acquire any such Class R Certificate or (y) is an insurance company investing assets of its general account and the Exemption applies to such transferee's acquisition and holding of any such Class R Certificate.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

           The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate

Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                          STATE STREET BANK AND TRUST
                          COMPANY, not in its individual
                          capacity but solely as Trustee




(SEAL)
                          By:___________________________
                          Name:
                          Title:



Countersigned:


By_________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee


Dated:___________________

                            ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security
   or other identifying number of assignee

___________________________________________________________________

___________________________________________________________________
            (Please print or typewrite name and address
              including postal zip code of assignee)


___________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:

_________________________________________________________________
_________________________________________________________________
_________________________________________________________________


Dated:_______________________




_____________________________________
Signature by or on behalf of assignor




_____________________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

PRINCIPAL WILL NOT BE DISTRIBUTABLE IN RESPECT OF THIS CERTIFICATE. INTEREST IS CALCULATED ON THIS CERTIFICATE BASED ON THE CLASS S NOTIONAL PRINCIPAL BALANCE, WHICH, AS OF ANY DISTRIBUTION DATE, IS EQUAL TO THE POOL SCHEDULED PRINCIPAL BALANCE AS SET FORTH IN THE AGREEMENT (AS DEFINED HEREIN). CONSEQUENTLY, THE NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL NOTIONAL PRINCIPAL BALANCE OF THIS CERTIFICATE AS SET FORTH HEREON. THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF GE CAPITAL MORTGAGE SERVICES, INC. OR THE TRUSTEE (AS DEFINED HEREIN).

[THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.]1

[THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES ("BLUE SKY LAWS"), AND SUCH CERTIFICATE MAY NOT BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (C) TO AN INSTITUTIONAL ACCREDITED INVESTOR AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT, IN EACH CASE IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH ANY APPLICABLE BLUE SKY LAWS. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 FOR RESALES OF THIS CERTIFICATE.]2

THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" ("REMIC") (AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(1) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED).
--------
1 To be included in Class S Certificate issued to the Company.
2 To be included only in Class S Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY DISQUALIFIED ORGANIZATION, BOOK-ENTRY NOMINEE OR NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN THE AGREEMENT OR TO ANY EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED ("SECTION 4975") (A "PLAN") OR A PERSON THAT IS USING THE ASSETS OF A PLAN TO ACQUIRE THIS CERTIFICATE, EXCEPT AS DESCRIBED HEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN OTHER RESTRICTIONS AS SET FORTH HEREIN.



     REMIC MULTI-CLASS PASS-THROUGH CERTIFICATE, SERIES 1997-6


          evidencing a beneficial ownership interest in a
         trust fund which consists primarily of a pool of
           conventional, fixed rate, one- to four-family
                mortgage loans sold and serviced by


                GE CAPITAL MORTGAGE SERVICES, INC.


No. R-                              Initial Class S Notional
                                    Principal Balance:
Class S                               $381,577,718.88

Certificate Interest                Initial Notional Principal
  Rate per annum: variable          Balance of this Certificate:
                                      $
Cut-off Date:
June 1, 1997

First Distribution Date:
July 25, 1997

THIS CERTIFIES THAT



is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the initial Notional Principal Balance of this Certificate by the aggregate initial Notional Principal Balance of all Class S Certificates, both as specified above) in certain distributions with respect to the Trust Fund, consisting primarily of a pool (the "Pool") of conventional, fixed rate, one- to four-family mortgage loans (the "Mortgage Loans"), sold and serviced by GE Capital Mortgage Services, Inc., a corporation organized and existing under the laws of the State of New Jersey (the "Company"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between the Company and State Street Bank and Trust Company, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below. To the extent not defined herein, the terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

           The Agreement requires the distribution on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing in July 1997, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"), of an amount equal to the product of the Percentage Interest evidenced by this Certificate and the aggregate amount required to be distributed to Holders of Certificates of the same Class as this Certificate pursuant to the Agreement.

           Distributions on this Certificate will be made by the Trustee by check or money order mailed to the Person entitled thereto at the address appearing in the Certificate Register or, upon written request by the Certificateholder, by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Trustee in New York, New York.

           This Certificate is one of a duly authorized issue of Certificates designated as REMIC Multi-Class Pass-Through Certificates, Series 1997-6, issued in twenty-seven Classes (Class A1, Class A2, Class A3, Class A4, Class A5, Class A6, Class A7, Class A8, Class A9, Class A10, Class A11, Class A12, Class A13, Class A14, Class A15, Class A16, Class A17, Class A18, Class R, Class PO, Class M, Class B1, Class B2, Class B3, Class B4, Class B5 and Class S, herein called the "Certificates").

           The Certificates are limited in right of payment to certain payments on and collections in respect of the Mortgage Loans, all as more specifically set forth in the Agreement. The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee in its individual capacity is not personally liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

           As provided in the Agreement and with certain exceptions therein provided, certain losses on the Mortgage Loans resulting from defaults by Mortgagors will be borne by the Holders of the Class M, Class B1, Class B2, Class B3, Class B4 and Class B5 Certificates before such losses will be borne by the Holders of the other Classes of the Certificates.

           This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

           The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Certificateholders under the Agreement at any time by the Company and the Trustee with the consent of the Holders of Certificates evidencing not less than 66% of all the Voting Rights as defined in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

           No transfer of any Class S Certificate which is in the form of a Definitive Certificate shall be made to any Person unless the Trustee has received (i) a certificate from such transferee to the effect that such transferee (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to
Section 4975 of the Internal Revenue Code of 1986, as amended ("Section 4975") (a "Plan") or a Person that is using the assets of a Plan to acquire such Certificate or (y) is an insurance company investing assets of its general account and the exemption provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption") applies to such transferee's acquisition and holding of such Certificate, or (ii) an opinion of counsel satisfactory to the Trustee, which opinion shall not be an expense of the Trustee or the Company, to the effect that the purchase and holding of such Certificate will not constitute or result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement; provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of a change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of a Class S Certificate by a Plan or a Person that is purchasing or holding such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975.

           As provided in the Agreement, and subject to certain limitations therein set forth, the transfer of this Certificate is registerable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in the city in which the Corporate Trust Office of the Trustee is located or in the City of New York, accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee, and the

Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees. The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class of authorized denominations evidencing the same aggregate Percentage Interest as requested by the Holder surrendering the same.

           No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

           The Trustee and the Certificate Registrar and any agent of the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

           The obligations and responsibilities created by the Agreement, and the Trust Fund created thereby shall terminate upon payment to the Certificateholders, or provision therefor, in accordance with the Agreement following the earlier of (a) the repurchase by the Company of all Mortgage Loans and all property acquired in respect of any Mortgage Loan remaining in the Trust Fund at a price equal to the sum of (x) 100% of the unpaid principal balance of each Mortgage Loan (other than a Mortgage Loan described in clause (y)) plus accrued and unpaid interest thereon at the rate provided for in the Agreement (less any amounts representing previously unreimbursed Monthly Advances) and (y) the appraised value of any property acquired in respect of a Mortgage Loan determined as provided in the Agreement, and
(b) the later of the final payment or other liquidation (or any Monthly Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all property acquired upon foreclosure or by deed in lieu of foreclosure of any Mortgage Loan. The right of the Company to repurchase all the Mortgage Loans and property in respect of Mortgage Loans is subject to the Pool Scheduled Principal Balance at the time of repurchase being less than 10 percent of the Pool Scheduled Principal Balance as of the Cut-off Date. The Company's exercise of such right will result in early retirement of the Certificates.

           Unless this Certificate has been countersigned by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

           IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

                               STATE STREET BANK AND TRUST
                               COMPANY, not in its individual
                               capacity but solely as Trustee


(SEAL)                         By:___________________________
                                  Name:
                                  Title:


Countersigned:


By_________________________________
Authorized Signatory of
STATE STREET BANK AND TRUST COMPANY,
not in its individual capacity but
solely as Trustee

Dated:____________________________

                             ASSIGNMENT

           FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

Please insert social security or other identifying number of assignee

_______________________________________________________________________

_______________________________________________________________________
  (Please print or typewrite name and address including postal zip code of assignee)


_______________________________________________________________________
this Certificate evidencing a Percentage Interest in certain distributions with respect to the Trust Fund and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of said Trust Fund.

           I (we) further direct the Certificate Registrar to
issue a new Certificate of like Class and Percentage Interest, to the above named assignee and deliver such Certificate to the following address:
_______________________________________________________________________
_______________________________________________________________________
_______________________________________________________________________


Dated:__________________________


_____________________________________
Signature by or on behalf of assignor


_______________________
*Signature Guaranteed*

*The signature hereon must be guaranteed by a bank, trust company or broker of the signatory who is a member of a signature guarantee medallion program.

           [In connection with any transfer of this Certificate, the undersigned registered holder hereof confirms that without utilizing any general solicitation or general advertising:

(Check One) -

           |_| (a) This Certificate is being transferred by the undersigned to a person whom the undersigned reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

           |_| (b) This Certificate is being transferred by the undersigned to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2),
                     (3) or (7) of Regulation D under the
                     Securities Act of 1933, as amended) and that the undersigned has been advised by the prospective purchaser that it intends to hold this Certificate for investment and not for distribution or resale.


Dated
___________________________    ________________________________
                                                     (Signature)


If none of the foregoing boxes is checked, the Trustee shall not be obligated to register this Certificate in the name of any person other than the registered holder thereof unless and until the conditions to any such transfer of registration set forth herein, and in the Pooling and Servicing Agreement have been satisfied.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended) and acknowledges that it has received such information as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the registered holder is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A, and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.


Dated
___________________________  _________________________________
                                                   (Signature)

TO BE COMPLETED BY PURCHASER IF (b) ABOVE IS CHECKED:

           The undersigned represents and warrants that (i) it is an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended), and (ii) the undersigned (x) is not an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, and is not using the assets of any such employee benefit or other plan to acquire this Certificate or (y) is an insurance company investing assets of its general account and the exemptions provided by
Section III(a) of Department of Labor Prohibited Transaction Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995), apply to the acquisition and holding by the undersigned of this Certificate.

Dated
_________________________   ____________________________________
                                                   (Signature)]3


----------------
3 To be included only in Class S Certificate issued upon resale by the Company, unless such Certificate has been registered under the Act.

                             EXHIBIT B

                    PRINCIPAL BALANCE SCHEDULES



                               PAC BALANCES TABLE


                                      PAC Balances
                     -----------------------------------------------
Distribution Date      Class A5         Class A9         Class A15
------------------   -------------    -------------    -------------

Initial Balance...   $6,001,105.00    $3,680,965.00    $8,802,874.00
July 1997.........    6,001,105.00     3,680,965.00     8,802,874.00
August 1997.......    6,001,105.00     3,680,965.00     8,802,874.00
September 1997....    6,001,105.00     3,680,965.00     8,802,874.00
October 1997......    6,001,105.00     3,680,965.00     8,802,874.00
November 1997.....    6,001,105.00     3,680,965.00     8,802,874.00
December 1997.....    6,001,105.00     3,680,965.00     8,802,874.00
January 1998......    6,001,105.00     3,680,965.00     8,802,874.00
February 1998.....    6,001,105.00     3,680,965.00     8,802,874.00
March 1998........    6,001,105.00     3,680,965.00     8,802,874.00
April 1998........    6,001,105.00     3,680,965.00     8,802,874.00
May 1998..........    6,001,105.00     3,680,965.00     8,802,874.00
June 1998.........    6,001,105.00     3,680,965.00     8,802,874.00
July 1998.........    6,001,105.00     3,680,965.00     8,802,874.00
August 1998.......    6,001,105.00     3,680,965.00     8,802,874.00
September 1998....    6,001,105.00     3,680,965.00     8,802,874.00
October 1998......    6,001,105.00     3,680,965.00     8,802,874.00
November 1998.....    5,714,327.83     3,570,198.13     8,802,874.00
December 1998.....    5,414,681.87     3,454,665.77     8,802,874.00
January 1999......    5,102,300.74     3,334,416.78     8,802,874.00
February 1999.....    4,777,324.63     3,209,502.44     8,802,874.00
March 1999........    4,439,900.28     3,079,976.40     8,802,874.00
April 1999........    4,090,180.78     2,945,894.69     8,802,874.00
May 1999..........    3,728,325.54     2,807,315.62     8,802,874.00
June 1999.........    3,354,500.17     2,664,299.79     8,802,874.00
July 1999.........    2,968,876.32     2,516,910.04     8,802,874.00
August 1999.......    2,571,631.59     2,365,211.37     8,802,874.00
September 1999....    2,162,949.41     2,209,270.91     8,802,874.00
October 1999......    1,743,639.99     2,049,386.15     8,802,874.00
November 1999.....    1,313,887.70     1,885,624.58     8,802,874.00
December 1999.....      886,470.71     1,722,681.66     8,802,874.00
January 2000......      461,378.37     1,560,553.20     8,802,874.00
February 2000.....       38,600.08     1,399,235.05     8,802,874.00
March 2000........            0.00     1,238,723.07     8,420,999.31
April 2000........            0.00     1,079,013.14     8,002,817.60
May 2000..........            0.00       920,101.15     7,586,918.54

                                      PAC Balances
                     -----------------------------------------------
Distribution Date      Class A5         Class A9         Class A15
------------------   -------------    -------------    -------------
June 2000.........            0.00       761,983.04     7,173,291.81
July 2000.........   $        0.00    $  604,654.75    $6,761,927.13
August 2000.......            0.00       448,112.24     6,352,814.29
September 2000....            0.00       292,351.52     5,945,943.14
October 2000......            0.00       137,368.58     5,541,303.61
November 2000.....            0.00             0.00     5,138,885.66
December 2000.....            0.00             0.00     4,738,679.34
January 2001......            0.00             0.00     4,340,674.76
February 2001.....            0.00             0.00     3,944,862.07
March 2001........            0.00             0.00     3,551,231.51
April 2001........            0.00             0.00     3,159,773.36
May 2001..........            0.00             0.00     2,770,477.97
June 2001.........            0.00             0.00     2,383,335.75
July 2001.........            0.00             0.00     1,998,337.16
August 2001.......            0.00             0.00     1,615,472.75
September 2001....            0.00             0.00     1,234,733.10
October 2001......            0.00             0.00       856,108.86
November 2001.....            0.00             0.00       479,590.73
December 2001.....            0.00             0.00       105,169.50
January 2002......            0.00             0.00             0.00

                        TAC BALANCES TABLE


                               TAC Balances
                     --------------------------------
Distribution Date       Class A6         Class A10
------------------   --------------    --------------

Initial Balance...   $40,626,021.00    $10,641,961.00
July 1997.........    40,520,891.35     10,597,765.00
August 1997.......    40,383,198.55     10,541,303.05
September 1997....    40,212,969.56     10,472,585.08
October 1997......    40,010,271.81     10,391,636.20
November 1997.....    39,775,213.46     10,298,496.84
December 1997.....    39,507,943.44     10,193,222.72
January 1998......    39,208,651.56     10,075,884.93
February 1998.....    38,877,568.39      9,946,569.88
March 1998........    38,514,965.16      9,805,379.25
April 1998........    38,121,153.57      9,652,429.91
May 1998..........    37,696,485.40      9,487,853.82
June 1998.........    37,241,352.21      9,311,797.84
July 1998.........    36,756,184.81      9,124,423.61
August 1998.......    36,241,452.70      8,925,907.28
September 1998....    35,697,663.44      8,716,439.33
October 1998......    35,125,361.92      8,496,224.22
November 1998.....    34,797,939.20      8,373,210.10
December 1998.....    34,455,444.64      8,244,533.42
January 1999......    34,098,402.80      8,110,391.27
February 1999.....    33,727,365.54      7,970,990.99
March 1999........    33,342,911.00      7,826,549.79
April 1999........    32,945,642.53      7,677,294.35
May 1999..........    32,536,187.44      7,523,460.35
June 1999.........    32,115,195.84      7,365,292.05
July 1999.........    31,683,339.34      7,203,041.76
August 1999.......    31,241,309.66      7,036,969.38
September 1999....    30,789,817.28      6,867,341.83
October 1999......    30,330,405.52      6,694,738.95
November 1999.....    29,863,774.45      6,519,423.75
December 1999.....    29,407,133.77      6,347,861.99
January 2000......    28,960,333.12      6,179,997.18
February 2000.....    28,523,224.23      6,015,773.62
March 2000........    28,095,660.85      5,855,136.35
April 2000........    27,677,498.80      5,698,031.21
May 2000..........    27,268,595.87      5,544,404.77
June 2000.........    26,868,811.82      5,394,204.34
July 2000.........    26,478,008.37      5,247,377.97
August 2000.......    26,096,049.15      5,103,874.42

                               TAC Balances
                     --------------------------------
Distribution Date       Class A6         Class A10
------------------   --------------    --------------
September 2000....   $25,722,799.70    $ 4,963,643.18
October 2000......    25,358,127.39      4,826,634.41
November 2000.....    25,001,901.47      4,676,420.18
December 2000.....    24,653,993.00      4,396,477.33
January 2001......    24,314,274.81      4,120,356.55
February 2001.....    23,982,621.54      3,848,006.94
March 2001........    23,658,909.54      3,579,378.27
April 2001........    23,343,016.89      3,314,420.98
May 2001..........    23,034,823.39      3,053,086.16
June 2001.........    22,734,210.49      2,795,325.56
July 2001.........    22,441,061.31      2,541,091.55
August 2001.......    22,155,260.59      2,290,337.16
September 2001....    21,876,694.69      2,043,016.04
October 2001......    21,605,251.54      1,799,082.43
November 2001.....    21,340,820.67      1,558,491.20
December 2001.....    21,083,293.11      1,321,197.82
January 2002......    20,578,409.68      1,087,158.34
February 2002.....    19,982,146.39        856,329.41
March 2002........    19,394,437.40        628,668.24
April 2002........    18,815,171.18        404,132.61
May 2002..........    18,244,237.71        182,680.88
June 2002.........    17,681,528.43              0.00
July 2002.........    17,210,214.67              0.00
August 2002.......    16,746,408.33              0.00
September 2002....    16,290,005.73              0.00
October 2002......    15,840,904.60              0.00
November 2002.....    15,399,004.03              0.00
December 2002.....    14,964,204.48              0.00
January 2003......    14,536,407.73              0.00
February 2003.....    14,115,516.88              0.00
March 2003........    13,701,436.34              0.00
April 2003........    13,294,071.81              0.00
May 2003..........    12,893,330.23              0.00
June 2003.........    12,499,119.82              0.00
July 2003.........    12,137,474.74              0.00
August 2003.......    11,781,879.99              0.00
September 2003....    11,432,249.32              0.00
October 2003......    11,088,497.66              0.00
November 2003.....    10,750,541.10              0.00
December 2003.....    10,418,296.87              0.00
January 2004......    10,091,683.31              0.00
February 2004.....     9,770,619.90              0.00
March 2004........     9,455,027.20              0.00
April 2004........     9,144,826.85              0.00
May 2004..........     8,839,941.55              0.00
June 2004.........     8,540,295.09              0.00
July 2004.........     8,294,147.00              0.00
August 2004.......     8,052,329.79              0.00
September 2004....     7,814,777.86              0.00
October 2004......     7,581,426.51              0.00
November 2004.....     7,352,211.98              0.00
December 2004.....     7,127,071.40              0.00

                               TAC Balances
                     --------------------------------
Distribution Date       Class A6         Class A10
------------------   --------------    --------------
January 2005......   $ 6,905,942.81    $         0.00
February 2005.....     6,688,765.11              0.00
March 2005........     6,475,478.07              0.00
April 2005........     6,266,022.34              0.00
May 2005..........     6,060,339.37              0.00
June 2005.........     5,858,371.50              0.00
July 2005.........     5,703,312.14              0.00
August 2005.......     5,550,937.62              0.00
September 2005....     5,401,205.87              0.00
October 2005......     5,254,075.47              0.00
November 2005.....     5,109,505.58              0.00
December 2005.....     4,967,455.99              0.00
January 2006......     4,827,887.07              0.00
February 2006.....     4,690,759.80              0.00
March 2006........     4,556,035.70              0.00
April 2006........     4,423,676.90              0.00
May 2006..........     4,293,646.07              0.00
June 2006.........     4,165,906.44              0.00
July 2006.........     4,077,846.45              0.00
August 2006.......     3,991,004.46              0.00
September 2006....     3,905,364.05              0.00
October 2006......     3,820,909.02              0.00
November 2006.....     3,737,623.41              0.00
December 2006.....     3,655,491.44              0.00
January 2007......     3,574,497.55              0.00
February 2007.....     3,494,626.40              0.00
March 2007........     3,415,862.84              0.00
April 2007........     3,338,191.93              0.00
May 2007..........     3,261,598.93              0.00
June 2007.........     3,186,069.28              0.00
July 2007.........     3,111,588.63              0.00
August 2007.......     3,038,142.83              0.00
September 2007....     2,965,717.89              0.00
October 2007......     2,894,300.03              0.00
November 2007.....     2,823,875.64              0.00
December 2007.....     2,754,431.31              0.00
January 2008......     2,685,953.78              0.00
February 2008.....     2,618,429.99              0.00
March 2008........     2,551,847.06              0.00
April 2008........     2,486,192.25              0.00
May 2008..........     2,421,453.01              0.00
June 2008.........     2,357,616.97              0.00
July 2008.........     2,294,671.90              0.00
August 2008.......     2,232,605.74              0.00
September 2008....     2,171,406.61              0.00
October 2008......     2,111,062.76              0.00
November 2008.....     2,051,562.62              0.00
December 2008.....     1,992,894.76              0.00
January 2009......     1,935,047.90              0.00
February 2009.....     1,878,010.93              0.00
March 2009........     1,821,772.87              0.00
April 2009........     1,766,322.89              0.00

                               TAC Balances
                     --------------------------------
Distribution Date       Class A6         Class A10
------------------   --------------    --------------
May 2009..........   $ 1,711,650.32    $         0.00
June 2009.........     1,657,744.60              0.00
July 2009.........     1,604,595.34              0.00
August 2009.......     1,552,192.28              0.00
September 2009....     1,500,525.30              0.00
October 2009......     1,449,584.40              0.00
November 2009.....     1,399,359.74              0.00
December 2009.....     1,349,841.58              0.00
January 2010......     1,301,020.34              0.00
February 2010.....     1,252,886.54              0.00
March 2010........     1,205,430.86              0.00
April 2010........     1,158,644.07              0.00
May 2010..........     1,112,517.09              0.00
June 2010.........     1,067,040.95              0.00
July 2010.........     1,022,206.79              0.00
August 2010.......       978,005.89              0.00
September 2010....       934,429.62              0.00
October 2010......       891,469.50              0.00
November 2010.....       849,117.13              0.00
December 2010.....       807,364.25              0.00
January 2011......       766,202.69              0.00
February 2011.....       725,624.39              0.00
March 2011........       685,621.41              0.00
April 2011........       646,185.91              0.00
May 2011..........       607,310.16              0.00
June 2011.........       568,986.52              0.00
July 2011.........       531,207.47              0.00
August 2011.......       493,965.58              0.00
September 2011....       457,253.51              0.00
October 2011......       421,064.05              0.00
November 2011.....       385,390.05              0.00
December 2011.....       350,224.47              0.00
January 2012......       315,560.38              0.00
February 2012.....       281,390.92              0.00
March 2012........       247,709.34              0.00
April 2012........       214,508.96              0.00
May 2012..........       181,783.20              0.00
June 2012.........       149,525.58              0.00
July 2012.........       117,729.69              0.00
August 2012.......        86,389.21              0.00
September 2012....        55,497.92              0.00
October 2012......        25,049.65              0.00
November 2012.....             0.00              0.00

                             EXHIBIT C

                          MORTGAGE LOANS


           [Each Mortgage Loan shall be identified by loan number, address of the Mortgaged Property and name of the Mortgagor. The following details shall be set forth as to each Mortgage Loan: (i) the principal balance at the time of its origination, (ii) the Scheduled Principal Balance as of the Cut-off Date, (iii) the interest rate borne by the Mortgage Note,
(iv) the scheduled monthly level payment of principal and interest, (v) the loan-to-value ratio, (vi) the maturity date of the Mortgage Note and (vii) the Servicing Fee Rate for such Mortgage Loan.]


1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:            1
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0006099675     MORTGAGORS: WATANABE             YOSHIO
                               WATANABE             MICHIYO
    REGION CODE    ADDRESS   : 147 CRONIN DRIVE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,531.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,688.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      6.87500  MATURITY DATE     :   11/01/23
    CURRENT INT RATE:      6.87500  PRODUCT CODE      :   002
    LTV :                 79.81300
    --------------------------------------------------------------------
0   0006506380     MORTGAGORS: MOORE                RICHARD
                               MOORE                JANE
    REGION CODE    ADDRESS   : 678 VIA DE LA VALLE
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92075
    MORTGAGE AMOUNT :   521,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    501,111.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,554.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   11/01/23
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 74.42800
    --------------------------------------------------------------------
0   0006731533     MORTGAGORS: SPIEZIO              VINCENT
                               SPIEZIO              JOYCE
    REGION CODE    ADDRESS   : 6 HLUCHY ROAD
        01         CITY      :    UPPER FREEHOLD TOWNSHIP
                   STATE/ZIP : NJ  08691
    MORTGAGE AMOUNT :   255,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,244.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,850.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   02/01/24
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 69.99800
    --------------------------------------------------------------------
0   0006829410     MORTGAGORS: POWELL               DAN
                               POWELL               DIANA
    REGION CODE    ADDRESS   : 14007 S.E. 28TH STREET
        01         CITY      :    VANCOUVER
                   STATE/ZIP : WA  98684
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,414.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,807.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.25000  MATURITY DATE     :   01/01/24
    CURRENT INT RATE:      7.25000  PRODUCT CODE      :   002
    LTV :                 40.76923
    --------------------------------------------------------------------
0   0007347826     MORTGAGORS: BAILEY               SUSAN
                               POZORSKI             MARK
    REGION CODE    ADDRESS   : 23427 WEST COPACABANA STREET
        01         CITY      :    MALIBU
                   STATE/ZIP : CA  90265
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,276.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,364.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   01/01/26
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,762,250.00
                               P & I AMT:     12,265.29
                               UPB AMT:   1,708,578.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:            2
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   ------------------------------------------------------------
0   0007509136     MORTGAGORS: RODRIGUEZ            YOLANDA
                               RODRIGUEZ            HIRAM
    REGION CODE    ADDRESS   : 1824 BOYD COURT
        00         CITY      :    CARROLLTON
                   STATE/ZIP : TX  75008
    MORTGAGE AMOUNT :   127,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    127,722.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       982.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 93.13070
    --------------------------------------------------------------------
0   0007514011     MORTGAGORS: GOLDMAN              MARIA
                               GOLDMAN              BERNARD
    REGION CODE    ADDRESS   : 66 OLD EAST NECK ROAD
        00         CITY      :    MELVILLE
                   STATE/ZIP : NY  11783
    MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0007538523     MORTGAGORS: VICKERS              DONNA

    REGION CODE    ADDRESS   : 1957 WEST 80TH STREET
        00         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90047
    MORTGAGE AMOUNT :    89,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :     89,728.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       667.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 67.55639
    --------------------------------------------------------------------
0   0007540198     MORTGAGORS: DORR                 DOUGLAS
                               DORR                 KRISTEN
    REGION CODE    ADDRESS   : 5072 DAUBE DRIVE
        00         CITY      :    PITTSBURGH
                   STATE/ZIP : PA  15236
    MORTGAGE AMOUNT :    87,875.00  OPTION TO CONVERT :
    UNPAID BALANCE :     87,814.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       637.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0007542590     MORTGAGORS: JACKSON              DANIEL

    REGION CODE    ADDRESS   : 947 FERN DRIVE
        00         CITY      :    DEL RAY BEACH
                   STATE/ZIP : FL  33483
    MORTGAGE AMOUNT :   412,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    412,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,059.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     956,025.00
                               P & I AMT:      7,137.85
                               UPB AMT:     955,765.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:            3
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0007549272     MORTGAGORS: MARTIN               MELVIN
                               MARTIN               ANN
    REGION CODE    ADDRESS   : 2845 CORVO PLACE
        00         CITY      :    CITY OF COSTA MESA
                   STATE/ZIP : CA  92626
    MORTGAGE AMOUNT :   243,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0007555055     MORTGAGORS: ZERWAS               JOHN
                               ZERWAS               CYNTHIA
    REGION CODE    ADDRESS   : 6702 RIVA RIDGE DRIVE
        00         CITY      :    RICHMOND
                   STATE/ZIP : TX  77469
    MORTGAGE AMOUNT :   382,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,805.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 58.81538
    --------------------------------------------------------------------
0   0007555147     MORTGAGORS: COOKE-SAMPSON        ESTELLE
                               SAMPSON              ROBERT
    REGION CODE    ADDRESS   : 2659 WOODLEY ROAD NORTH WEST
        00         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20008
    MORTGAGE AMOUNT :   381,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,830.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.07353
    --------------------------------------------------------------------
0   0007556772     MORTGAGORS: ALLEN                CONNIE

    REGION CODE    ADDRESS   : 6013 TOOMBS STREET
        00         CITY      :    LULA
                   STATE/ZIP : GA  30554
    MORTGAGE AMOUNT :    30,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     29,959.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       220.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 41.09589
    --------------------------------------------------------------------
0   0007560097     MORTGAGORS: SPURLING             DAVID
                               SPURLING             CYNTHIA
    REGION CODE    ADDRESS   : 21610 JULIE LANE
        00         CITY      :    TOMBALL
                   STATE/ZIP : TX  77375
    MORTGAGE AMOUNT :    49,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :     49,466.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       363.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 59.63855
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,086,750.00
                               P & I AMT:      7,965.20
                               UPB AMT:   1,086,676.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:            4
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0007565450     MORTGAGORS: HOLMES               ROBERT

    REGION CODE    ADDRESS   : 12708 WATER FOWL WAY
        00         CITY      :    UPPER MARLBORO
                   STATE/ZIP : MD  20772
    MORTGAGE AMOUNT :   253,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0007566433     MORTGAGORS: KNOTT                JAY

    REGION CODE    ADDRESS   : 1610 CRITTENDEN STREET NW
        00         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20011
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,607.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 87.71084
    --------------------------------------------------------------------
0   0007570104     MORTGAGORS: MORSE                ROBERT
                               ENDLICH              KIMBERLY
    REGION CODE    ADDRESS   : 306 TREE LINE DRIVE
        00         CITY      :    TOWNSHIP OF MONTGOMERY
                   STATE/ZIP : PA  19446
    MORTGAGE AMOUNT :   147,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    147,148.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,067.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0007571805     MORTGAGORS: GRAY                 HUGH
                               GRAY                 LINDA
    REGION CODE    ADDRESS   : 2 EAST 6TH STREET
        00         CITY      :    BARNEGAT LIGHT
                   STATE/ZIP : NJ  08006
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 87.71900
    --------------------------------------------------------------------
0   0007572308     MORTGAGORS: STAHL                BERNARD
                               STAHL                PAMELA
    REGION CODE    ADDRESS   : 13342 MOUNT HOOD DRIVE
        00         CITY      :    SANTA ANA
                   STATE/ZIP : CA  92705
    MORTGAGE AMOUNT :   308,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,291.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 77.15000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,323,450.00
                               P & I AMT:      9,706.00
                               UPB AMT:   1,323,348.66

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:            5
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0007572589     MORTGAGORS: WOLFSON              MARC
                               CABALLERO-WOLFSON    ZULEIDA
    REGION CODE    ADDRESS   : 8 CEDAR BROOK ROAD
        00         CITY      :    MONROE TOWNSHIP
                   STATE/ZIP : NJ  08512
    MORTGAGE AMOUNT :   241,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,042.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0007572779     MORTGAGORS: FLEMING              WILLIAM
                               FLEMING              SARAH
    REGION CODE    ADDRESS   : 7 MEADOWS COURT
        00         CITY      :    CHARLES TOWN
                   STATE/ZIP : WV  25414
    MORTGAGE AMOUNT :   137,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    136,908.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,005.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 93.83500
    --------------------------------------------------------------------
0   0007573058     MORTGAGORS: SPENCER              TERRY
                               UNDERWOOD            BONNIE
    REGION CODE    ADDRESS   : 6572 JARDINES DRIVE
        00         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92647
    MORTGAGE AMOUNT :   238,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,244.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,770.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0007575509     MORTGAGORS: BAUM                 JOHN
                               BAUM                 NANCY
    REGION CODE    ADDRESS   : 2562 QUIET PLACE DRIVE
        00         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94598
    MORTGAGE AMOUNT :   295,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,711.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 86.52046
    --------------------------------------------------------------------
0   0007575566     MORTGAGORS: BAGHDIKIAN           BAGHDASSAR
                               BAGHDIKIAN           CYNTHIA
    REGION CODE    ADDRESS   : 268 BEACH DRIVE
        00         CITY      :    SOUTH LAKE TAHOE
                   STATE/ZIP : CA  96150
    MORTGAGE AMOUNT :   562,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    562,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,225.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,475,000.00
                               P & I AMT:     11,015.17
                               UPB AMT:   1,474,405.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:            6
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0007575699     MORTGAGORS: SERVOSS              MARCUS
                               MCFARLAND            CAROLYN
    REGION CODE    ADDRESS   : 251 SOUTH GRAPE STREET
        00         CITY      :    DENVER
                   STATE/ZIP : CO  80222
    MORTGAGE AMOUNT :   248,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 62.05000
    --------------------------------------------------------------------
0   0007576374     MORTGAGORS: SCHMUGGE             MARK
                               SCHMUGGE             PAULA
    REGION CODE    ADDRESS   : 1743 W NIONA PLACE
        00         CITY      :    TUCSON
                   STATE/ZIP : AZ  85704
    MORTGAGE AMOUNT :   127,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    127,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,044.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/17
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.53125
    --------------------------------------------------------------------
0   0007580350     MORTGAGORS: SMITH                MARK
                               SMITH                MELANY
    REGION CODE    ADDRESS   : 1117 NOTLEY ROAD
        00         CITY      :    SILVER SPRINGS
                   STATE/ZIP : MD  20904
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,803.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0007581390     MORTGAGORS: DIEDRICH             DAVID
                               DIEDRICH             MARY
    REGION CODE    ADDRESS   : 52637 BLUE RIDGE DRIVE
        00         CITY      :    SHELBY TWP
                   STATE/ZIP : MI  48316
    MORTGAGE AMOUNT :   232,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0007584667     MORTGAGORS: COX                  JAMES
                               COX                  CATHERINE
    REGION CODE    ADDRESS   : 5195 PARKFORD CIRCLE
        00         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.46300
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,098,250.00
                               P & I AMT:      8,235.05
                               UPB AMT:   1,098,250.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:            7
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0007585367     MORTGAGORS: BERRITT              RICHARD
                               BERRITT              JOANNA
    REGION CODE    ADDRESS   : 7 SOUTH DRIVE
        00         CITY      :    HASTINGS ON HUDSON
                   STATE/ZIP : NY  10706
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,999.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0007585417     MORTGAGORS: COOKE                MICHAEL

    REGION CODE    ADDRESS   : 640 SAND TRAP DRIVE
        00         CITY      :    VILLAGE OF NORTHGREEN VIL
                   STATE/ZIP : NC  27804
    MORTGAGE AMOUNT :   222,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,671.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 93.68421
    --------------------------------------------------------------------
0   0007587637     MORTGAGORS: NGUYEN               MATTHEW
                               NGUYEN               KIMBERLY
    REGION CODE    ADDRESS   : 8525 PEACHTREE AVENUE
        00         CITY      :    NEWARK
                   STATE/ZIP : CA  94560
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0007588940     MORTGAGORS: REISS                MATTHEW
                               REISS                JENNIFER
    REGION CODE    ADDRESS   : 807 POINCIANA DRIVE
        00         CITY      :    FORT LAUDERDALE
                   STATE/ZIP : FL  33301
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 48.97900
    --------------------------------------------------------------------
0   0030562680     MORTGAGORS: ROSS                 KENNETH

    REGION CODE    ADDRESS   : 997 LIGHTHOUSE DRIVE
        01         CITY      :    COROLLA
                   STATE/ZIP : NC  27927
    MORTGAGE AMOUNT :   384,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,135.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,787.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 59.59600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,478,900.00
                               P & I AMT:     10,912.37
                               UPB AMT:   1,478,635.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:            8
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030589386     MORTGAGORS: CRAIGMILE            JEFFREY
                               CRAIGMILE            CHRISTINA
    REGION CODE    ADDRESS   : 9524 HEMPEL COVE BLVD
        01         CITY      :    WINDERMERE
                   STATE/ZIP : FL  34786
    MORTGAGE AMOUNT :   319,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,483.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.21836
    --------------------------------------------------------------------
0   0030623037     MORTGAGORS: SUMNEY               TODD
                               SUMNEY               KARI
    REGION CODE    ADDRESS   : 7454 EAST JOURNEY LANE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   299,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,959.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,304.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/26
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.98800
    --------------------------------------------------------------------
0   0030630800     MORTGAGORS: HOFFMAN              GEORGE
                               HOFFMAN              WILLETTE
    REGION CODE    ADDRESS   : 1 LARI LANE
        01         CITY      :    SHELTER ISLAND
                   STATE/ZIP : NY  11965
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,383.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 51.66600
    --------------------------------------------------------------------
0   0030656441     MORTGAGORS: JORDAN               JAMES
                               JORDAN               WILHELMENIA
    REGION CODE    ADDRESS   : 12506 WOODWALK TERRACE
        01         CITY      :    MITCHELLVILLE
                   STATE/ZIP : MD  20721
    MORTGAGE AMOUNT :   388,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,718.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,920.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   10/01/26
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.98967
    --------------------------------------------------------------------
0   0030667737     MORTGAGORS: MC NABOLA            ANTHONY
                               MC NABOLA            BREDA
    REGION CODE    ADDRESS   : 42 CHADWICK DRIVE
        01         CITY      :    DOVER
                   STATE/ZIP : DE  19901
    MORTGAGE AMOUNT :   253,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,946.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,946.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.77800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,570,750.00
                               P & I AMT:     12,037.45
                               UPB AMT:   1,566,874.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:            9
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030676548     MORTGAGORS: ORAZIETTI            LUCA
                               ORAZIETTI            KAREN
    REGION CODE    ADDRESS   : 51 CASALE DRIVE SOUTH
        01         CITY      :    WARREN
                   STATE/ZIP : NJ  07059
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 57.97100
    --------------------------------------------------------------------
0   0030697015     MORTGAGORS: INOCENCIO            GREGORIO
                               INOCENCIO            VIOLETA
    REGION CODE    ADDRESS   : 9612 PARK AVENUE
        01         CITY      :    LAUREL
                   STATE/ZIP : MD  20723
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 94.24700
    --------------------------------------------------------------------
0   0030703359     MORTGAGORS: MCGUIRE              RICHARD
                               COOK                 KATHERINE
    REGION CODE    ADDRESS   : 2924 ARGYLE DRIVE
        01         CITY      :    ALEXANDERIA
                   STATE/ZIP : VA  22305
    MORTGAGE AMOUNT :   326,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,103.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,566.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030705495     MORTGAGORS: KARSON               MICHAEL
                               KARSON               REVA
    REGION CODE    ADDRESS   : 4214 MICHENER RD
        01         CITY      :    DOYLESTOWN
                   STATE/ZIP : PA  18901
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.90400
    --------------------------------------------------------------------
0   0030710909     MORTGAGORS: BROWN                KENT
                               BROWN                DIANE
    REGION CODE    ADDRESS   : 224 COUNTRY CLUB ROAD
        01         CITY      :    SHALIMAR
                   STATE/ZIP : FL  32579
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,851.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,366,250.00
                               P & I AMT:     10,496.07
                               UPB AMT:   1,364,954.26

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           10
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030713804     MORTGAGORS: MORAVY               L
                               MORAVY               ELISABETH
    REGION CODE    ADDRESS   : 1302 A THE SEA CREST
        01         CITY      :    HILTON HEAD ISLAND
                   STATE/ZIP : SC  29928
    MORTGAGE AMOUNT :   259,021.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,663.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.94475
    --------------------------------------------------------------------
0   0030714927     MORTGAGORS: WEBB                 ROBERT
                               WEBB                 JANICE
    REGION CODE    ADDRESS   : 40405 HILL-IN-DALE ROAD
        01         CITY      :    STEAMBOAT SPRING
                   STATE/ZIP : CO  80477
    MORTGAGE AMOUNT :   251,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,247.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,865.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030720106     MORTGAGORS: PRUSKO               GERALDINE

    REGION CODE    ADDRESS   : 441 SCHOOLHOUSE LANE
        01         CITY      :    DEVON
                   STATE/ZIP : PA  19333
    MORTGAGE AMOUNT :   273,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,153.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030724306     MORTGAGORS: GILLESPIE            EUGENE
                               MITCHELL             WILLIAM
    REGION CODE    ADDRESS   : 3825 PEACHTREE DUNWOODY RD
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30342
    MORTGAGE AMOUNT :   332,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,293.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,527.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.35500
    --------------------------------------------------------------------
0   0030724884     MORTGAGORS: DARE                 DARLENE
                               PUN                  COLLEEN
    REGION CODE    ADDRESS   : 25378 GOLD HILLS DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   271,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,918.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,989.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.97300
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,387,621.00
                               P & I AMT:     10,413.70
                               UPB AMT:   1,385,871.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           11
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030728612     MORTGAGORS: CARTER               DELISA
                               CARTER               PATRICK
    REGION CODE    ADDRESS   : 15215 JOHNSTONE LANE
        01         CITY      :    BOWIE
                   STATE/ZIP : MD  20721
    MORTGAGE AMOUNT :   219,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,860.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,645.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.98400
    --------------------------------------------------------------------
0   0030732242     MORTGAGORS: ROONEY JR            DANIEL
                               ROONEY               CONSTANCE
    REGION CODE    ADDRESS   : 1097 TOWNE LAKE HILLS
        01         CITY      :    EAST WOODSTOCK
                   STATE/ZIP : GA  30189
    MORTGAGE AMOUNT :   261,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,664.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,874.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030732853     MORTGAGORS: LAYTON               GRANT
                               LAYTON               EILEEN
    REGION CODE    ADDRESS   : 3448 CAMINO ALEGRE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   295,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,169.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.98000
    --------------------------------------------------------------------
0   0030734594     MORTGAGORS: CARRUTH              GEORGE
                               CARRUTH              ANNE
    REGION CODE    ADDRESS   : 123 SEA TERN DR
        01         CITY      :    DUCK
                   STATE/ZIP : NC  27949
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,841.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,863.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.50000
    --------------------------------------------------------------------
0   0030735401     MORTGAGORS: GOMEZ                MARIA

    REGION CODE    ADDRESS   : 19 GREENVALE PLACE
        01         CITY      :    SCARSDALE, T/O EASTCHESTE
                   STATE/ZIP : NY  10538
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,570.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,967.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.83000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,289,200.00
                               P & I AMT:      9,519.19
                               UPB AMT:   1,286,537.62

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           12
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030735609     MORTGAGORS: HAGAN                DAVID
                               BERGEN               JANE
    REGION CODE    ADDRESS   : 28 CANTERBURY LANE
        01         CITY      :    WESTFIELD
                   STATE/ZIP : NJ  07090
    MORTGAGE AMOUNT :   427,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,227.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,211.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030736938     MORTGAGORS: DE SILVERIO          ROBERT
                               DE SILVERIO          JANE
    REGION CODE    ADDRESS   : 1409 STOCKTON ROAD
        01         CITY      :    MEADOWBROOK
                   STATE/ZIP : PA  19046
    MORTGAGE AMOUNT :   307,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,811.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,150.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030739106     MORTGAGORS: SONK                 JOSEPH
                               SONK                 LYNN
    REGION CODE    ADDRESS   : 605-607 16TH STREET UNIT 607
        01         CITY      :    OCEAN CITY
                   STATE/ZIP : NJ  08226
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,381.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,803.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030739460     MORTGAGORS: SCHLOETTER           JOHN
                               SCHLOETTER           PATRICE
    REGION CODE    ADDRESS   : 2 CHRISTENSEN LANE
        01         CITY      :    PETALUMA
                   STATE/ZIP : CA  94954
    MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,032.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,977.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 69.26315
    --------------------------------------------------------------------
0   0030741300     MORTGAGORS: LIBENGOOD            DAVID
                               LIBENGOOD            JAN
    REGION CODE    ADDRESS   : 11 VOSE LANE
        01         CITY      :    WALPOLE
                   STATE/ZIP : MA  02032
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,857.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.40098
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,468,200.00
                               P & I AMT:     10,890.31
                               UPB AMT:   1,466,309.16

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           13
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030742282     MORTGAGORS: PORTER               ANTHONY
                               PORTER               ANN
    REGION CODE    ADDRESS   : 19324 ERIN TREE COURT
        01         CITY      :    GAITHERSBURG
                   STATE/ZIP : MD  20879
    MORTGAGE AMOUNT :   279,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,099.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.97400
    --------------------------------------------------------------------
0   0030745483     MORTGAGORS: CURTIS               MALCOLM
                               CURTIS               JUDITH
    REGION CODE    ADDRESS   : 42810 CALLE MONTECELLO
        01         CITY      :    TEMECULA
                   STATE/ZIP : CA  92590
    MORTGAGE AMOUNT :   210,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    209,223.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,614.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030746796     MORTGAGORS: FARHA                GARY
                               STARR FARHA          SUSAN
    REGION CODE    ADDRESS   : 1435 FALLSMEAD WAY
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    364,556.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,806.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 83.90800
    --------------------------------------------------------------------
0   0030746812     MORTGAGORS: HARDCASTLE           THOMAS
                               HARDCASTLE           DAPHNE
    REGION CODE    ADDRESS   : 9017 LUPINE DEN DRIVE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   394,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    393,613.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,756.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99600
    --------------------------------------------------------------------
0   0030747869     MORTGAGORS: ANDERSON             BRUCE
                               ANDERSON             STACI
    REGION CODE    ADDRESS   : 16715 BAY CLUB DRIVE
        01         CITY      :    CLERMONT
                   STATE/ZIP : FL  34711
    MORTGAGE AMOUNT :   254,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,371.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,956.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 87.72413
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,503,000.00
                               P & I AMT:     11,232.73
                               UPB AMT:   1,496,164.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           14
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030749212     MORTGAGORS: GIBSON               KURT
                               GIBSON               KRISTIN
    REGION CODE    ADDRESS   : 109 DAVIS HILL ROAD
        01         CITY      :    WESTON
                   STATE/ZIP : CT  06883
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,073.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 61.90400
    --------------------------------------------------------------------
0   0030757231     MORTGAGORS: SMITH                RICHARD
                               SMITH                BONNIE
    REGION CODE    ADDRESS   : 3353 SPRUCE LANE
        01         CITY      :    GRAPEVINE
                   STATE/ZIP : TX  76051
    MORTGAGE AMOUNT :   265,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,693.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030759427     MORTGAGORS: HARBUS               MARC
                               HARBUS               DEBBIE
    REGION CODE    ADDRESS   : 7 PENNY LANE
        01         CITY      :    MONTEBELLO
                   STATE/ZIP : NY  10901
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,765.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,568.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.83900
    --------------------------------------------------------------------
0   0030761852     MORTGAGORS: STROUT               DONALD

    REGION CODE    ADDRESS   : 1006 RIVERVIEW DRIVE
        01         CITY      :    BRIELLE
                   STATE/ZIP : NJ  08730
    MORTGAGE AMOUNT :   236,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,706.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,796.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 85.00000
    --------------------------------------------------------------------
0   0030763965     MORTGAGORS: GRUBB                JOSEPH
                               GRUBB                SHEILA
    REGION CODE    ADDRESS   : 154 WOODED LANE
        01         CITY      :    VILLANOVA
                   STATE/ZIP : PA  19085
    MORTGAGE AMOUNT :   223,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,676.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,578.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 65.58800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,399,350.00
                               P & I AMT:     10,215.81
                               UPB AMT:   1,396,914.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           15
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030764393     MORTGAGORS: MARTIN               PAUL
                               MARTIN               LINDA
    REGION CODE    ADDRESS   : 600 SECOND STREET PIKE
        01         CITY      :    NORTHAMPTON TOWNSHIP
                   STATE/ZIP : PA  18966
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,653.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,360.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 70.25761
    --------------------------------------------------------------------
0   0030764831     MORTGAGORS: RILEY                DAVID

    REGION CODE    ADDRESS   : 123 COUNTRY CLUB DRIVE
        01         CITY      :    MOORESTOWN
                   STATE/ZIP : NJ  08057
    MORTGAGE AMOUNT :   413,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    412,708.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,958.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99395
    --------------------------------------------------------------------
0   0030765945     MORTGAGORS: DRANEY               WILLIAM

    REGION CODE    ADDRESS   : 10 CANTERBURY LANE
        01         CITY      :    CLINTON
                   STATE/ZIP : NJ  08809
    MORTGAGE AMOUNT :   294,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,883.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,108.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030766836     MORTGAGORS: FAIRCHILD            PAUL
                               FAIRCHILD            BRENDA
    REGION CODE    ADDRESS   : 18 HIGHVIEW ROAD
        01         CITY      :    DOWNINGTOWN
                   STATE/ZIP : PA  19335
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,791.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,038.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030768956     MORTGAGORS: GHIGLIERI            ROBERT
                               GHIGLIERI            PATRICIA
    REGION CODE    ADDRESS   : 14494 DAVOS DRIVE
        01         CITY      :    TRUCKEE
                   STATE/ZIP : CA  96161
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,400.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,171.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.93670
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,591,300.00
                               P & I AMT:     11,637.69
                               UPB AMT:   1,589,436.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           16
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030769335     MORTGAGORS: SKELNIK              CHRISTOPHER

    REGION CODE    ADDRESS   : 5 N 625 ROCHEFORT LANE
        01         CITY      :    WAYNE
                   STATE/ZIP : IL  60184
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,700.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030769574     MORTGAGORS: HAILS                KELLEY
                               HAILS                EDWARD
    REGION CODE    ADDRESS   : 16 DEER MEADOW ROAD
        01         CITY      :    DURHAM
                   STATE/ZIP : NH  03824
    MORTGAGE AMOUNT :   603,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    602,473.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,270.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 77.35200
    --------------------------------------------------------------------
0   0030771356     MORTGAGORS: ORZA                 GEORGE
                               ORZA                 SYLVIA
    REGION CODE    ADDRESS   : 1904 ROCKPORT WAY
        01         CITY      :    EDMOND
                   STATE/ZIP : OK  73013
    MORTGAGE AMOUNT :   350,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,408.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,599.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030771646     MORTGAGORS: SIMONSEN             PETER
                               SIMONSEN             KRISTI
    REGION CODE    ADDRESS   : 10091 BRIDGEWATER BAY
        01         CITY      :    WOODBURY
                   STATE/ZIP : MN  55125
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,660.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,849.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.60100
    --------------------------------------------------------------------
0   0030771760     MORTGAGORS: MEEHAN               ALAN
                               MEEHAN               REBECCA
    REGION CODE    ADDRESS   : 9690 TOWERING OAKS CURVE
        01         CITY      :    PRIOR LAKE
                   STATE/ZIP : MN  55372
    MORTGAGE AMOUNT :   547,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    546,743.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,969.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,992,950.00
                               P & I AMT:     14,513.00
                               UPB AMT:   1,989,987.36

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           17
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030772156     MORTGAGORS: WRIGHT               DILLON
                               SIMPSON-WRIGHT       MAXIE
    REGION CODE    ADDRESS   : 350 PACKMAN AVENUE
        01         CITY      :    MOUNT VERNON
                   STATE/ZIP : NY  10552
    MORTGAGE AMOUNT :   294,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,141.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,264.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030774327     MORTGAGORS: BRIDE                ROBERT

    REGION CODE    ADDRESS   : 508 EUCALYPTUS
        01         CITY      :    OJAI
                   STATE/ZIP : CA  93023
    MORTGAGE AMOUNT :   636,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    635,573.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,666.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030775753     MORTGAGORS: POWERS               PAUL
                               POWERS               KELLY
    REGION CODE    ADDRESS   : 1 PINECONE LANE
        01         CITY      :    SOUTHBORO
                   STATE/ZIP : MA  01772
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,479.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,028.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030777833     MORTGAGORS: SANTELLI             EDWARD
                               SANTELLI             RENEE
    REGION CODE    ADDRESS   : 616 STONEHEDGE DRIVE
        01         CITY      :    VESTAL
                   STATE/ZIP : NY  13850
    MORTGAGE AMOUNT :   234,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,746.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,744.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030778260     MORTGAGORS: CURRY                J.
                               CURRY                MICHELLE
    REGION CODE    ADDRESS   : 3439 EAST TONTO DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85044
    MORTGAGE AMOUNT :   470,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    469,684.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,448.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 59.87200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,905,400.00
                               P & I AMT:     14,152.44
                               UPB AMT:   1,903,626.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           18
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030779391     MORTGAGORS: MORAN                BRIAN
                               MORAN                MARY
    REGION CODE    ADDRESS   : 43 MARVIN RIDGE ROAD
        01         CITY      :    NEW CANAAN
                   STATE/ZIP : CT  06840
    MORTGAGE AMOUNT :   345,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,743.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,412.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 56.65024
    --------------------------------------------------------------------
0   0030779821     MORTGAGORS: WILSON               RICHARD
                               WILSON               BETTY
    REGION CODE    ADDRESS   : PAYNES CREEK ROAD
        01         CITY      :    LIVELY
                   STATE/ZIP : VA  22507
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,415.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 55.55555
    --------------------------------------------------------------------
0   0030779847     MORTGAGORS: DUFFY                DENNIS
                               DUFFY                KATHLEEN
    REGION CODE    ADDRESS   : 16 HARBOUR TERRACE
        01         CITY      :    CRANSTON
                   STATE/ZIP : RI  02905
    MORTGAGE AMOUNT :   267,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,464.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,915.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.13300
    --------------------------------------------------------------------
0   0030779979     MORTGAGORS: CONNELLY             STEVE

    REGION CODE    ADDRESS   : 15051 BRIDGEWATER DRIVE
        01         CITY      :    SAVAGE
                   STATE/ZIP : MN  55378
    MORTGAGE AMOUNT :   252,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,330.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99600
    --------------------------------------------------------------------
0   0030780035     MORTGAGORS: DWELLY               BRUCE
                               GOODIN               LISA
    REGION CODE    ADDRESS   : 311 CANYON FALLS DRIVE
        01         CITY      :    FOLSOM
                   STATE/ZIP : CA  95630
    MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,539.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,509.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,456,900.00
                               P & I AMT:     10,524.63
                               UPB AMT:   1,453,493.75

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           19
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030780266     MORTGAGORS: PRATT                PETER
                               PRATT                BRENDA
    REGION CODE    ADDRESS   : 1958 LOMITA DRIVE
        01         CITY      :    SAN LEANDRO
                   STATE/ZIP : CA  94578
    MORTGAGE AMOUNT :   298,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,648.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,111.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030780332     MORTGAGORS: PALMA                GARY
                               PALMA                BEVERLY
    REGION CODE    ADDRESS   : 372 CEDAR STREET
        01         CITY      :    MONTEREY
                   STATE/ZIP : CA  93940
    MORTGAGE AMOUNT :   168,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    168,424.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,267.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 76.70400
    --------------------------------------------------------------------
0   0030780340     MORTGAGORS: KRAFT                MICHAEL
                               KRAFT                DAWN
    REGION CODE    ADDRESS   : 27 OLD WOODS ROAD
        01         CITY      :    SADDLE RIVER
                   STATE/ZIP : NJ  07458
    MORTGAGE AMOUNT :   477,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    477,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,500.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030781694     MORTGAGORS: MORELAND             RONALD

    REGION CODE    ADDRESS   : 25 CRESTVIEW
        01         CITY      :    LAS FLORES
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   240,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,150.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,825.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.98500
    --------------------------------------------------------------------
0   0030781843     MORTGAGORS: HONE                 DANIEL
                               HONE                 DONNA
    REGION CODE    ADDRESS   : 728 MONTE DRIVE
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93110
    MORTGAGE AMOUNT :   500,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,697.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,582.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 42.55700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,684,250.00
                               P & I AMT:     12,286.91
                               UPB AMT:   1,682,920.19

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           20
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030781918     MORTGAGORS: PRICE                WANDA
                               PRICE                ALLEN
    REGION CODE    ADDRESS   : 5130 BALLYCASTLE CIRCLE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22315
    MORTGAGE AMOUNT :   242,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,989.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,694.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 94.99200
    --------------------------------------------------------------------
0   0030781975     MORTGAGORS: HOAGLUND             KIRK
                               HOAGLUND             ANITA
    REGION CODE    ADDRESS   : 2270 RIVERWOOD PLACE
        01         CITY      :    ST PAUL
                   STATE/ZIP : MN  55104
    MORTGAGE AMOUNT :   226,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,486.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,644.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030783146     MORTGAGORS: DE MIRANDA           ERICK

    REGION CODE    ADDRESS   : 5428 EAST DRY CREEK CIRCLE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80122
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,711.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,633.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 84.73600
    --------------------------------------------------------------------
0   0030783187     MORTGAGORS: VOLASKI              MICHAEL
                               VOLASKI              TERI
    REGION CODE    ADDRESS   : 2115 DORAL COURT
        01         CITY      :    OXNARD
                   STATE/ZIP : CA  93030
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,628.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,178.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.33300
    --------------------------------------------------------------------
0   0030783641     MORTGAGORS: SMITH                DOUG
                               SMITH                WENDY
    REGION CODE    ADDRESS   : 1060 SCARLET OAK CIRCLE
        01         CITY      :    ATHENS
                   STATE/ZIP : GA  30606
    MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,800.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,027.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.71831
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,262,150.00
                               P & I AMT:      9,178.63
                               UPB AMT:   1,260,616.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           21
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030783708     MORTGAGORS: INSERRA              MICHAEL
                               INSERRA              MADLYN
    REGION CODE    ADDRESS   : 3 BRENTWOOD COURT
        01         CITY      :    MOUNT KISCO
                   STATE/ZIP : NY  10549
    MORTGAGE AMOUNT :   464,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    464,621.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,330.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030784839     MORTGAGORS: DIBENEDETTO          RICHARD
                               FRISCH               JENNIFER
    REGION CODE    ADDRESS   : 1831 SAN ANTONIO AVENUE
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94707
    MORTGAGE AMOUNT :   318,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,945.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,338.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030785208     MORTGAGORS: CONGIUSTA            DOMINICK
                               DE BARTOLO-CONGIUST  ANGELA
    REGION CODE    ADDRESS   : 8305 11TH AVENUE
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11228
    MORTGAGE AMOUNT :   648,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,149.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,811.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 78.54545
    --------------------------------------------------------------------
0   0030785653     MORTGAGORS: WELTY                JOHN
                               WELTY                FLORIANNE
    REGION CODE    ADDRESS   : 6161 WEST POST ROAD
        01         CITY      :    CHANDLER
                   STATE/ZIP : AZ  85226
    MORTGAGE AMOUNT :   314,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,990.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.82200
    --------------------------------------------------------------------
0   0030786115     MORTGAGORS: REILLY               ILEEN
                               REILLY               STEPHEN
    REGION CODE    ADDRESS   : 117 WEST MONTGOMERY AVE
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20850
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,085.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,095.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,038,700.00
                               P & I AMT:     14,829.84
                               UPB AMT:   2,035,793.34

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           22
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030786248     MORTGAGORS: POLK                 PAMELA
                               POLK                 DENNIS
    REGION CODE    ADDRESS   : 14311 W 56TH PLACE
        01         CITY      :    ARVADA
                   STATE/ZIP : CO  80002
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,640.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.78700
    --------------------------------------------------------------------
0   0030786297     MORTGAGORS: KORMONDY             STEPHEN
                               KORMONDY             SHELLY
    REGION CODE    ADDRESS   : 22619 ELM AVENUE
        01         CITY      :    TORRENCE
                   STATE/ZIP : CA  90505
    MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,812.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030786420     MORTGAGORS: YOUNKIN              CASEY
                               YOUNKIN              LINDA
    REGION CODE    ADDRESS   : 839 COVENTRY POINT
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : IL  62707
    MORTGAGE AMOUNT :   626,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    625,840.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,649.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 65.92100
    --------------------------------------------------------------------
0   0030786511     MORTGAGORS: SPARACO              ROBERT
                               SPARACO              COLLEEN
    REGION CODE    ADDRESS   : 8 BASSWOOD PLACE
        01         CITY      :    MELVILLE
                   STATE/ZIP : NY  11747
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,331.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,904.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030786867     MORTGAGORS: BIERMAN              ADAM
                               NASTASI BIERMAN      MARY LOUISE
    REGION CODE    ADDRESS   : 29 DRUMMER LANE
        01         CITY      :    REDDING
                   STATE/ZIP : CT  06896
    MORTGAGE AMOUNT :   286,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,814.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,100.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,692,150.00
                               P & I AMT:     12,425.23
                               UPB AMT:   1,690,440.53

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           23
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030787055     MORTGAGORS: FARRELL              MICHAEL
                               FARRELL              MONICA
    REGION CODE    ADDRESS   : 25318 GOLD HILLS DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   260,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,207.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,934.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.98700
    --------------------------------------------------------------------
0   0030787147     MORTGAGORS: GEORGESON            STEVEN
                               GEORGESON            SUSAN
    REGION CODE    ADDRESS   : 14 MCKAY DRIVE
        01         CITY      :    BRIDGEWATER
                   STATE/ZIP : NJ  08807
    MORTGAGE AMOUNT :   410,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    410,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,008.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 59.67900
    --------------------------------------------------------------------
0   0030787162     MORTGAGORS: DOUGHER              DONALD

    REGION CODE    ADDRESS   : 25491 SPOTTED PONY LANE
        01         CITY      :    LAGUNA HILLS
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,606.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,997.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 55.17800
    --------------------------------------------------------------------
0   0030788095     MORTGAGORS: FORD                 MICHAEL
                               FORD                 CHRISTINA
    REGION CODE    ADDRESS   : 9230 ALASKA STREET SE
        01         CITY      :    SALEM
                   STATE/ZIP : OR  97301
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,757.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,464.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030788681     MORTGAGORS: POMROY               ROBERT
                               POMROY               JENNIFER
    REGION CODE    ADDRESS   : 4 PINE LANE
        01         CITY      :    RYE
                   STATE/ZIP : NY  10580
    MORTGAGE AMOUNT :   570,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    569,627.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,232.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,234,550.00
                               P & I AMT:     16,637.65
                               UPB AMT:   2,233,198.55

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           24
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030789325     MORTGAGORS: FRIEDEN              DAVID
                               FRIEDEN              LINDA
    REGION CODE    ADDRESS   : 2403 MARSHALL FIELD LANE #A
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.55200
    --------------------------------------------------------------------
0   0030789440     MORTGAGORS: STEARNS              RICHARD

    REGION CODE    ADDRESS   : 2926 TORITO ROAD
        01         CITY      :    SANTA BARBARA
                   STATE/ZIP : CA  93108
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,473.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,665.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030789465     MORTGAGORS: REYNA                ROBERT
                               MATAR                MARLA
    REGION CODE    ADDRESS   : 288 EAST LAUREL AVENUE
        01         CITY      :    SIERRA MADRE
                   STATE/ZIP : CA  91024
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,683.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,335.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030789838     MORTGAGORS: ABADAN               MUSTAFA
                               BRADY-ABADAN         SUSAN
    REGION CODE    ADDRESS   : 152 SOUTH MOUNTAIN AVENUE
        01         CITY      :    MONCLAIR
                   STATE/ZIP : NJ  06870
    MORTGAGE AMOUNT :   308,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,570.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,159.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030790208     MORTGAGORS: ZELLNER              MICHAEL
                               ZELLNER              SUSAN
    REGION CODE    ADDRESS   : 2476 COTTLE AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   475,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    474,811.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,449.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 77.36500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,916,600.00
                               P & I AMT:     13,863.22
                               UPB AMT:   1,914,347.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           25
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030790497     MORTGAGORS: OLSON                JAY
                               OLSON                JACQUELINE
    REGION CODE    ADDRESS   : 424 GREENLAND BEACH ROAD
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21226
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,827.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.86400
    --------------------------------------------------------------------
0   0030790570     MORTGAGORS: BIGGS                CRAIG
                               BIGGS                ALANA
    REGION CODE    ADDRESS   : #12 GLEN ABBEY COURT
        01         CITY      :    MANSFIELD
                   STATE/ZIP : TX  76063
    MORTGAGE AMOUNT :   240,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,625.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,768.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99600
    --------------------------------------------------------------------
0   0030790653     MORTGAGORS: NEWTON               TODD
                               NEWTON               VICKI
    REGION CODE    ADDRESS   : 2114 DONLON COURT
        01         CITY      :    HENDERSON
                   STATE/ZIP : NV  89012
    MORTGAGE AMOUNT :   271,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,063.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,016.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.44400
    --------------------------------------------------------------------
0   0030790786     MORTGAGORS: PIPER                DAVID

    REGION CODE    ADDRESS   : 3707 LINDERO DRIVE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,666.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030791131     MORTGAGORS: PHILLIPS             JOHN
                               PHILLIPS             WENDY
    REGION CODE    ADDRESS   : LOT 13 HOYTS WHARF ROAD
        01         CITY      :    GROTON
                   STATE/ZIP : MA  01450
    MORTGAGE AMOUNT :   346,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,480.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.98900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,356,800.00
                               P & I AMT:      9,897.63
                               UPB AMT:   1,355,433.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           26
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030791230     MORTGAGORS: JOSEPH               ALEXANDER
                               JOSEPH               ROBIN
    REGION CODE    ADDRESS   : 81 MONZA COURT
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,812.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,898.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 44.32253
    --------------------------------------------------------------------
0   0030791339     MORTGAGORS: WILKINSON            THOMAS
                               WILKINSON            DEBRA
    REGION CODE    ADDRESS   : 1108 CONESTOGA ROAD
        01         CITY      :    BAILEY
                   STATE/ZIP : CO  80421
    MORTGAGE AMOUNT :   242,725.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,422.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,844.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030792535     MORTGAGORS: MIRCHANDANI          KISHORE

    REGION CODE    ADDRESS   : 32 EMERSON ROAD
        01         CITY      :    PARSIPPANY-TROY HILLS
                   STATE/ZIP : NJ  07054
    MORTGAGE AMOUNT :   247,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,413.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030792584     MORTGAGORS: SHECK                PAUL

    REGION CODE    ADDRESS   : 26 MCGUINESS LANE
        01         CITY      :    WHITE PLAINS
                   STATE/ZIP : NY  10605
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,291.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,582.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.12500
    --------------------------------------------------------------------
0   0030793178     MORTGAGORS: BUONACORSI           FRED
                               BUONACORSI           GABRIELE
    REGION CODE    ADDRESS   : 2216 SUMMERWIND CIRCLE
        01         CITY      :    HENDERSON
                   STATE/ZIP : NV  89012
    MORTGAGE AMOUNT :   270,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,103.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,031.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,525,275.00
                               P & I AMT:     11,148.90
                               UPB AMT:   1,523,043.58

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           27
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030793277     MORTGAGORS: FLOYD                CRAIG
                               FLOYD                VERONICA
    REGION CODE    ADDRESS   : 5906 ASHBY MANOR PLACE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22310
    MORTGAGE AMOUNT :   348,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,141.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,436.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030793285     MORTGAGORS: NIKOLESKI            ROBERT
                               APPLEGATE            JODI
    REGION CODE    ADDRESS   : 150 HEIGHTS ROAD
        01         CITY      :    RIDGEWOOD
                   STATE/ZIP : NJ  07450
    MORTGAGE AMOUNT :   624,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    624,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,524.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030793491     MORTGAGORS: MORGAN               HAROLD
                               MORGAN               PHYLLIS
    REGION CODE    ADDRESS   : 16312 AVILA BLVD
        01         CITY      :    TAMPA
                   STATE/ZIP : FL  33613
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,489.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,229.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 65.62500
    --------------------------------------------------------------------
0   0030793640     MORTGAGORS: TROMBLY              RANDY
                               TROMBLY              KIM
    REGION CODE    ADDRESS   : 35366 CARNOUSIC CIRCLE
        01         CITY      :    ROUND HILL
                   STATE/ZIP : VA  20141
    MORTGAGE AMOUNT :   263,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,145.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,933.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.19400
    --------------------------------------------------------------------
0   0030793673     MORTGAGORS: MEIKLE               ANDREW
                               RENZ                 DANA
    REGION CODE    ADDRESS   : 2052 HILLSIDE DR
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22041
    MORTGAGE AMOUNT :   440,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    440,622.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,083.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99412
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,096,850.00
                               P & I AMT:     15,206.60
                               UPB AMT:   2,095,398.72

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           28
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030793681     MORTGAGORS: BURKE                KATHLEEN

    REGION CODE    ADDRESS   : 882 ROSECRANS STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92106
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,842.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,068.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 74.92900
    --------------------------------------------------------------------
0   0030793855     MORTGAGORS: MARINOVICH           LARRY
                               MARINOVICH           ANN
    REGION CODE    ADDRESS   : 7315 BERRYHILL DRIVE
        01         CITY      :    RANCHO PALOS VRD
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,640.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 63.41400
    --------------------------------------------------------------------
0   0030794192     MORTGAGORS: CAVANEY              BYRON
                               CAVANEY              VICTORIA
    REGION CODE    ADDRESS   : 408 S. LEE STREET
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22314
    MORTGAGE AMOUNT :   231,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,659.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,782.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 59.43589
    --------------------------------------------------------------------
0   0030794382     MORTGAGORS: BAKER                RICHARD
                               BAKER                SALLYE
    REGION CODE    ADDRESS   : 5908 CARNEGIE LANE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   387,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    386,740.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,839.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030794473     MORTGAGORS: GEMBOL               MICHAEL
                               GEMBOL               LINDA
    REGION CODE    ADDRESS   : 12507 FOX VIEW WAY
        01         CITY      :    RESTON
                   STATE/ZIP : VA  22091
    MORTGAGE AMOUNT :   240,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,796.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,810.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99300
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,385,750.00
                               P & I AMT:     10,386.31
                               UPB AMT:   1,384,680.16

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           29
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030794556     MORTGAGORS: PIGOTT               PATRICK
                               ROFHEART             IRENE
    REGION CODE    ADDRESS   : 189 UPPER STATION RD
        01         CITY      :    GARRISON
                   STATE/ZIP : NY  10524
    MORTGAGE AMOUNT :   313,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,296.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.64300
    --------------------------------------------------------------------
0   0030794598     MORTGAGORS: ZULLO                JEFFREY
                               ZULLO                AMY
    REGION CODE    ADDRESS   : 119 LA RINCONADA DRIVE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,622.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,054.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 56.00000
    --------------------------------------------------------------------
0   0030795025     MORTGAGORS: CLARK                CHARLES
                               CLARK                CAROLE
    REGION CODE    ADDRESS   : 9002 HILLCREST COURT
        01         CITY      :    WOODRIDGE
                   STATE/ZIP : IL  60517
    MORTGAGE AMOUNT :   242,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,145.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,820.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.98900
    --------------------------------------------------------------------
0   0030795306     MORTGAGORS: ROSE                 ELIZABETH
                               LINDSEY              STEVE
    REGION CODE    ADDRESS   : 500 KAPALUA #16 P 3/4
        01         CITY      :    LAHAINA
                   STATE/ZIP : HI  96761
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,565.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,645.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030795314     MORTGAGORS: KIM                  JERRY
                               KIM                  HYUN
    REGION CODE    ADDRESS   : 10243 BRITTENFORD DRIVE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   440,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    440,231.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,118.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,623,850.00
                               P & I AMT:     11,934.81
                               UPB AMT:   1,622,565.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           30
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030795389     MORTGAGORS: CONNERY              BROOK
                               CONNERY              SHERRI
    REGION CODE    ADDRESS   : 4416 NORTH SNYDERS WAY
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84098
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,836.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 93.22200
    --------------------------------------------------------------------
0   0030795421     MORTGAGORS: KNAUFT               R
                               KNAUFT               SARAH
    REGION CODE    ADDRESS   : 18 EAT FIRE SPRING ROAD
        01         CITY      :    NANTUCKET
                   STATE/ZIP : MA  02554
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,683.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,209.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030795454     MORTGAGORS: LEBER                RICHARD
                               LEBER                MARION
    REGION CODE    ADDRESS   : 1037 SWATHMORE DRIVE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30327
    MORTGAGE AMOUNT :   369,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    368,752.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,707.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030795611     MORTGAGORS: RONON                JAMES
                               RONON                KIMBERLY
    REGION CODE    ADDRESS   : 990 WATERLOO ROAD
        01         CITY      :    DEVON
                   STATE/ZIP : PA  19333
    MORTGAGE AMOUNT :   293,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,824.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,075.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 85.00000
    --------------------------------------------------------------------
0   0030795918     MORTGAGORS: MCKUNE               PATRICK
                               MCKUNE               TRANGA
    REGION CODE    ADDRESS   : 10780 W. MONTGOMERY AVENUE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80127
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,812.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,130.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.86400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,647,250.00
                               P & I AMT:     11,979.96
                               UPB AMT:   1,645,909.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           31
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030795926     MORTGAGORS: SPILLMAN             JOHN
                               SPILLMAN             CATHERINE
    REGION CODE    ADDRESS   : 675 NORFLEET ROAD
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30305
    MORTGAGE AMOUNT :   370,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,557.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,753.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030796023     MORTGAGORS: FARKAS               LEE
                               FARKAS               DENISE
    REGION CODE    ADDRESS   : 540 BEACON HILL DRIVE
        01         CITY      :    ORANGE VILLAGE
                   STATE/ZIP : OH  44022
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 61.40900
    --------------------------------------------------------------------
0   0030796148     MORTGAGORS: EDMONDS              THOMAS
                               EDMONDS              JOYCE
    REGION CODE    ADDRESS   : 7803 CORA DRIVE
        01         CITY      :    LUCERNE
                   STATE/ZIP : CA  95458
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,677.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,633.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030796361     MORTGAGORS: ROSENBERG            MARC

    REGION CODE    ADDRESS   : 11 LASALLE ROAD
        01         CITY      :    MONTCLAIR
                   STATE/ZIP : NJ  07042
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,930.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030796734     MORTGAGORS: GOLDEN               ROBERT
                               GOLDEN               RENA
    REGION CODE    ADDRESS   : 3442 CHARTLEY LANE
        01         CITY      :    ROSWELL
                   STATE/ZIP : GA  30075
    MORTGAGE AMOUNT :   329,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,156.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,418.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.94100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,446,400.00
                               P & I AMT:     10,719.01
                               UPB AMT:   1,445,390.77

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           32
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030796882     MORTGAGORS: HUGHES               RICHARD
                               HUGHES               LINDA
    REGION CODE    ADDRESS   : 3105 CREST LAKE COURT
        01         CITY      :    ARLINGTON
                   STATE/ZIP : TX  76016
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,040.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,404.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 64.00000
    --------------------------------------------------------------------
0   0030797054     MORTGAGORS: WISE                 JOHN
                               BOWERS               MELISSA
    REGION CODE    ADDRESS   : 2 JAMIE COURT
        01         CITY      :    OLD BRIDGE
                   STATE/ZIP : NJ  08857
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,609.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,789.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030797096     MORTGAGORS: ECONOMOU             DENO
                               DELGADO              ALENE
    REGION CODE    ADDRESS   : 488 PARTRIDGE CIRCLE
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34236
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,762.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,736.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030797278     MORTGAGORS: RUEFF                DONALD
                               RUEFF                CATHERINE
    REGION CODE    ADDRESS   : 7013 WINDHAM PARKWAY
        01         CITY      :    LOUISVILLE
                   STATE/ZIP : KY  40059
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,840.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 64.34900
    --------------------------------------------------------------------
0   0030797351     MORTGAGORS: SHAFFER              DOUG
                               SCHAFFER             SUSAN
    REGION CODE    ADDRESS   : 50 FROST STREET
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02163
    MORTGAGE AMOUNT :   436,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    435,713.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,237.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,598,750.00
                               P & I AMT:     12,045.44
                               UPB AMT:   1,596,966.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           33
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030797443     MORTGAGORS: BASU                 SHANTANU
                               ROY                  RINA
    REGION CODE    ADDRESS   : 9858 PENBRIDGE DRIVE
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   277,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,218.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,059.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.60900
    --------------------------------------------------------------------
0   0030797450     MORTGAGORS: GIORGI               JOSEPH
                               GIORGI               OLGA
    REGION CODE    ADDRESS   : 11609 PAGANICA WAY N.E.
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87111
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,698.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,301.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.14800
    --------------------------------------------------------------------
0   0030797484     MORTGAGORS: MINNES               MARCIA
                               REYNOLDS             SEAN
    REGION CODE    ADDRESS   : 1177 AVONLEA CIRCLE
        01         CITY      :    GLEN MILLS
                   STATE/ZIP : PA  19342
    MORTGAGE AMOUNT :   358,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,569.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.84800
    --------------------------------------------------------------------
0   0030797492     MORTGAGORS: YIM                  CHANG
                               YIM                  MYUNG
    REGION CODE    ADDRESS   : 25471 CRESCENT LANE
        01         CITY      :    LOS ALTOS HILLS
                   STATE/ZIP : CA  94022
    MORTGAGE AMOUNT :   565,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    564,620.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,145.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 63.84100
    --------------------------------------------------------------------
0   0030797559     MORTGAGORS: WARD                 WILLIAM

    REGION CODE    ADDRESS   : 51 WINDCREST LN.
        01         CITY      :    SO. SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   253,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,900.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,836.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,904,350.00
                               P & I AMT:     13,913.42
                               UPB AMT:   1,903,137.77

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           34
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030797567     MORTGAGORS: PONZINI              DAVID
                               PONZINI              JACQUELINE
    REGION CODE    ADDRESS   : 3292 MELANIE CIRCLE
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   284,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,213.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,111.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030797591     MORTGAGORS: PROCTOR              MEL
                               PROCTOR              JULIETTE
    REGION CODE    ADDRESS   : 3546 CAMINO ARENA
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   465,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    465,437.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,417.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.36100
    --------------------------------------------------------------------
0   0030797617     MORTGAGORS: HESTENES             JOHN
                               HESTENES             ROBERTA
    REGION CODE    ADDRESS   : 813 SANTA INEZ
        01         CITY      :    SOLANA BEACH
                   STATE/ZIP : CA  92075
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,497.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,639.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030797682     MORTGAGORS: BEYERLE              STEWART
                               BEYERLE              SUSAN
    REGION CODE    ADDRESS   : 3670 NORRIS CANYON RD
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   253,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,458.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030797815     MORTGAGORS: SKINNER              COLIN
                               SKINNER              LINDA
    REGION CODE    ADDRESS   : 71 COLONY DRIVE
        01         CITY      :    HUDSON
                   STATE/ZIP : OH  44236
    MORTGAGE AMOUNT :   121,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    121,520.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       902.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,489,550.00
                               P & I AMT:     10,933.60
                               UPB AMT:   1,488,127.53

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           35
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030797880     MORTGAGORS: PUTS                 RUTGER
                               DAVIS-PUTS           KELLY
    REGION CODE    ADDRESS   : 3665 RAWNSDALE ROAD
        01         CITY      :    SHAKER HEIGHTS
                   STATE/ZIP : OH  44118
    MORTGAGE AMOUNT :   143,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    143,356.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,065.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030797922     MORTGAGORS: PETERSON             DONALD

    REGION CODE    ADDRESS   : 4219 BUCHANAN DR
        01         CITY      :    FAIR OAKS
                   STATE/ZIP : CA  95628
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,194.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,381.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 88.54100
    --------------------------------------------------------------------
0   0030798169     MORTGAGORS: RUBENSTEIN           DAVID
                               LEVINE               DEBRA
    REGION CODE    ADDRESS   : 516 FIRST PARISH ROAD
        01         CITY      :    SCITUATE
                   STATE/ZIP : MA  02066
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,841.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,163.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 67.90100
    --------------------------------------------------------------------
0   0030798185     MORTGAGORS: LAHUE                SALLIE

    REGION CODE    ADDRESS   : 680 MOONRIDGE CIRCLE
        01         CITY      :    GRAND JUNCTION
                   STATE/ZIP : CO  81505
    MORTGAGE AMOUNT :   238,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,244.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,770.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.99600
    --------------------------------------------------------------------
0   0030798250     MORTGAGORS: COHEN                AVIVA

    REGION CODE    ADDRESS   : 12129 NW 9TH PLACE
        01         CITY      :    CORAL SPRINGS
                   STATE/ZIP : FL  33071
    MORTGAGE AMOUNT :   214,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    214,516.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,631.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 50.50588
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,296,500.00
                               P & I AMT:     10,011.65
                               UPB AMT:   1,295,152.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           36
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030798284     MORTGAGORS: CHOKSHI              HITESH
                               CHOKSHI              MAYFLOR
    REGION CODE    ADDRESS   : 201 HAWICK LANE
        01         CITY      :    MCDONOUGH
                   STATE/ZIP : GA  30253
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,848.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,722.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030798375     MORTGAGORS: PETIT                BRIAN
                               PETIT                JAN
    REGION CODE    ADDRESS   : 18018 E AUGUSTA DRIVE
        01         CITY      :    BATON ROUGE
                   STATE/ZIP : LA  70810
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,724.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,900.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 61.39600
    --------------------------------------------------------------------
0   0030798433     MORTGAGORS: O'CONNELL            TERESA
                               O'CONNELL            PATRICK
    REGION CODE    ADDRESS   : 2805 SUNRISE DRIVE
        01         CITY      :    ROWLETT
                   STATE/ZIP : TX  75088
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,833.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,627.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 76.80100
    --------------------------------------------------------------------
0   0030798573     MORTGAGORS: WAHLE                CHARLES
                               WAHLE                BETH
    REGION CODE    ADDRESS   : 18 LINDEN DRIVE
        01         CITY      :    COHASSET
                   STATE/ZIP : MA  02025
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,804.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,394.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030799134     MORTGAGORS: SULLIVAN             KENTON
                               SULLIVAN             LISA
    REGION CODE    ADDRESS   : 11 ANASAZI COURT
        01         CITY      :    SANDIA PARK
                   STATE/ZIP : NM  87047
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    467,353.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,393.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,645,000.00
                               P & I AMT:     12,038.37
                               UPB AMT:   1,643,564.42

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           37
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030799266     MORTGAGORS: HUGHES               BERNARD
                               HUGHES               DIANA
    REGION CODE    ADDRESS   : 2100 LEAFLAND PLACE
        01         CITY      :    LEXINGTON
                   STATE/ZIP : KY  40515
    MORTGAGE AMOUNT :   268,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,015.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030799324     MORTGAGORS: BAHUN                JOSEPH
                               BAHUN                THERESA
    REGION CODE    ADDRESS   : 901 CREEKBEND DRIVE
        01         CITY      :    KELLER
                   STATE/ZIP : TX  76248
    MORTGAGE AMOUNT :   220,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,352.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,617.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.93500
    --------------------------------------------------------------------
0   0030800163     MORTGAGORS: HINES                MICHAEL
                               PAGEAU-HINES         TAMMY
    REGION CODE    ADDRESS   : 4105 VIA NIVEL
        01         CITY      :    PALOS VERDES EST
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   497,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,296.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,560.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 68.08200
    --------------------------------------------------------------------
0   0030800171     MORTGAGORS: DAVIS                RICHARD
                               HERNANDEZ            MARIBEL
    REGION CODE    ADDRESS   : 43 AIRDALE ROAD
        01         CITY      :    ROSEMONT
                   STATE/ZIP : PA  19010
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,793.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,722.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 73.68400
    --------------------------------------------------------------------
0   0030800247     MORTGAGORS: WEBB                 STEPHEN
                               WEBB                 DIANE
    REGION CODE    ADDRESS   : 2 SEA VIEW LANE
        01         CITY      :    NEWBURY
                   STATE/ZIP : MA  01951
    MORTGAGE AMOUNT :   225,360.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,360.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,614.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,561,060.00
                               P & I AMT:     11,459.94
                               UPB AMT:   1,559,817.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           38
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030800270     MORTGAGORS: TOMASELLO            PHILIP
                               TOMASELLO            ALVERA
    REGION CODE    ADDRESS   : 1499 OAK GROVE AVENUE #201
        01         CITY      :    BURLINGAME
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,586.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,091.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030800304     MORTGAGORS: SMYKAL               THOMAS

    REGION CODE    ADDRESS   : 521 JASMINE AVE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92625
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,527.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,673.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030800395     MORTGAGORS: QUINN                BRIAN

    REGION CODE    ADDRESS   : 130 LEE DRIVE
        01         CITY      :    FAIRFIELD
                   STATE/ZIP : CT  06430
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,320.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030800429     MORTGAGORS: STEVENS              A
                               ABLE                 SUSAN
    REGION CODE    ADDRESS   : 40 COMMONWEALTH AVENUE UNIT C
        01         CITY      :    BOSTON
                   STATE/ZIP : MA  02116
    MORTGAGE AMOUNT :   282,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,829.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,168.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 62.66600
    --------------------------------------------------------------------
0   0030800437     MORTGAGORS: MAZUR                TERRI

    REGION CODE    ADDRESS   : 1903 N. LEAVITT
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60647
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,815.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,178.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 71.16000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,544,000.00
                               P & I AMT:     11,432.17
                               UPB AMT:   1,542,758.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           39
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030800544     MORTGAGORS: PLOTZKY              SUSAN
                               PLOTZY               MARK
    REGION CODE    ADDRESS   : 120 HEMLOCK DRIVE
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06902
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,774.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,208.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.72800
    --------------------------------------------------------------------
0   0030800551     MORTGAGORS: MILLER               SOLOMON
                               MILLER               ELIZABETH
    REGION CODE    ADDRESS   : 407 ECHOLS AVENUE
        01         CITY      :    HUNTSVILLE
                   STATE/ZIP : AL  35801
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    460,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,335.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030800635     MORTGAGORS: ESPARZA              JORGE
                               ESPARZA              LAURA
    REGION CODE    ADDRESS   : 22009 HOLLY CREEK TRAIL
        01         CITY      :    TOMBALL
                   STATE/ZIP : TX  77375
    MORTGAGE AMOUNT :   250,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,887.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,901.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030800742     MORTGAGORS: PIETRUSIAK           ROBERT
                               PIETRUSIAK           SHELLEY
    REGION CODE    ADDRESS   : 6719 GENTRY OAKS PLACE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   261,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,388.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,897.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.16845
    --------------------------------------------------------------------
0   0030800866     MORTGAGORS: BOKER                STEVEN

    REGION CODE    ADDRESS   : 106 WINDY POINT DRIVE
        01         CITY      :    MARIETTA
                   STATE/ZIP : OH  45750
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 93.75000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,583,950.00
                               P & I AMT:     11,597.01
                               UPB AMT:   1,582,859.32

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           40
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030800932     MORTGAGORS: BLAKE                RODGER
                               CONJURA              ANN
    REGION CODE    ADDRESS   : 63 DERBY LANE
        01         CITY      :    HUNTINGTON
                   STATE/ZIP : WV  25705
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,704.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,485.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030801112     MORTGAGORS: GOETZ                CATHERINE
                               MENCHISE             MICHAEL
    REGION CODE    ADDRESS   : 8508 HEADFORD ROAD
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28277
    MORTGAGE AMOUNT :   231,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,848.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,715.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.97700
    --------------------------------------------------------------------
0   0030801161     MORTGAGORS: LAUTRUP              ROBERT
                               OLSEN                GREER
    REGION CODE    ADDRESS   : 4647 KIRKLAND PLACE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22311
    MORTGAGE AMOUNT :   274,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,606.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030801369     MORTGAGORS: KIKTA                TIMOTHY
                               KIKTA                EVELYN
    REGION CODE    ADDRESS   : 768 SEMINOLE BLVD.
        01         CITY      :    TARPON SPRINGS
                   STATE/ZIP : FL  34689
    MORTGAGE AMOUNT :   228,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,664.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030801385     MORTGAGORS: SMITH                ROBERT
                               ORSI                 MARJORIE
    REGION CODE    ADDRESS   : 25370 GOLD HILLS DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   251,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,952.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.97100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,450,050.00
                               P & I AMT:     10,732.05
                               UPB AMT:   1,448,776.42

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           41
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030801484     MORTGAGORS: WEBSTER              DALE
                               WEBSTER              KATHLEEN
    REGION CODE    ADDRESS   : 2801 MARYWOOD OAKS LANE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   229,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,516.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,626.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.98300
    --------------------------------------------------------------------
0   0030801518     MORTGAGORS: ALDRIDGE             GEOFFREY
                               ALDRIDGE             LISA
    REGION CODE    ADDRESS   : 242 FERN ST
        01         CITY      :    W. HARTFORD
                   STATE/ZIP : CT  06119
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,118.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030801674     MORTGAGORS: TAYLOR               JAY
                               TAYLOR               KATHERINE
    REGION CODE    ADDRESS   : 4146 BAYBERRY CIRCLE
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   220,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,060.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,636.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.99500
    --------------------------------------------------------------------
0   0030801690     MORTGAGORS: DE ANDA              ANASTACIO
                               DE ANDA              ELSA
    REGION CODE    ADDRESS   : 756 PINEVIEW DR
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95117
    MORTGAGE AMOUNT :   240,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,976.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,763.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030801716     MORTGAGORS: HALUSKA              MARY

    REGION CODE    ADDRESS   : 4742 122ND PLACE
        01         CITY      :    CROWN POINT
                   STATE/ZIP : IN  46307
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,793.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,338.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,425,500.00
                               P & I AMT:     10,483.57
                               UPB AMT:   1,424,347.34

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           42
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030801765     MORTGAGORS: FLEISHMAN            JEROLD
                               FLEISHMAN            JACLYN
    REGION CODE    ADDRESS   : 3727 BIRCHMERE COURT
        01         CITY      :    OWINGS MILLS
                   STATE/ZIP : MD  21117
    MORTGAGE AMOUNT :   269,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,078.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030801781     MORTGAGORS: BEALE                JOHN
                               BEALE                MONICA
    REGION CODE    ADDRESS   : 7725 WEST 80TH STREET
        01         CITY      :    PLAYA DEL REY
                   STATE/ZIP : CA  90293
    MORTGAGE AMOUNT :   456,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    455,709.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,425.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030801799     MORTGAGORS: MCGLYNN              RAYMOND
                               MCGLYNN              SUSAN
    REGION CODE    ADDRESS   : 1509 BREWSTER GATE ROAD
        01         CITY      :    CROWNSVILLE
                   STATE/ZIP : MD  21032
    MORTGAGE AMOUNT :   318,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,963.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,224.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99600
    --------------------------------------------------------------------
0   0030801955     MORTGAGORS: KADING               KELLY
                               KADING               NANCY
    REGION CODE    ADDRESS   : 2945 MARIO ROAD
        01         CITY      :    RENO
                   STATE/ZIP : NV  89523
    MORTGAGE AMOUNT :   332,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,587.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,500.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030802185     MORTGAGORS: RALPHS               GEORGE

    REGION CODE    ADDRESS   : 2100 LORD COURT
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89117
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,728.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,654.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 64.65500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,751,250.00
                               P & I AMT:     12,827.92
                               UPB AMT:   1,750,067.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           43
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030802342     MORTGAGORS: JOHNSON              MICHAEL
                               JOHNSON              LIA
    REGION CODE    ADDRESS   : 4436 E. MADERUS DEL CUENTA DRIVE
        01         CITY      :    PARADISE VALLEY
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   287,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,807.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,105.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 67.21300
    --------------------------------------------------------------------
0   0030802599     MORTGAGORS: AMUNDSON             RENE

    REGION CODE    ADDRESS   : 6126 152ND PL SE
        01         CITY      :    SNOHOMISH
                   STATE/ZIP : WA  98296
    MORTGAGE AMOUNT :   269,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,577.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,026.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.98500
    --------------------------------------------------------------------
0   0030803183     MORTGAGORS: LARSSON              JON
                               LARSSON              LISA
    REGION CODE    ADDRESS   : 6465 ONWARD TRAIL
        01         CITY      :    CLARKSVILLE
                   STATE/ZIP : MD  21029
    MORTGAGE AMOUNT :   234,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,058.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,801.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 83.30000
    --------------------------------------------------------------------
0   0030803555     MORTGAGORS: KALLMAN              JONATHAN
                               SHAKUN               AMY
    REGION CODE    ADDRESS   : 445 HARRISON AVENUE
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : NJ  08904
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,682.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030803803     MORTGAGORS: MALENFANT            DAVID
                               MALENFANT            ROSANN
    REGION CODE    ADDRESS   : 7146 ASHCROFT DRIVE
        01         CITY      :    BLACKLICK
                   STATE/ZIP : OH  43004
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,833.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,573.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 75.02500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,248,050.00
                               P & I AMT:      9,189.43
                               UPB AMT:   1,247,276.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           44
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030804090     MORTGAGORS: SMITH                ELIZABETH

    REGION CODE    ADDRESS   : 820 CENTINELA AVENUE
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90403
    MORTGAGE AMOUNT :   312,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,995.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,318.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030804215     MORTGAGORS: BERARDI              MATHEW

    REGION CODE    ADDRESS   : 7241 N 41ST STREET
        01         CITY      :    PARADISE VALLEY
                   STATE/ZIP : AZ  85953
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,672.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,712.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 66.22500
    --------------------------------------------------------------------
0   0030804223     MORTGAGORS: KLINE                STEVEN
                               KLINE                CINDY
    REGION CODE    ADDRESS   : 3667 THORNHILL DRIVE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   306,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,659.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,332.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99800
    --------------------------------------------------------------------
0   0030804249     MORTGAGORS: FABRIS               DOUGLAS
                               VALLERGA             PAULA
    REGION CODE    ADDRESS   : 25350 N GOLD RIDGE DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   315,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,382.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,288.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030804298     MORTGAGORS: KURTZ                ARTHUR
                               KURTZ                SYLVIA
    REGION CODE    ADDRESS   : 22 HARLESTON GREEN
        01         CITY      :    HILTON HEAD ISLAND
                   STATE/ZIP : SC  29928
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,309.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,625.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.62686
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,934,650.00
                               P & I AMT:     14,276.52
                               UPB AMT:   1,933,020.32

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           45
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030804322     MORTGAGORS: MURPHY               DAVID
                               MURPHY               EILEEN
    REGION CODE    ADDRESS   : 506 ANTHWN ROAD
        01         CITY      :    MERION STATION
                   STATE/ZIP : PA  19066
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,552.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,629.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 54.22153
    --------------------------------------------------------------------
0   0030804389     MORTGAGORS: SKALAMERA            ROBERT

    REGION CODE    ADDRESS   : 439 MARLEY RUN ROAD
        01         CITY      :    HUNTINGTON
                   STATE/ZIP : MD  20639
    MORTGAGE AMOUNT :   226,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,844.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,638.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 64.13600
    --------------------------------------------------------------------
0   0030804413     MORTGAGORS: TEITLOR              JOHN
                               CONRAD               CATHERINE
    REGION CODE    ADDRESS   : 5 VALLEY LANE
        01         CITY      :    NEW CANAAN
                   STATE/ZIP : CT  06840
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,751.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,821.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 62.19300
    --------------------------------------------------------------------
0   0030804439     MORTGAGORS: RAMIREZ              JOSE
                               RAMIREZ              ISABEL
    REGION CODE    ADDRESS   : 12212 ST JAMES ROAD
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,445.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,815.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030804454     MORTGAGORS: SCHARPENBERG         HENRY
                               SCHARPENBERG         ANNETTE
    REGION CODE    ADDRESS   : 36 WINNING COLORS ROAD
        01         CITY      :    STAFFORD
                   STATE/ZIP : VA  22554
    MORTGAGE AMOUNT :   325,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,320.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,332.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.97166
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,523,150.00
                               P & I AMT:     11,236.94
                               UPB AMT:   1,521,914.15

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           46
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030804488     MORTGAGORS: OLINGER              ERIC
                               OLINGER              MELANIE
    REGION CODE    ADDRESS   : 7039 VIA CANDREJO
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,705.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,663.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030804504     MORTGAGORS: SEMANOFF             HAROLD

    REGION CODE    ADDRESS   : 1700 SAINT GEORGE'S ROAD
        01         CITY      :    DRESHER
                   STATE/ZIP : PA  19025
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,152.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 61.85500
    --------------------------------------------------------------------
0   0030804520     MORTGAGORS: MAGUIRE              CATHERINE

    REGION CODE    ADDRESS   : 305 1/2 DELANCY STREET
        01         CITY      :    PHILADELPHIA
                   STATE/ZIP : PA  19106
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,816.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,249.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030804637     MORTGAGORS: KESSLER              ALAN
                               KESSLER              TIFFANY
    REGION CODE    ADDRESS   : 1336 HARRIS RD
        01         CITY      :    VIRGINIA BEACH
                   STATE/ZIP : VA  23452
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,824.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,776.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030804694     MORTGAGORS: GOTTLIEB             A
                               KAPLAN               KARYN
    REGION CODE    ADDRESS   : 47592 COMPTON CIRCLE
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20165
    MORTGAGE AMOUNT :   251,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,027.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.98900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,319,200.00
                               P & I AMT:      9,764.90
                               UPB AMT:   1,317,526.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           47
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030804793     MORTGAGORS: DENNEY               ROBERT
                               DENNEY               NANCY
    REGION CODE    ADDRESS   : 619 KILBURN ROAD
        01         CITY      :    WILMINGTON
                   STATE/ZIP : DE  19803
    MORTGAGE AMOUNT :   266,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,756.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,889.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030804850     MORTGAGORS: BAJUSZ               WILLIAM
                               BAJUSZ               LISA
    REGION CODE    ADDRESS   : 12770 ALDER WOODS DRIVE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22033
    MORTGAGE AMOUNT :   385,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,370.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,729.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99576
    --------------------------------------------------------------------
0   0030805014     MORTGAGORS: BASS                 CHARLES
                               BASS                 DONALY
    REGION CODE    ADDRESS   : 2526 MAHOGANEY TRAIL
        01         CITY      :    MANASQUAN
                   STATE/ZIP : NJ  08736
    MORTGAGE AMOUNT :   280,260.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,067.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,032.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030805055     MORTGAGORS: PLECHATY             GEORGE

    REGION CODE    ADDRESS   : 4485 AUKAI AVENUE
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96816
    MORTGAGE AMOUNT :   993,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    992,128.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,203.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   015
    LTV :                 76.42300
    --------------------------------------------------------------------
0   0030805063     MORTGAGORS: DALTON               RANDY
                               KEHMN                SCOTT
    REGION CODE    ADDRESS   : 1528 STEMMONS AVEUNE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75208
    MORTGAGE AMOUNT :   261,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,746.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,962.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.96546
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,187,610.00
                               P & I AMT:     15,817.40
                               UPB AMT:   2,185,069.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           48
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030805113     MORTGAGORS: LEDONNE              JOE
                               LEDONNE              CYNTHIA
    REGION CODE    ADDRESS   : 1221 ARCHLEY DRIVE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77055
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,812.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,972.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030805162     MORTGAGORS: HARRIS               JAMES
                               HARRIS               TINA
    REGION CODE    ADDRESS   : 679 NORTH VALLEY ROAD
        01         CITY      :    PAOLI
                   STATE/ZIP : PA  19301
    MORTGAGE AMOUNT :   265,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,805.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,854.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 78.00000
    --------------------------------------------------------------------
0   0030805246     MORTGAGORS: KIRK                 ROBERT
                               KIRK                 JENNIFER
    REGION CODE    ADDRESS   : 11634 NORTH 129TH WAY
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,823.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 51.02000
    --------------------------------------------------------------------
0   0030805287     MORTGAGORS: MANGES               LEWIS
                               MANGES               MAXINE
    REGION CODE    ADDRESS   : 115 CREEK RD
        01         CITY      :    GLEN MILLS
                   STATE/ZIP : PA  19342
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 73.17000
    --------------------------------------------------------------------
0   0030805584     MORTGAGORS: CASTERLINE           GLENN
                               CASTERLINE           DEBRA
    REGION CODE    ADDRESS   : 330 PINEHURST AVENUE
        01         CITY      :    PLACENTIA
                   STATE/ZIP : CA  92870
    MORTGAGE AMOUNT :   229,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,707.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,317,100.00
                               P & I AMT:      9,657.93
                               UPB AMT:   1,316,341.48

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           49
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030805592     MORTGAGORS: COLWELL              GERALD
                               COLWELL              MAUREEN
    REGION CODE    ADDRESS   : 3117 EAST SUNSET HILL DRIVE
        01         CITY      :    WEST COVINA
                   STATE/ZIP : CA  91791
    MORTGAGE AMOUNT :   270,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,035.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,984.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030805824     MORTGAGORS: FILA                 BRIAN
                               FILA                 BETH
    REGION CODE    ADDRESS   : 3211 TALLY HO COURT
        01         CITY      :    WOODBRIDGE
                   STATE/ZIP : VA  22192
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,092.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,599.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030805881     MORTGAGORS: JONES                GEORGE
                               JONES                CYNTHIA
    REGION CODE    ADDRESS   : 2571 BABCOCK ROAD
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22181
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 57.77700
    --------------------------------------------------------------------
0   0030805964     MORTGAGORS: ADAWAG               JESSE
                               FAILI                SOHAILE
    REGION CODE    ADDRESS   : 27112 CALLE ESPERANZA
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   283,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,309.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,080.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030806038     MORTGAGORS: HALL                 GARY
                               HALL                 CARMEN
    REGION CODE    ADDRESS   : 13 CALIMO CIRCLE
        01         CITY      :    SANTA FE
                   STATE/ZIP : NM  87505
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,585.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.94700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,337,150.00
                               P & I AMT:      9,792.24
                               UPB AMT:   1,336,023.85

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           50
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030806194     MORTGAGORS: BELL                 ALLAN
                               BELL                 DALE
    REGION CODE    ADDRESS   : 73 MACARTHUR AVENUE
        01         CITY      :    CLOSTER
                   STATE/ZIP : NJ  07624
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,301.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.76700
    --------------------------------------------------------------------
0   0030806210     MORTGAGORS: POWERS               JOHN
                               POWERS               TERESA
    REGION CODE    ADDRESS   : 8952 MILLER LANE
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,836.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,538.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030806228     MORTGAGORS: CLARK                KENNETH

    REGION CODE    ADDRESS   : 25 ROLLING WOODS COURT
        01         CITY      :    WAINSCOTT
                   STATE/ZIP : NY  11975
    MORTGAGE AMOUNT :   324,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,355.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030806301     MORTGAGORS: LUCANIA              CATERTINA

    REGION CODE    ADDRESS   : 11153 SW 37TH MANOR
        01         CITY      :    DAVIE
                   STATE/ZIP : FL  33328
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,565.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,195.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/17
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 69.87100
    --------------------------------------------------------------------
0   0030806319     MORTGAGORS: JONES                RANDY
                               JONES                DEBORAH
    REGION CODE    ADDRESS   : 1451 PLEASANT LAKE ROAD
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21401
    MORTGAGE AMOUNT :   241,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,233.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,750.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 60.35000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,496,200.00
                               P & I AMT:     11,140.58
                               UPB AMT:   1,495,436.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           51
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030806335     MORTGAGORS: WOODSON              TERRY
                               WOODSON              SHIRLEY
    REGION CODE    ADDRESS   : 865 ROBERTSON ACADEMY ROAD
        01         CITY      :    NASHVILLE
                   STATE/ZIP : TN  37220
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,725.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,118.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 74.53400
    --------------------------------------------------------------------
0   0030806384     MORTGAGORS: EDMUNDSON            M
                               EDMUNDSON            JERI
    REGION CODE    ADDRESS   : 1170 N JUDD PLACE
        01         CITY      :    CHANDLER
                   STATE/ZIP : AZ  85226
    MORTGAGE AMOUNT :   290,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,823.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,209.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.75300
    --------------------------------------------------------------------
0   0030806475     MORTGAGORS: ROBERTS              DAVID
                               ROBERTS              PATRICIA
    REGION CODE    ADDRESS   : 11 WHITE RD
        01         CITY      :    WAYLAND
                   STATE/ZIP : MA  01778
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,849.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030806590     MORTGAGORS: BOYD                 MICHAEL
                               BOYD                 PHILLIS
    REGION CODE    ADDRESS   : 4819 ELKCREEK TRAIL
        01         CITY      :    RENO
                   STATE/ZIP : NV  89509
    MORTGAGE AMOUNT :   299,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,629.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,170.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.10100
    --------------------------------------------------------------------
0   0030806707     MORTGAGORS: ROBINSON             HARLOW
                               HOLLEY               ROBERT
    REGION CODE    ADDRESS   : 50-52 RUTLAND STREET UNIT 1
        01         CITY      :    BOSTON
                   STATE/ZIP : MA  02118
    MORTGAGE AMOUNT :   299,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    298,827.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,352.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 93.73000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,561,100.00
                               P & I AMT:     11,700.21
                               UPB AMT:   1,559,005.58

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           52
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030806723     MORTGAGORS: SCULLY               MICHAEL
                               SCULLY               ANN
    REGION CODE    ADDRESS   : 6912 ALMANSA STREET
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33146
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,012.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,048.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030806756     MORTGAGORS: BATES                R.SCOTT
                               BATES                RICKIE
    REGION CODE    ADDRESS   : 1825 N JEFFERSON STREET
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22205
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 71.42800
    --------------------------------------------------------------------
0   0030806764     MORTGAGORS: ROBRAHN              PHILLIP
                               ROBRAHN              LISA
    REGION CODE    ADDRESS   : 6109 TOBEY COURT
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : VA  22151
    MORTGAGE AMOUNT :   256,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,609.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030806798     MORTGAGORS: PAITAKES             IRENE

    REGION CODE    ADDRESS   : 7 SEVILL CIRCLE
        01         CITY      :    CLARK
                   STATE/ZIP : NJ  07066
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,851.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,883.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.23000
    --------------------------------------------------------------------
0   0030806996     MORTGAGORS: BAUM                 PETER
                               BAUM                 JEAN
    REGION CODE    ADDRESS   : 1292 BARTONSHIRE WAY
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MA  20854
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,195.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,633.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 86.03700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,309,000.00
                               P & I AMT:      9,562.82
                               UPB AMT:   1,306,467.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           53
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030807002     MORTGAGORS: KEARNEY              MARK
                               KEARNEY              MARCI
    REGION CODE    ADDRESS   : 5561 ARLENE WAY
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,814.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030807010     MORTGAGORS: KELLER               PETER
                               BILLINGS             DEBORAH
    REGION CODE    ADDRESS   : 3111 DRUMM COURT
        01         CITY      :    KENSINGTON
                   STATE/ZIP : MD  20895
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,822.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030807101     MORTGAGORS: VOSE                 DAVID
                               VOSE                 KATHERINE
    REGION CODE    ADDRESS   : 91 EMERALD DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   364,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,749.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,639.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.13043
    --------------------------------------------------------------------
0   0030807150     MORTGAGORS: NEX                  ANTHONY
                               NEX                  KRISTINE
    REGION CODE    ADDRESS   : 3589 MILITARY AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90034
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,852.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030807242     MORTGAGORS: O'DAY                SEAN

    REGION CODE    ADDRESS   : 9927 INDIAN QUEEN POINT  ROAD
        01         CITY      :    FORT WASHINGTON
                   STATE/ZIP : MD  20744
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,579.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 68.57100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,484,000.00
                               P & I AMT:     10,791.84
                               UPB AMT:   1,483,238.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           54
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030807259     MORTGAGORS: PHILLIPS SR          JOHN
                               TIDWELL PHILLIPS     MARY
    REGION CODE    ADDRESS   : 5025 MIDLAND TRACE
        01         CITY      :    MIDLAND
                   STATE/ZIP : GA  31820
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,596.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.94900
    --------------------------------------------------------------------
0   0030807283     MORTGAGORS: MANSFIELD            PHILIP
                               MANSFIELD            LESLIE
    REGION CODE    ADDRESS   : 7611 YALE COURT
        01         CITY      :    FREDERICK
                   STATE/ZIP : MD  21702
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030807309     MORTGAGORS: PEDERSON             PAUL
                               PEDERSON             DANIELLE
    REGION CODE    ADDRESS   : 25910 SOUTHEAST 22ND PLACE
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    431,717.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,207.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030807473     MORTGAGORS: SULLIVAN             KENNETH
                               SULLIVAN             JOYCE
    REGION CODE    ADDRESS   : 4800 KINGS LANDING COURT
        01         CITY      :    HUNTINGTOWN
                   STATE/ZIP : MD  20639
    MORTGAGE AMOUNT :   222,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,408.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,671.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.98506
    --------------------------------------------------------------------
0   0030807481     MORTGAGORS: GORDON               TIMOTHY
                               GORDON               ANNETTE
    REGION CODE    ADDRESS   : 12 BAYSIDE DRIVE
        01         CITY      :    ATLANTIC HIGHLANDS
                   STATE/ZIP : NJ  07716
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,806.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,371.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,522,550.00
                               P & I AMT:     11,308.44
                               UPB AMT:   1,521,527.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           55
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030808174     MORTGAGORS: ELLIOTT              ROBERT
                               ELLIOTT              LINDA
    REGION CODE    ADDRESS   : 3219 159TH PLACE S.E.
        01         CITY      :    MILL CREEK
                   STATE/ZIP : WA  98012
    MORTGAGE AMOUNT :   279,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,962.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,048.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.98700
    --------------------------------------------------------------------
0   0030808273     MORTGAGORS: JOSEPHSON            MARK
                               JOSEPHSON            KATHRYN
    REGION CODE    ADDRESS   : 29439 115TH AVENUE WAY
        01         CITY      :    WELCH
                   STATE/ZIP : MN  55089
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,835.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,797.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.20057
    --------------------------------------------------------------------
0   0030808281     MORTGAGORS: TUERK                EDWARD
                               PETTIT               MARK
    REGION CODE    ADDRESS   : 1848 HEDGE ROSE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30324
    MORTGAGE AMOUNT :   299,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.98800
    --------------------------------------------------------------------
0   0030808315     MORTGAGORS: MARGULIS             MICHAEL
                               EISENSTADT           PAULA
    REGION CODE    ADDRESS   : 57 TARA DRIVE
        01         CITY      :    ROSLYN
                   STATE/ZIP : NY  11576
    MORTGAGE AMOUNT :   472,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    472,182.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,467.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030808513     MORTGAGORS: BEATY                DANIEL
                               BEATY                REBECCA
    REGION CODE    ADDRESS   : 10800 CARMEL AVENUE
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   317,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,331.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,386.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,613,750.00
                               P & I AMT:     11,922.87
                               UPB AMT:   1,611,812.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           56
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030808612     MORTGAGORS: WISHART              WARREN
                               WISHART              INES
    REGION CODE    ADDRESS   : 5 CRESTVIEW ROAD
        01         CITY      :    MOUNTAIN LAKES
                   STATE/ZIP : NJ  07046
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,691.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 71.96200
    --------------------------------------------------------------------
0   0030808778     MORTGAGORS: PENNING              RUSSELL
                               PENNING              SOPHIA
    REGION CODE    ADDRESS   : 240 LEPONT CIRCLE
        01         CITY      :    WHITPAIN TWP
                   STATE/ZIP : PA  19422
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,771.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,236.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.00000
    --------------------------------------------------------------------
0   0030808927     MORTGAGORS: NASH                 STEPHEN
                               NASH                 KATHLEEN
    REGION CODE    ADDRESS   : 6611 DEGEN DR.
        01         CITY      :    BURKE
                   STATE/ZIP : VA  22015
    MORTGAGE AMOUNT :   252,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,521.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,810.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030808935     MORTGAGORS: ROSSETTI             STEPHEN
                               RICH                 ROBBIE
    REGION CODE    ADDRESS   : 5408 DUVALL DRIVE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20816
    MORTGAGE AMOUNT :   464,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    463,664.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,284.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030808950     MORTGAGORS: STINNETT             GARY
                               STINNETT             NANETTE
    REGION CODE    ADDRESS   : 11310 TAVERNAY PARKWAY
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28262
    MORTGAGE AMOUNT :   249,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,336.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,852.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.98600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,667,200.00
                               P & I AMT:     11,875.69
                               UPB AMT:   1,666,293.88

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           57
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030808976     MORTGAGORS: CHANG                MING-SHIAN
                               CHANG                YUH-YING
    REGION CODE    ADDRESS   : 1256 LEXINGTON AVENUE
        01         CITY      :    WESTMINISTER
                   STATE/ZIP : CO  80020
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,790.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,289.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030808984     MORTGAGORS: SCOTT                LENA
                               LUNDH                K.
    REGION CODE    ADDRESS   : 3651 PRINCE ROAD
        01         CITY      :    MARSHALL
                   STATE/ZIP : VA  20115
    MORTGAGE AMOUNT :   397,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    397,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,021.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030809024     MORTGAGORS: ROUTSON              WILLIAM
                               ROUTSON              DENICE
    REGION CODE    ADDRESS   : 9977 WADE'S POINT ROAD
        01         CITY      :    MC DANIEL
                   STATE/ZIP : MD  21647
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,817.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 54.63900
    --------------------------------------------------------------------
0   0030809032     MORTGAGORS: STEER                DAVID
                               STEER                SHEILA
    REGION CODE    ADDRESS   : 127 TALARICO ROAD
        01         CITY      :    HORSEHEADS
                   STATE/ZIP : NY  14845
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,832.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030809073     MORTGAGORS: KOHLBERG             IRA
                               GILLESPIE            MARGARET
    REGION CODE    ADDRESS   : 11308 SOUTH SHORE DRIVE
        01         CITY      :    RESTON
                   STATE/ZIP : VA  20190
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,783.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,510,500.00
                               P & I AMT:     11,042.96
                               UPB AMT:   1,509,723.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           58
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030809081     MORTGAGORS: ROSE                 J. MICHAEL
                               SHERARD              MARK
    REGION CODE    ADDRESS   : 3707 40TH AVENUE SOUTHWEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98126
    MORTGAGE AMOUNT :   223,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,054.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,657.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030809198     MORTGAGORS: PICKUP               GREGORY
                               PICKUP               BARBARA
    REGION CODE    ADDRESS   : 831 RIDGE RD
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : IL  60035
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,832.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,900.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030809255     MORTGAGORS: MCKAY                JACK

    REGION CODE    ADDRESS   : 6 POOR RICHARDS WAY
        01         CITY      :    NANTUCKET
                   STATE/ZIP : MA  02554
    MORTGAGE AMOUNT :   315,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 63.00000
    --------------------------------------------------------------------
0   0030809289     MORTGAGORS: LINNEMAN             RONALD
                               LINNEMAN             DONNA
    REGION CODE    ADDRESS   : 1609 HI MOUNTAIN ROAD
        01         CITY      :    ARROYO-GRANDE
                   STATE/ZIP : CA  93420
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,771.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030809321     MORTGAGORS: GOBIN                Y
                               GOBIN                JOVANA
    REGION CODE    ADDRESS   : 3137 CAVENDISH DR
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90064
    MORTGAGE AMOUNT :   408,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    407,726.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,993.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,542,200.00
                               P & I AMT:     11,303.30
                               UPB AMT:   1,541,384.65

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           59
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030809453     MORTGAGORS: CUCCI                JOHN
                               CUCCI                CLAUDETTE
    REGION CODE    ADDRESS   : 4252 CAMELLIA AVE
        01         CITY      :    STUDIO CITY
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   328,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,057.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,410.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030809545     MORTGAGORS: KUNZELMANN           GREGORY
                               KUNZELMANN           ROISIN
    REGION CODE    ADDRESS   : 6139 WOODLAKE RD
        01         CITY      :    JUPITER
                   STATE/ZIP : FL  33458
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,850.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,765.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 85.45400
    --------------------------------------------------------------------
0   0030809594     MORTGAGORS: KREICHMAN            STEVEN
                               KREICHMAN            JENNIFER
    REGION CODE    ADDRESS   : 174 MIDDLE NECK ROAD
        01         CITY      :    SANDS POINT
                   STATE/ZIP : NY  11050
    MORTGAGE AMOUNT :   460,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,714.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,496.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 56.79000
    --------------------------------------------------------------------
0   0030809685     MORTGAGORS: HO                   STEVE

    REGION CODE    ADDRESS   : 69-42 225TH STREET
        01         CITY      :    BAYSIDE
                   STATE/ZIP : NY  11364
    MORTGAGE AMOUNT :   229,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,220.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 85.00000
    --------------------------------------------------------------------
0   0030809693     MORTGAGORS: MCGINNIS             CHRISTOPHER
                               MORRIS               RICHARD
    REGION CODE    ADDRESS   : 1062 CHILDERS ROAD
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30324
    MORTGAGE AMOUNT :   272,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,232.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,000.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.98800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,525,600.00
                               P & I AMT:     11,437.16
                               UPB AMT:   1,524,075.79

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           60
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030809727     MORTGAGORS: GARDNER              JAMES
                               GARDNER              DIANE
    REGION CODE    ADDRESS   : LOT 2 B 761 NOTTINGHAM ROAD
        01         CITY      :    WINDHAM
                   STATE/ZIP : NH  03087
    MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,064.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,274.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.69900
    --------------------------------------------------------------------
0   0030809891     MORTGAGORS: EASTON               MARK
                               EASTON               ROSA
    REGION CODE    ADDRESS   : 5026 ROCKBLUFF DRIVE
        01         CITY      :    ROLLING HILLS ESTATES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,697.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,190.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030809974     MORTGAGORS: LISH                 MACKIE
                               LISH                 THERESA
    REGION CODE    ADDRESS   : 3700 SOUTH MARIGOLD PLACE
        01         CITY      :    CHANDLER
                   STATE/ZIP : AZ  85248
    MORTGAGE AMOUNT :   328,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,579.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,412.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.96700
    --------------------------------------------------------------------
0   0030810030     MORTGAGORS: SANSTAD              KATHERINE
                               SANSTAD              ALAN
    REGION CODE    ADDRESS   : 1814 VIRGINIA STREET
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94703
    MORTGAGE AMOUNT :   301,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    301,276.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,371.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 89.98507
    --------------------------------------------------------------------
0   0030810055     MORTGAGORS: BARNETT              CASEY
                               BARNETT              LOIS
    REGION CODE    ADDRESS   : 8515 CROWN COURT
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,835.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,014.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.29100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,634,500.00
                               P & I AMT:     12,263.16
                               UPB AMT:   1,633,452.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           61
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030810105     MORTGAGORS: KIEM                 MICHAEL
                               KIEM                 JEANNETTE
    REGION CODE    ADDRESS   : 8626 EAGLE GLENN TERRACE
        01         CITY      :    FAIRFAX STATION
                   STATE/ZIP : VA  22039
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030810204     MORTGAGORS: BORGES               CHRISTOPHER
                               BORGES               TERRI
    REGION CODE    ADDRESS   : 640 PINEWOOD DRIVE
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21401
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,811.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030810279     MORTGAGORS: GEIGER               VERONICA
                               GRIFFITH             C
    REGION CODE    ADDRESS   : 6530 EAST FANFOL DRIVE
        01         CITY      :    PARADISE VALLEY
                   STATE/ZIP : AZ  85253
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,810.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,231.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030810287     MORTGAGORS: SCHWAB               JOHN
                               SCHWAB               CAROL
    REGION CODE    ADDRESS   : 13065 WADE DRIVE
        01         CITY      :    NEW BERLIN
                   STATE/ZIP : WI  53151
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,863.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,672.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 88.00000
    --------------------------------------------------------------------
0   0030810527     MORTGAGORS: WALTER               AUGUSTINE
                               WALTER               SUGANTHI
    REGION CODE    ADDRESS   : 15088 WETHERBURN DRIVE
        01         CITY      :    CENTREVILLE
                   STATE/ZIP : VA  20120
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,833.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,313,000.00
                               P & I AMT:      9,577.18
                               UPB AMT:   1,312,319.27

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           62
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030810568     MORTGAGORS: ROONEY               GARY
                               ROONEY               SARAH
    REGION CODE    ADDRESS   : LOT 7 ROBBINS FARM ROAD
        01         CITY      :    DUNSTABLE
                   STATE/ZIP : MA  01827
    MORTGAGE AMOUNT :   276,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,075.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030810584     MORTGAGORS: MAISON               FEDERICO

    REGION CODE    ADDRESS   : 8501 N.W. 7TH STREET #67
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33126
    MORTGAGE AMOUNT :    76,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     75,905.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       577.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030810592     MORTGAGORS: SPATZ                DAVID
                               SPATZ                LINDA
    REGION CODE    ADDRESS   : 60 FRIEND TERRACE
        01         CITY      :    HARRINGTON PARK
                   STATE/ZIP : NJ  07640
    MORTGAGE AMOUNT :   307,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,337.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030810675     MORTGAGORS: CASTLEBERRY          JEFFREY
                               CASTLEBERRY          KIMBERLY
    REGION CODE    ADDRESS   : 1413 CLOVER CREEK DRIVE
        01         CITY      :    LONGMONT
                   STATE/ZIP : CO  80503
    MORTGAGE AMOUNT :   220,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,759.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,659.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 84.26200
    --------------------------------------------------------------------
0   0030810725     MORTGAGORS: BROWN                STUART
                               SIEBEL               MARGARET
    REGION CODE    ADDRESS   : 3816 ALBERMARLE STREET
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   236,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,114.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,858.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,117,050.00
                               P & I AMT:      8,509.52
                               UPB AMT:   1,116,678.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           63
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030811038     MORTGAGORS: COURTRIGHT           JOHN
                               COURTRIGHT           JEANNE
    REGION CODE    ADDRESS   : 255 LONGCOMMON ROAD
        01         CITY      :    RIVERSIDE
                   STATE/ZIP : IL  60546
    MORTGAGE AMOUNT :   287,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,062.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,132.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030811046     MORTGAGORS: PHILLIPS             RONALD
                               PHILLIPS             SUSAN
    REGION CODE    ADDRESS   : 13668 E. PARADISE DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85255
    MORTGAGE AMOUNT :   232,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,055.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.96400
    --------------------------------------------------------------------
0   0030811053     MORTGAGORS: JESS                 CHARLES
                               JESS                 ELIZABETH
    REGION CODE    ADDRESS   : 317 STANLEY PARK LANE
        01         CITY      :    FRANKLIN
                   STATE/ZIP : TN  37069
    MORTGAGE AMOUNT :   226,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,710.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,697.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99700
    --------------------------------------------------------------------
0   0030811137     MORTGAGORS: KING                 TIMOTHY
                               KING                 BARBARA
    REGION CODE    ADDRESS   : 5862 MIST FLOWER LANE
        01         CITY      :    WESTERVILLE
                   STATE/ZIP : OH  43082
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,813.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,280.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 71.85600
    --------------------------------------------------------------------
0   0030811145     MORTGAGORS: RYNAS                CHRISTOPHER
                               RYNAS                DEBRA
    REGION CODE    ADDRESS   : 4200 BARNSLEY DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   229,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,667.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,620.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 94.62800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,274,450.00
                               P & I AMT:      9,496.65
                               UPB AMT:   1,273,309.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           64
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030811186     MORTGAGORS: ALLEN                ANTHONY
                               KEOUGH               KELLI
    REGION CODE    ADDRESS   : 8300 TALBOT LANE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   373,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    373,349.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,741.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030811210     MORTGAGORS: BROWN                KATHY

    REGION CODE    ADDRESS   : 15127 FLYING MIST ROAD
        01         CITY      :    SAN LEANDRO
                   STATE/ZIP : CA  94579
    MORTGAGE AMOUNT :   261,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,724.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99389
    --------------------------------------------------------------------
0   0030811277     MORTGAGORS: GUSTAFSON            ROBERT
                               GUSTAFSON            DEBRA
    REGION CODE    ADDRESS   : 15029 RANCHO REAL
        01         CITY      :    DEL MAR
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   492,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    491,661.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,567.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030811376     MORTGAGORS: BHAK                 DAVID
                               BHAK                 HEE
    REGION CODE    ADDRESS   : 14414 31ST DRIVE SOUTHEAST
        01         CITY      :    MILL CREEK
                   STATE/ZIP : WA  98012
    MORTGAGE AMOUNT :   222,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,204.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.98259
    --------------------------------------------------------------------
0   0030811384     MORTGAGORS: ABRAMOWITZ           STEVE

    REGION CODE    ADDRESS   : 6219 REDHILL ROAD
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80304
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,795.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,404.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 61.53800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,669,850.00
                               P & I AMT:     12,285.42
                               UPB AMT:   1,668,735.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           65
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030811418     MORTGAGORS: BOUNDS               KEVIN
                               BOUNDS               ANGELIQUE
    REGION CODE    ADDRESS   : 1851 DUKE OF YORK QUAY
        01         CITY      :    VIRGINIA BEACH
                   STATE/ZIP : VA  23454
    MORTGAGE AMOUNT :   329,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,386.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030811442     MORTGAGORS: NICHOLS              DAN
                               NICHOLS              DENISE
    REGION CODE    ADDRESS   : 1385 SOUTH HONEYSUCKLE COURT
        01         CITY      :    GILBERT
                   STATE/ZIP : AZ  85296
    MORTGAGE AMOUNT :   233,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,301.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,753.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.98700
    --------------------------------------------------------------------
0   0030811459     MORTGAGORS: FLETCHER             JAMES
                               FLETCHER             SUSAN
    REGION CODE    ADDRESS   : 1301 WHITE CHAPEL LANE
        01         CITY      :    ALGONQUIN
                   STATE/ZIP : IL  60102
    MORTGAGE AMOUNT :   238,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,209.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,853.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 94.99300
    --------------------------------------------------------------------
0   0030811467     MORTGAGORS: CARTER               MALCOLM
                               YOSHIDA              JARRET
    REGION CODE    ADDRESS   : 1426 CORCORAN STREET, N.W.
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20009
    MORTGAGE AMOUNT :   261,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,415.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,874.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030811517     MORTGAGORS: DAVIS                GORDON
                               MCCARTHY             JULANNE
    REGION CODE    ADDRESS   : 172 THE HIGHLANDS
        01         CITY      :    TUSCALOOSA
                   STATE/ZIP : AL  35405
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,669.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,314,600.00
                               P & I AMT:      9,739.86
                               UPB AMT:   1,313,794.98

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           66
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030811590     MORTGAGORS: BOEDER               LESLIE
                               BOEDER               SYLVIA
    REGION CODE    ADDRESS   : 1719 SPRINGCREEK ROAD
        01         CITY      :    BARRINGTON HILLS
                   STATE/ZIP : IL  60010
    MORTGAGE AMOUNT :   363,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,512.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,700.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030811640     MORTGAGORS: WALLACE              WILLIAM
                               WALLACE              JEAN
    REGION CODE    ADDRESS   : 1262 STEAMBOAT VALLEY ROAD
        01         CITY      :    LYONS
                   STATE/ZIP : CO  80540
    MORTGAGE AMOUNT :   226,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,647.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,664.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030811657     MORTGAGORS: VASQUEZ              EMILIO
                               VASQUEZ              GLORIA
    REGION CODE    ADDRESS   : 1515 WESTERN AVENUE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91201
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,827.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,028.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030811715     MORTGAGORS: BALL                 MARTHA
                               BALL                 DANIEL
    REGION CODE    ADDRESS   : 21 MARTIN STREET
        01         CITY      :    ESSEX
                   STATE/ZIP : MA  01929
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,857.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,943.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030811756     MORTGAGORS: HALES                JOHN
                               HALES                BARBARA
    REGION CODE    ADDRESS   : 2036 AVIGNON PLACE
        01         CITY      :    HALF MOON BAY
                   STATE/ZIP : CA  94019
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,624.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,898.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 72.60200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,372,550.00
                               P & I AMT:     10,235.09
                               UPB AMT:   1,371,470.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           67
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030812010     MORTGAGORS: MERRITT              CHERYL
                               MERRITT              ROBERT
    REGION CODE    ADDRESS   : 8604 SLATE HILL CIRCLE
        01         CITY      :    FREDERICK
                   STATE/ZIP : MD  21701
    MORTGAGE AMOUNT :   226,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,244.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,641.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 88.61000
    --------------------------------------------------------------------
0   0030812150     MORTGAGORS: GILBERT              BARRY
                               GILBERT              ELAINE
    REGION CODE    ADDRESS   : 1604 GRAND AVENUE
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94901
    MORTGAGE AMOUNT :   648,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    647,127.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,754.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.90200
    --------------------------------------------------------------------
0   0030812168     MORTGAGORS: DRESSER              JAMES
                               DRESSER              DELORIS
    REGION CODE    ADDRESS   : 32 TES0RO
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   224,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,945.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,624.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030812259     MORTGAGORS: O'TOOLE              JAMES

    REGION CODE    ADDRESS   : 8645 PETE WILES ROAD
        01         CITY      :    MIDDLETOWN
                   STATE/ZIP : MD  21769
    MORTGAGE AMOUNT :   231,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,032.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,636.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 85.00000
    --------------------------------------------------------------------
0   0030812267     MORTGAGORS: ROTHENSTEIN          HOWARD
                               ROTHENSTEIN          SUSAN
    REGION CODE    ADDRESS   : 4865 OXFORD WAY
        01         CITY      :    BOCA RATON
                   STATE/ZIP : FL  33434
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,681.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,756.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.36508
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,829,700.00
                               P & I AMT:     13,414.00
                               UPB AMT:   1,828,031.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           68
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030812283     MORTGAGORS: BERLENZA             DAVID
                               BERLANGA             ELIZABETH
    REGION CODE    ADDRESS   : 4521 OSO PARKWAY
        01         CITY      :    CORPUS CHRISTI
                   STATE/ZIP : TX  78413
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,923.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.57500
    --------------------------------------------------------------------
0   0030812291     MORTGAGORS: COY                  JERRY
                               COY                  DENISE
    REGION CODE    ADDRESS   : 15830 SOUTHEAST 58TH STREET
        01         CITY      :    BELLEVUE
                   STATE/ZIP : WA  98006
    MORTGAGE AMOUNT :   363,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    363,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,669.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99100
    --------------------------------------------------------------------
0   0030812325     MORTGAGORS: NEUFVILLE            NORTIMER
                               NEUFVILLE            MASIE
    REGION CODE    ADDRESS   : 14844 POPLAR HILL ROAD
        01         CITY      :    GERMANTOWN
                   STATE/ZIP : MD  20874
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,717.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,865.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 88.68196
    --------------------------------------------------------------------
0   0030812374     MORTGAGORS: CROSBY               LAURENCE
                               ZANE                 LESLIE
    REGION CODE    ADDRESS   : 38961 ALTURA STREET
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94536
    MORTGAGE AMOUNT :   355,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    355,279.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,702.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030812481     MORTGAGORS: VERDESCA             STEPHEN
                               DURNER               PATRICIA
    REGION CODE    ADDRESS   : 1 CALAIS RD
        01         CITY      :    MENDHAM
                   STATE/ZIP : NJ  07945
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,760.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,435.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,715,300.00
                               P & I AMT:     12,596.21
                               UPB AMT:   1,714,556.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           69
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030812531     MORTGAGORS: WINN                 DAVID
                               WINN                 LOIS
    REGION CODE    ADDRESS   : 8020 POCO ROAD
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80908
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,774.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,554.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 83.90200
    --------------------------------------------------------------------
0   0030812580     MORTGAGORS: POHLMAN              SCOTT
                               POHLMAN              MARCY
    REGION CODE    ADDRESS   : 6260 NIAGARA COURT NORTH
        01         CITY      :    MAPLE GROVE
                   STATE/ZIP : MN  55311
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.75000
    --------------------------------------------------------------------
0   0030812598     MORTGAGORS: STOWERS              DENNIS
                               STOWERS              PATTI
    REGION CODE    ADDRESS   : 4236 SNAIL LAKE BLVD
        01         CITY      :    SHOREVIEW
                   STATE/ZIP : MN  55112
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,712.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.64500
    --------------------------------------------------------------------
0   0030812614     MORTGAGORS: MOROZ                MICHAEL
                               MOROZ                JENNIFER
    REGION CODE    ADDRESS   : 6248 NIAGARA COURT NORTH
        01         CITY      :    MAPLE GROVE
                   STATE/ZIP : MN  55311
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,811.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,138.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 78.68800
    --------------------------------------------------------------------
0   0030812655     MORTGAGORS: EDWARDS              DAVID
                               EDWARDS              ELIZABETH
    REGION CODE    ADDRESS   : 1470 BARRINGTON WOODS DRIVE
        01         CITY      :    BROOKFIELD
                   STATE/ZIP : WI  53045
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,857.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 69.69600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,618,000.00
                               P & I AMT:     12,031.69
                               UPB AMT:   1,617,443.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           70
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030812663     MORTGAGORS: DONAVAN              JOHN
                               DONAVAN              CATHERINE
    REGION CODE    ADDRESS   : 2869 E. PAWNEE
        01         CITY      :    SIERRA VISTA
                   STATE/ZIP : AZ  85635
    MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,441.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,793.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030812762     MORTGAGORS: NELSON               LAWRENCE
                               NELSON               VICTORIA
    REGION CODE    ADDRESS   : 411 NATALIE LANE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   391,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,000.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,939.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99900
    --------------------------------------------------------------------
0   0030812952     MORTGAGORS: SOUDER               KIRK
                               SOUDER               MARY
    REGION CODE    ADDRESS   : 6509 BALLYMORE LANE
        01         CITY      :    CLARKSVILLE
                   STATE/ZIP : MD  21029
    MORTGAGE AMOUNT :   258,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,333.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,853.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99000
    --------------------------------------------------------------------
0   0030812994     MORTGAGORS: VENKATRAM            VIJAY
                               VENKATRAM            SHYAMALA
    REGION CODE    ADDRESS   : 7596 THORN TREE LANE
        01         CITY      :    CORDOVA
                   STATE/ZIP : TN  38018
    MORTGAGE AMOUNT :   255,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,732.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,900.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030813000     MORTGAGORS: DAVIS                KATHLEEN

    REGION CODE    ADDRESS   : 134 STADIUM AVENUE
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   284,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,657.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,059.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,431,500.00
                               P & I AMT:     10,546.18
                               UPB AMT:   1,430,166.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           71
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030813026     MORTGAGORS: BRUNO                DAVID
                               BRUNO                SHARON
    REGION CODE    ADDRESS   : 11705 SOUTHWEST LANCASTER ROAD
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97219
    MORTGAGE AMOUNT :   311,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,196.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,312.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030813117     MORTGAGORS: ARCHIBALD            LAURIE

    REGION CODE    ADDRESS   : 3 BARRINGTON DR.
        01         CITY      :    WHEELING
                   STATE/ZIP : WV  26003
    MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,597.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,935.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030813323     MORTGAGORS: JACKSON              MICHAEL
                               JACKSON              JOYCE
    REGION CODE    ADDRESS   : 4700 WINDRUSH CIRCLE
        01         CITY      :    NORMAN
                   STATE/ZIP : OK  73072
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,324.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,069.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.98400
    --------------------------------------------------------------------
0   0030813380     MORTGAGORS: DEGRAFF              DUANNE
                               DEGRAFF              PATRICIA
    REGION CODE    ADDRESS   : 1584 REDHAVEN DRIVE
        01         CITY      :    SEVERN PARK
                   STATE/ZIP : MD  21144
    MORTGAGE AMOUNT :   223,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.99300
    --------------------------------------------------------------------
0   0030813398     MORTGAGORS: HENSLEY              JIM
                               HENSLEY              MARY
    REGION CODE    ADDRESS   : 110 POPPY HILLS COVE N
        01         CITY      :    GEORGETOWN
                   STATE/ZIP : TX  78628
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,583.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.09000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,410,250.00
                               P & I AMT:     10,620.80
                               UPB AMT:   1,409,718.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           72
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030813422     MORTGAGORS: PRESTON              ANNE
                               CONROY               KATHLEEN
    REGION CODE    ADDRESS   : 1016 2ND AVENUE N
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98109
    MORTGAGE AMOUNT :   321,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,373.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,303.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030813513     MORTGAGORS: MARKOWITZ            MICHAEL
                               JEFFE                BETH
    REGION CODE    ADDRESS   : 24 PAINTBRUSH CIRCLE
        01         CITY      :    SANTA FE
                   STATE/ZIP : NM  87501
    MORTGAGE AMOUNT :   513,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    513,396.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,725.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030813521     MORTGAGORS: KOCHEVAR             SUSAN

    REGION CODE    ADDRESS   : 2060 FOX RIDGE DRIVE
        01         CITY      :    PASADENA
                   STATE/ZIP : CA  91107
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,814.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030813539     MORTGAGORS: LONGBOTTOM           JOSEPH
                               LONGBOTTOM           DIANE
    REGION CODE    ADDRESS   : 2827 BERRYLAND DRIVE
        01         CITY      :    OAKTON
                   STATE/ZIP : VA  22124
    MORTGAGE AMOUNT :   258,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,035.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,939.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 71.32596
    --------------------------------------------------------------------
0   0030813679     MORTGAGORS: SCHULTE              PAUL
                               SCHULTE              HEATHER
    REGION CODE    ADDRESS   : 128 ESTHER
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   271,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,831.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,059.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.94100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,634,550.00
                               P & I AMT:     11,986.31
                               UPB AMT:   1,633,450.55

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           73
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030813919     MORTGAGORS: ATAGI                PATRICK
                               ATAGI                TRACY
    REGION CODE    ADDRESS   : 1205 CROTON DRIVE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22308
    MORTGAGE AMOUNT :   263,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,150.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030813927     MORTGAGORS: WALTERHOUSE          STEVEN
                               WALTERHOUSE          KATHERINE
    REGION CODE    ADDRESS   : 1630 MYRTLE LAKE HILLS ROAD
        01         CITY      :    LONGWOOD
                   STATE/ZIP : FL  32750
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,824.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,073.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030814149     MORTGAGORS: YOPP                 IVAN
                               YOPP                 TRACY
    REGION CODE    ADDRESS   : 13127 TUCKAWAY DRIVE
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  22071
    MORTGAGE AMOUNT :   249,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,119.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030814263     MORTGAGORS: TORTO                MICHAEL
                               TORTO                DIANE
    REGION CODE    ADDRESS   : 32 BOSTON RD
        01         CITY      :    WESTFORD
                   STATE/ZIP : MA  01886
    MORTGAGE AMOUNT :   356,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,707.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 74.21800
    --------------------------------------------------------------------
0   0030814354     MORTGAGORS: SKELDING             DAVID
                               SKELDING             KAREN
    REGION CODE    ADDRESS   : 542 THATCHER
        01         CITY      :    RIVER FOREST
                   STATE/ZIP : IL  60305
    MORTGAGE AMOUNT :   520,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    519,668.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,906.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,664,700.00
                               P & I AMT:     12,337.62
                               UPB AMT:   1,664,011.97

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           74
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030814420     MORTGAGORS: WRIGHT               TIMOTHY

    REGION CODE    ADDRESS   : 3226 EAST ROCK WREN ROAD
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85044
    MORTGAGE AMOUNT :   226,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,509.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030814552     MORTGAGORS: MILLET               CHAD
                               MILLET               SANDRA
    REGION CODE    ADDRESS   : 142 E OAKRIDGE PARK
        01         CITY      :    METARIE
                   STATE/ZIP : LA  70005
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,755.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,574.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 61.73900
    --------------------------------------------------------------------
0   0030814800     MORTGAGORS: TROESCHEL            THOMAS

    REGION CODE    ADDRESS   : 3934 MORRISON STREET NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20015
    MORTGAGE AMOUNT :   287,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,997.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,057.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030814818     MORTGAGORS: HOUCK                JONATHAN
                               HOUCK                SHARON
    REGION CODE    ADDRESS   : 245 VILLAGE DRIVE
        01         CITY      :    CHESHIRE
                   STATE/ZIP : CT  06410
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,691.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 74.28500
    --------------------------------------------------------------------
0   0030814842     MORTGAGORS: CLARK                THOMAS
                               CLARK                KAREN
    REGION CODE    ADDRESS   : 16900 MIDWAY ROAD
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,827.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 65.78900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,379,000.00
                               P & I AMT:     10,170.35
                               UPB AMT:   1,377,782.57

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           75
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030814859     MORTGAGORS: FAWTHORP             JOHN
                               GARNETT              ELIZABETH
    REGION CODE    ADDRESS   : 179 CONSORT HILL
        01         CITY      :    MEDIA
                   STATE/ZIP : PA  19063
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,745.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,579.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030814867     MORTGAGORS: SEXTON               TARA
                               GODORECCI            JAMES
    REGION CODE    ADDRESS   : 1524 CANTERBURY LANE
        01         CITY      :    BERWYN
                   STATE/ZIP : PA  19312
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,826.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030814875     MORTGAGORS: COOPER               DONALD
                               COOPER               SUSAN
    REGION CODE    ADDRESS   : 8330 316TH PLACE SE
        01         CITY      :    PRESTON
                   STATE/ZIP : WA  98050
    MORTGAGE AMOUNT :   287,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,021.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030814958     MORTGAGORS: DE CELLE             ARTHUR
                               HAINES DE CELLE      MARYANN
    REGION CODE    ADDRESS   : 210 N LEE STREET
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22046
    MORTGAGE AMOUNT :   242,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,933.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,755.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030814982     MORTGAGORS: ADAIR                GREGORY
                               ADAIR                GENETTA
    REGION CODE    ADDRESS   : 10 ACRES COLLIERVILLE-ARLINGTON ROA
        01         CITY      :    EADS
                   STATE/ZIP : TN  38028
    MORTGAGE AMOUNT :   286,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,809.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,215.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/26
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 69.75600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,421,300.00
                               P & I AMT:     10,495.63
                               UPB AMT:   1,420,337.15

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           76
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030814990     MORTGAGORS: BOETGER              MICHAEL
                               BOETGER              DONNA
    REGION CODE    ADDRESS   : 2142 LAKE PAGE DRIVE
        01         CITY      :    COLLIERVILLE
                   STATE/ZIP : TN  38017
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,842.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,724.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.30700
    --------------------------------------------------------------------
0   0030815047     MORTGAGORS: FITZGERALD           TIMOTHY

    REGION CODE    ADDRESS   : 855 WEST LAREDO AVE
        01         CITY      :    GILBERT
                   STATE/ZIP : AZ  85233
    MORTGAGE AMOUNT :   246,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,604.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 94.97700
    --------------------------------------------------------------------
0   0030815302     MORTGAGORS: RUSSO                RONALD
                               RUSSO                LINDA
    REGION CODE    ADDRESS   : 691 PRIMROSE LANE
        01         CITY      :    BENICIA
                   STATE/ZIP : CA  94510
    MORTGAGE AMOUNT :   238,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,785.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,732.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030815468     MORTGAGORS: LOFGREN              WILLIAM
                               LOFGREN              DONNA
    REGION CODE    ADDRESS   : 5432 25TH AVE WEST
        01         CITY      :    EVERETT
                   STATE/ZIP : WA  98203
    MORTGAGE AMOUNT :   257,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,190.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,956.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.98500
    --------------------------------------------------------------------
0   0030815542     MORTGAGORS: POST                 STEPHEN
                               POST                 JACQUELINE
    REGION CODE    ADDRESS   : 1926 NAPOLEON AVENUE
        01         CITY      :    NEW ORLEANS
                   STATE/ZIP : LA  70115
    MORTGAGE AMOUNT :   338,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,879.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/17
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,316,050.00
                               P & I AMT:     10,212.15
                               UPB AMT:   1,315,422.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           77
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030815567     MORTGAGORS: KURTZ                DAVID
                               KURTZ                NICKI
    REGION CODE    ADDRESS   : 2654 TABBY WALK
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30062
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 85.03400
    --------------------------------------------------------------------
0   0030815583     MORTGAGORS: OTTLEY               JULIAN
                               OTTLEY               HALEY
    REGION CODE    ADDRESS   : 3596 CANTRELL ROAD
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30319
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,816.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,078.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030815823     MORTGAGORS: SZALWINSKI           MARK
                               SZALWINSKI           DEBRA
    REGION CODE    ADDRESS   : 104 WATCH HARBOUR CIRCLE
        01         CITY      :    SMITHFIELD
                   STATE/ZIP : VA  23430
    MORTGAGE AMOUNT :   274,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,506.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,967.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.48500
    --------------------------------------------------------------------
0   0030815864     MORTGAGORS: HORN                 LARRY
                               HORN                 GWENDOLYN
    REGION CODE    ADDRESS   : 1900 CANA ROAD
        01         CITY      :    MOCKSVILLE
                   STATE/ZIP : NC  27028
    MORTGAGE AMOUNT :   475,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    475,596.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,575.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 57.68484
    --------------------------------------------------------------------
0   0030816011     MORTGAGORS: KENLON               FRANK
                               KENLON               MICHELE
    REGION CODE    ADDRESS   : 3441 JETT COURT
        01         CITY      :    HUNTINGTOWN
                   STATE/ZIP : MD  20639
    MORTGAGE AMOUNT :   245,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,802.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,526,300.00
                               P & I AMT:     11,281.37
                               UPB AMT:   1,525,619.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           78
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030816037     MORTGAGORS: WARD                 MACEO
                               WARD                 VALENCIA
    REGION CODE    ADDRESS   : 2437 KITTYHAWK
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   244,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,704.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 88.95000
    --------------------------------------------------------------------
0   0030816094     MORTGAGORS: INDIG                ROBERT
                               SUAREZ               ANNA
    REGION CODE    ADDRESS   : 832 SEMINOLE WAY
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,710.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,045.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.92388
    --------------------------------------------------------------------
0   0030816102     MORTGAGORS: CLOETINGH            CLARENCE

    REGION CODE    ADDRESS   : 6290 ROSE ARBOUR DR
        01         CITY      :    KALAMAZOO
                   STATE/ZIP : MI  49009
    MORTGAGE AMOUNT :   241,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,050.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030816177     MORTGAGORS: TYSON                GREGG
                               TYSON                CAROLINE
    REGION CODE    ADDRESS   : 1412 HARVARD STREET
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77008
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,803.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030816201     MORTGAGORS: BALLARD              JERROLD
                               BALLARD              TERESA
    REGION CODE    ADDRESS   : 2402 58TH PLACE SW
        01         CITY      :    EVERETT
                   STATE/ZIP : WA  98203
    MORTGAGE AMOUNT :   235,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,950.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.98500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,449,200.00
                               P & I AMT:     10,692.83
                               UPB AMT:   1,448,219.01

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           79
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030816219     MORTGAGORS: CHALFONT             ALLAN
                               CHALFONT             ELIZABETH
    REGION CODE    ADDRESS   : 56 HOLMES DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95127
    MORTGAGE AMOUNT :   237,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,840.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,739.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.00000
    --------------------------------------------------------------------
0   0030816276     MORTGAGORS: MASTERSON            MARK
                               MASTERSON            DEBRA
    REGION CODE    ADDRESS   : 508 3RD AVENUE SOUTH
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98033
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,825.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 77.61100
    --------------------------------------------------------------------
0   0030816318     MORTGAGORS: BARNETT              JOHN
                               BARNETT              SHEILA
    REGION CODE    ADDRESS   : 60 OXFORD ROAD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02159
    MORTGAGE AMOUNT :   326,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,369.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99700
    --------------------------------------------------------------------
0   0030816342     MORTGAGORS: DESCOTEAUX           ALBERT
                               DESCOTEAUX           NIKKI
    REGION CODE    ADDRESS   : 79 MAIN STREET
        01         CITY      :    DOVER
                   STATE/ZIP : MA  02030
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,784.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,729.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 65.74000
    --------------------------------------------------------------------
0   0030816375     MORTGAGORS: TOBIN                LEANN
                               TOBIN                STUART
    REGION CODE    ADDRESS   : 38 RIDGE ROAD
        01         CITY      :    WESTON
                   STATE/ZIP : CT  06883
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,247.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,488,750.00
                               P & I AMT:     10,993.35
                               UPB AMT:   1,488,201.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           80
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030816391     MORTGAGORS: PENTECOST            SUSAN

    REGION CODE    ADDRESS   : 323 N. ST ASAPH STREET
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22314
    MORTGAGE AMOUNT :   239,920.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,920.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,739.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030816409     MORTGAGORS: SMITH                DOUGLAS
                               SMITH                SHARON
    REGION CODE    ADDRESS   : 9421 POLO CLUB LANE
        01         CITY      :    KNOXVILLE
                   STATE/ZIP : TN  37922
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,741.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,719.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 67.81100
    --------------------------------------------------------------------
0   0030816425     MORTGAGORS: HEATH                RICHARD

    REGION CODE    ADDRESS   : 2036 FREEDOM LANE
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22043
    MORTGAGE AMOUNT :   239,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,736.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.98700
    --------------------------------------------------------------------
0   0030816508     MORTGAGORS: OVERBECK             RONALD
                               OVERBECK             CARA
    REGION CODE    ADDRESS   : 4420 MANGROVE PLACE
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34242
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    598,373.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,402.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030816714     MORTGAGORS: CARDAMONE            GARY
                               CARDAMONE            JANIE
    REGION CODE    ADDRESS   : 2212 CHANDELEUR DRIVE
        01         CITY      :    RANCHO PALOS VERDES
                   STATE/ZIP : CA  90275
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,544.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 60.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,784,420.00
                               P & I AMT:     12,990.47
                               UPB AMT:   1,782,079.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           81
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030816789     MORTGAGORS: WOLPERT              RUSSELL
                               WOLPERT              SOFIA
    REGION CODE    ADDRESS   : 214 22ND STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90403
    MORTGAGE AMOUNT : 1,000,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    999,329.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     7,337.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   015
    LTV :                 71.42800
    --------------------------------------------------------------------
0   0030816847     MORTGAGORS: HARRIS               ROBERT
                               HARRIS               JANET
    REGION CODE    ADDRESS   : 2080 BROOK HIGHLAND RIDGE
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35242
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,252.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 62.02000
    --------------------------------------------------------------------
0   0030816870     MORTGAGORS: STEVENS              ROBERT
                               STEVENS              DENISE
    REGION CODE    ADDRESS   : 24872 AVENIDA AVALON
        01         CITY      :    LAGUNA HILLS
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   248,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,641.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,869.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030816912     MORTGAGORS: PAPE                 CLIFFORD

    REGION CODE    ADDRESS   : 11262 N. APPLEGATE ROAD
        01         CITY      :    GRANTS PASS
                   STATE/ZIP : OR  97527
    MORTGAGE AMOUNT :   257,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,622.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,869.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 71.61100
    --------------------------------------------------------------------
0   0030817019     MORTGAGORS: LYON                 ANDREW
                               LYON                 LORNA
    REGION CODE    ADDRESS   : 11014 SWEET MEADOW DRIVE
        01         CITY      :    OAKTON
                   STATE/ZIP : VA  22142
    MORTGAGE AMOUNT :   548,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    548,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,929.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,362,100.00
                               P & I AMT:     17,258.22
                               UPB AMT:   2,361,092.94

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           82
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030817043     MORTGAGORS: CHIU                 WAI MAN
                               LEE                  ROBERT
    REGION CODE    ADDRESS   : 167 PARSONAGE HILL RD
        01         CITY      :    TOWNSHIP OF MILLBURN
                   STATE/ZIP : NJ  07078
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030817282     MORTGAGORS: WALLER               DON
                               WALLER               LAURA
    REGION CODE    ADDRESS   : 1231 INDIAN CREEK DRIVE
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91915
    MORTGAGE AMOUNT :   228,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,911.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,753.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.99500
    --------------------------------------------------------------------
0   0030817399     MORTGAGORS: GENTRY               SCOTT
                               GENTRY               LISA
    REGION CODE    ADDRESS   : 25396 GOLD HILLS DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,803.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,066.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.98700
    --------------------------------------------------------------------
0   0030817407     MORTGAGORS: WHITING              JEFFREY
                               WHITING              MARIE
    REGION CODE    ADDRESS   : 21679 N 58TH DRIVE
        01         CITY      :    GLENDALE
                   STATE/ZIP : AZ  85308
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,803.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030817662     MORTGAGORS: MADANES              LOVEJOY
                               MADANES              LOUIE
    REGION CODE    ADDRESS   : 3119 BUTTE STREET
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,835.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,237,050.00
                               P & I AMT:      9,237.04
                               UPB AMT:   1,236,550.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           83
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030817688     MORTGAGORS: MOHAZZEBI            BEHZAD
                               DEHBOZORGI           SHAHNAZ
    REGION CODE    ADDRESS   : 16 CALLISON LANE
        01         CITY      :    VOORHEES
                   STATE/ZIP : NJ  08043
    MORTGAGE AMOUNT :   339,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,370.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 74.91700
    --------------------------------------------------------------------
0   0030817753     MORTGAGORS: LEWIS                BRADLEY
                               NOEL                 PENNY
    REGION CODE    ADDRESS   : 1070 FITZGERALD AVE
        01         CITY      :    GILROY
                   STATE/ZIP : CA  95020
    MORTGAGE AMOUNT :   296,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,201.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,174.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030817811     MORTGAGORS: SCHLUETER            JAY
                               SCHLUETER            GAIL
    REGION CODE    ADDRESS   : 5232 EAST SHAW BUTTE DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85254
    MORTGAGE AMOUNT :   232,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,209.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,767.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030817944     MORTGAGORS: DAVENPORT            HOWARD

    REGION CODE    ADDRESS   : 2309 PARKSIDE DRIVE
        01         CITY      :    MITCHELLVILLE
                   STATE/ZIP : MD  20721
    MORTGAGE AMOUNT :   370,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,721.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.27100
    --------------------------------------------------------------------
0   0030817951     MORTGAGORS: WALKER               GERARD
                               WALKER               JANET
    REGION CODE    ADDRESS   : 70 MOUNTAIN PEAK ROAD
        01         CITY      :    CHAPPAQUA
                   STATE/ZIP : NY  10514
    MORTGAGE AMOUNT :   470,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    470,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,532.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,709,050.00
                               P & I AMT:     12,566.75
                               UPB AMT:   1,708,561.09

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           84
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030817977     MORTGAGORS: SCHWARTZ             ANDY
                               SCHWARTZ             JODI
    REGION CODE    ADDRESS   : 2 SLEEPY HOLLOW COURT
        01         CITY      :    NORTH CALDWELL
                   STATE/ZIP : NJ  07006
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,883.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 54.16600
    --------------------------------------------------------------------
0   0030818033     MORTGAGORS: CHANG                YUAN
                               MOORE                PATRICK
    REGION CODE    ADDRESS   : 20 QUARRY LANE
        01         CITY      :    IRVINGTON
                   STATE/ZIP : NY  10533
    MORTGAGE AMOUNT :   326,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,366.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030818074     MORTGAGORS: SHANAHAN             H.
                               SHANAHAN             LINDA
    REGION CODE    ADDRESS   : 2029 SOUTH 189TH CIRCLE
        01         CITY      :    OMAHA
                   STATE/ZIP : NE  68130
    MORTGAGE AMOUNT :   577,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    577,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,440.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.42600
    --------------------------------------------------------------------
0   0030818280     MORTGAGORS: LEAVITT              CLAYTON

    REGION CODE    ADDRESS   : 2499 RIVER CIRCLE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : UT  84765
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 51.69100
    --------------------------------------------------------------------
0   0030818330     MORTGAGORS: KERRUISH             DAVID

    REGION CODE    ADDRESS   : 2212 GILMAN DRIVE WEST
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98119
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,171.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 85.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   2,117,900.00
                               P & I AMT:     15,903.38
                               UPB AMT:   2,117,900.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           85
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030818363     MORTGAGORS: MC LEROY             DAVID

    REGION CODE    ADDRESS   : 609 HOGANS VALLEY WAY
        01         CITY      :    CARY
                   STATE/ZIP : NC  27513
    MORTGAGE AMOUNT :   396,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,047.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,977.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.99100
    --------------------------------------------------------------------
0   0030818405     MORTGAGORS: CHURCHILL            MICHAEL

    REGION CODE    ADDRESS   : 15631 NORTH SUNRIDGE DRIVE
        01         CITY      :    FOUNTAIN HILLS
                   STATE/ZIP : AZ  85268
    MORTGAGE AMOUNT :   282,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,910.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,069.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.46400
    --------------------------------------------------------------------
0   0030818462     MORTGAGORS: TISHKOFF             GREGORY
                               TISHKOFF             NICOLE
    REGION CODE    ADDRESS   : 29912 N  77TH PLACE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85262
    MORTGAGE AMOUNT :   285,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,053.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,068.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 93.52400
    --------------------------------------------------------------------
0   0030818496     MORTGAGORS: SUMMERLIN            WILLIAM
                               RICHARDS SUMMERLIN   NANCIE
    REGION CODE    ADDRESS   : 616 MOSSY OAK AVENUE
        01         CITY      :    BATON ROUGE
                   STATE/ZIP : LA  70808
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,458.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.44400
    --------------------------------------------------------------------
0   0030818512     MORTGAGORS: RUTLEDGE             RICHARD
                               RUTLEDGE             BRENDA
    REGION CODE    ADDRESS   : 8852 TAMARISK CIRCLE
        01         CITY      :    WESTMINSTER
                   STATE/ZIP : CA  92683
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,107.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,677.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,521,900.00
                               P & I AMT:     11,250.81
                               UPB AMT:   1,521,119.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           86
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030818702     MORTGAGORS: COX                  THOMAS
                               BARDZIK-COX          MALGORZATA
    REGION CODE    ADDRESS   : 6204 MANCHESTER PARK CIRCLE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22310
    MORTGAGE AMOUNT :   245,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,339.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99300
    --------------------------------------------------------------------
0   0030818801     MORTGAGORS: STONECIPHER          REILLY
                               STONECIPHER          MARY
    REGION CODE    ADDRESS   : 3610 SILVER HILL CIRCLE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030818827     MORTGAGORS: BERTHOUD             WILLIAM
                               CALLAHAN             KRISTEN
    REGION CODE    ADDRESS   : 292 STOW ROAD
        01         CITY      :    HARVARD
                   STATE/ZIP : MA  01451
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030818892     MORTGAGORS: HUGHES               QUEENA

    REGION CODE    ADDRESS   : 3401 TIPTON LANE
        01         CITY      :    WOODBRIDGE
                   STATE/ZIP : VA  22192
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,835.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 88.42100
    --------------------------------------------------------------------
0   0030819056     MORTGAGORS: SHEA                 GERALD
                               SHEA                 CHRISTINA
    REGION CODE    ADDRESS   : 47836 SAULTY DRIVE
        01         CITY      :    STERLING
                   STATE/ZIP : VA  20165
    MORTGAGE AMOUNT :   291,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,344.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.87600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,389,050.00
                               P & I AMT:     10,136.65
                               UPB AMT:   1,388,518.78

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           87
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030819148     MORTGAGORS: BUCK                 WILLIAM
                               BUCK                 KELLY
    REGION CODE    ADDRESS   : 2084 BROOK HIGHLAND RIDGE
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35242
    MORTGAGE AMOUNT :   413,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    413,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,030.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.42300
    --------------------------------------------------------------------
0   0030819221     MORTGAGORS: JACKSON              DANNY
                               JACKSON              ROBIN
    REGION CODE    ADDRESS   : 407 WELWYN ROAD
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23229
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,740.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030819304     MORTGAGORS: SURI                 MOHAMED
                               SEEMA                MOHAMED
    REGION CODE    ADDRESS   : 28255 PINE MEADOW WAY
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92887
    MORTGAGE AMOUNT :   305,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,314.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,349.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.35000
    --------------------------------------------------------------------
0   0030819346     MORTGAGORS: HOLLIDAY             GARY
                               HOLLIDAY             GAY
    REGION CODE    ADDRESS   : 802 E. DESERT FLOWER LANE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85048
    MORTGAGE AMOUNT :   325,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,675.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,363.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.99000
    --------------------------------------------------------------------
0   0030819387     MORTGAGORS: BRISGONE             ANTHONY
                               BRISGONE             CATHY
    REGION CODE    ADDRESS   : 18 MILL HAVEN ROAD
        01         CITY      :    GLEN MILLS
                   STATE/ZIP : PA  19342
    MORTGAGE AMOUNT :   241,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,730.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.63870
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,526,000.00
                               P & I AMT:     11,213.53
                               UPB AMT:   1,525,590.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           88
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030819635     MORTGAGORS: LE                   MICHAEL

    REGION CODE    ADDRESS   : 10675 MONTCLAIR WAY
        01         CITY      :    DULUTH
                   STATE/ZIP : GA  30155
    MORTGAGE AMOUNT :   455,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    454,717.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,458.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 69.46500
    --------------------------------------------------------------------
0   0030819668     MORTGAGORS: DELAUNE              PATRICK
                               DELAUNE              FRANCES
    REGION CODE    ADDRESS   : 3212 HEMLOCK AVENUE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78722
    MORTGAGE AMOUNT :   133,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    133,860.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       982.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030819684     MORTGAGORS: JONES                HERSHEL
                               JONES                ANTOINETTE
    REGION CODE    ADDRESS   : 6788 TIDDLE WAY
        01         CITY      :    LORTON
                   STATE/ZIP : VA  22079
    MORTGAGE AMOUNT :   241,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,475.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030819775     MORTGAGORS: SACKHEIM             DANIEL
                               SACKHEIM             LESLIE
    REGION CODE    ADDRESS   : 19445 SANTA RITA STREET (TARZANA AR
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   368,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,759.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,732.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030819858     MORTGAGORS: PATEL                RITSH
                               PATEL                META
    REGION CODE    ADDRESS   : 1115 VIA BLAIRO
        01         CITY      :    CORONA
                   STATE/ZIP : CA  91719
    MORTGAGE AMOUNT :   241,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 92.98200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,440,300.00
                               P & I AMT:     10,657.50
                               UPB AMT:   1,439,511.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           89
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030819874     MORTGAGORS: SCHICK               DAVID

    REGION CODE    ADDRESS   : 1243 GENEVA STREET
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91207
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,785.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030819981     MORTGAGORS: SANCHEZ              GREGORY
                               JACQUEZ              ORTENCIA
    REGION CODE    ADDRESS   : 1472 KNOLLWOOD PLACE
        01         CITY      :    CHULA VISTA
                   STATE/ZIP : CA  91915
    MORTGAGE AMOUNT :   220,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,555.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,638.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99700
    --------------------------------------------------------------------
0   0030820005     MORTGAGORS: JOHNSON              MICHAEL

    REGION CODE    ADDRESS   : 14526 WILLOW LANE SE
        01         CITY      :    MILL CREEK
                   STATE/ZIP : WA  98012
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,781.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,675.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 77.36200
    --------------------------------------------------------------------
0   0030820054     MORTGAGORS: NISHIMURA            MASAHIKO
                               NISHIMURA            JENNY
    REGION CODE    ADDRESS   : 1598 SUMMERFIELD DRIVE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   478,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    478,079.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,510.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.98100
    --------------------------------------------------------------------
0   0030820062     MORTGAGORS: GRAFF                MARC
                               GRAFF                JANE
    REGION CODE    ADDRESS   : 14712 14TH AVENUE SE
        01         CITY      :    MILL CREEK
                   STATE/ZIP : WA  98012
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,659,100.00
                               P & I AMT:     12,235.79
                               UPB AMT:   1,658,201.13

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           90
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030820187     MORTGAGORS: KLEIN                KEITH
                               BERKOWITZ            ELLEN
    REGION CODE    ADDRESS   :   ALLISON ROAD
        01         CITY      :    ALPINE
                   STATE/ZIP : NJ  07620
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    600,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,298.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.61900
    --------------------------------------------------------------------
0   0030820203     MORTGAGORS: ERNESTO              MICHAEL
                               ERNESTO              MARIANNE
    REGION CODE    ADDRESS   : 4825 25TH STREET NORTH
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   297,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,157.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030820211     MORTGAGORS: LIVINGSTON           J.
                               LIVINGSTON           VIRGINIA
    REGION CODE    ADDRESS   : 1320 39TH STREET
        01         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95814
    MORTGAGE AMOUNT :   393,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    393,517.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,062.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030820351     MORTGAGORS: CROOKER              CHRISTOPHER
                               CROOKER              SHARON
    REGION CODE    ADDRESS   : 2038 AMERICAN WAY
        01         CITY      :    LAWRENCEVILLE
                   STATE/ZIP : GA  30243
    MORTGAGE AMOUNT :   254,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,337.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,911.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99800
    --------------------------------------------------------------------
0   0030820393     MORTGAGORS: BIDWELL              CLINT
                               BIDWELL              TERI
    REGION CODE    ADDRESS   : 1354 KENNEDY AVENUE
        01         CITY      :    LOUISVILLE
                   STATE/ZIP : CO  80027
    MORTGAGE AMOUNT :   221,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,681.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.99700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,767,100.00
                               P & I AMT:     13,112.48
                               UPB AMT:   1,766,705.24

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           91
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030820401     MORTGAGORS: HENSHAW              DANIEL
                               HENSHAW              PATRICIA
    REGION CODE    ADDRESS   : 589-D KAWAILOA ROAD
        01         CITY      :    KAILUA
                   STATE/ZIP : HI  96734
    MORTGAGE AMOUNT :   472,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    472,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,504.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030820484     MORTGAGORS: SCHULER              GARY
                               SCHULER              KATHLEEN
    REGION CODE    ADDRESS   : 9351 DURANGO LANE
        01         CITY      :    GILROY
                   STATE/ZIP : CA  95020
    MORTGAGE AMOUNT :   240,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,534.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,745.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.98000
    --------------------------------------------------------------------
0   0030820518     MORTGAGORS: BLANCHARD            GREGORY
                               BLANCHARD            JULIA
    REGION CODE    ADDRESS   : 27120 SE 22ND WAY
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   311,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,946.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,310.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.78400
    --------------------------------------------------------------------
0   0030820542     MORTGAGORS: HILPERT              RICHARD
                               HOERLE               HEATHER
    REGION CODE    ADDRESS   : 507 BROWN STREET
        01         CITY      :    WASHINGTON GROVE
                   STATE/ZIP : MD  20880
    MORTGAGE AMOUNT :   240,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,384.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,744.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.98300
    --------------------------------------------------------------------
0   0030820617     MORTGAGORS: HASSEBROEK           LYLE
                               HASSEBROEK           JUNE
    REGION CODE    ADDRESS   : 30011 NORTHEAST TOLT HILL ROAD
        01         CITY      :    CARNATION
                   STATE/ZIP : WA  98014
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,744.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,895.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 65.01000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,654,400.00
                               P & I AMT:     12,200.01
                               UPB AMT:   1,653,610.15

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           92
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030820682     MORTGAGORS: WHITE                DEBORAH

    REGION CODE    ADDRESS   : 1695 FALCON CIRCLE
        01         CITY      :    SILVERTHORNE
                   STATE/ZIP : CO  80498
    MORTGAGE AMOUNT :   200,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    200,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,502.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 41.84100
    --------------------------------------------------------------------
0   0030820724     MORTGAGORS: VAN PELT             GREGORY
                               VAN PELT             BRENDA
    REGION CODE    ADDRESS   : 2675 HIGHLAND HILLS DRIVE
        01         CITY      :    EL DORADO
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,910.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 79.05900
    --------------------------------------------------------------------
0   0030820765     MORTGAGORS: ARMSTRONG            BRIAN
                               ARMSTRONG            KIMBERLY
    REGION CODE    ADDRESS   : 4661 233RD AVENUE SE
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    371,762.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,794.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030821110     MORTGAGORS: SABATELL             MICHAEL
                               SABATELL             LAURA
    REGION CODE    ADDRESS   : 2255 EDGEWOOD TERRACE
        01         CITY      :    SCOTCH PLAINS
                   STATE/ZIP : NJ  07076
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,219.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030821359     MORTGAGORS: WHALEN               WILLIAM
                               WHALEN               DAWN
    REGION CODE    ADDRESS   : 4991 JANET CT.
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,849.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,839.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.97900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,476,000.00
                               P & I AMT:     11,266.82
                               UPB AMT:   1,475,612.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           93
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030821367     MORTGAGORS: LEVIN                ROBERT
                               LEVIN                MICHELE
    REGION CODE    ADDRESS   : 585 MORNING GLORY DRIVE
        01         CITY      :    BENICIA
                   STATE/ZIP : CA  94510
    MORTGAGE AMOUNT :   220,410.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,410.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,636.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030821409     MORTGAGORS: ORR                  PETER
                               ORR                  BARBARA
    REGION CODE    ADDRESS   : 1608 VALLEDA LANE
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   269,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,928.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030821417     MORTGAGORS: MATHEWSON            LEONARD
                               MATHEWSON            SUSAN
    REGION CODE    ADDRESS   : 10970 STONEBROOK DRIVE
        01         CITY      :    MANASSAS
                   STATE/ZIP : VA  20112
    MORTGAGE AMOUNT :   262,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,010.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030821466     MORTGAGORS: DORSEY               MICHAEL

    REGION CODE    ADDRESS   : 1114-B N. STAFFORD ST.
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22201
    MORTGAGE AMOUNT :   229,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,449.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,704.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030821532     MORTGAGORS: HELLER               LEILA

    REGION CODE    ADDRESS   : 38 SCARSDALE DRIVE
        01         CITY      :    LIVINGSTON
                   STATE/ZIP : NJ  07039
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,240.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,269,310.00
                               P & I AMT:      9,458.85
                               UPB AMT:   1,268,798.42

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           94
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030821656     MORTGAGORS: CORVIN               JOE
                               CORVIN               SHERRY
    REGION CODE    ADDRESS   : 33421 WATSON ROAD
        01         CITY      :    SCAPPOOSE
                   STATE/ZIP : OR  97056
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,589.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 78.94736
    --------------------------------------------------------------------
0   0030821664     MORTGAGORS: BROOKS               DOUGLAS

    REGION CODE    ADDRESS   : 4110 HIGHWAY 49 WEST
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : TN  37172
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,346.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,881.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030821714     MORTGAGORS: KLINGEBIEL           FREDRICK
                               KLINGEBIEL           BARBARA
    REGION CODE    ADDRESS   : 26031 GLASGOW DRIVE
        01         CITY      :    SOUTH RIDING
                   STATE/ZIP : VA  20152
    MORTGAGE AMOUNT :   283,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,454.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,056.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99100
    --------------------------------------------------------------------
0   0030821755     MORTGAGORS: CIPPONERI            BENEDICT
                               CIPPONERI            ANGELA
    REGION CODE    ADDRESS   : 28861 GREENACRES
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030821763     MORTGAGORS: MAGDA                JOE
                               MAGDA                LESLIE
    REGION CODE    ADDRESS   : 2225 NEWCASTLE ROAD
        01         CITY      :    NEWCASTLE
                   STATE/ZIP : CA  95650
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,395,150.00
                               P & I AMT:     10,405.63
                               UPB AMT:   1,394,199.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           95
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030821888     MORTGAGORS: LONON                JAY
                               LONON                TERRILL
    REGION CODE    ADDRESS   : 3060 NORTH RIDGECREST #170
        01         CITY      :    MESA
                   STATE/ZIP : AZ  85207
    MORTGAGE AMOUNT :   223,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,257.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,678.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.98945
    --------------------------------------------------------------------
0   0030822043     MORTGAGORS: BACAJ                FATON
                               BACAJ                LYNNE
    REGION CODE    ADDRESS   : 4209 WARREN ST
        01         CITY      :    NW, WASHINGTON,
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,233.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030822100     MORTGAGORS: TUTTLE               PHILIP
                               TUTTLE               SHARON
    REGION CODE    ADDRESS   : 12572 COLGATE CT.
        01         CITY      :    WOODBRIDGE
                   STATE/ZIP : VA  22192
    MORTGAGE AMOUNT :   253,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,817.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030822142     MORTGAGORS: COMERFORD            HARRY
                               COMERFORD            BRENDA
    REGION CODE    ADDRESS   : 1 ESTERNAY LANE
        01         CITY      :    FOOTHILL RANCH
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   231,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,616.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,823.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030822159     MORTGAGORS: CAROW                EDWARD
                               CAROW                TAMMY
    REGION CODE    ADDRESS   : 803 NORTH PINYON COURT
        01         CITY      :    HARTLAND
                   STATE/ZIP : WI  53029
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    308,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 61.41500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,324,800.00
                               P & I AMT:      9,865.82
                               UPB AMT:   1,324,524.21

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           96
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030822209     MORTGAGORS: SMITH                JAMES
                               SMITH                CONSTANCE
    REGION CODE    ADDRESS   : 10849 EAST CRESTRIDGE CIRCLE
        01         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80111
    MORTGAGE AMOUNT :   233,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,347.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,733.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.55707
    --------------------------------------------------------------------
0   0030822282     MORTGAGORS: LAZAR                JOHN
                               FEY                  INGRID
    REGION CODE    ADDRESS   : 9832 KINCARDINE AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90034
    MORTGAGE AMOUNT :   324,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,587.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,411.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030822357     MORTGAGORS: DOZIER               LEONARD
                               DOZIER               CHERYL
    REGION CODE    ADDRESS   : 19449 VIA DEL CABALLO
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92886
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,563.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,769.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 76.47058
    --------------------------------------------------------------------
0   0030822365     MORTGAGORS: PASK                 JOHN
                               PASK                 ANN
    REGION CODE    ADDRESS   : 6527 DELOACHE AVE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75225
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,847.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,672.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030822456     MORTGAGORS: WAGNER               KARL

    REGION CODE    ADDRESS   : 11090 EAST VERBENA LANE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   306,515.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,515.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,275.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99994
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,742,815.00
                               P & I AMT:     12,863.69
                               UPB AMT:   1,741,860.67

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           97
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030822464     MORTGAGORS: MOELLER              DAVID
                               MOELLER              RUBY
    REGION CODE    ADDRESS   : 6508 SUNDOWN TRAIL
        01         CITY      :    FRISCO
                   STATE/ZIP : TX  75034
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,825.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030822480     MORTGAGORS: PATTON               WALTER
                               PATTON               PAMELA
    REGION CODE    ADDRESS   : 4651 CAMBRIDGE CIRCLE
        01         CITY      :    SHREVEPORT
                   STATE/ZIP : LA  71107
    MORTGAGE AMOUNT :   291,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,399.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,114.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030822597     MORTGAGORS: HARBER               DALE
                               HARBER               DANIELLE
    REGION CODE    ADDRESS   : 106 DRAYMORE WAY
        01         CITY      :    MORRISVILLE
                   STATE/ZIP : NC  27560
    MORTGAGE AMOUNT :   239,760.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,610.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.60900
    --------------------------------------------------------------------
0   0030822639     MORTGAGORS: DEHNE                AXEL
                               DEHNE                LOIS
    REGION CODE    ADDRESS   : 5309 FORECASTLE COURT
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   298,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,332.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,163.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030822688     MORTGAGORS: KETTERLIN            JOSEPH
                               KETTERLIN            CLAUDIA
    REGION CODE    ADDRESS   : 312 NE CHELMSFORD COURT
        01         CITY      :    LEE'S SUMMIT
                   STATE/ZIP : MO  64064
    MORTGAGE AMOUNT :   236,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,312.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.99600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,326,360.00
                               P & I AMT:      9,827.31
                               UPB AMT:   1,324,480.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           98
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030822704     MORTGAGORS: VISHNUBHATT          PADMAKAR
                               VISHNUBHATT          SHENBAGAVALLI
    REGION CODE    ADDRESS   : 20621 MCCLELLAN ROAD
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   343,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    342,981.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,578.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99900
    --------------------------------------------------------------------
0   0030822720     MORTGAGORS: NGUYEN               DAC.
                               NU TON               MY-TRANG
    REGION CODE    ADDRESS   : 3702 FREEHILL LANE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22033
    MORTGAGE AMOUNT :   258,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,872.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.44600
    --------------------------------------------------------------------
0   0030822753     MORTGAGORS: CAMPBELL             STEVEN

    REGION CODE    ADDRESS   : 8 ST PIERRE
        01         CITY      :    NEWPORT COAST AREA
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT :   459,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    459,291.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,372.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.93000
    --------------------------------------------------------------------
0   0030822803     MORTGAGORS: LEE                  SUSAN

    REGION CODE    ADDRESS   : 16246 ALPINE PLACE
        01         CITY      :    LA MIRADA
                   STATE/ZIP : CA  90638
    MORTGAGE AMOUNT :   244,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,994.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99900
    --------------------------------------------------------------------
0   0030822845     MORTGAGORS: GREENE               DOUGLAS

    REGION CODE    ADDRESS   : 4922 OLD CREEK DRIVE
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34233
    MORTGAGE AMOUNT :   247,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,950.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,862.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.27700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,553,100.00
                               P & I AMT:     11,519.85
                               UPB AMT:   1,552,417.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:           99
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030822852     MORTGAGORS: BILLIG               RICHARD
                               BILLIG               MARTHA
    REGION CODE    ADDRESS   : 10032 PURITAN WAY
        01         CITY      :    DAMASCUS
                   STATE/ZIP : MD  20872
    MORTGAGE AMOUNT :   228,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,614.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.40100
    --------------------------------------------------------------------
0   0030822878     MORTGAGORS: JOHNSON              MARY
                               JOHNSON              CHRISTOPHER
    REGION CODE    ADDRESS   : 4767 172ND COURT SOUTHEAST
        01         CITY      :    BELLEVILLE
                   STATE/ZIP : WA  98006
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,781.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030822910     MORTGAGORS: GODDARD              JOHN
                               GODDARD              MARY
    REGION CODE    ADDRESS   : 3462 CAMINO ALEGRE
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   289,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,127.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99400
    --------------------------------------------------------------------
0   0030822993     MORTGAGORS: CIUBA                CRAIG
                               CIUBA                CARI
    REGION CODE    ADDRESS   : 3401 JETT COURT
        01         CITY      :    HUNTINGTON
                   STATE/ZIP : MD  20639
    MORTGAGE AMOUNT :   280,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,311.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,058.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98400
    --------------------------------------------------------------------
0   0030823041     MORTGAGORS: STEWART              EDWARD
                               STEWART              CHERYL
    REGION CODE    ADDRESS   : 4005 WESTMONT DRIVE
        01         CITY      :    GREENSBORO
                   STATE/ZIP : NC  27410
    MORTGAGE AMOUNT :   385,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    385,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,824.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.25100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,483,500.00
                               P & I AMT:     10,826.17
                               UPB AMT:   1,483,093.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          100
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030823058     MORTGAGORS: O'MEARA              CLIFTON
                               O'MEARA              NANCY
    REGION CODE    ADDRESS   : 530 RIVER DOWN ROAD
        01         CITY      :    GEORGETOWN
                   STATE/ZIP : TX  78628
    MORTGAGE AMOUNT :   241,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,146.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030823066     MORTGAGORS: PRELLEZO             FELIPE
                               PRELLEZO             ISABEL
    REGION CODE    ADDRESS   : 541 MILLER ROAD
        01         CITY      :    CORAL GABLES
                   STATE/ZIP : FL  33146
    MORTGAGE AMOUNT :   278,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,886.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,213.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 77.06000
    --------------------------------------------------------------------
0   0030823074     MORTGAGORS: CHRISTENSEN          LORETTA
                               HUMMEL               JEAN
    REGION CODE    ADDRESS   : 2378 PETER COURT
        01         CITY      :    WALL
                   STATE/ZIP : NJ  08736
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,522.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030823108     MORTGAGORS: GRUBER               DAVID
                               GRUBER               KATHERINE
    REGION CODE    ADDRESS   : 14765 CHAMPIONS VIEW PARKWAY
        01         CITY      :    ALPHARETTA
                   STATE/ZIP : GA  30201
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,793.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.28500
    --------------------------------------------------------------------
0   0030823280     MORTGAGORS: DEDEA                RANDY
                               DEDEA                KAREN
    REGION CODE    ADDRESS   : 26019 CORONADO COURT
        01         CITY      :    SANTA CLARITA
                   STATE/ZIP : CA  91355
    MORTGAGE AMOUNT :   226,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,698.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,373,600.00
                               P & I AMT:     10,422.16
                               UPB AMT:   1,372,926.60

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          101
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030823389     MORTGAGORS: CARR                 EDWARD
                               PHELPS-CARR          TERESA
    REGION CODE    ADDRESS   : 4924 30TH PLACE
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20008
    MORTGAGE AMOUNT :   615,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    614,576.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,459.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 39.04700
    --------------------------------------------------------------------
0   0030823439     MORTGAGORS: COCHRAN              ALEX
                               TAYLOR               LORNA
    REGION CODE    ADDRESS   : 3905 BERKELEY VIEW DRIVE
        01         CITY      :    DULUTH
                   STATE/ZIP : GA  30136
    MORTGAGE AMOUNT :   283,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,948.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,029.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 88.99600
    --------------------------------------------------------------------
0   0030823579     MORTGAGORS: RUIZ                 ROGELIO
                               RUIZ                 SYLVIA
    REGION CODE    ADDRESS   : 15790 RICA VISTA
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95127
    MORTGAGE AMOUNT :   295,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,006.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,191.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030823595     MORTGAGORS: CALDWELL             CLIFFORD
                               CALDWELL             TAMMY
    REGION CODE    ADDRESS   : 25924 FRANKLIN LANE
        01         CITY      :    STEVENSON RANCH
                   STATE/ZIP : CA  91381
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,829.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,930.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030823629     MORTGAGORS: CLAUSEN              ROBERT
                               CLAUSEN              CHRISTINE
    REGION CODE    ADDRESS   : 617 STONEBROOK DRIVE
        01         CITY      :    HIXSON
                   STATE/ZIP : TN  37343
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,840.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.33900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,703,550.00
                               P & I AMT:     12,489.67
                               UPB AMT:   1,702,202.88

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          102
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030823694     MORTGAGORS: BERT                 WAYNE
                               JAGERBO              KERSTIN
    REGION CODE    ADDRESS   : 6318 11TH ROAD NORTH
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22205
    MORTGAGE AMOUNT :   244,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,150.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,770.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030823702     MORTGAGORS: LAUDERMILCH          NORMAN
                               MURPHY               CHRISTINA
    REGION CODE    ADDRESS   : 7426 KINCHELOE ROAD
        01         CITY      :    CLIFTON
                   STATE/ZIP : VA  22024
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030823868     MORTGAGORS: BROOKS               AVERY
                               BROOKS               VICKI
    REGION CODE    ADDRESS   : 360 CHRISTOPHER DRIVE
        01         CITY      :    PRINCETON  TWP
                   STATE/ZIP : NJ  08540
    MORTGAGE AMOUNT :   624,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    624,350.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,911.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 79.99400
    --------------------------------------------------------------------
0   0030823975     MORTGAGORS: SCHELLER             NEIL
                               SCHELLER             EVONNE
    REGION CODE    ADDRESS   : 5270 CHANDLEY FARMS CIRCLE
        01         CITY      :    CENTREVILLE
                   STATE/ZIP : VA  20120
    MORTGAGE AMOUNT :   381,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    381,343.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,800.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030823991     MORTGAGORS: BENJAMIN             ARTHUR
                               GRAY-BENJAMIN        ANGELA
    REGION CODE    ADDRESS   : 22558 CANYON RIDGE PLACE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   277,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,572.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,086.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.99595
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,779,850.00
                               P & I AMT:     13,439.82
                               UPB AMT:   1,779,416.84

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          103
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030824080     MORTGAGORS: BRYANT               ANGELA

    REGION CODE    ADDRESS   : 1118 HIGHLIGHT DRIVE
        01         CITY      :    WEST COVINA
                   STATE/ZIP : CA  91791
    MORTGAGE AMOUNT :   418,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    418,233.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,144.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030824163     MORTGAGORS: GARRISON             JOHN
                               GARRISON             CAROL
    REGION CODE    ADDRESS   : 19971 ALEXANDRAS GROVE DRIVE
        01         CITY      :    ASHBURN
                   STATE/ZIP : VA  20147
    MORTGAGE AMOUNT :   222,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,950.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,629.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99200
    --------------------------------------------------------------------
0   0030824239     MORTGAGORS: BUI                  LANA
                               LEI                  TUAN
    REGION CODE    ADDRESS   : 5039 BIRKDALE WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   370,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    369,287.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,779.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 64.91200
    --------------------------------------------------------------------
0   0030824312     MORTGAGORS: TEAGUE               KELLY
                               TEAGUE               CAROL
    REGION CODE    ADDRESS   : 8308 208TH STREET SW
        01         CITY      :    EDMONDS
                   STATE/ZIP : WA  98026
    MORTGAGE AMOUNT :   253,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,350.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,858.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030824775     MORTGAGORS: GWIAZDOWSKI          VINCENT
                               GSCHING              SILKE
    REGION CODE    ADDRESS   : 8031 KIDWELL HILL COURT
        01         CITY      :    VIENNA
                   STATE/ZIP : VA  22182
    MORTGAGE AMOUNT :   264,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,950.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,528,900.00
                               P & I AMT:     11,287.73
                               UPB AMT:   1,527,771.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          104
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030824809     MORTGAGORS: SHAVER               CHRISTOPHER
                               SHAVER               ANNETTE
    REGION CODE    ADDRESS   : 2500 LINDEN AVENUE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80304
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,852.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,670.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 57.69200
    --------------------------------------------------------------------
0   0030824858     MORTGAGORS: PANG                 HOCK
                               PANG                 JENNY
    REGION CODE    ADDRESS   : 4509 AUKAI AVENUE
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96816
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,935.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 44.44400
    --------------------------------------------------------------------
0   0030824874     MORTGAGORS: HANNA                KATHI
                               O'HARA               LEWIS
    REGION CODE    ADDRESS   : 745 BARSTOW ROAD
        01         CITY      :    PRINCE FREDERICK
                   STATE/ZIP : MD  20678
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,464.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030825004     MORTGAGORS: MATNEY               GARY
                               MATNEY               LORI
    REGION CODE    ADDRESS   : 2031 FOX MOOR TERRACE
        01         CITY      :    GREENWOOD
                   STATE/ZIP : IN  46143
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,691.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030825087     MORTGAGORS: FOLKERTH             ROBERT

    REGION CODE    ADDRESS   : 61 BEVERLY PLACE
        01         CITY      :    DAYTON
                   STATE/ZIP : OH  45419
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,999.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.29200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,433,000.00
                               P & I AMT:     10,760.63
                               UPB AMT:   1,432,852.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          105
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030825194     MORTGAGORS: KEITH                RICHARD
                               KEITH                JULIET
    REGION CODE    ADDRESS   : 1167 BENT DRIVE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,822.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,166.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 71.25000
    --------------------------------------------------------------------
0   0030825376     MORTGAGORS: SANDSTROM            KARL
                               DAVID                MARTA
    REGION CODE    ADDRESS   : 1 OCEAN DR
        01         CITY      :    REHOBOTH BEACH
                   STATE/ZIP : DE  19971
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,321.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 63.52900
    --------------------------------------------------------------------
0   0030825525     MORTGAGORS: JANSEN               ARIAN
                               JANSEN VANLAMBALGEN  SOPHIA
    REGION CODE    ADDRESS   : 402 SUNDANCE STREET
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   269,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,044.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.99600
    --------------------------------------------------------------------
0   0030825673     MORTGAGORS: LUTHKE               MARTIN

    REGION CODE    ADDRESS   : 10022 BELL STREET
        01         CITY      :    NEWBURY
                   STATE/ZIP : OH  44065
    MORTGAGE AMOUNT :    95,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :     95,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       754.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030825707     MORTGAGORS: WILSON               ANDY
                               WILSON               MARILYN
    REGION CODE    ADDRESS   : 14792 EXCALIBER
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   239,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,847.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.50100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,212,900.00
                               P & I AMT:      9,081.96
                               UPB AMT:   1,212,570.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          106
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030825723     MORTGAGORS: WHITEHEAD            ROBERT

    REGION CODE    ADDRESS   : 16510 203RD PLACE
        01         CITY      :    WOODINVILLE
                   STATE/ZIP : WA  98072
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,825.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,302.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 93.96800
    --------------------------------------------------------------------
0   0030825731     MORTGAGORS: LAMB                 DAVID
                               LAMB                 LORNA
    REGION CODE    ADDRESS   : 25 LEDGEWOOD DRIVE
        01         CITY      :    LAS FLORES AREA
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   318,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,361.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,477.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 89.99858
    --------------------------------------------------------------------
0   0030825814     MORTGAGORS: SMITH                MARTIN
                               SMITH                TAMRA
    REGION CODE    ADDRESS   : 16622 NORTH 51ST STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85254
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.97400
    --------------------------------------------------------------------
0   0030825863     MORTGAGORS: PARSLEY              JOSEPH
                               PARSLEY              CINDY
    REGION CODE    ADDRESS   : 7765 SANDSTONE COURT
        01         CITY      :    ELLICOTT CITY
                   STATE/ZIP : MD  21043
    MORTGAGE AMOUNT :   223,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,637.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030825889     MORTGAGORS: BALL                 ALBERT

    REGION CODE    ADDRESS   : 212 WELLINGTON PLACE
        01         CITY      :    FINDLAY
                   STATE/ZIP : OH  45840
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,816.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,079.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 77.77700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,345,750.00
                               P & I AMT:     10,209.57
                               UPB AMT:   1,345,204.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          107
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030826010     MORTGAGORS: GREGORY              SCOTT
                               GREGORY              ELIZABETH
    REGION CODE    ADDRESS   : LOT 11 PINEY POINT
        01         CITY      :    BISHOPVILLE
                   STATE/ZIP : MD  21813
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 68.01100
    --------------------------------------------------------------------
0   0030826044     MORTGAGORS: GOLD                 MICHAEL
                               GOLD                 FUMIKO
    REGION CODE    ADDRESS   : 38 PINEHURST ROAD
        01         CITY      :    BELMONT
                   STATE/ZIP : MA  02178
    MORTGAGE AMOUNT :   355,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    354,749.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,543.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.17300
    --------------------------------------------------------------------
0   0030826267     MORTGAGORS: GOLUB                ARNOLD
                               GOLUB                BARBRA
    REGION CODE    ADDRESS   : 4933 TARHEEL WAY
        01         CITY      :    ANNANDALE
                   STATE/ZIP : VA  22003
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,824.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,776.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030826408     MORTGAGORS: COHEN                ARNOLD
                               COHEN                SALLEY
    REGION CODE    ADDRESS   : 79 WESTHILL CIRCLE
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06902
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,972.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030826507     MORTGAGORS: MILLSPAUGH           THEODORE
                               MILLSPAUGH           LOIS
    REGION CODE    ADDRESS   : 8394 S W 61ST STREET
        01         CITY      :    REDMOND
                   STATE/ZIP : OR  97756
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,853.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,793.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.66600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,411,000.00
                               P & I AMT:     10,287.24
                               UPB AMT:   1,410,226.41

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          108
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030826689     MORTGAGORS: DURFEY               EDWARD
                               FRIEND-DURFEY        COREEN
    REGION CODE    ADDRESS   : 3511 CORTE ESPRANZA
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   474,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    473,831.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,479.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99200
    --------------------------------------------------------------------
0   0030826978     MORTGAGORS: FORTIN               MICHAEL
                               FORTIN               JENIFER
    REGION CODE    ADDRESS   : 6588 SOUTH COOK WAY
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80121
    MORTGAGE AMOUNT :   247,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,038.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,835.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030826994     MORTGAGORS: NOUSS                J.
                               NOUSS                JEANNE
    REGION CODE    ADDRESS   : 2341 NORTHEAST 28TH COURT
        01         CITY      :    LIGHTHOUSE POINT
                   STATE/ZIP : FL  33064
    MORTGAGE AMOUNT :   476,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    476,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,534.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030827000     MORTGAGORS: LAPADO               RICHARD
                               LAPADO               STEPHANIE
    REGION CODE    ADDRESS   : 65 TENNANT AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,045.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030827018     MORTGAGORS: QUICKERT             CHARLES
                               QUICKERT             THERESA
    REGION CODE    ADDRESS   : 164 PEBBLE PLACE
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   263,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,777.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,959.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,736,800.00
                               P & I AMT:     12,854.31
                               UPB AMT:   1,736,147.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          109
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030827232     MORTGAGORS: HAPNER               HOWARD

    REGION CODE    ADDRESS   : 1808 PEMBERTON PLACE
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30062
    MORTGAGE AMOUNT :   285,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,261.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,221.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030827257     MORTGAGORS: TILLEY               DENNIS
                               TILLEY               DANIELLE
    REGION CODE    ADDRESS   : 17747 NE 101ST CT
        01         CITY      :    REDMOND
                   STATE/ZIP : WA  98052
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,857.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,943.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030827265     MORTGAGORS: GONZALEZ             JOSE
                               GONZALEZ             AURORA
    REGION CODE    ADDRESS   : 733 CRANDON BLVD
        01         CITY      :    KEY BISCAYNE
                   STATE/ZIP : FL  33149
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,801.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,257.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030827299     MORTGAGORS: MURPHY               JOHN

    REGION CODE    ADDRESS   : 136 GREENOAK BLVD
        01         CITY      :    MIDDLETOWN
                   STATE/ZIP : NJ  07748
    MORTGAGE AMOUNT :   227,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,725.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.27500
    --------------------------------------------------------------------
0   0030827406     MORTGAGORS: TARBOX               WILLIAM
                               MATAVA-TARBOX        MARGARET
    REGION CODE    ADDRESS   : 210 ANTHONY STREET
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   250,821.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,652.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.90000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,314,421.00
                               P & I AMT:      9,987.53
                               UPB AMT:   1,313,573.27

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          110
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030827844     MORTGAGORS: ST. CLAIRE           MARK
                               ST. CLAIRE           MARISA
    REGION CODE    ADDRESS   : 1202 NEW DESIGN ROAD
        01         CITY      :    ADAMSTOWN
                   STATE/ZIP : MD  21710
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,812.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,054.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030827885     MORTGAGORS: OCHS                 FREDERICK
                               OCHS                 SUZANNE
    REGION CODE    ADDRESS   : 2300 LEIMERT BOULEVARD
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94602
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,831.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030827893     MORTGAGORS: SCRIBNER             ALEXANDER
                               SCRIBNER             AIMEE
    REGION CODE    ADDRESS   : 1405 LA SOLANA DRIVE
        01         CITY      :    ALTADENA
                   STATE/ZIP : CA  91001
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,744.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,005.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.08600
    --------------------------------------------------------------------
0   0030827943     MORTGAGORS: MURDOCK              JOSEPH

    REGION CODE    ADDRESS   : 930 SABLE RUN
        01         CITY      :    CARMEL
                   STATE/ZIP : IN  46032
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,772.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,583.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030828040     MORTGAGORS: WALL                 HENRY
                               WALL                 MARIE
    REGION CODE    ADDRESS   : 30600 NORTH PIMA ROAD #9
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85262
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,797.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,575.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 64.42307
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,627,000.00
                               P & I AMT:     12,202.73
                               UPB AMT:   1,625,958.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          111
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030828107     MORTGAGORS: LABADORF             MICHAEL
                               LABADORF             COREY
    REGION CODE    ADDRESS   : TIBBETS LANE
        01         CITY      :    SANDS POINT
                   STATE/ZIP : NY  11050
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    424,729.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,192.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 45.94500
    --------------------------------------------------------------------
0   0030828149     MORTGAGORS: MANSON               GREGG
                               ROBERTS-MANSON       KERRY
    REGION CODE    ADDRESS   : 4825 RAMCREEK TRAIL
        01         CITY      :    RENO
                   STATE/ZIP : NV  89509
    MORTGAGE AMOUNT :   256,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,950.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 74.99500
    --------------------------------------------------------------------
0   0030828214     MORTGAGORS: MADISON              ANDREW
                               MADISON              LESLIE
    REGION CODE    ADDRESS   : 394 PROSPECT STREET
        01         CITY      :    SHREWSBURY
                   STATE/ZIP : MA  01545
    MORTGAGE AMOUNT :   243,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,787.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.99200
    --------------------------------------------------------------------
0   0030828289     MORTGAGORS: GEYER                DAVID
                               GEYER                TRACI
    REGION CODE    ADDRESS   : 23390 WINNSBOROUGH DRIVE
        01         CITY      :    NOVI
                   STATE/ZIP : MI  48375
    MORTGAGE AMOUNT :   265,910.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,731.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,951.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.99950
    --------------------------------------------------------------------
0   0030828388     MORTGAGORS: MERNER               BRETT
                               MERNER               PEGGY
    REGION CODE    ADDRESS   : 212 C STREET
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94901
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,850.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,431,510.00
                               P & I AMT:     10,663.88
                               UPB AMT:   1,430,911.40

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          112
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030828453     MORTGAGORS: CAHILL               GLEN
                               CAHILL               MARISA
    REGION CODE    ADDRESS   : 10 BOUWREY PLACE
        01         CITY      :    WHITEHOUSE STATION
                   STATE/ZIP : NJ  08889
    MORTGAGE AMOUNT :   223,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,567.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,739.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 89.48000
    --------------------------------------------------------------------
0   0030828511     MORTGAGORS: LEWIS                CORNELL
                               LEWIS                DARIA
    REGION CODE    ADDRESS   : 5526 CHINA POINT
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030828529     MORTGAGORS: SILVERMAN            FREDERICK
                               SILVERMAN            MARILYN
    REGION CODE    ADDRESS   : 103D PALM POINT CIRCLE
        01         CITY      :    PALM BEACH GARDEN
                   STATE/ZIP : FL  33418
    MORTGAGE AMOUNT :   245,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,443.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.22500
    --------------------------------------------------------------------
0   0030828644     MORTGAGORS: CHICOINE             LOUIS
                               CHICOINE             JULIE
    REGION CODE    ADDRESS   : 1019 TRAMWAY LANE NE
        01         CITY      :    ALBUQUERQUE
                   STATE/ZIP : NM  87122
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,627.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030828651     MORTGAGORS: SORENSEN             MICHAEL
                               SORENSEN             STACEY
    REGION CODE    ADDRESS   : 5819 OAKCREST DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   293,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,179.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,332,800.00
                               P & I AMT:      9,975.77
                               UPB AMT:   1,332,138.46

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          113
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030828669     MORTGAGORS: BERKEY               BRADLEY
                               BERKEY               CARY
    REGION CODE    ADDRESS   : 8219 POLO CROSSE AVENUE
        01         CITY      :    SACRAMENTO
                   STATE/ZIP : CA  95829
    MORTGAGE AMOUNT :   286,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,413.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,104.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.95500
    --------------------------------------------------------------------
0   0030828776     MORTGAGORS: SULLIVAN             GEORGE
                               SULLIVAN             CHRISTINE
    REGION CODE    ADDRESS   : 5009 LINCOLN DRIVE
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22030
    MORTGAGE AMOUNT :   348,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,050.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,523.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.93500
    --------------------------------------------------------------------
0   0030828792     MORTGAGORS: CAPLAN               JEFFREY
                               CAPLAN               GAYLA
    REGION CODE    ADDRESS   : 1579 SERAFIX ROAD
        01         CITY      :    ALAMO
                   STATE/ZIP : CA  94507
    MORTGAGE AMOUNT :   479,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,643.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,605.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99800
    --------------------------------------------------------------------
0   0030828859     MORTGAGORS: SCHAEFER             ANTHONY
                               SCHAEFER             THERESA
    REGION CODE    ADDRESS   : 23 CRESTVIEW DRIVE
        01         CITY      :    LAS FLORES
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   253,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,949.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030829113     MORTGAGORS: KLEIN                HARRIS
                               KLEIN                CAROLYN
    REGION CODE    ADDRESS   : 2763 WHISPERING OAKS DRIVE
        01         CITY      :    BUFFALO GROVE
                   STATE/ZIP : IL  60089
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 77.77700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,648,300.00
                               P & I AMT:     12,311.16
                               UPB AMT:   1,647,607.79

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          114
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030829550     MORTGAGORS: HAYES                GARY
                               HAYES                LINDA
    REGION CODE    ADDRESS   : 12301 PLEASANT PROSPECT ROAD
        01         CITY      :    MITCHELLSVILLE
                   STATE/ZIP : MD  20721
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,816.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030829709     MORTGAGORS: CONDON               DONALD
                               CONDON               LINDA
    REGION CODE    ADDRESS   : 1722 BOREAS PASS RD.#G
        01         CITY      :    BRECKENRIDGE
                   STATE/ZIP : CO  80424
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,846.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,803.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030829808     MORTGAGORS: KOLB                 JOHN
                               GRASHAM              NEALE
    REGION CODE    ADDRESS   : 205-207 DORADO TERRACE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94112
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,763.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,888.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030829824     MORTGAGORS: DELOSREYES           ADAM
                               DELOSREYES           ROWENA
    REGION CODE    ADDRESS   : 35146 MAIDSTONE CT.
        01         CITY      :    NEWARK
                   STATE/ZIP : CA  94560
    MORTGAGE AMOUNT :   246,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,900.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,891.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030829857     MORTGAGORS: MC GOWAN             BRIAN
                               MC GOWAN             TERESA
    REGION CODE    ADDRESS   : 719 NEWBERRY STREET
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   326,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,696.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,484.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.99931
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,440,450.00
                               P & I AMT:     10,883.97
                               UPB AMT:   1,439,708.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          115
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030829964     MORTGAGORS: BLACKMON             WAYNE
                               BLACKMON             LYNDA
    REGION CODE    ADDRESS   : 3841 BAY DRIVE
        01         CITY      :    MIDDLE RIVER
                   STATE/ZIP : MD  21220
    MORTGAGE AMOUNT :   236,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,337.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,714.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 76.29000
    --------------------------------------------------------------------
0   0030830095     MORTGAGORS: SEARIGHT             BRUCE
                               SEARIGHT             SUSAN
    REGION CODE    ADDRESS   : 82 CIDER MILL ROAD
        01         CITY      :    BEDFORD
                   STATE/ZIP : NH  03110
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,614.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.86200
    --------------------------------------------------------------------
0   0030830103     MORTGAGORS: PERRY                RICHARD

    REGION CODE    ADDRESS   : 16 NASHUA ROAD
        01         CITY      :    GROTON
                   STATE/ZIP : MA  01720
    MORTGAGE AMOUNT :   238,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,746.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030830178     MORTGAGORS: FUTERFAS             NAOMI

    REGION CODE    ADDRESS   : 372 CROWN STREET
        01         CITY      :    BROOKLYN
                   STATE/ZIP : NY  11225
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030830228     MORTGAGORS: SITEK                DAVID
                               SITEK                PHYLLIS
    REGION CODE    ADDRESS   : 6206 N.W. 113 COURT
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33178
    MORTGAGE AMOUNT :   246,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,092.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,850.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,180,750.00
                               P & I AMT:      8,770.83
                               UPB AMT:   1,180,430.21

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          116
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030830319     MORTGAGORS: SHVARTSMAN           MICHAEL
                               KAMENTSER            EUGENIA
    REGION CODE    ADDRESS   : 9765 RED RIVER CIRCLE
        01         CITY      :    FOUNTAIN VALLEY
                   STATE/ZIP : CA  92708
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,804.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,142.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030830350     MORTGAGORS: REDDICK              KIT
                               REDDICK              CARRIE
    REGION CODE    ADDRESS   : 3605 MONTROSE PLACE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   270,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,079.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 76.23200
    --------------------------------------------------------------------
0   0030830673     MORTGAGORS: TURNER               CRAIG
                               TURNER               MARGIE
    REGION CODE    ADDRESS   : 3204 SHADOW WOOD CIRCLE
        01         CITY      :    HIGHLAND VILLAGE
                   STATE/ZIP : TX  75067
    MORTGAGE AMOUNT :   220,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,605.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,639.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 88.03500
    --------------------------------------------------------------------
0   0030830798     MORTGAGORS: GOFF                 MAX

    REGION CODE    ADDRESS   : 1020 NORTH WAHSATCH AVENUE
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80903
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,858.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,799.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030830889     MORTGAGORS: GREENBERG            DAVID

    REGION CODE    ADDRESS   : 550 VINE AVE #205
        01         CITY      :    HIGHLAND PARK
                   STATE/ZIP : IL  60035
    MORTGAGE AMOUNT :    97,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :     97,790.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       752.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,115,100.00
                               P & I AMT:      8,413.24
                               UPB AMT:   1,114,558.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          117
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030831036     MORTGAGORS: LOTTER               SCOTT
                               LOTTER               MARCI
    REGION CODE    ADDRESS   : 25 ELMARA DRIVE
        01         CITY      :    BRIDGEWATER
                   STATE/ZIP : NJ  08807
    MORTGAGE AMOUNT :   223,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,735.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 89.99596
    --------------------------------------------------------------------
0   0030831093     MORTGAGORS: SINAIKO              ALAN
                               DOAR                 M
    REGION CODE    ADDRESS   : 1617 W 25TH STREET
        01         CITY      :    MINNEAPOLIS
                   STATE/ZIP : MN  55405
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,022.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 68.60100
    --------------------------------------------------------------------
0   0030831192     MORTGAGORS: MILTON               CHRISTIAN
                               NIKPOUR              RANA
    REGION CODE    ADDRESS   : 17 BROADWAY ROAD
        01         CITY      :    WARREN
                   STATE/ZIP : NJ  07059
    MORTGAGE AMOUNT :   524,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    524,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,758.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030831267     MORTGAGORS: BAXTER               WILLIAM
                               BAXTER               MARYELLEN
    REGION CODE    ADDRESS   : 1836 E EL FREDA
        01         CITY      :    TEMPE
                   STATE/ZIP : AZ  85284
    MORTGAGE AMOUNT :   229,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,785.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030831283     MORTGAGORS: BRAND                KATHLEEN
                               BRAND                PATRICK
    REGION CODE    ADDRESS   : 3713 MOUNT PLEASANT LANE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,852.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,469,200.00
                               P & I AMT:     11,043.77
                               UPB AMT:   1,469,052.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          118
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030831309     MORTGAGORS: EAGLEN               ROBERT
                               EAGLEN               CATHLEEN
    REGION CODE    ADDRESS   : 8205 CHIVALRY ROAD
        01         CITY      :    ANNANDALE
                   STATE/ZIP : VA  22003
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,624.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030831432     MORTGAGORS: LANE                 MITCHELL
                               LANE                 MARGARET
    REGION CODE    ADDRESS   : 4603 LASHEART DRIVE
        01         CITY      :    LA CANADA-FLINTRIDGE
                   STATE/ZIP : CA  91011
    MORTGAGE AMOUNT :   292,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,997.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030831697     MORTGAGORS: JEFFRIES             PATRICE

    REGION CODE    ADDRESS   : 2401 PULLMAN LANE
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90278
    MORTGAGE AMOUNT :   294,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,186.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030831754     MORTGAGORS: CASEY                RICHARD
                               CAIN                 SANDRA
    REGION CODE    ADDRESS   : 10663 E ACACIA DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   234,640.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,494.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 84.99700
    --------------------------------------------------------------------
0   0030831903     MORTGAGORS: ATWOOD               KIMBALL

    REGION CODE    ADDRESS   : 30 PLAINFIELD STREET
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02168
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,719.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,978.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 79.36500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,545,540.00
                               P & I AMT:     11,692.59
                               UPB AMT:   1,544,711.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          119
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030832075     MORTGAGORS: DEMARCHI             ERNEST
                               DEMARCHI             SHARON
    REGION CODE    ADDRESS   : 8227 EAST HILLSDALE DRIVE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,751.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,821.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030832125     MORTGAGORS: BOWEN                JUDITH
                               CAMERON              PAUL
    REGION CODE    ADDRESS   : 6202 SE REED COLLEGE PLACE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97202
    MORTGAGE AMOUNT :   296,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,715.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.98333
    --------------------------------------------------------------------
0   0030832364     MORTGAGORS: SAVINO               STEVEN
                               SAVINO               DONNA
    REGION CODE    ADDRESS   : 10 SANDALWOOD DRIVE
        01         CITY      :    WARREN
                   STATE/ZIP : NJ  07059
    MORTGAGE AMOUNT :   420,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    420,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,081.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030832547     MORTGAGORS: ROSENSTEIN           DANIEL
                               SHOR                 MELISSA
    REGION CODE    ADDRESS   : 17804 CRICKET HILL DRIVE
        01         CITY      :    GERMANTOWN
                   STATE/ZIP : MD  20874
    MORTGAGE AMOUNT :   268,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,419.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.16200
    --------------------------------------------------------------------
0   0030832554     MORTGAGORS: MARKOWITZ            MARGOT

    REGION CODE    ADDRESS   : 9712 GLYNSHIRE WAY
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   413,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    413,022.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,032.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.53889
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,778,800.00
                               P & I AMT:     13,163.52
                               UPB AMT:   1,777,909.34

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          120
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030832562     MORTGAGORS: DOWDY                MICHAEL
                               DOWDY                TERI
    REGION CODE    ADDRESS   : 19775 E. TOP O THE MOOR DRIVE
        01         CITY      :    MONUMENT
                   STATE/ZIP : CO  80132
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,864.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,722.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030832703     MORTGAGORS: WAUGH                KYLE

    REGION CODE    ADDRESS   : 3184 BEL AIR DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89109
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,857.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,028.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030832885     MORTGAGORS: MAXWELL              GARY
                               MAXWELL              BARBARA
    REGION CODE    ADDRESS   : 4600 WESTBURY DRIVE
        01         CITY      :    COLLEYVILLE
                   STATE/ZIP : TX  76034
    MORTGAGE AMOUNT :   389,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,951.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,923.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030832935     MORTGAGORS: DAVIS                ALISON

    REGION CODE    ADDRESS   : 368 GROVE STREET
        01         CITY      :    GLEN ROCK
                   STATE/ZIP : NJ  07452
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,858.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,866.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030832968     MORTGAGORS: RUFF                 THOMAS
                               RUFF                 RONALD
    REGION CODE    ADDRESS   : 118 EAST PALM LANE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85004
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,849.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,356,200.00
                               P & I AMT:     10,448.81
                               UPB AMT:   1,355,381.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          121
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030833016     MORTGAGORS: BASWELL              DAVID
                               BASWELL              BONNIE
    REGION CODE    ADDRESS   : 3151 SPRINGMEADOW DR.
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80906
    MORTGAGE AMOUNT :   392,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    391,756.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,979.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030833040     MORTGAGORS: GOMEZ                JORGE
                               GOMEZ                SUSANA
    REGION CODE    ADDRESS   : 19204 ZINDER LANE
        01         CITY      :    BROOKEVILLE
                   STATE/ZIP : MD  20833
    MORTGAGE AMOUNT :   342,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,781.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,569.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030833081     MORTGAGORS: WEHMAN               JAMES

    REGION CODE    ADDRESS   : 10816 OLYMPIA FIELDS LOOP
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78747
    MORTGAGE AMOUNT :   235,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,433.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030833149     MORTGAGORS: HA                   DAVID
                               HA                   NHAN
    REGION CODE    ADDRESS   : 2319 45TH AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94116
    MORTGAGE AMOUNT :   281,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,165.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,089.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 85.00000
    --------------------------------------------------------------------
0   0030833230     MORTGAGORS: REGAN                MAURICE

    REGION CODE    ADDRESS   : 323 WEST 12TH STREET
        01         CITY      :    NEW YORK
                   STATE/ZIP : NY  10014
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,656.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 69.81700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,900,950.00
                               P & I AMT:     13,982.40
                               UPB AMT:   1,900,137.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          122
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030833438     MORTGAGORS: CHRISTESON           GERALD
                               CHRISTESON           CARMEN
    REGION CODE    ADDRESS   : 21558 SCHOOLHOUSE COURT
        01         CITY      :    ASHBURN
                   STATE/ZIP : VA  20148
    MORTGAGE AMOUNT :   248,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.98800
    --------------------------------------------------------------------
0   0030833487     MORTGAGORS: DUNN                 EDMUND
                               DUNN                 JUSTINE
    REGION CODE    ADDRESS   : 19 CARRIAGE DRIVE
        01         CITY      :    LEXINGTON
                   STATE/ZIP : MA  02173
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,568.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 67.30700
    --------------------------------------------------------------------
0   0030833784     MORTGAGORS: SATUR                ROMAN
                               SATUR                MARY
    REGION CODE    ADDRESS   : 909 WALNUT FALLS CIRCLE
        01         CITY      :    MANSFIELD
                   STATE/ZIP : TX  76063
    MORTGAGE AMOUNT :   282,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,774.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,150.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99400
    --------------------------------------------------------------------
0   0030833818     MORTGAGORS: BEAHM                DAVID
                               BEAHM                REGINA
    REGION CODE    ADDRESS   : 211 DERBY GLEN LANE
        01         CITY      :    BRENTWOOD
                   STATE/ZIP : TN  37027
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,823.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,245.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030833875     MORTGAGORS: RACER                MIKE
                               RACER                LORI
    REGION CODE    ADDRESS   : 1424 EAGLE RIDGE RUN
        01         CITY      :    BEL AIR
                   STATE/ZIP : MD  21014
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,782.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 77.47400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,413,200.00
                               P & I AMT:     10,567.60
                               UPB AMT:   1,412,847.24

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          123
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030833966     MORTGAGORS: SNYDER               THOMAS
                               SNYDER               KAREN
    REGION CODE    ADDRESS   : 51 KETCHAM RD
        01         CITY      :    RIDGEFIELD
                   STATE/ZIP : CT  06877
    MORTGAGE AMOUNT :   456,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    456,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,465.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030833974     MORTGAGORS: POWELL               RONALD
                               POWELL               CHERYL
    REGION CODE    ADDRESS   : 1241 CHERRY TREE LANE
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21403
    MORTGAGE AMOUNT :   396,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    396,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,979.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 47.21400
    --------------------------------------------------------------------
0   0030834097     MORTGAGORS: CORCORAN             EUGENE
                               CORCORAN             STACIE
    REGION CODE    ADDRESS   : 390 HOLLY AVENUE
        01         CITY      :    BAY HEAD
                   STATE/ZIP : NJ  08742
    MORTGAGE AMOUNT :   243,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,935.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030834113     MORTGAGORS: DEVINE               MICHAEL

    REGION CODE    ADDRESS   : 47 CONGRESS STREET
        01         CITY      :    MARSHFELD
                   STATE/ZIP : MA  02050
    MORTGAGE AMOUNT :   224,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,749.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.99500
    --------------------------------------------------------------------
0   0030834147     MORTGAGORS: ROTHSCHILD           RICHARD
                               DEMMERS              LINDA
    REGION CODE    ADDRESS   : 2414 CHISLEHURST RD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90027
    MORTGAGE AMOUNT :   468,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    468,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,515.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,788,700.00
                               P & I AMT:     13,546.63
                               UPB AMT:   1,788,549.09

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          124
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030834485     MORTGAGORS: SEEDORF              ROBERT
                               SEEDORF              KITTEN
    REGION CODE    ADDRESS   : 510 BONNIE VIEW COURT
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,834.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.93500
    --------------------------------------------------------------------
0   0030834865     MORTGAGORS: SNELL                JOHN
                               SNELL                AMANDA
    REGION CODE    ADDRESS   : LOT 40 WINGED FOOT
        01         CITY      :    GRANITE BAY
                   STATE/ZIP : CA  95746
    MORTGAGE AMOUNT :   383,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,740.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,063.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   08/01/26
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030834907     MORTGAGORS: MCGOWAN              PATRICK
                               MCGOWAN              GINA
    REGION CODE    ADDRESS   : 11827 CATANIA COURT
        01         CITY      :    MOORPARK
                   STATE/ZIP : CA  93021
    MORTGAGE AMOUNT :   223,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,050.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,637.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.81652
    --------------------------------------------------------------------
0   0030834915     MORTGAGORS: REGAN                JEROME
                               REGAN                DARLENE
    REGION CODE    ADDRESS   : 6775 SHADY LAKE LANE
        01         CITY      :    LOOMIS
                   STATE/ZIP : CA  95650
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,085.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,060.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   09/01/25
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 74.75560
    --------------------------------------------------------------------
0   0030835177     MORTGAGORS: PRICE                BURNEY
                               PRICE                DUDLEY
    REGION CODE    ADDRESS   : 1814 EAST MUIRWOOD DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85048
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,605.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,736,150.00
                               P & I AMT:     13,342.30
                               UPB AMT:   1,734,315.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          125
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030835193     MORTGAGORS: DALTER               ROBERT
                               DALTER               PATRICIA
    REGION CODE    ADDRESS   : 28759 WINTERGREEN
        01         CITY      :    FARMINGTON HILLS
                   STATE/ZIP : MI  48331
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,769.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,921.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 68.84000
    --------------------------------------------------------------------
0   0030835227     MORTGAGORS: HOLLIS               TRACEY
                               ISLEY                ANGELA
    REGION CODE    ADDRESS   : 491 PAGE AVENUE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30307
    MORTGAGE AMOUNT :   220,740.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,588.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,600.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.99700
    --------------------------------------------------------------------
0   0030835391     MORTGAGORS: EHRHARDT             DAVID
                               EHRHARDT             LISA
    REGION CODE    ADDRESS   : 2015 HOMER TERRACE
        01         CITY      :    RESTON
                   STATE/ZIP : VA  20191
    MORTGAGE AMOUNT :   235,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,737.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030835490     MORTGAGORS: BOEHM                MITCHELL
                               ROSSICK              SUSIE
    REGION CODE    ADDRESS   : 2617 VIA PACHECO
        01         CITY      :    PALOS VERDES ESTATES
                   STATE/ZIP : CA  90274
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,788.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,405.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030835565     MORTGAGORS: COOPER               JAMES
                               COOPER               JERI
    REGION CODE    ADDRESS   : 2898 BROOKBURY CROSSING
        01         CITY      :    FAYETTEVILLE
                   STATE/ZIP : AR  72703
    MORTGAGE AMOUNT :   232,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,543.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,707.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.97900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,393,340.00
                               P & I AMT:     10,346.00
                               UPB AMT:   1,392,427.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          126
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030835623     MORTGAGORS: HARP                 JAMES
                               MILLER               JUSTINE
    REGION CODE    ADDRESS   : 452 30TH STREET
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   536,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    535,649.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,979.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030835656     MORTGAGORS: WHALEN               SHEILA

    REGION CODE    ADDRESS   : 4645 KIRKLAND PLACE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22311
    MORTGAGE AMOUNT :   237,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,486.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,723.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030835714     MORTGAGORS: VIGREUX              GEORGE
                               VIGRUEX              PATRICIA
    REGION CODE    ADDRESS   : 724 LITTLE JEFF DRIVE
        01         CITY      :    PORT NECHES
                   STATE/ZIP : TX  77651
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,833.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030835789     MORTGAGORS: KRAMER               DAVID

    REGION CODE    ADDRESS   : 210 W RITTENHOUSE SQUARE #3102
        01         CITY      :    PHILADELPHIA
                   STATE/ZIP : PA  19103
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,672.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,712.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 71.42800
    --------------------------------------------------------------------
0   0030836050     MORTGAGORS: FERRISS              RICHARD
                               FERRISS              RENEA
    REGION CODE    ADDRESS   : 16406 SHELBY CT
        01         CITY      :    SPRING
                   STATE/ZIP : TX  77379
    MORTGAGE AMOUNT :   217,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    217,550.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,558.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,752,200.00
                               P & I AMT:     12,934.78
                               UPB AMT:   1,751,192.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          127
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030836191     MORTGAGORS: MARIELLO             LOUIS
                               MARIELLO             CAROL
    REGION CODE    ADDRESS   : 2109 GULF OF MEXICO DRIVE
        01         CITY      :    LONGBOAT KEY
                   STATE/ZIP : FL  34228
    MORTGAGE AMOUNT :   287,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,921.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,182.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030836233     MORTGAGORS: HATCH                JENNIFER

    REGION CODE    ADDRESS   : 325 N BROADWAY
        01         CITY      :    UPPER NYACK
                   STATE/ZIP : NY  10960
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,517.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,360.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 94.93670
    --------------------------------------------------------------------
0   0030836365     MORTGAGORS: WARD                 GEORGE
                               WARD                 BARBARA
    REGION CODE    ADDRESS   : 2314 FALLING CREEK ROAD
        01         CITY      :    SILVER SPRING
                   STATE/ZIP : MD  20904
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,836.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.38709
    --------------------------------------------------------------------
0   0030836456     MORTGAGORS: ROHWEDER             DOUGLAS
                               ROHWEDER             MARYA
    REGION CODE    ADDRESS   : 14320 BERRY TURN
        01         CITY      :    GOLDEN
                   STATE/ZIP : CO  80401
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,856.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 88.23500
    --------------------------------------------------------------------
0   0030836464     MORTGAGORS: ZIRILLI              VICTOR

    REGION CODE    ADDRESS   : 621 GOOD SPRINGS ROAD
        01         CITY      :    BRENTWOOD
                   STATE/ZIP : TN  37027
    MORTGAGE AMOUNT :   575,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    575,513.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,225.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,631,000.00
                               P & I AMT:     12,241.44
                               UPB AMT:   1,629,645.66

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          128
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030836506     MORTGAGORS: SEBRECHTS            MARK
                               SEBRECHTS            JADWIG
    REGION CODE    ADDRESS   : 7014 EXETER ROAD
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20814
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 47.61900
    --------------------------------------------------------------------
0   0030836522     MORTGAGORS: ROMSKI               GERARD
                               ROMSKI               BETH
    REGION CODE    ADDRESS   : 8 BRENTWOOD COURT
        01         CITY      :    MT. KISCO
                   STATE/ZIP : NY  10549
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 51.99300
    --------------------------------------------------------------------
0   0030836738     MORTGAGORS: STOUGH               DOUGLAS
                               STOUGH               PRESTON
    REGION CODE    ADDRESS   : 408 MAYFAIR LANE
        01         CITY      :    LOUISVILLE
                   STATE/ZIP : KY  40207
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030836746     MORTGAGORS: MORENO               GUILLERMO

    REGION CODE    ADDRESS   : 6544 SEWANEE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   236,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,095.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,754.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030836860     MORTGAGORS: GORDON               RONALD
                               GORDON               ANNE
    REGION CODE    ADDRESS   : 2808 CHILLON WAY
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   319,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,996.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,398.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,445,450.00
                               P & I AMT:     10,696.90
                               UPB AMT:   1,444,890.62

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          129
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030836894     MORTGAGORS: COHEN                HAROLD
                               COHEN                CHARLOTTE
    REGION CODE    ADDRESS   : 18000 HICKORY LANE
        01         CITY      :    SUNRIVER
                   STATE/ZIP : OR  97707
    MORTGAGE AMOUNT :   352,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,644.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030836993     MORTGAGORS: MC GARITY            TODD
                               MC GARITY            CAROLYN
    REGION CODE    ADDRESS   : 2262 EDGEMERE LAKE CIRCLE
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30062
    MORTGAGE AMOUNT :   310,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,359.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030837009     MORTGAGORS: LEVY                 JOAN

    REGION CODE    ADDRESS   : 12710 MANOR DR
        01         CITY      :    AUBURN
                   STATE/ZIP : CA  95603
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,061.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 89.83000
    --------------------------------------------------------------------
0   0030837181     MORTGAGORS: HEACOCK BISHOP       GAIL

    REGION CODE    ADDRESS   : 3320 WATERFORD WAY
        01         CITY      :    LITHONIA
                   STATE/ZIP : GA  30058
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,183.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030837389     MORTGAGORS: DEWAR                JAMES
                               DEWAR                RUTH
    REGION CODE    ADDRESS   : 342 BELLINO DR
        01         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 59.40500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,511,400.00
                               P & I AMT:     11,449.88
                               UPB AMT:   1,511,400.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          130
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030837462     MORTGAGORS: CHANG                SOO
                               CHANG                CATHERINE
    REGION CODE    ADDRESS   : 18462 DANCY STREET
        01         CITY      :    ROWLAND HEIGHTS
                   STATE/ZIP : CA  91748
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,844.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030837496     MORTGAGORS: DANNER               DANIEL
                               DANNER               MARY
    REGION CODE    ADDRESS   : 76 LONGMEADOW ROAD
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,793.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,260.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030837512     MORTGAGORS: RADHAKRISHNAN        GANAPATHY
                               RADHAKRESHNAN        SARASWATHI
    REGION CODE    ADDRESS   : 2 COLUMBUS
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,835.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,863.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 71.50900
    --------------------------------------------------------------------
0   0030837694     MORTGAGORS: OLIVER               MARTIN
                               OLIVER               KAY
    REGION CODE    ADDRESS   : 1006 COVINGTON LANE
        01         CITY      :    NORFOLK
                   STATE/ZIP : VA  23508
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,818.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,306.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 69.93000
    --------------------------------------------------------------------
0   0030837983     MORTGAGORS: MILLER               KENNETH
                               MILLER               CATHERINE
    REGION CODE    ADDRESS   : 14664 MARIPOSA CT.
        01         CITY      :    BROOMFIELD
                   STATE/ZIP : CO  80020
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,801.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,343.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,427,000.00
                               P & I AMT:     10,742.79
                               UPB AMT:   1,426,093.34

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          131
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030838106     MORTGAGORS: JOESTEN              ANDREW
                               JOESTEN              VALERIE
    REGION CODE    ADDRESS   : 12340 WASHINGTON BRICE RD.
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22033
    MORTGAGE AMOUNT :   203,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    203,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,473.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030838205     MORTGAGORS: LEE                  YUN
                               LEE                  WOO
    REGION CODE    ADDRESS   : 6314 COLGATE AVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90048
    MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,339.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030838239     MORTGAGORS: AHN                  JUNG
                               AHN                  VICTOR
    REGION CODE    ADDRESS   : 11941 DARBY AVENUE
        01         CITY      :    NORTHRIDGE
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,860.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,835.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030838247     MORTGAGORS: ROBERTSON            JAMES
                               MCKENNA              MARTHA
    REGION CODE    ADDRESS   : 1940 BENT TREE PLACE
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95404
    MORTGAGE AMOUNT :   353,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    352,974.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,653.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.93468
    --------------------------------------------------------------------
0   0030838338     MORTGAGORS: SWANSTROM            TROY
                               SWANSTROM            LINDA
    REGION CODE    ADDRESS   : 3032 E NATURE DR
        01         CITY      :    BOISE
                   STATE/ZIP : ID  83706
    MORTGAGE AMOUNT :   218,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,114.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,658.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,276,150.00
                               P & I AMT:      9,662.75
                               UPB AMT:   1,275,488.93

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          132
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030838387     MORTGAGORS: BOWDITCH             PATRICIA
                               ST. JOHN             AUSTIN
    REGION CODE    ADDRESS   : 7106 EXFAIR RD.
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20814
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,752.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,610.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030838577     MORTGAGORS: SCHROCK              PHILIP
                               SCHROCK              JACQUE
    REGION CODE    ADDRESS   : 31422 ALTA LOMA DRIVE
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   409,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    409,258.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,185.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030838692     MORTGAGORS: WILLIAMS             MAURICE
                               WILLIAMS             SANDRA
    REGION CODE    ADDRESS   : 4987 STEWARTVILLE DRIVE
        01         CITY      :    ANTIOCH
                   STATE/ZIP : CA  94509
    MORTGAGE AMOUNT :   273,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,316.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,006.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99100
    --------------------------------------------------------------------
0   0030838791     MORTGAGORS: FOGGIA               RICARDO

    REGION CODE    ADDRESS   : 1211 S. BEACH DRIVE
        01         CITY      :    SEASIDE
                   STATE/ZIP : OR  97138
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,864.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,722.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030839526     MORTGAGORS: BLACK                JOHN
                               BLACK                CAROL
    REGION CODE    ADDRESS   : 1730 JENNIFER DRIVE
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,825.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 72.72727
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,547,000.00
                               P & I AMT:     11,652.72
                               UPB AMT:   1,546,017.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          133
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030839567     MORTGAGORS: MELLETT              TIMOTHY
                               FLANAGAN             MAUREEN
    REGION CODE    ADDRESS   : 4660 NO 20TH STREET
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   226,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,624.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030839708     MORTGAGORS: CRICHLOW             MARTIN
                               CRICHLOW             NELLIE
    REGION CODE    ADDRESS   : 8304 GULLANE CT
        01         CITY      :    FT WASHINGTON
                   STATE/ZIP : MA  20744
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,849.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 82.66600
    --------------------------------------------------------------------
0   0030839716     MORTGAGORS: FLEETWOOD            KENNETH
                               FLEETWOOD            DOLLIE
    REGION CODE    ADDRESS   : 1370 SOUTH ORANGE DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90019
    MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,352.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030839799     MORTGAGORS: APPLEBY              JENNIFER
                               APPLEBY              MICHAEL
    REGION CODE    ADDRESS   : 2200 HASSELL PLACE
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28209
    MORTGAGE AMOUNT :   233,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,757.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.99600
    --------------------------------------------------------------------
0   0030839872     MORTGAGORS: CARLSON              MARK
                               CARLSON              PATRICIA
    REGION CODE    ADDRESS   : 803 PROMENADE LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,028.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.98900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,216,200.00
                               P & I AMT:      9,122.55
                               UPB AMT:   1,215,902.13

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          134
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030839914     MORTGAGORS: ECKLER               GILBERT
                               ECKLER               CAROLINE
    REGION CODE    ADDRESS   : 9958 EAST HIDDEN GREEN DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85262
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,850.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030839963     MORTGAGORS: JABBAWY              SAMUEL
                               JABBAWY              CAROLE
    REGION CODE    ADDRESS   : 17 COUNTRYSIDE ROAD
        01         CITY      :    NEWTON
                   STATE/ZIP : MA  02159
    MORTGAGE AMOUNT :   676,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    675,568.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     5,078.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   015
    LTV :                 62.24677
    --------------------------------------------------------------------
0   0030840052     MORTGAGORS: ZEMLICKA             LEON
                               ZEMLICKA             JENNIFER
    REGION CODE    ADDRESS   : 1417 CLOVER CREEK DRIVE
        01         CITY      :    LONGMONT
                   STATE/ZIP : CO  80503
    MORTGAGE AMOUNT :   242,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,710.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,910.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 94.16700
    --------------------------------------------------------------------
0   0030840078     MORTGAGORS: ELLIS                LARRY
                               GENTRY-ELLIS         MELLISSA
    REGION CODE    ADDRESS   : 22415 VENIDO ROAD
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,327.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030840219     MORTGAGORS: LINE                 WARREN
                               LINE                 CATHRYN
    REGION CODE    ADDRESS   : 4743 PLACIDIA AVE
        01         CITY      :    TOLUCA LAKE
                   STATE/ZIP : CA  91602
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    500,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,888.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,958,100.00
                               P & I AMT:     15,029.73
                               UPB AMT:   1,957,380.04

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          135
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030840292     MORTGAGORS: BELL                 THOMAS

    REGION CODE    ADDRESS   : 130 MCKINLEY PLACE
        01         CITY      :    MONROVIA
                   STATE/ZIP : CA  91016
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,750.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 69.23000
    --------------------------------------------------------------------
0   0030840714     MORTGAGORS: MOORE                H
                               MOORE                CYNTHIA
    REGION CODE    ADDRESS   : 1880 HALLFORT COURT
        01         CITY      :    DUNWOODY
                   STATE/ZIP : GA  30338
    MORTGAGE AMOUNT :   226,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,159.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,720.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99200
    --------------------------------------------------------------------
0   0030840730     MORTGAGORS: SCHAFFER             HOWARD
                               SCHAFFER             MARLENE
    REGION CODE    ADDRESS   : 2506 BRAINARD ROAD
        01         CITY      :    PEPPER PIKE
                   STATE/ZIP : OH  44124
    MORTGAGE AMOUNT :   100,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    100,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       786.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 35.08700
    --------------------------------------------------------------------
0   0030840771     MORTGAGORS: HALL                 DARREN

    REGION CODE    ADDRESS   : 405 SPUCEWOOD COURT
        01         CITY      :    PLEASANT HILL
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   259,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,734.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,952.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030840789     MORTGAGORS: BURGESS              GARY
                               BURGESS              TRACY
    REGION CODE    ADDRESS   : 5933 TURTLE CREEK DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75093
    MORTGAGE AMOUNT :   516,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    516,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,876.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,327,200.00
                               P & I AMT:     10,085.86
                               UPB AMT:   1,326,893.59

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          136
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030840805     MORTGAGORS: VASIOS               GEORGE
                               VASIOS               CLAIRE
    REGION CODE    ADDRESS   : 195 WINTHROP ROAD  UNIT 1
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02146
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,024.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 77.55555
    --------------------------------------------------------------------
0   0030840862     MORTGAGORS: KIRSH                JANET

    REGION CODE    ADDRESS   : 7156 COOPER POINT ROAD
        01         CITY      :    BOZMAN
                   STATE/ZIP : MD  21612
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,851.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,883.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 63.63600
    --------------------------------------------------------------------
0   0030840946     MORTGAGORS: RENO                 JOHN
                               RENO                 DEBORAH
    REGION CODE    ADDRESS   : 8562 WINDOLYN CIRCLE NORTH
        01         CITY      :    MEMPHIS
                   STATE/ZIP : TN  38133
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    649,585.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,883.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.22200
    --------------------------------------------------------------------
0   0030840987     MORTGAGORS: SIDLER               WILLIAM
                               SIDLER               JANE
    REGION CODE    ADDRESS   : 18716 MONTCLAIR COURT
        01         CITY      :    BATON ROUGE
                   STATE/ZIP : LA  70810
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,833.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 68.00000
    --------------------------------------------------------------------
0   0030841043     MORTGAGORS: ALMAGUER             PEDRO

    REGION CODE    ADDRESS   : 10900 SW 136 STREET
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33195
    MORTGAGE AMOUNT :   230,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,860.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,768.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 84.40300
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,659,200.00
                               P & I AMT:     12,453.33
                               UPB AMT:   1,658,330.96

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          137
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030841118     MORTGAGORS: LAWRENCE             MARK
                               LAWRENCE             JUDY
    REGION CODE    ADDRESS   : 31991 VIA GALLO
        01         CITY      :    COTO DE CAZA AREA
                   STATE/ZIP : CA  92679
    MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,082.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,380.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030841126     MORTGAGORS: DWYER                PATRICK
                               GERTENRICH-DWYER     AMY
    REGION CODE    ADDRESS   : 14162 SE DUNLIN DRIVE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97236
    MORTGAGE AMOUNT :   222,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,711.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.98100
    --------------------------------------------------------------------
0   0030841175     MORTGAGORS: GONG                 ROBERT
                               GONG-SHIMASAKI       JILL
    REGION CODE    ADDRESS   : 3361 JERICHO LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95117
    MORTGAGE AMOUNT :   281,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,433.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,190.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030841225     MORTGAGORS: MAGES                TIMOTHY
                               MAGES                NANCY
    REGION CODE    ADDRESS   : 1304 IVEYRIDGE DRIVE
        01         CITY      :    WAXHAM
                   STATE/ZIP : NC  28173
    MORTGAGE AMOUNT :   232,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,677.19  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,628.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.99900
    --------------------------------------------------------------------
0   0030841290     MORTGAGORS: FLORES               RICHARD
                               FLORES               JOANE
    REGION CODE    ADDRESS   : 3880 KIMO WAY
        01         CITY      :    AUBURN
                   STATE/ZIP : CA  95602
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,864.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 54.02298
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,271,350.00
                               P & I AMT:      9,760.09
                               UPB AMT:   1,270,707.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          138
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030841340     MORTGAGORS: THOMPSON             DAVE
                               ESKIN                ROSE
    REGION CODE    ADDRESS   : 21 WOBURN ABBEY AVENUE
        01         CITY      :    CAMP HILL
                   STATE/ZIP : PA  17011
    MORTGAGE AMOUNT :   332,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,468.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030841415     MORTGAGORS: IWAMASA              ANN
                               NAKANO               KENNY
    REGION CODE    ADDRESS   : 8679 GUNNER WAY
        01         CITY      :    FAIR OAKS
                   STATE/ZIP : CA  95628
    MORTGAGE AMOUNT :   271,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,424.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030841639     MORTGAGORS: MARIA                GEORGE
                               MARIA                SHARON
    REGION CODE    ADDRESS   : 15435 EAGLE TAVERN LANE
        01         CITY      :    CENTREVILLE
                   STATE/ZIP : VA  20120
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,168.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030841712     MORTGAGORS: FROUMIS              MARIA

    REGION CODE    ADDRESS   : 1848 N. MOHAWK STREET #2
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60614
    MORTGAGE AMOUNT :   261,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.69000
    --------------------------------------------------------------------
0   0030841720     MORTGAGORS: DILL                 PHILEMON
                               DILL                 JOYCE
    REGION CODE    ADDRESS   : 0088 POTENTILLA LANE
        01         CITY      :    DILLON
                   STATE/ZIP : CO  80435
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 50.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,468,150.00
                               P & I AMT:     10,812.50
                               UPB AMT:   1,467,774.67

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          139
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030841761     MORTGAGORS: SHIVELY              JERRY
                               SHIVELY              JILL
    REGION CODE    ADDRESS   : 1316 SAN LUIS REY DRIVE
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91208
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,102.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,677.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030841779     MORTGAGORS: FORTSTEN             CARL-MIKAEL
                               FORTSTEN             YLVA
    REGION CODE    ADDRESS   : 4506 BELLAIRE BLVD.
        01         CITY      :    BELLAIRE
                   STATE/ZIP : TX  77401
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,838.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030842017     MORTGAGORS: DE LA ROCHA          RICHARD
                               DE LA ROCHA          JENNIE
    REGION CODE    ADDRESS   : 1501 CALABRESE WAY
        01         CITY      :    GILROY
                   STATE/ZIP : CA  95020
    MORTGAGE AMOUNT :   223,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,557.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,680.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.48000
    --------------------------------------------------------------------
0   0030842124     MORTGAGORS: FOSSETT              DAMIREZ
                               FOSSETT              GEBEYANESH
    REGION CODE    ADDRESS   : 11727 MAYFAIR FIELD DRIVE
        01         CITY      :    TIMONIUM
                   STATE/ZIP : MD  21093
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,091.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030842637     MORTGAGORS: COOK                 STEPHEN
                               COOK                 MARLENA
    REGION CODE    ADDRESS   : 319 WEST TIMONIUM ROAD
        01         CITY      :    TIMONIUM
                   STATE/ZIP : MD  21093
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,278,950.00
                               P & I AMT:      9,536.78
                               UPB AMT:   1,278,498.50

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          140
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030842827     MORTGAGORS: INOUYE               IAN
                               INOUYE               CHERYL
    REGION CODE    ADDRESS   : 23539 WEST HEARTHSIDE CT.
        01         CITY      :    VALENCIA
                   STATE/ZIP : CA  91354
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,660.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030842868     MORTGAGORS: HUTCHISON            JEFFREY
                               HUTCHISON            VICTORIA
    REGION CODE    ADDRESS   : 23940 HAMMIOND COURT
        01         CITY      :    VALENCIA
                   STATE/ZIP : CA  91335
    MORTGAGE AMOUNT :   246,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,884.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030843031     MORTGAGORS: CROWDER              JACK
                               CROWDER              RENEE
    REGION CODE    ADDRESS   : 3440 UPSIDE COURT
        01         CITY      :    FALLS CHURCH
                   STATE/ZIP : VA  22042
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,580.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,464.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030843163     MORTGAGORS: KIM                  JUNGE
                               KIM                  YOUNG
    REGION CODE    ADDRESS   : 427 SOUTH ARDEN BLVD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90020
    MORTGAGE AMOUNT :   392,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    392,024.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,085.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030843197     MORTGAGORS: DELGADO              JOHN
                               BERNARD              ANNIE
    REGION CODE    ADDRESS   : 6090 NORTH AMBER AVENUE
        01         CITY      :    CLOVIS
                   STATE/ZIP : CA  93611
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,846.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,877.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,459,300.00
                               P & I AMT:     11,016.49
                               UPB AMT:   1,457,996.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          141
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030843270     MORTGAGORS: LEFTIN               SOLOMON
                               LEFTIN               PATRICE
    REGION CODE    ADDRESS   : 101 SOUTH CLERMONT STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80222
    MORTGAGE AMOUNT :   270,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,936.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99400
    --------------------------------------------------------------------
0   0030843288     MORTGAGORS: DENTON               SCOTT
                               DENTON               JANEEN
    REGION CODE    ADDRESS   : 240 COPA DE ORO
        01         CITY      :    BREA
                   STATE/ZIP : CA  92823
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,096.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030843296     MORTGAGORS: STERN                DANIEL

    REGION CODE    ADDRESS   : 400 MISTLETOE WAY
        01         CITY      :    LAWRENCE
                   STATE/ZIP : NY  11559
    MORTGAGE AMOUNT :   324,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    323,343.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,377.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.91300
    --------------------------------------------------------------------
0   0030843312     MORTGAGORS: MARTIN               GREGORY
                               MARTIN               SHERRI
    REGION CODE    ADDRESS   : 305 KENT DRIVE
        01         CITY      :    EAST GREENWICH
                   STATE/ZIP : RI  02818
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,666.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030843320     MORTGAGORS: DEMSHECK             JOHN
                               DEMSHECK             VALERIE
    REGION CODE    ADDRESS   : 44 SUNHILL ROAD
        01         CITY      :    NESCONSET
                   STATE/ZIP : NY  11767
    MORTGAGE AMOUNT :   222,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,357,600.00
                               P & I AMT:     10,014.48
                               UPB AMT:   1,355,841.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          142
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030843361     MORTGAGORS: MALLORY              CALVIN
                               MALLORY              FELICIA
    REGION CODE    ADDRESS   : 17340 SW 32 COURT
        01         CITY      :    MIRAMAR
                   STATE/ZIP : FL  33029
    MORTGAGE AMOUNT :   226,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,960.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,699.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.99960
    --------------------------------------------------------------------
0   0030843437     MORTGAGORS: VOLCHOK              MICHAEL
                               VOLCHOK              MARTHA
    REGION CODE    ADDRESS   : 81 WING BLVD WEST
        01         CITY      :    EAST SANDWICH
                   STATE/ZIP : MA  02537
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,854.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,068.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030843502     MORTGAGORS: YAKES                NONA
                               YAKES                WAYNE
    REGION CODE    ADDRESS   : UNIT 620
        01         CITY      :    MINTURN
                   STATE/ZIP : CO  81645
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,703.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,742.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030843551     MORTGAGORS: STRAND               JEFFREY

    REGION CODE    ADDRESS   : 44 MOUNTAINVIEW RD
        01         CITY      :    WARREN
                   STATE/ZIP : NJ  07059
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,196.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 68.86300
    --------------------------------------------------------------------
0   0030843601     MORTGAGORS: RYCOTT               MICHAEL

    REGION CODE    ADDRESS   : 14880 NW JEWELL LANE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97229
    MORTGAGE AMOUNT :   270,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,912.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,054.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.99100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,291,500.00
                               P & I AMT:      9,762.42
                               UPB AMT:   1,290,430.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          143
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030843684     MORTGAGORS: SALHUS               STEPHEN
                               SALHUS               VICTORIA
    REGION CODE    ADDRESS   : 3 BERRYHILL DRIVE
        01         CITY      :    FORT SALONGA
                   STATE/ZIP : NY  11768
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    374,532.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,850.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.95700
    --------------------------------------------------------------------
0   0030843692     MORTGAGORS: BUZZA                ROBERT
                               DAVIES               STEVEN
    REGION CODE    ADDRESS   : 22 SCRIBNER HILL ROAD
        01         CITY      :    WILTON
                   STATE/ZIP : CT  06897
    MORTGAGE AMOUNT :   302,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,022.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,298.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030843700     MORTGAGORS: PETERSON             DARYL
                               PETERSON             KATHRYN
    REGION CODE    ADDRESS   : 6803 50TH AVE S
        01         CITY      :    FARGO
                   STATE/ZIP : ND  58104
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,628.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030843718     MORTGAGORS: ZIGLER               RONY
                               ZIGLER               SYLVIA
    REGION CODE    ADDRESS   : W 303 N 3275 TIMBERHILL CT
        01         CITY      :    PEWAUKEE
                   STATE/ZIP : WI  53072
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,595.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,091.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 51.81800
    --------------------------------------------------------------------
0   0030843817     MORTGAGORS: MYNATT               W.
                               MYNATT               MARY
    REGION CODE    ADDRESS   : 862 BEACH ROAD
        01         CITY      :    SANIBEL
                   STATE/ZIP : FL  33957
    MORTGAGE AMOUNT :   297,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    297,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,261.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,535,900.00
                               P & I AMT:     11,526.36
                               UPB AMT:   1,533,278.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          144
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030843858     MORTGAGORS: MILES                KENNETH
                               MILES                DIANA
    REGION CODE    ADDRESS   : 9465 GULLEYS COVE LANE
        01         CITY      :    EASTON
                   STATE/ZIP : MD  21601
    MORTGAGE AMOUNT :   253,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,926.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 71.81303
    --------------------------------------------------------------------
0   0030843924     MORTGAGORS: FREDERICK            BRIAN

    REGION CODE    ADDRESS   : 1565 EAST STIRRUP COURT
        01         CITY      :    GILBERT
                   STATE/ZIP : AZ  85296
    MORTGAGE AMOUNT :   250,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,755.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,973.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 89.99347
    --------------------------------------------------------------------
0   0030843973     MORTGAGORS: NGUYEN               GEORGE
                               CAO                  VIVIAN
    REGION CODE    ADDRESS   : 10 LEDGEWOOD DRIVE
        01         CITY      :    LAS FLORES
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   259,710.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,710.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,928.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99900
    --------------------------------------------------------------------
0   0030844104     MORTGAGORS: MAHAFFEY             PAUL
                               MAHAFFEY             KARLEEN
    REGION CODE    ADDRESS   : 16115 39TH PLACE NORTH
        01         CITY      :    PLYMOUTH
                   STATE/ZIP : MN  55446
    MORTGAGE AMOUNT :   253,254.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,254.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,880.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 71.69100
    --------------------------------------------------------------------
0   0030844146     MORTGAGORS: PEREIRA              MICHAEL
                               PEREIRA              THERESA
    REGION CODE    ADDRESS   : 6734 CIELITO WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95119
    MORTGAGE AMOUNT :   261,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,091.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,008.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,278,614.00
                               P & I AMT:      9,718.14
                               UPB AMT:   1,278,311.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          145
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030844153     MORTGAGORS: BAKER                PAXTON
                               BAKER                RACHEL
    REGION CODE    ADDRESS   : 4620 NORTH PARK AVENUE, 1506W,
        01         CITY      :    CHEVY CHASE
                   STATE/ZIP : MD  20815
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,982.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,094.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030844195     MORTGAGORS: WYCKOFF              PETER
                               WYCKOFF              CONSTANCE
    REGION CODE    ADDRESS   : 10220 PINEHURST DRIVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78747
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,772.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,981.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 63.52900
    --------------------------------------------------------------------
0   0030844203     MORTGAGORS: WESSINGER            STEVEN
                               WESSINGER            LAUREN
    REGION CODE    ADDRESS   : 3000 DEERWOOD DRIVE
        01         CITY      :    WACO
                   STATE/ZIP : TX  76710
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    349,528.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,568.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 59.82900
    --------------------------------------------------------------------
0   0030844211     MORTGAGORS: STUCKI               GRANT
                               STUCKI               WENDY
    REGION CODE    ADDRESS   : 215 NORTH COUNTRY MANOR LANE
        01         CITY      :    ALPINE
                   STATE/ZIP : UT  84004
    MORTGAGE AMOUNT :   434,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    433,914.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,188.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.52000
    --------------------------------------------------------------------
0   0030844229     MORTGAGORS: ST. LAWRENCE         OLIVER
                               ST. LAWRENCE         SHARON
    REGION CODE    ADDRESS   : 1 SLEIGH LANE
        01         CITY      :    WESTBORO
                   STATE/ZIP : MA  01581
    MORTGAGE AMOUNT :   258,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,160.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,919.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 77.16400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,588,500.00
                               P & I AMT:     11,750.91
                               UPB AMT:   1,585,359.62

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          146
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030844237     MORTGAGORS: NEU                  CARLOS
                               NEU                  JUDITH
    REGION CODE    ADDRESS   : 14 LONGFELLOW RD
        01         CITY      :    CAMBRIDGE
                   STATE/ZIP : MA  02138
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,641.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,103.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 53.33300
    --------------------------------------------------------------------
0   0030844245     MORTGAGORS: JEFFRA               JAMES
                               JEFFRA               SHARON
    REGION CODE    ADDRESS   : 4035 VIA REBECCA
        01         CITY      :    LANCASTER
                   STATE/ZIP : CA  93536
    MORTGAGE AMOUNT :   151,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    151,350.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,124.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.98200
    --------------------------------------------------------------------
0   0030844278     MORTGAGORS: HICKS                JEFFREY
                               HICKS                DYNA
    REGION CODE    ADDRESS   : 4825 REDWOOD RETREAT ROAD
        01         CITY      :    GILROY
                   STATE/ZIP : CA  95020
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,794.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,508.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 71.73900
    --------------------------------------------------------------------
0   0030844286     MORTGAGORS: RICCIBONO            ANTHONY
                               RICCOBONO            DONNA
    REGION CODE    ADDRESS   : 8812 FRY CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   251,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,743.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,914.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030844401     MORTGAGORS: MCDONALD             EDWARD

    REGION CODE    ADDRESS   : 1924 CANADA BOULEVARD
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91208
    MORTGAGE AMOUNT :   241,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99867
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,254,450.00
                               P & I AMT:      9,441.09
                               UPB AMT:   1,253,630.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          147
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030844526     MORTGAGORS: HAWKINS              TODD
                               HAWKINS              MICHELLE
    REGION CODE    ADDRESS   : 2 VIA ANADEJA
        01         CITY      :    RANCHO SANTA MARGARITA
                   STATE/ZIP : CA  92688
    MORTGAGE AMOUNT :   234,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,739.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.98800
    --------------------------------------------------------------------
0   0030844740     MORTGAGORS: GRGAS                MILAN
                               GRGAS-BEGO           MIRJANA
    REGION CODE    ADDRESS   : 1129 CAPIT0L DRIVE #19
        01         CITY      :    SAN PEDRO
                   STATE/ZIP : CA  90732
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 84.98583
    --------------------------------------------------------------------
0   0030844781     MORTGAGORS: GALLIANI             ROBERT
                               ANASTASI-GALLIANI    MARA
    REGION CODE    ADDRESS   : 99 FAWN DRIVE
        01         CITY      :    SAN ANSELMO
                   STATE/ZIP : CA  94960
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,751.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,040.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 66.66666
    --------------------------------------------------------------------
0   0030844815     MORTGAGORS: WEINELL              JOHN
                               WEINELL              MARIANNE
    REGION CODE    ADDRESS   : 24335 TITUS DRIVE
        01         CITY      :    DANA POINT
                   STATE/ZIP : CA  92629
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,306.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.93600
    --------------------------------------------------------------------
0   0030844922     MORTGAGORS: SUH                  KI YOUNG
                               SUH                  YOUNG SUN
    REGION CODE    ADDRESS   : 5877 CASTANO DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95126
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,811.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,488.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 60.37700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,494,250.00
                               P & I AMT:     11,336.31
                               UPB AMT:   1,493,812.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          148
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030845051     MORTGAGORS: REDELFS              ANN

    REGION CODE    ADDRESS   : 4459 NEW JERSEY STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92116
    MORTGAGE AMOUNT :   245,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,951.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,884.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030845069     MORTGAGORS: TURK                 PAUL
                               PURDY                KAREN
    REGION CODE    ADDRESS   : 2515 GLENLAWN PLACE
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 82.11900
    --------------------------------------------------------------------
0   0030845184     MORTGAGORS: DOMINIANNI           BRUNO
                               DOMINIANNI           GUNTA
    REGION CODE    ADDRESS   : 10962 EAST DALE LANE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85262
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,827.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,450.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 64.84000
    --------------------------------------------------------------------
0   0030845226     MORTGAGORS: SYMONS               R.
                               SYMONS               SUSANN
    REGION CODE    ADDRESS   : 132 SUNNY HILL DRIVE
        01         CITY      :    PETALUMA
                   STATE/ZIP : CA  94952
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,727.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,460.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 72.00000
    --------------------------------------------------------------------
0   0030845283     MORTGAGORS: ADAMS                STEVE
                               ADAMS                NANCY
    REGION CODE    ADDRESS   : 6300 PALOMINO DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75024
    MORTGAGE AMOUNT :   244,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,861.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.99500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,495,950.00
                               P & I AMT:     11,476.09
                               UPB AMT:   1,495,356.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          149
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030845291     MORTGAGORS: LAYLIN               ROBIN
                               BAIRD                LAURA
    REGION CODE    ADDRESS   : 40 GREEN MEADOW RD
        01         CITY      :    SKILLMAN
                   STATE/ZIP : NJ  08558
    MORTGAGE AMOUNT :   480,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    479,750.78  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,651.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030845374     MORTGAGORS: SANDERSON            JAMES
                               SANDERSON            MARY
    REGION CODE    ADDRESS   : 251 PARK AVENUE
        01         CITY      :    BOCA GRANDE
                   STATE/ZIP : FL  33921
    MORTGAGE AMOUNT :   305,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,829.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,426.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 79.22000
    --------------------------------------------------------------------
0   0030845408     MORTGAGORS: SCHAUBHUT            R
                               SCHAUBHUT            KAREN
    REGION CODE    ADDRESS   : 32 HIGHLAND ROAD
        01         CITY      :    GLEN ROCK
                   STATE/ZIP : NJ  07452
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,675.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,976.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.78700
    --------------------------------------------------------------------
0   0030845424     MORTGAGORS: MCCOTTER             ORSON
                               MCCOTTER             MARY
    REGION CODE    ADDRESS   : 360 BERN WAY
        01         CITY      :    MIDWAY
                   STATE/ZIP : UT  84049
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,562.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,384.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 51.58700
    --------------------------------------------------------------------
0   0030845655     MORTGAGORS: RECIDORO             PRISCILLA

    REGION CODE    ADDRESS   : 130 AMETHYST COURT
        01         CITY      :    HERCULES
                   STATE/ZIP : CA  94547
    MORTGAGE AMOUNT :   250,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,887.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,901.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,620,550.00
                               P & I AMT:     12,340.35
                               UPB AMT:   1,618,705.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          150
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030845663     MORTGAGORS: ROE                  RAYMOND
                               ROE                  BERNICE
    REGION CODE    ADDRESS   : 355 BRIARCLIFF TERRACE
        01         CITY      :    KINNELON
                   STATE/ZIP : NJ  07405
    MORTGAGE AMOUNT :   499,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,836.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.10700
    --------------------------------------------------------------------
0   0030845671     MORTGAGORS: AKMAN                MITCHELL
                               AKMAN                JOANNE
    REGION CODE    ADDRESS   : 8236 EQUESTRIAN DRIVE
        01         CITY      :    REDDING
                   STATE/ZIP : CA  96001
    MORTGAGE AMOUNT :   308,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,803.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,313.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.00000
    --------------------------------------------------------------------
0   0030845689     MORTGAGORS: OLSEN                THOMAS
                               OLSEN                DOROTHY
    REGION CODE    ADDRESS   : 9670 CANYON RIDGE LANE
        01         CITY      :    BOISE
                   STATE/ZIP : ID  83704
    MORTGAGE AMOUNT :   220,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,359.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,656.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030845697     MORTGAGORS: HOLBROOK             STEPHEN
                               HOLBROOK             JUDY
    REGION CODE    ADDRESS   : 2240 KODIAK DRIVE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30345
    MORTGAGE AMOUNT :   230,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,253.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,730.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.94000
    --------------------------------------------------------------------
0   0030845846     MORTGAGORS: CAMERON JR           JOHN

    REGION CODE    ADDRESS   : 801 LISADELL DRIVE
        01         CITY      :    KENNETT SQUARE
                   STATE/ZIP : PA  19348
    MORTGAGE AMOUNT :   233,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,451.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,754.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,491,500.00
                               P & I AMT:     11,293.22
                               UPB AMT:   1,490,867.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          151
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030845861     MORTGAGORS: AKROP                THOMAS
                               AKROP                MARTHA
    REGION CODE    ADDRESS   : 4310 COURT DRIVE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95062
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,535.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,246.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   09/01/26
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.58942
    --------------------------------------------------------------------
0   0030845929     MORTGAGORS: MC MANS              EUGENE
                               MC MANS              ANN
    REGION CODE    ADDRESS   : 2642 HILLCREST  AVENUE
        01         CITY      :    AUGUSTA
                   STATE/ZIP : GA  30904
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,826.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,043.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030845986     MORTGAGORS: FERRARI              LOUIS
                               FERRARI              KATHLEEN
    REGION CODE    ADDRESS   : 1568 MCCOY AVENUE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,848.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,922.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 50.50505
    --------------------------------------------------------------------
0   0030846026     MORTGAGORS: LEVY                 MICHAEL
                               LEVY                 ROBIN
    REGION CODE    ADDRESS   : 5933 COUNTY OAK ROAD
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91367
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    285,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,116.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 63.33300
    --------------------------------------------------------------------
0   0030846042     MORTGAGORS: COMBS                PATRICK

    REGION CODE    ADDRESS   : 15 SYLVAN AVENUE
        01         CITY      :    WALLINGFORD
                   STATE/ZIP : CT  06492
    MORTGAGE AMOUNT :    77,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :     77,346.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       561.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,196,400.00
                               P & I AMT:      8,889.58
                               UPB AMT:   1,195,557.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          152
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030846091     MORTGAGORS: NGUYEN               TUAN
                               NGUYEN               LE
    REGION CODE    ADDRESS   : 23064 CASS AVENUE
        01         CITY      :    WOODLAND HILLS
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,324.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,069.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030846141     MORTGAGORS: CONE                 ANDREW
                               CONE                 JEANNINE
    REGION CODE    ADDRESS   : 14031 SOUTH 8TH STREET
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85048
    MORTGAGE AMOUNT :   296,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,660.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,230.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 84.55400
    --------------------------------------------------------------------
0   0030846158     MORTGAGORS: HOLDEN               MAUVAREEN

    REGION CODE    ADDRESS   : 4202 E. CABARRUS COURT
        01         CITY      :    GREENSBORO
                   STATE/ZIP : NC  27407
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,845.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,631.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 64.28571
    --------------------------------------------------------------------
0   0030846208     MORTGAGORS: WADDINGTON           EDWARD
                               WADDINGTON           SUZANNE
    REGION CODE    ADDRESS   : 3234 WALDWICK WAY
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30068
    MORTGAGE AMOUNT :   311,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    311,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,312.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 72.19000
    --------------------------------------------------------------------
0   0030846406     MORTGAGORS: MC INTYRE            PATRICIA

    REGION CODE    ADDRESS   : 683 ANITA STREET
        01         CITY      :    LAGUNA BEACH
                   STATE/ZIP : CA  92651
    MORTGAGE AMOUNT :   328,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,779.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,406.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,436,850.00
                               P & I AMT:     10,650.92
                               UPB AMT:   1,436,110.09

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          153
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030846513     MORTGAGORS: FULLER               THOMAS
                               FULLER               CYNTHIA
    REGION CODE    ADDRESS   : 990 ASHEBROOKE WAY
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30068
    MORTGAGE AMOUNT :   307,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,004.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,307.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 88.27586
    --------------------------------------------------------------------
0   0030846539     MORTGAGORS: MERCADO              TEODORICO
                               MERCADO              AGNES
    REGION CODE    ADDRESS   : 451 SOUTH BEECHTREE COURT
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   256,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,636.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030846620     MORTGAGORS: LIEBER               RICHARD
                               LIEBER               DEBORAH
    REGION CODE    ADDRESS   : 5086 BROOKBURN DRIVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   317,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,330.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.98800
    --------------------------------------------------------------------
0   0030846687     MORTGAGORS: WOOD                 LAWRENCE
                               WOOD                 BARBARA
    REGION CODE    ADDRESS   : 1020 HICKORY COURT
        01         CITY      :    HOLLISTER
                   STATE/ZIP : CA  95023
    MORTGAGE AMOUNT :   235,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,664.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,855.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 89.99725
    --------------------------------------------------------------------
0   0030846711     MORTGAGORS: SMITH                STEPHEN

    REGION CODE    ADDRESS   : 104 OCEAN AVENUE
        01         CITY      :    MANASQUAN
                   STATE/ZIP : NJ  08736
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,145.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,396,450.00
                               P & I AMT:     10,568.27
                               UPB AMT:   1,395,954.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          154
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030846737     MORTGAGORS: SMITH                CHARLES
                               SMITH                KATHRYN
    REGION CODE    ADDRESS   : 159 TANO ROAD
        01         CITY      :    SANTA FE
                   STATE/ZIP : NM  87501
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,821.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 76.00000
    --------------------------------------------------------------------
0   0030846877     MORTGAGORS: POSSIDONI            JOHN

    REGION CODE    ADDRESS   : 1928 55TH PLACE
        01         CITY      :    DOWNERS GROVE
                   STATE/ZIP : IL  60515
    MORTGAGE AMOUNT :   233,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,858.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,791.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.60600
    --------------------------------------------------------------------
0   0030846885     MORTGAGORS: PRIETO               CARLOS

    REGION CODE    ADDRESS   : 2735 LINDA MARIE DRIVE
        01         CITY      :    OAKTON
                   STATE/ZIP : VA  22124
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,837.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,060.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030846968     MORTGAGORS: RITTER               RONALD

    REGION CODE    ADDRESS   : 351 ROBERTS RUN
        01         CITY      :    BAY VILLAGE
                   STATE/ZIP : OH  44140
    MORTGAGE AMOUNT :   257,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,235.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,933.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030847024     MORTGAGORS: MCNUTT               JAMES
                               MCNUTT               LYNN
    REGION CODE    ADDRESS   : 7604 CAPSTICK AVENUE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89129
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,859.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,652.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,358,400.00
                               P & I AMT:     10,260.31
                               UPB AMT:   1,357,792.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          155
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030847040     MORTGAGORS: DUNLOP               MICHAEL
                               DUNLOP               ELIZABETH
    REGION CODE    ADDRESS   : 6316 WEST WASHINGTON BLVD
        01         CITY      :    WAUWATOSA
                   STATE/ZIP : WI  53213
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,769.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030847123     MORTGAGORS: AMOUKHTEH            PEIMAN
                               AMOUKHTEH            KATHERINE
    REGION CODE    ADDRESS   : 408 AVENIDA OSSA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   261,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,333.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,964.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030847222     MORTGAGORS: BOUDOUIN             ANTHONY

    REGION CODE    ADDRESS   : 3341 BRUNELL DRIVE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94602
    MORTGAGE AMOUNT :   243,629.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,036.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,766.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.90000
    --------------------------------------------------------------------
0   0030847248     MORTGAGORS: ASGIAN               ROBERT

    REGION CODE    ADDRESS   : 6540 EAST EL ROBLE STREET
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90815
    MORTGAGE AMOUNT :   237,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,263.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,702.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.15500
    --------------------------------------------------------------------
0   0030847255     MORTGAGORS: DURFEE               STEVEN

    REGION CODE    ADDRESS   : 1170 TWINS PEAK CIRCLE
        01         CITY      :    LONGMONT
                   STATE/ZIP : CO  80503
    MORTGAGE AMOUNT :   254,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,537.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,230,179.00
                               P & I AMT:      9,115.79
                               UPB AMT:   1,228,920.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          156
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030847271     MORTGAGORS: YANG                 ANGELA
                               SHEN                 ALEXANDER
    REGION CODE    ADDRESS   : 2775 ASHWOOD CIRCLE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92835
    MORTGAGE AMOUNT :   272,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,942.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 74.60200
    --------------------------------------------------------------------
0   0030847289     MORTGAGORS: LOK                  LU
                               CORRAL               GARTH
    REGION CODE    ADDRESS   : 1414 MERCER AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,592.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030847297     MORTGAGORS: GRINDHEIM            ROLF
                               ECKLAND-GRINDHEIM    KRISTEN
    REGION CODE    ADDRESS   : 1881 WILT RD
        01         CITY      :    FALLBROOK
                   STATE/ZIP : CA  92028
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,592.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030847313     MORTGAGORS: NOLAN                THOMAS
                               NOLAN                MARIANN
    REGION CODE    ADDRESS   : 77273  CALLE MAZATLAN
        01         CITY      :    LA QUINTA
                   STATE/ZIP : CA  92253
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,854.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030847446     MORTGAGORS: BERRY                TIMOTHY
                               BERRY                MARIBEA
    REGION CODE    ADDRESS   : 762 EAST CHARLESTON ROAD
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94303
    MORTGAGE AMOUNT :   328,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,690.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,493.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 85.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,416,400.00
                               P & I AMT:     10,487.56
                               UPB AMT:   1,414,672.15

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          157
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030847453     MORTGAGORS: TEMPLETON            DAVID
                               TEMPLETON            DEBRA
    REGION CODE    ADDRESS   : 14 TREERIDGE LANE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   371,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,751.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,722.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.77000
    --------------------------------------------------------------------
0   0030847479     MORTGAGORS: SHERWOOD             ELDON
                               SHERWOOD             DIANE
    REGION CODE    ADDRESS   : 121 NATIONAL STREET
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   253,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,334.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 47.47100
    --------------------------------------------------------------------
0   0030847529     MORTGAGORS: CASERTA              VICTOR
                               CASERTA              TERRI
    REGION CODE    ADDRESS   : 446 WOLDUNN CIRCLE
        01         CITY      :    LAKE MARY
                   STATE/ZIP : FL  32746
    MORTGAGE AMOUNT :   258,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,896.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 85.00000
    --------------------------------------------------------------------
0   0030847727     MORTGAGORS: SMITH                BILLY
                               SMITH                BARBARA
    REGION CODE    ADDRESS   : 11010 MC MOORE LN
        01         CITY      :    BEAUMONT
                   STATE/ZIP : TX  77713
    MORTGAGE AMOUNT :   217,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    216,374.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,577.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   10/01/26
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030847743     MORTGAGORS: BURT                 RONNIE
                               BATISTA              SHERSTIN
    REGION CODE    ADDRESS   : 880 CROSSFIRE RIDGE
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30064
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,827.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 84.98200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,349,500.00
                               P & I AMT:      9,905.38
                               UPB AMT:   1,347,859.36

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          158
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030848006     MORTGAGORS: FELLINGHAM           GEORGE

    REGION CODE    ADDRESS   : 184 WESTRIDGE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95117
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,843.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,781.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030848071     MORTGAGORS: SCOTT                CHUCK
                               SCOTT                JANE
    REGION CODE    ADDRESS   : 20824 DECORA DRIVE
        01         CITY      :    CORNELIUS
                   STATE/ZIP : NC  28031
    MORTGAGE AMOUNT :   222,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    221,911.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.98600
    --------------------------------------------------------------------
0   0030848089     MORTGAGORS: MINER                ROBERT
                               MINER                MAUREEN
    REGION CODE    ADDRESS   : 17449 BELLETO DRIVE
        01         CITY      :    MORGAN HILL
                   STATE/ZIP : CA  95037
    MORTGAGE AMOUNT :   358,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    358,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,658.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030848121     MORTGAGORS: HOLLAND              MICHAEL
                               HOLLAND              PALMA
    REGION CODE    ADDRESS   : 16309 AVENIDA FLORENCIA
        01         CITY      :    POWAY
                   STATE/ZIP : CA  92064
    MORTGAGE AMOUNT :   289,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,810.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,145.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.17800
    --------------------------------------------------------------------
0   0030848220     MORTGAGORS: SNYDER               ROBERT

    REGION CODE    ADDRESS   : 1030 RUE MADORA
        01         CITY      :    BEAR
                   STATE/ZIP : DE  19701
    MORTGAGE AMOUNT :    90,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :     90,837.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       659.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 94.95456
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,199,950.00
                               P & I AMT:      8,932.79
                               UPB AMT:   1,199,403.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          159
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030848279     MORTGAGORS: GRASSI               TONY
                               GRASSI               TAMI
    REGION CODE    ADDRESS   : 507 ISABEL DRIVE
        01         CITY      :    MARTINEZ
                   STATE/ZIP : CA  94553
    MORTGAGE AMOUNT :   268,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,187.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.99115
    --------------------------------------------------------------------
0   0030848287     MORTGAGORS: FAIRBANKS            DOUGLAS
                               FAIRBANKS            HEIDI
    REGION CODE    ADDRESS   : 10020 AUSTRAL COVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78739
    MORTGAGE AMOUNT :   229,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,340.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,786.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 93.80900
    --------------------------------------------------------------------
0   0030848311     MORTGAGORS: MORALES              JUDY
                               MORALES              EMMIE
    REGION CODE    ADDRESS   : 3747 PINE AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90807
    MORTGAGE AMOUNT :   246,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,350.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,895.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.99000
    --------------------------------------------------------------------
0   0030848386     MORTGAGORS: CAMPBELL             JAMES
                               CAMPBELL             MARY
    REGION CODE    ADDRESS   : 1215 MILLER COURT
        01         CITY      :    UPLAND
                   STATE/ZIP : CA  91784
    MORTGAGE AMOUNT :   223,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,707.27  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,655.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 91.39300
    --------------------------------------------------------------------
0   0030848394     MORTGAGORS: GERLINSKI            LAWRENCE
                               GERLINSKI            JUDITH
    REGION CODE    ADDRESS   : 1307 STRATFORD AVE
        01         CITY      :    SOUTH PASADENA
                   STATE/ZIP : CA  91030
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,676.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,207,600.00
                               P & I AMT:      9,162.53
                               UPB AMT:   1,206,262.35

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          160
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030848576     MORTGAGORS: AGRESS               KENNETH
                               AGRESS               LINDA
    REGION CODE    ADDRESS   : 17920 CARPINTERO AVENUE
        01         CITY      :    BELL FLOWER
                   STATE/ZIP : CA  90706
    MORTGAGE AMOUNT :   206,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    205,858.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,493.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030848584     MORTGAGORS: DUKE                 DWAYNE
                               DUKE                 ROBIN
    REGION CODE    ADDRESS   : 552 KENNEDY DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89110
    MORTGAGE AMOUNT :   271,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,339.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,111.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 63.88000
    --------------------------------------------------------------------
0   0030848618     MORTGAGORS: HUBNER               ESTRELLITA
                               RICCI                JAMES
    REGION CODE    ADDRESS   : 2211 BENT CREEK
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   328,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    327,996.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,381.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.99800
    --------------------------------------------------------------------
0   0030848634     MORTGAGORS: FINCH                MARK
                               FINCH                RHODORA
    REGION CODE    ADDRESS   : 6097 MT. OLYMPUS DRIVE
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94552
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,197.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030848691     MORTGAGORS: CHAN                 PATTY

    REGION CODE    ADDRESS   : 19 BETHANY DRIVE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92612
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,617.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,934.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.97200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,371,950.00
                               P & I AMT:     10,118.96
                               UPB AMT:   1,370,811.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          161
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030848725     MORTGAGORS: BRAFMAN              BERNARD

    REGION CODE    ADDRESS   : 5837 PISTOIA WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   400,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,569.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,153.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030848733     MORTGAGORS: GHIAS                JAWED

    REGION CODE    ADDRESS   : 5516 SPINNAKER BAY DRIVE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,427.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,894.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030848741     MORTGAGORS: MOODY                EDMOND
                               MOODY                MARIA
    REGION CODE    ADDRESS   : 1221 AVOCADO SUMMIT DRIVE
        01         CITY      :    EL CAJON
                   STATE/ZIP : CA  92019
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,687.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030848840     MORTGAGORS: MANGINI              JOHN
                               MANGINI              PATRICIA
    REGION CODE    ADDRESS   : 50 PHEASANT RUN
        01         CITY      :    OLD TAPPAN
                   STATE/ZIP : NJ  07675
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,865.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 93.61800
    --------------------------------------------------------------------
0   0030848972     MORTGAGORS: BUCK                 JAMES
                               LIN-BUCK             HELEN
    REGION CODE    ADDRESS   : 1122 LARK SONG LANE
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,629.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,632,800.00
                               P & I AMT:     12,350.83
                               UPB AMT:   1,631,550.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          162
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030849012     MORTGAGORS: GANS                 RONALD
                               GELMAN-GANS          NINA
    REGION CODE    ADDRESS   : 270 CANON DRIVE
        01         CITY      :    SANTA BARBRA
                   STATE/ZIP : CA  93105
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,794.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,614.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030849061     MORTGAGORS: CLARK                JEFFREY
                               CHIMITS              BARBARA
    REGION CODE    ADDRESS   : 13631 GERSHON PLACE
        01         CITY      :    SANTA ANA
                   STATE/ZIP : CA  92705
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,684.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030849095     MORTGAGORS: JIU                  DAVID
                               MORELAND             DOUGLAS
    REGION CODE    ADDRESS   : 14 FLORES
        01         CITY      :    FOOTHILL RANCH
                   STATE/ZIP : CA  92610
    MORTGAGE AMOUNT :   327,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,985.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,429.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 84.98700
    --------------------------------------------------------------------
0   0030849269     MORTGAGORS: RUSSELL              KENNETH
                               RUSSELL              CINDRA
    REGION CODE    ADDRESS   : 5311 SW WICHITA STREET
        01         CITY      :    TUALATIN
                   STATE/ZIP : OR  97062
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,698.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,643.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030849343     MORTGAGORS: LEONARDSON           GIL
                               CALLENDER            DEBORAH
    REGION CODE    ADDRESS   : 9997 E DELBERT ROAD
        01         CITY      :    PARKER
                   STATE/ZIP : CO  80134
    MORTGAGE AMOUNT :   285,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,813.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,116.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 77.02700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,420,200.00
                               P & I AMT:     10,636.60
                               UPB AMT:   1,418,976.36

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          163
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030849392     MORTGAGORS: NIBHANUPUDY          JAGANNADHA
                               NIBHANUPUDY          JANAKI
    REGION CODE    ADDRESS   : 7921 WINGATE DRIVE
        01         CITY      :    GLEN DALE
                   STATE/ZIP : MD  20769
    MORTGAGE AMOUNT :   261,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,879.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,938.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 87.02000
    --------------------------------------------------------------------
0   0030849467     MORTGAGORS: MAINARDI             PAUL
                               MAINARDI             ROSEANN
    REGION CODE    ADDRESS   : 37 COLUMBIA HIGHWAY
        01         CITY      :    BRIDGETON
                   STATE/ZIP : NJ  08302
    MORTGAGE AMOUNT :   253,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,846.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 58.56400
    --------------------------------------------------------------------
0   0030849509     MORTGAGORS: WANTA                ERIC
                               WANTA                HOLLY
    REGION CODE    ADDRESS   : 77 SURFSIDE ROAD
        01         CITY      :    SCITUATE
                   STATE/ZIP : MA  02066
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,426.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030849533     MORTGAGORS: SANCHEZ              RAMON
                               SANCHEZ              MARY
    REGION CODE    ADDRESS   : 6007 WEST COUNTRY COURT
        01         CITY      :    VISALIA
                   STATE/ZIP : CA  93277
    MORTGAGE AMOUNT :   223,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,720.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.98900
    --------------------------------------------------------------------
0   0030849574     MORTGAGORS: GALIK                ANNETTE

    REGION CODE    ADDRESS   : 2648 YORKTOWN PLACE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77056
    MORTGAGE AMOUNT :   258,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,060.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,918.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,308,150.00
                               P & I AMT:      9,949.03
                               UPB AMT:   1,307,486.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          164
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030849582     MORTGAGORS: O'BRIEN              AUSTIN
                               O'BRIEN              ALANNA
    REGION CODE    ADDRESS   : 11 BLAKES HILL ROAD
        01         CITY      :    WESTFORD
                   STATE/ZIP : MA  01886
    MORTGAGE AMOUNT :   317,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,063.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.95800
    --------------------------------------------------------------------
0   0030849616     MORTGAGORS: KRUPNICK             MATTHEW
                               MIRSKY               POLLY
    REGION CODE    ADDRESS   : 6 KENDALL CT
        01         CITY      :    MENDHAM
                   STATE/ZIP : NJ  07945
    MORTGAGE AMOUNT :   448,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    447,411.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,326.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030849624     MORTGAGORS: CRIDER               RONNIE
                               CRIDER               KAREN
    REGION CODE    ADDRESS   : 2152 FEATHER SOUND DRIVE
        01         CITY      :    CLEARWATER
                   STATE/ZIP : FL  34622
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,014.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030849731     MORTGAGORS: SILVERMAN            HERBERT
                               TURENNE              ADRIENNE
    REGION CODE    ADDRESS   : 10 ST. PIERRE
        01         CITY      :    NEWPORT COAST
                   STATE/ZIP : CA  92657
    MORTGAGE AMOUNT :   471,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    471,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,539.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.87700
    --------------------------------------------------------------------
0   0030849764     MORTGAGORS: NGUYEN               RICHARD
                               NGUYEN               CINDY
    REGION CODE    ADDRESS   : 10459 PLACER RIVER CIRCLE
        01         CITY      :    FOUNTAIN VALLEY
                   STATE/ZIP : CA  92708
    MORTGAGE AMOUNT :   279,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,021.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,097.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,816,100.00
                               P & I AMT:     13,576.61
                               UPB AMT:   1,813,712.59

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          165
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030849830     MORTGAGORS: JACKSON              BELGICA

    REGION CODE    ADDRESS   : 3 DUDLEY PLACE
        01         CITY      :    YONKERS
                   STATE/ZIP : NY  10703
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,682.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,006.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030849855     MORTGAGORS: MADSEN               MATTHEW
                               PAWLIKOWSKI-MADSEN   LYNN
    REGION CODE    ADDRESS   : 14 HIGH MOUNTAIN TRAIL
        01         CITY      :    LINCOLN PARK
                   STATE/ZIP : NJ  07035
    MORTGAGE AMOUNT :   247,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,648.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,906.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030849889     MORTGAGORS: ARP                  BENNIE
                               ARP                  LINDA
    REGION CODE    ADDRESS   : 529 CHEROKEE BOULEVARD
        01         CITY      :    KNOXVILLE
                   STATE/ZIP : TN  37919
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,540.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,414.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030849913     MORTGAGORS: REEVES               RICHARD
                               DEVINE               KATHLEEN
    REGION CODE    ADDRESS   : 10921 DEDEKE DRIVE
        01         CITY      :    NEW BRAUNFELS
                   STATE/ZIP : TX  78132
    MORTGAGE AMOUNT :   278,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,025.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,042.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030849954     MORTGAGORS: WIRKEN               JAMES
                               WIRKEN               MARY
    REGION CODE    ADDRESS   : 47 W 53 STREET
        01         CITY      :    KANSAS CITY
                   STATE/ZIP : MO  64112
    MORTGAGE AMOUNT :   288,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,111.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,116.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.97400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,408,850.00
                               P & I AMT:     10,487.58
                               UPB AMT:   1,407,008.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          166
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030850002     MORTGAGORS: SOBOTOWICZ           WILLIAM
                               SOBOTOWICZ           DEBORAH
    REGION CODE    ADDRESS   : 132 HIGHLAND CIRCLE
        01         CITY      :    LEXINGTON
                   STATE/ZIP : SC  29072
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,846.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,737.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.59183
    --------------------------------------------------------------------
0   0030850010     MORTGAGORS: NICHOLS              RICHARD
                               NICHOLS              TRESA
    REGION CODE    ADDRESS   : 3565 CHERRY LANE
        01         CITY      :    MEDFORD
                   STATE/ZIP : OR  97504
    MORTGAGE AMOUNT :   274,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,130.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,014.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030850028     MORTGAGORS: SLOVITER             ROBERT
                               SLOVITER             MELINDA
    REGION CODE    ADDRESS   : 6910 N. CHAPARRAL PLACE
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85718
    MORTGAGE AMOUNT :   384,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    384,231.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,823.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030850044     MORTGAGORS: ZIEMER               GORDON
                               CLOUD                SHERRILL
    REGION CODE    ADDRESS   : 21 PINION COURT
        01         CITY      :    PLACITAS
                   STATE/ZIP : NM  87043
    MORTGAGE AMOUNT :   329,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,557.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,414.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030850051     MORTGAGORS: STEPHEN              WILFORD
                               STEPHEN              BEENA
    REGION CODE    ADDRESS   : 66 BRONXVILLE RD
        01         CITY      :    BRONXVILLE
                   STATE/ZIP : NY  10708
    MORTGAGE AMOUNT :   270,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,035.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,984.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,492,650.00
                               P & I AMT:     10,972.98
                               UPB AMT:   1,490,802.23

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          167
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030850069     MORTGAGORS: RUSSELL              RICHARD
                               RUSSELL              MARTHA
    REGION CODE    ADDRESS   : 16435 TELGE ROAD
        01         CITY      :    CYPRESS
                   STATE/ZIP : TX  77429
    MORTGAGE AMOUNT :   248,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,073.93  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,844.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030850135     MORTGAGORS: BARTHOLD             JAMES
                               BARTHOLD             KAREN
    REGION CODE    ADDRESS   : 958 SEVARDEN LANE
        01         CITY      :    CROWNSVILLE
                   STATE/ZIP : MD  21032
    MORTGAGE AMOUNT :   414,016.00  OPTION TO CONVERT :
    UNPAID BALANCE :    413,752.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,110.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 66.56200
    --------------------------------------------------------------------
0   0030850192     MORTGAGORS: STEPP                MICHAEL
                               STEPP                MARY
    REGION CODE    ADDRESS   : 7817 HUNTSMAN BLVD
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : VA  22153
    MORTGAGE AMOUNT :   264,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,913.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,892.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 89.98200
    --------------------------------------------------------------------
0   0030850341     MORTGAGORS: LONG                 GREGORY
                               LONG                 NANCY
    REGION CODE    ADDRESS   : 529 PARK AVENUE
        01         CITY      :    DE KALB
                   STATE/ZIP : IL  60115
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,839.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.64285
    --------------------------------------------------------------------
0   0030850358     MORTGAGORS: STEPHENS             CHARLES
                               OLSON                MARY
    REGION CODE    ADDRESS   : 4816 BRIDGE CREEK ROAD
        01         CITY      :    SAN LUIS OBISPO
                   STATE/ZIP : CA  93401
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,527.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,672.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 68.57100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,537,516.00
                               P & I AMT:     11,405.44
                               UPB AMT:   1,536,106.90

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          168
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030850374     MORTGAGORS: DOUGHER              JOHN
                               DOUGHER              TRACI
    REGION CODE    ADDRESS   : 1531 BONNIE BRAE STREET
        01         CITY      :    HERMOSA BEACH
                   STATE/ZIP : CA  90254
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,006.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030850390     MORTGAGORS: SINGH                SUMA

    REGION CODE    ADDRESS   : 34522 ALBERTA TERRACE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94538
    MORTGAGE AMOUNT :   241,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,042.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030850606     MORTGAGORS: NORBY                KRISTIN

    REGION CODE    ADDRESS   : 1280 CAPRI DRIVE
        01         CITY      :    PACIFIC PALASIDES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   650,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    650,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,826.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 61.43600
    --------------------------------------------------------------------
0   0030850689     MORTGAGORS: DENAPOLES            LOUIS
                               DENAPOLES            ROSE
    REGION CODE    ADDRESS   : 1424 HIGH RIDGE ROAD
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06904
    MORTGAGE AMOUNT :   223,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,756.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030850788     MORTGAGORS: ROPER                PAUL
                               ROPER                ANN
    REGION CODE    ADDRESS   : 21106 RAINTREE COURT
        01         CITY      :    ASHBURN
                   STATE/ZIP : VA  22010
    MORTGAGE AMOUNT :   226,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,644.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,605,250.00
                               P & I AMT:     12,024.50
                               UPB AMT:   1,605,092.21

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          169
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030850952     MORTGAGORS: CHERNEY              JERRY
                               CHERNEY              LYNN
    REGION CODE    ADDRESS   : 2750 PORTER COURT
        01         CITY      :    GLENVIEW
                   STATE/ZIP : IL  60025
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,518.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 48.92300
    --------------------------------------------------------------------
0   0030850994     MORTGAGORS: HILDEBRAND           STAN
                               ROACH                LYNNE
    REGION CODE    ADDRESS   : 9 SUNNYMEADE COURT
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   245,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,285.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,845.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030851000     MORTGAGORS: VALICENTI            FREDERICK
                               VALICENTI            LINDA
    REGION CODE    ADDRESS   : 251 STEEPLECHASE ROAD
        01         CITY      :    BARRINGTON HILLS
                   STATE/ZIP : IL  60010
    MORTGAGE AMOUNT :   443,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    442,403.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,250.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 59.06600
    --------------------------------------------------------------------
0   0030851026     MORTGAGORS: GORDON               KENNETH
                               GORDON               DAFNA
    REGION CODE    ADDRESS   : 925 SUTTON DRIVE
        01         CITY      :    NORTHBROOK
                   STATE/ZIP : IL  60062
    MORTGAGE AMOUNT :   307,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    307,085.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,256.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030851059     MORTGAGORS: PUMPHREY             WESLEY
                               PUMPHREY             DEBRA
    REGION CODE    ADDRESS   : 417 RIDING RIDGE ROAD
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21403
    MORTGAGE AMOUNT :   253,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,993.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,242.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   11/01/16
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,499,900.00
                               P & I AMT:     11,473.06
                               UPB AMT:   1,495,287.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          170
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030851075     MORTGAGORS: SCHWAB               LAUREN
                               SCHWAB               JOHN
    REGION CODE    ADDRESS   : 701 SOUTH WARSON RD.
        01         CITY      :    ST. LOUIS
                   STATE/ZIP : MO  63124
    MORTGAGE AMOUNT :   562,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    561,742.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,127.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 52.08300
    --------------------------------------------------------------------
0   0030851083     MORTGAGORS: FOX                  PATRICK
                               FOX                  KELLY
    REGION CODE    ADDRESS   : 421 CANVASBACK ROAD
        01         CITY      :    MOORESVILLE
                   STATE/ZIP : NC  28115
    MORTGAGE AMOUNT :   347,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,508.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,485.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030851109     MORTGAGORS: REILLY               HAROLD
                               REILLY               VALERIE
    REGION CODE    ADDRESS   : 1206 PRINCE EDWARD STREET
        01         CITY      :    FREDERICKSBURG
                   STATE/ZIP : VA  22401
    MORTGAGE AMOUNT :   288,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    287,592.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030851117     MORTGAGORS: FISK                 ROYCE
                               FISK                 EILEEN
    REGION CODE    ADDRESS   : 16645 JACKSON STREET
        01         CITY      :    OMAHA
                   STATE/ZIP : NE  68118
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,295.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,643.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.40500
    --------------------------------------------------------------------
0   0030851125     MORTGAGORS: HENNIER              DOUGLAS
                               HENNIER              SUZANNE
    REGION CODE    ADDRESS   : 12311 FLINT
        01         CITY      :    OVERLAND PARK
                   STATE/ZIP : KS  66213
    MORTGAGE AMOUNT :   221,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,687.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,583.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,653,500.00
                               P & I AMT:     11,903.08
                               UPB AMT:   1,650,826.21

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          171
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030851133     MORTGAGORS: DICKEY               JAMES
                               MURPHY               MARCELLA
    REGION CODE    ADDRESS   : 7817 AYLESFORD LANE
        01         CITY      :    LAUREL
                   STATE/ZIP : MD  20707
    MORTGAGE AMOUNT :   256,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,870.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,928.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99700
    --------------------------------------------------------------------
0   0030851141     MORTGAGORS: MARKOWITZ            MICHAEL
                               MARKOWITZ            ANNE
    REGION CODE    ADDRESS   : 10 INA ROAD
        01         CITY      :    NORFOLK
                   STATE/ZIP : MA  02192
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,612.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,817.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030851158     MORTGAGORS: WILLIAMS             DAVID
                               JACKSON              BETSEY
    REGION CODE    ADDRESS   : 48 PHEASANT HILL LANE
        01         CITY      :    CARLISLE
                   STATE/ZIP : MA  01720
    MORTGAGE AMOUNT :   294,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,176.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,131.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030851182     MORTGAGORS: BROOKES              MICHAEL
                               VENSKUS              JOHN
    REGION CODE    ADDRESS   : 27 CORNELL DRIVE
        01         CITY      :    EAST BRUNSWICK
                   STATE/ZIP : NJ  08816
    MORTGAGE AMOUNT :   227,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,743.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,652.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 93.12600
    --------------------------------------------------------------------
0   0030851307     MORTGAGORS: ABDELNOUR            A ALBERT
                               ABDELNOUR            MARYANN
    REGION CODE    ADDRESS   : 34621 NAVIN
        01         CITY      :    LIVONIA
                   STATE/ZIP : MI  48152
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,952.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 94.71600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,289,600.00
                               P & I AMT:      9,482.86
                               UPB AMT:   1,287,402.88

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          172
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030851315     MORTGAGORS: SYLVESTER            HAROLD
                               SYLVESTER            KATHLEEN
    REGION CODE    ADDRESS   : 6057 ROSE AVENUE
        01         CITY      :    NORTH HOLLYWOOD,
                   STATE/ZIP : CA  91606
    MORTGAGE AMOUNT :   370,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,163.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,782.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030851364     MORTGAGORS: POWERS               MARIAN

    REGION CODE    ADDRESS   : 504 HEATHER CIRCLE
        01         CITY      :    VILLANOVA
                   STATE/ZIP : PA  19085
    MORTGAGE AMOUNT :   508,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    508,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,408.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/17
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030851422     MORTGAGORS: MEIERHOEFER          CHRISTINE

    REGION CODE    ADDRESS   : 30 WASHINGTON STREET
        01         CITY      :    MARBLEHEAD
                   STATE/ZIP : MA  01945
    MORTGAGE AMOUNT :   339,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,642.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030851455     MORTGAGORS: FULLING              FRANK
                               FULLING              MARY
    REGION CODE    ADDRESS   : LOT 33, 3 JACK RABBIT LANE
        01         CITY      :    WESTFORD
                   STATE/ZIP : MA  01886
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,225.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,875.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 72.94700
    --------------------------------------------------------------------
0   0030851471     MORTGAGORS: SIMMERS              EDITH
                               HERBECK              DALE
    REGION CODE    ADDRESS   : 15 DOVER FARM ROAD
        01         CITY      :    MEDFIELD
                   STATE/ZIP : MA  02053
    MORTGAGE AMOUNT :   225,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,011.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,596.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 46.99900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,708,700.00
                               P & I AMT:     13,305.88
                               UPB AMT:   1,707,150.53

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          173
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030851489     MORTGAGORS: EPPERSON             ROBERT
                               EPPERSON             ALANE
    REGION CODE    ADDRESS   : 4212 RIVERSEDGE WAY
        01         CITY      :    BALTIMORE
                   STATE/ZIP : MD  21219
    MORTGAGE AMOUNT :   231,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,203.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,739.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.98600
    --------------------------------------------------------------------
0   0030851497     MORTGAGORS: COLLINS              CHARLES
                               COLLINS              ANNE
    REGION CODE    ADDRESS   : 40 GARFIELD STREET
        01         CITY      :    WATERTOWN
                   STATE/ZIP : MA  02172
    MORTGAGE AMOUNT :   297,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,805.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,205.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 45.34300
    --------------------------------------------------------------------
0   0030851539     MORTGAGORS: GIACHETTO            GREGORY
                               GIACHETTO            SHERYL
    REGION CODE    ADDRESS   : 716 CAMBRIDGE MANOR
        01         CITY      :    COPPELL
                   STATE/ZIP : TX  75019
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,409.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,911.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 78.37400
    --------------------------------------------------------------------
0   0030851612     MORTGAGORS: AGNETA               DAVID
                               AGNETA               MARY
    REGION CODE    ADDRESS   : LOT 32 JACK RABBIT LANE
        01         CITY      :    WESTFORD
                   STATE/ZIP : MA  01886
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,273.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   01/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 70.71800
    --------------------------------------------------------------------
0   0030851646     MORTGAGORS: KEENAN               TERRENCE
                               KEENAN               MARIA
    REGION CODE    ADDRESS   : 7474 SOUTH MARQUETTE DRIVE
        01         CITY      :    TINLEY PARK
                   STATE/ZIP : IL  60477
    MORTGAGE AMOUNT :   223,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,199.06  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,639.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.50000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,278,000.00
                               P & I AMT:      9,329.44
                               UPB AMT:   1,274,892.36

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          174
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030851729     MORTGAGORS: SUTTEN               MICHAEL

    REGION CODE    ADDRESS   : 14725 SPORT OF KINGS
        01         CITY      :    WICHITA
                   STATE/ZIP : KS  67230
    MORTGAGE AMOUNT :   238,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,162.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030851737     MORTGAGORS: TATUM                MICHAEL
                               TATUM                ELIZABETH
    REGION CODE    ADDRESS   : 22912 NORTH WOODCREST DRIVE
        01         CITY      :    KILDEER
                   STATE/ZIP : IL  60047
    MORTGAGE AMOUNT :   462,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    462,073.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,312.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030851778     MORTGAGORS: SHEAR                RICHARD
                               SHEAR                LINDA
    REGION CODE    ADDRESS   : 2817 TREEVIEW PLACE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92635
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,486.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.78700
    --------------------------------------------------------------------
0   0030851836     MORTGAGORS: KELSEY               JOHN
                               KELSEY               WENDY
    REGION CODE    ADDRESS   : 2045 WINDFIELD DRIVE
        01         CITY      :    WILLIAMSPORT
                   STATE/ZIP : PA  17701
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,404.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,076.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 58.69500
    --------------------------------------------------------------------
0   0030851869     MORTGAGORS: LINDEMAN             R.H.

    REGION CODE    ADDRESS   : 221 FAIRY TRAIL
        01         CITY      :    LOOKOUT MOUNTAIN
                   STATE/ZIP : TN  37350
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,575.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,495,900.00
                               P & I AMT:     10,956.81
                               UPB AMT:   1,493,702.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          175
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030851885     MORTGAGORS: WILSON               DON
                               WILSON               CATHERINE
    REGION CODE    ADDRESS   : 3252 WINGFIELD LAKE ROAD
        01         CITY      :    WILLIAMBURG
                   STATE/ZIP : VA  23185
    MORTGAGE AMOUNT :   625,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    624,200.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,695.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 73.52900
    --------------------------------------------------------------------
0   0030851893     MORTGAGORS: ENGEL                WILLIAM
                               ENGEL                CAROL
    REGION CODE    ADDRESS   : 732 PADDOCK PATH
        01         CITY      :    MOORESTOWN
                   STATE/ZIP : NJ  08057
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,649.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.62500
    --------------------------------------------------------------------
0   0030851901     MORTGAGORS: LEWIS                MATTHEW
                               LEWIS                KIMBERLY
    REGION CODE    ADDRESS   : 110 LOCHWOOD WEST DR
        01         CITY      :    CARY
                   STATE/ZIP : NC  27511
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,212.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030851919     MORTGAGORS: DWYER                DANIEL
                               DWYER                PATRICE
    REGION CODE    ADDRESS   : 327 N. DOGWOOD TRAIL
        01         CITY      :    SOUTHERN SHORES
                   STATE/ZIP : NC  27949
    MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    309,506.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,228.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.75000
    --------------------------------------------------------------------
0   0030851927     MORTGAGORS: JOHNSON              EDNA
                               JOHNSON              ROY
    REGION CODE    ADDRESS   : 2924 HUNTER ROAD
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22031
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,712.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.58000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,657,000.00
                               P & I AMT:     12,212.35
                               UPB AMT:   1,653,281.37

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          176
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030851943     MORTGAGORS: FOUNTAIN             CAROL

    REGION CODE    ADDRESS   : 66 RUSTIC LANE
        01         CITY      :    READING
                   STATE/ZIP : MA  01867
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    277,635.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,064.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 84.24200
    --------------------------------------------------------------------
0   0030851950     MORTGAGORS: WOZNIAK              BOGUSLAW
                               WOZNIAK              HENRYKA
    REGION CODE    ADDRESS   : 6622 CARRIAGE WAY
        01         CITY      :    LONG GROVE
                   STATE/ZIP : IL  60047
    MORTGAGE AMOUNT :   306,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,294.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,248.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 53.77100
    --------------------------------------------------------------------
0   0030851984     MORTGAGORS: LAWRENCE             MILES
                               LAWRENCE             SHARI
    REGION CODE    ADDRESS   : 1341 CASSINS STREET
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92009
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,772.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,392.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.49508
    --------------------------------------------------------------------
0   0030851992     MORTGAGORS: DAVIS                BARBARA

    REGION CODE    ADDRESS   : 16153 NW CANTERWOOD WAY
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97229
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,654.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.00300
    --------------------------------------------------------------------
0   0030852040     MORTGAGORS: O'DONNELL            THOMAS
                               O'DONNELL            PATRICIA
    REGION CODE    ADDRESS   : 24 FOUNDERS WAY
        01         CITY      :    MILFORD
                   STATE/ZIP : CT  06460
    MORTGAGE AMOUNT :   326,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    325,108.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,395.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,490,900.00
                               P & I AMT:     10,913.55
                               UPB AMT:   1,488,465.55

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          177
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030852123     MORTGAGORS: WEXLER               MARVIN
                               WEXLER               JUNE
    REGION CODE    ADDRESS   : 44436 MARTINGALE COURT
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    379,745.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,788.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 55.88200
    --------------------------------------------------------------------
0   0030852156     MORTGAGORS: MOORE                CHRISTOPHER
                               FRUSETTA-MOORE       NANCY
    REGION CODE    ADDRESS   : 5235 LIGURIAN COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95138
    MORTGAGE AMOUNT :   348,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,577.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,620.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030852172     MORTGAGORS: RUESCH               BONNITA

    REGION CODE    ADDRESS   : 5983 POST OAK CIRCLE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,856.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,966.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 54.94500
    --------------------------------------------------------------------
0   0030852305     MORTGAGORS: TERRANOVA            RONALD
                               TERRANOVA            MARY
    REGION CODE    ADDRESS   : 2430 HIGHLAND HILLS DRIVE
        01         CITY      :    EL DORADO HILLS
                   STATE/ZIP : CA  95762
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,806.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,460.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 77.10843
    --------------------------------------------------------------------
0   0030852370     MORTGAGORS: SMITH                JEFFREY
                               SMITH                SHERI
    REGION CODE    ADDRESS   : 3328 CALEO COURT
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75025
    MORTGAGE AMOUNT :   235,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,708.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,534,400.00
                               P & I AMT:     11,544.28
                               UPB AMT:   1,533,584.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          178
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030852495     MORTGAGORS: GRIESMAIER           LANCE
                               GRIESMAIER           LYNN
    REGION CODE    ADDRESS   : 611 E. EUCLID AVE
        01         CITY      :    ARLINGTON HEIGHTS
                   STATE/ZIP : IL  60004
    MORTGAGE AMOUNT :   275,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,847.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,067.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030852503     MORTGAGORS: GRAHAM               GARY
                               GRAHAM               KAREN
    REGION CODE    ADDRESS   : 1982 PALMETTO TERRACE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92831
    MORTGAGE AMOUNT :   227,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,836.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,647.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99900
    --------------------------------------------------------------------
0   0030852511     MORTGAGORS: FLOREZ               EDWARD
                               FLOREZ               BEATRICE
    REGION CODE    ADDRESS   : 5210 HALF MOON DRIVE
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80915
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,208.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,992.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/17
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.30900
    --------------------------------------------------------------------
0   0030852529     MORTGAGORS: HENDERSON            WILLIAM

    REGION CODE    ADDRESS   : 3432 NORTH VENICE STREET
        01         CITY      :    ARLINGTON
                   STATE/ZIP : VA  22207
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,555.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,421.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.47300
    --------------------------------------------------------------------
0   0030852545     MORTGAGORS: RENTON               DAVID
                               GERTENRICH           JILL
    REGION CODE    ADDRESS   : 5335 SUMMIT STREET
        01         CITY      :    WEST LINN
                   STATE/ZIP : OR  97068
    MORTGAGE AMOUNT :   314,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    314,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,386.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.50900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,382,350.00
                               P & I AMT:     10,514.94
                               UPB AMT:   1,380,448.17

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          179
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030852552     MORTGAGORS: CHOI                 HOWARD
                               CHOI                 SEUNG
    REGION CODE    ADDRESS   : 20643 OAK CREST DRIVE
        01         CITY      :    DIAMOND BAR
                   STATE/ZIP : CA  91765
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,806.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,283.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030852560     MORTGAGORS: PYZDROWSKI           JOHN
                               PYZDROWSKI           DEBORAH
    REGION CODE    ADDRESS   : 5011 SIDEBURN ROAD
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22032
    MORTGAGE AMOUNT :   256,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,244.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,971.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.99800
    --------------------------------------------------------------------
0   0030852644     MORTGAGORS: YOUMANS              JOSEPH
                               MICHALIK-YOUMANS     ELAINE
    REGION CODE    ADDRESS   : 162 & 164 NIETO AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,785.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.29400
    --------------------------------------------------------------------
0   0030852701     MORTGAGORS: WILLIAMSON           ROBERT
                               OWNBEY               DONNA
    REGION CODE    ADDRESS   : 5203 FOOTHILL RANCH ROAD
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95404
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,969.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 59.25900
    --------------------------------------------------------------------
0   0030852859     MORTGAGORS: ZIEMANN              ANDREAS
                               ZIEMANN              MARLENE
    REGION CODE    ADDRESS   : 7623 SOUTHWEST LELAND DRIVE
        01         CITY      :    ALOHA
                   STATE/ZIP : OR  97007
    MORTGAGE AMOUNT :   197,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    197,474.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,484.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,478,000.00
                               P & I AMT:     11,057.89
                               UPB AMT:   1,477,310.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          180
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030852933     MORTGAGORS: HOELTZELL            PERRY

    REGION CODE    ADDRESS   : 2300 SE 7TH DRIVE
        01         CITY      :    POMPANO BEACH
                   STATE/ZIP : FL  33062
    MORTGAGE AMOUNT :   486,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    486,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,823.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030852966     MORTGAGORS: MC INTYRE            MARGUERITE
                               BRULAND              JOAN
    REGION CODE    ADDRESS   : 5839 ROSS STREET
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94618
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,929.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030852982     MORTGAGORS: BELANGER             DAVID
                               BELANGER             MARY
    REGION CODE    ADDRESS   : 717 HUCKLEBERRY CIRCLE
        01         CITY      :    FELTON
                   STATE/ZIP : CA  95018
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,853.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,928.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030853022     MORTGAGORS: SHERMAN              SUSAN

    REGION CODE    ADDRESS   : 4982 ROCHELLE AVE
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92604
    MORTGAGE AMOUNT :   260,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,333.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,957.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.76100
    --------------------------------------------------------------------
0   0030853071     MORTGAGORS: WONG                 RANDALL

    REGION CODE    ADDRESS   : 257 POIPU DRIVE
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96825
    MORTGAGE AMOUNT :   504,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    504,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,654.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,888,500.00
                               P & I AMT:     14,293.63
                               UPB AMT:   1,888,187.39

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          181
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030853105     MORTGAGORS: CHAN                 ERICK
                               CHANG                TIFFANNIE
    REGION CODE    ADDRESS   : 3201 HARDING AVE
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96816
    MORTGAGE AMOUNT :   496,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    496,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,596.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 77.25800
    --------------------------------------------------------------------
0   0030853113     MORTGAGORS: LAUER                WILLIAM

    REGION CODE    ADDRESS   : 11264 BRIGHT POND LANE
        01         CITY      :    RESTON
                   STATE/ZIP : VA  20194
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    425,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,155.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 64.39300
    --------------------------------------------------------------------
0   0030853121     MORTGAGORS: KEELER               BARRY
                               LARSEN-KEELER        LISA
    REGION CODE    ADDRESS   : 3296 W. LEDYARD WAY
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,842.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,717.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030853394     MORTGAGORS: LEONG                FRANKLIN
                               LEONG                JANE
    REGION CODE    ADDRESS   : 1541 KANALUI STREET
        01         CITY      :    HONOLULU
                   STATE/ZIP : HI  96816
    MORTGAGE AMOUNT :   492,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    492,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,696.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030853618     MORTGAGORS: REINKE               MARK
                               REINKE               ANNE
    REGION CODE    ADDRESS   : 720 PLEASANT
        01         CITY      :    GLEN ELLYN
                   STATE/ZIP : IL  60137
    MORTGAGE AMOUNT :   241,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,417.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,831.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 76.50700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,888,000.00
                               P & I AMT:     13,996.98
                               UPB AMT:   1,887,260.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          182
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030853675     MORTGAGORS: TRIPI                ANTHONY

    REGION CODE    ADDRESS   : 3951 NW 96TH AVENUE
        01         CITY      :    COOPER CITY
                   STATE/ZIP : FL  33024
    MORTGAGE AMOUNT :   140,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,921.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,113.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 72.91600
    --------------------------------------------------------------------
0   0030853683     MORTGAGORS: LACY                 CHARLES
                               LACY                 HAZEL
    REGION CODE    ADDRESS   : 24252 MIRASOL WAY
        01         CITY      :    TEMECULA
                   STATE/ZIP : CA  92590
    MORTGAGE AMOUNT :   310,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,301.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 60.78400
    --------------------------------------------------------------------
0   0030853758     MORTGAGORS: SANDOVAL             MAURO
                               SANDOVAL             NELDA
    REGION CODE    ADDRESS   : 6122 YARWELL DRIVE
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77096
    MORTGAGE AMOUNT :    95,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :     95,434.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       702.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98700
    --------------------------------------------------------------------
0   0030853774     MORTGAGORS: BUU                  HUGH
                               TRUONG               KAREN
    REGION CODE    ADDRESS   : 8639 FENWICK WAY
        01         CITY      :    DUBLIN
                   STATE/ZIP : CA  94568
    MORTGAGE AMOUNT :   255,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :     55,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,917.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030853816     MORTGAGORS: WELCH                PAUL
                               TABORA               ARLENA
    REGION CODE    ADDRESS   : 124 RUSSET ROAD
        01         CITY      :    STAMFORD
                   STATE/ZIP : CT  06903
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,613.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,030.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,080,900.00
                               P & I AMT:      8,065.30
                               UPB AMT:     880,169.31

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          183
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030853840     MORTGAGORS: STOTSKY              DANA
                               RYAN                 SUSAN
    REGION CODE    ADDRESS   : 578 WEST WILLOW  COURT
        01         CITY      :    LOUISVILLE
                   STATE/ZIP : CO  80027
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,666.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,819.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030853923     MORTGAGORS: DEDIEGO MD           JORGE
                               DEDIEGO              ANA
    REGION CODE    ADDRESS   : 6446 NORWEST 113   COURT
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33178
    MORTGAGE AMOUNT :   241,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,357.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 89.99700
    --------------------------------------------------------------------
0   0030854038     MORTGAGORS: MURRAY               THEODORE
                               MURRAY               ROXANNE
    REGION CODE    ADDRESS   : 4511 W RAPID SPRINGS COVE
        01         CITY      :    AUSTIN
                   STATE/ZIP : TX  78746
    MORTGAGE AMOUNT :   472,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    472,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,587.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030854079     MORTGAGORS: MENDE                ROBERT
                               MENDE                CYNTHIA
    REGION CODE    ADDRESS   : 185 OAKWOOD LANE
        01         CITY      :    BOULDER CREEK
                   STATE/ZIP : CA  95006
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,827.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,271.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030854129     MORTGAGORS: HORTON               JAMES
                               HORTON               LYNN
    REGION CODE    ADDRESS   : 1549 EAST FOREST OAKS DRIVE
        01         CITY      :    FRESNO
                   STATE/ZIP : CA  93720
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,790.68  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,375.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,573,500.00
                               P & I AMT:     11,932.79
                               UPB AMT:   1,572,641.76

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          184
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030854145     MORTGAGORS: O' CONNOR            TIMOTHY
                               RIDGE                KAREN
    REGION CODE    ADDRESS   : 12773 CHERRYWOOD STREET
        01         CITY      :    POWAY
                   STATE/ZIP : CA  92064
    MORTGAGE AMOUNT :   294,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,612.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,214.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030854186     MORTGAGORS: SEELEY               LYNNE
                               LEE                  PETER
    REGION CODE    ADDRESS   : ROUTE 88
        01         CITY      :    YARMOUTH
                   STATE/ZIP : ME  04096
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,424.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,083.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030854202     MORTGAGORS: DOBRIDGE             MICHAEL
                               DOBRIDGE             JANE
    REGION CODE    ADDRESS   : 866 DRIFTING SANDS DR
        01         CITY      :    COROLLA
                   STATE/ZIP : NC  27927
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    317,519.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,432.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/26
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030854210     MORTGAGORS: O'BRIEN              JAMES
                               O'BRIEN              PHOEBE
    REGION CODE    ADDRESS   : 1083 MILL CREEK ROAD
        01         CITY      :    INCLINE VILLAGE
                   STATE/ZIP : NV  89451
    MORTGAGE AMOUNT :   500,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    499,376.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,800.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 71.42800
    --------------------------------------------------------------------
0   0030854236     MORTGAGORS: CRAWFORD             STEVEN

    REGION CODE    ADDRESS   : 10645 ST ANDREWS CT
        01         CITY      :    FESTUS
                   STATE/ZIP : MO  63028
    MORTGAGE AMOUNT :   296,640.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,250.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,202.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,695,440.00
                               P & I AMT:     12,733.78
                               UPB AMT:   1,691,182.80

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          185
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030854244     MORTGAGORS: LANEY                ROBERT
                               LANEY                REBECCA
    REGION CODE    ADDRESS   : 4900 WELLINGTON FARMS DRIVE
        01         CITY      :    CHESTER
                   STATE/ZIP : VA  23831
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,606.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,142.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.91800
    --------------------------------------------------------------------
0   0030854251     MORTGAGORS: ENSLEY               KEVIN

    REGION CODE    ADDRESS   : 418 NW ALBEMARLE TERRACE
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97210
    MORTGAGE AMOUNT :   334,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,739.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,482.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030854335     MORTGAGORS: PRIMEAU              CHARLES
                               PRIMEAU              LAURIE
    REGION CODE    ADDRESS   : 3304 YONGE STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92106
    MORTGAGE AMOUNT :   322,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    322,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,562.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 68.53191
    --------------------------------------------------------------------
0   0030854434     MORTGAGORS: VILLALOVOS           TERENCE
                               VILLALOVOS           CHRISTINA
    REGION CODE    ADDRESS   : 2848 OPAL CT
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   248,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,391.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,867.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.99498
    --------------------------------------------------------------------
0   0030854459     MORTGAGORS: STEVENS              MARILYN
                               LIPTON               JACK
    REGION CODE    ADDRESS   : 2300 SUPERIOR AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90291
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,823.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,856.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 89.98200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,453,050.00
                               P & I AMT:     10,911.75
                               UPB AMT:   1,451,661.47

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          186
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030854467     MORTGAGORS: HAMPTON              JOHN
                               WASHINGTON           LORI
    REGION CODE    ADDRESS   : 33048 SOQUEL STREET
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   255,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,883.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.99000
    --------------------------------------------------------------------
0   0030854608     MORTGAGORS: OBENAUF              GARY

    REGION CODE    ADDRESS   : 144 WEST PEACE RIVER DRIVE
        01         CITY      :    FRESNO
                   STATE/ZIP : CA  93711
    MORTGAGE AMOUNT :   235,825.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,825.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.99400
    --------------------------------------------------------------------
0   0030854772     MORTGAGORS: ALBERT               LARRY
                               ALBERT               NANCY
    REGION CODE    ADDRESS   : 146 KORTNEY DRIVE
        01         CITY      :    WEATHERFORD
                   STATE/ZIP : TX  76087
    MORTGAGE AMOUNT :   227,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,604.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,711.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 74.67200
    --------------------------------------------------------------------
0   0030854806     MORTGAGORS: TAN                  ROSE
                               TAN                  DOMINIC
    REGION CODE    ADDRESS   : 4202 CHESTNUT AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90807
    MORTGAGE AMOUNT :   246,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,843.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 49.59677
    --------------------------------------------------------------------
0   0030855019     MORTGAGORS: REACHI               RUDY
                               BELLAMY              KAREN
    REGION CODE    ADDRESS   : 20737 DUMONT STREET
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91364
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,175.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 78.94700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,264,625.00
                               P & I AMT:      9,441.38
                               UPB AMT:   1,264,156.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          187
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030855175     MORTGAGORS: CASTILLO             EDUARDO
                               ABELLANA             EMMA
    REGION CODE    ADDRESS   : 1400 EL CAMINO REAL #131
        01         CITY      :    SOUTH SAN FRANCISCO
                   STATE/ZIP : CA  94080
    MORTGAGE AMOUNT :   158,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    158,793.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,165.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.99043
    --------------------------------------------------------------------
0   0030855183     MORTGAGORS: FOSTER               MICHAEL
                               FOSTER               KARIN
    REGION CODE    ADDRESS   : 1611 ROSE STREET
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94703
    MORTGAGE AMOUNT :   260,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,629.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,936.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030855191     MORTGAGORS: LUPPI                GIANNI
                               LUPPI                VERONICA
    REGION CODE    ADDRESS   : 420 SILVER CHIEF WAY
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    302,806.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,276.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 87.82600
    --------------------------------------------------------------------
0   0030855233     MORTGAGORS: MARCUS               DAVID
                               LAUT                 ANINA
    REGION CODE    ADDRESS   : 543 AMHERST COURT
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   229,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,449.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,704.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030855282     MORTGAGORS: EVASON               RACHEL

    REGION CODE    ADDRESS   : 8 CASTLE COURT
        01         CITY      :    FRANKLIN TOWNSHIP
                   STATE/ZIP : NJ  08873
    MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,351.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,112.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,217,800.00
                               P & I AMT:      9,195.93
                               UPB AMT:   1,217,030.53

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          188
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030855290     MORTGAGORS: SCHLETT              ERIC
                               SCHLETT              JOANN
    REGION CODE    ADDRESS   : 653 MIDVALE COURT
        01         CITY      :    RIVERVALE
                   STATE/ZIP : NJ  07675
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,820.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,826.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 73.38100
    --------------------------------------------------------------------
0   0030855308     MORTGAGORS: BOYLE                DAVID
                               MAUNSELL             MICHAL
    REGION CODE    ADDRESS   : 32329 DERBY ST
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   240,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,442.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,786.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99700
    --------------------------------------------------------------------
0   0030855316     MORTGAGORS: PADDY                BRUCE
                               PADDY                ALICE
    REGION CODE    ADDRESS   : 1640 MARINE AVE
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,796.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,908.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.37500
    --------------------------------------------------------------------
0   0030855324     MORTGAGORS: LUCE                 DONALD

    REGION CODE    ADDRESS   : 18471 ROSENAU DR
        01         CITY      :    VILLA PARK
                   STATE/ZIP : CA  92861
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,780.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,584.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030855332     MORTGAGORS: MOORE                JOHN
                               MOORE                SANDRA
    REGION CODE    ADDRESS   : 1265 CUCHARA DR
        01         CITY      :    DEL MAR
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   330,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    329,784.12  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,450.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 68.75000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,423,600.00
                               P & I AMT:     10,556.13
                               UPB AMT:   1,422,623.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          189
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030855340     MORTGAGORS: CHRISS               JAMES

    REGION CODE    ADDRESS   : 55 MONTEREY DRIVE
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,720.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,420.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 50.84700
    --------------------------------------------------------------------
0   0030855357     MORTGAGORS: OVERGAARD            WADE
                               OVERGAARD            LYNN
    REGION CODE    ADDRESS   : 2767 N.W. 127TH
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97229
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,772.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,583.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030855365     MORTGAGORS: COCKEY               CHARLES

    REGION CODE    ADDRESS   : 9041 NEWCASTLE AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91325
    MORTGAGE AMOUNT :   258,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,576.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,898.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030855423     MORTGAGORS: TAYLOR               LARRY
                               TAYLOR               KAREN
    REGION CODE    ADDRESS   : 2889 DEEB DRIVE
        01         CITY      :    VISTA
                   STATE/ZIP : CA  92084
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,793.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,346.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030855431     MORTGAGORS: EDWARDS              BRIAN
                               EDWARDS              JANET
    REGION CODE    ADDRESS   : 3430 GROSS RD
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95602
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,784.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,420.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/26
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,688,750.00
                               P & I AMT:     12,669.75
                               UPB AMT:   1,687,647.13

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          190
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030855449     MORTGAGORS: MERAZ                RICHARD

    REGION CODE    ADDRESS   : 1070 LEADORA AVENUE
        01         CITY      :    GLENDORA
                   STATE/ZIP : CA  91741
    MORTGAGE AMOUNT :   264,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    263,831.66  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030855506     MORTGAGORS: KIRK                 ROGER
                               KIRK                 MARYANNE
    REGION CODE    ADDRESS   : 2206 ALLEBACH LANE
        01         CITY      :    WORCESTER TOWNSHIP
                   STATE/ZIP : PA  19446
    MORTGAGE AMOUNT :   318,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,966.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,734.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/17
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 68.68200
    --------------------------------------------------------------------
0   0030855514     MORTGAGORS: ROSS                 DONALD
                               ROSS                 SUZANNE
    REGION CODE    ADDRESS   : 1180 LAKESIDE DRIVE,E
        01         CITY      :    HIGHLAND LAKES
                   STATE/ZIP : NJ  07422
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,733.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,750.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.51000
    --------------------------------------------------------------------
0   0030855563     MORTGAGORS: GARBER               WILLIAM
                               JONAS                MICHELE
    REGION CODE    ADDRESS   : 5300 MELVIN AVENUE
        01         CITY      :    TARZANA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   249,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,877.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 69.41666
    --------------------------------------------------------------------
0   0030855597     MORTGAGORS: FLETCHER             MICHAEL
                               FLETCHER             HEATHER
    REGION CODE    ADDRESS   : 3662 CAMINO  MARGLESA
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   240,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    240,050.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,825.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.97800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,297,100.00
                               P & I AMT:     10,171.05
                               UPB AMT:   1,295,481.75

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          191
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030855613     MORTGAGORS: DELANEY              N
                               DELANEY              JOAN
    REGION CODE    ADDRESS   : 419 BRIDGEBORO ROAD
        01         CITY      :    MOORESTOWN TWP
                   STATE/ZIP : NJ  08057
    MORTGAGE AMOUNT :   279,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,835.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,170.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030855621     MORTGAGORS: RICO                 FRANCISCO
                               VAN ZINO             KAREN
    REGION CODE    ADDRESS   : 26033 PALOMARES ROAD
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94522
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,740.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,422.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030855654     MORTGAGORS: GILCHREST            BARBARA

    REGION CODE    ADDRESS   : 67 WALNUT PLACE
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02146
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    343,570.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,614.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 32.76190
    --------------------------------------------------------------------
0   0030855910     MORTGAGORS: KREMER               KEVIN
                               KREMER               JULIE
    REGION CODE    ADDRESS   : 4947 BROOKBURN DRUVE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,242.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.39300
    --------------------------------------------------------------------
0   0030855977     MORTGAGORS: MEISSNER             LINDA

    REGION CODE    ADDRESS   : 3611 KINGSTON STREET
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   233,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,554.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,776.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 78.42200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,591,700.00
                               P & I AMT:     12,225.46
                               UPB AMT:   1,590,701.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          192
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030856181     MORTGAGORS: PENN                 THOMAS
                               HEBSON               SALLY
    REGION CODE    ADDRESS   : 4270 CIRCLE ROAD
        01         CITY      :    EXCELSIOR
                   STATE/ZIP : MN  55331
    MORTGAGE AMOUNT :   262,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,336.84  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030856223     MORTGAGORS: METCALF              LINDA

    REGION CODE    ADDRESS   : 64 ATLANTIC AVENUE
        01         CITY      :    AMAGANETT
                   STATE/ZIP : NY  11930
    MORTGAGE AMOUNT :   419,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    419,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,074.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.95500
    --------------------------------------------------------------------
0   0030856249     MORTGAGORS: DELILLO              CHARLES
                               DELILLO              LISA
    REGION CODE    ADDRESS   : 757 JANICE COURT
        01         CITY      :    WYCKOFF
                   STATE/ZIP : NJ  07481
    MORTGAGE AMOUNT :   291,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,063.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030856306     MORTGAGORS: ROSS                 GLENN
                               ROSS                 RONDI
    REGION CODE    ADDRESS   : 1950 OAKSHORES COURT
        01         CITY      :    CROSSROADS
                   STATE/ZIP : TX  75068
    MORTGAGE AMOUNT :   220,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,203.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,617.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030856322     MORTGAGORS: LEWIS                KENN
                               LEWIS                GRETCHEN
    REGION CODE    ADDRESS   : 7 WESTMINSTER AVENUE
        01         CITY      :    KENSINGTON
                   STATE/ZIP : CA  94708
    MORTGAGE AMOUNT :   244,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,248.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,857.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,438,000.00
                               P & I AMT:     10,609.16
                               UPB AMT:   1,437,388.04

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          193
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030856348     MORTGAGORS: HIRSCHBERG           JAMES
                               HIRSCHBERG           JODI
    REGION CODE    ADDRESS   : 28421 VIA DEL SERENO
        01         CITY      :    SAN JUAN CAPISTRANO
                   STATE/ZIP : CA  92675
    MORTGAGE AMOUNT :   231,150.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,002.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,736.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.98546
    --------------------------------------------------------------------
0   0030856413     MORTGAGORS: BEVERLY              MARK
                               BEVERLY              MELINDA
    REGION CODE    ADDRESS   : 6746 CANYON RIDGE
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   269,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,093.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030856504     MORTGAGORS: BRANDSTATT           GERALD
                               WRIGHT               MARTY
    REGION CODE    ADDRESS   : 26 ROSE AVENUE
        01         CITY      :    CHICO
                   STATE/ZIP : CA  95928
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 76.06000
    --------------------------------------------------------------------
0   0030856553     MORTGAGORS: MARSTON              DAVID
                               JACOBS-MARSTON       RENEE
    REGION CODE    ADDRESS   : 3 SANGER CIRCLE
        01         CITY      :    DOVER
                   STATE/ZIP : MA  02030
    MORTGAGE AMOUNT :   600,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    600,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,507.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 76.43300
    --------------------------------------------------------------------
0   0030856793     MORTGAGORS: WOO                  STEVEN
                               FANG                 WINGRA
    REGION CODE    ADDRESS   : 12180 COUNTRY SQUIRE LANE
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    427,720.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,177.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,779,350.00
                               P & I AMT:     13,401.53
                               UPB AMT:   1,778,922.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          194
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030856827     MORTGAGORS: BARBOUR              ARTHUR
                               BARBOUR              CORINNE
    REGION CODE    ADDRESS   : 148 TYNEBOURNE PLACE
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94502
    MORTGAGE AMOUNT :   321,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    321,400.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,444.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030856926     MORTGAGORS: ESTRADA              STEVEN
                               ESTRADA              LORI
    REGION CODE    ADDRESS   : 151-153 AVOCADO STREET
        01         CITY      :    ENCINITAS
                   STATE/ZIP : CA  92024
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,814.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,178.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.50000
    --------------------------------------------------------------------
0   0030856975     MORTGAGORS: ISAAC                RICK
                               ISAAC                JOYCE
    REGION CODE    ADDRESS   : 3737 LIBERTY CANYON ROAD
        01         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   303,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    303,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,223.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.96800
    --------------------------------------------------------------------
0   0030857148     MORTGAGORS: SICAEROS             DANIEL
                               SICAEROS             BEATRIZ
    REGION CODE    ADDRESS   : 9584 ACKLAY CIRCLE
        01         CITY      :    FOUNTAIN VALLEY
                   STATE/ZIP : CA  92708
    MORTGAGE AMOUNT :   235,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,453.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,790.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030857239     MORTGAGORS: DEAN                 GREGORY
                               DEAN                 MARGARET
    REGION CODE    ADDRESS   : 10503 EAST TIERRA BUENA
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   229,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,224.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,644.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.99100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,379,750.00
                               P & I AMT:     10,281.64
                               UPB AMT:   1,378,893.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          195
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030857494     MORTGAGORS: WHITE                JAMES
                               MORROW               RUTH
    REGION CODE    ADDRESS   : 3203 PROVENCE PLACE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   367,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    367,333.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,858.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.90200
    --------------------------------------------------------------------
0   0030857502     MORTGAGORS: BRADLEY              JOSEPH
                               BRADLEY              PENELOPE
    REGION CODE    ADDRESS   : 23930 VIA ONDA
        01         CITY      :    SANTA CLARITA (VALENCIA A
                   STATE/ZIP : CA  91355
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,865.45  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,909.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030857510     MORTGAGORS: LUSTER               CLIFFORD
                               RITTER               JILL
    REGION CODE    ADDRESS   : 11 MOHAWK DRIVE
        01         CITY      :    LIVINGSTON
                   STATE/ZIP : NJ  07039
    MORTGAGE AMOUNT :   372,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    370,492.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,729.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030857585     MORTGAGORS: PROCHNOW             ANTHONY
                               PROCHNOW             MARY
    REGION CODE    ADDRESS   : 1113 WEST BECK LANE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85023
    MORTGAGE AMOUNT :   266,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,668.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,021.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030857601     MORTGAGORS: GREEN                LEROY
                               MUELLER              KRISTIE
    REGION CODE    ADDRESS   : 11472 E. SIERRA AVE
        01         CITY      :    CLOVIS
                   STATE/ZIP : CA  93611
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    315,813.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,457.82  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,561,550.00
                               P & I AMT:     11,977.54
                               UPB AMT:   1,559,172.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          196
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030857742     MORTGAGORS: ANDERSON             MICHAEL

    REGION CODE    ADDRESS   : 6446 PRESTONSHIRE LANE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75225
    MORTGAGE AMOUNT :   283,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,014.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,102.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030857858     MORTGAGORS: COXON                GREGORY
                               COXON                KIMBERLY
    REGION CODE    ADDRESS   : 27110 SOUTHEAST 22ND WAY
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,052.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 71.05200
    --------------------------------------------------------------------
0   0030857924     MORTGAGORS: CLARKE               PENELOPE

    REGION CODE    ADDRESS   : 5301 SHELATO WAY
        01         CITY      :    CARMICHAEL
                   STATE/ZIP : CA  95608
    MORTGAGE AMOUNT :   229,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    229,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,720.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.93000
    --------------------------------------------------------------------
0   0030858005     MORTGAGORS: YOUNG                STEPHEN
                               YOUNG                LYNN
    REGION CODE    ADDRESS   : 400 RED BIRCH ROAD
        01         CITY      :    MILLERSVILLE
                   STATE/ZIP : MD  21108
    MORTGAGE AMOUNT :   404,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,511.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,148.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030858013     MORTGAGORS: CLARK                GRENVILLE
                               CLARK                DEIRDRE
    REGION CODE    ADDRESS   : 29 STILES FARM ROAD
        01         CITY      :    WILTON
                   STATE/ZIP : NH  03086
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,642.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,678.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 79.20700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,426,950.00
                               P & I AMT:     10,701.57
                               UPB AMT:   1,426,168.44

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          197
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030858047     MORTGAGORS: GARCIA               DANIEL
                               GARCIA               SHARON
    REGION CODE    ADDRESS   : 1261 BROOKDALE AVENUE
        01         CITY      :    LA HABRA
                   STATE/ZIP : CA  90631
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,900.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030858070     MORTGAGORS: KUO-TAI LU           JAMES
                               YANG LU              TIFFANY
    REGION CODE    ADDRESS   : 707 SOUTH HEATHERGLEN CIRCLE
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    332,793.02  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,531.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 74.83146
    --------------------------------------------------------------------
0   0030858096     MORTGAGORS: CALDERON             THOMAS
                               CALDERON             ANNA
    REGION CODE    ADDRESS   : 9984 MANGOS DRIVE
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   222,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    222,246.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,612.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030858112     MORTGAGORS: FRIED                KEVIN
                               FRIED                ALLISON
    REGION CODE    ADDRESS   : 1548 LODI AVENUE
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94401
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,324.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,069.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030858138     MORTGAGORS: LEVINE               DAVID
                               LEVINE               KIMLEE
    REGION CODE    ADDRESS   : 430 AVENUE F
        01         CITY      :    REDONDO BEACH
                   STATE/ZIP : CA  90277
    MORTGAGE AMOUNT :   338,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,789.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,569.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.52900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,424,900.00
                               P & I AMT:     10,683.16
                               UPB AMT:   1,424,154.21

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          198
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030858302     MORTGAGORS: LIM                  ALANNA
                               LIM                  PETER
    REGION CODE    ADDRESS   : 1545-1547 11TH AVENUE
        01         CITY      :    SAN FRNCISCO
                   STATE/ZIP : CA  94122
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    359,758.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,641.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030858328     MORTGAGORS: ERICKSON             RONALD
                               ERICKSON             FRANCINE
    REGION CODE    ADDRESS   : 4978 VIA CUPERTINO
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,820.37  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,892.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030858336     MORTGAGORS: TURNER               TIM
                               TURNER               VICTORIA
    REGION CODE    ADDRESS   : 1494 ANDORRE GLEN
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92029
    MORTGAGE AMOUNT :   296,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,295.94  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.77900
    --------------------------------------------------------------------
0   0030858344     MORTGAGORS: YOUNG                EARL
                               YOUNG                BARBARA
    REGION CODE    ADDRESS   : 27001 MALLORCA LANE
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92691
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,601.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.58  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030858369     MORTGAGORS: KELIHER              BRIAN
                               MAURICIO             ANNABELLE
    REGION CODE    ADDRESS   : 975 PASEO BARONA
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93010
    MORTGAGE AMOUNT :   265,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,237.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,788.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.12500  PRODUCT CODE      :   002
    LTV :                 79.99096
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,415,700.00
                               P & I AMT:     10,220.81
                               UPB AMT:   1,414,714.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          199
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030858385     MORTGAGORS: CHAIT                MATTHEW
                               WALLACE              ANGELA
    REGION CODE    ADDRESS   : 2443 GREEN VALLEY ROAD
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90046
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030858393     MORTGAGORS: BORTZ                JOHN
                               BORTZ                JENNIFER
    REGION CODE    ADDRESS   : 430 MARGO AVENUE
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   227,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,686.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030858401     MORTGAGORS: WANG                 JAMES

    REGION CODE    ADDRESS   : 11095 HISKEY LANE
        01         CITY      :    TUSTIN
                   STATE/ZIP : CA  92782
    MORTGAGE AMOUNT :   273,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,371.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,031.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.98700
    --------------------------------------------------------------------
0   0030858492     MORTGAGORS: MITCHELL             BRAD
                               MITCHELL             SHARON
    REGION CODE    ADDRESS   : 32417 WESTPORT COURT
        01         CITY      :    UNION CITY
                   STATE/ZIP : CA  94587
    MORTGAGE AMOUNT :   258,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,376.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,897.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99146
    --------------------------------------------------------------------
0   0030858518     MORTGAGORS: HOLECHEK             MARK
                               HOLECHEK             CINDY
    REGION CODE    ADDRESS   : 219 ORCHID AVENUE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92625
    MORTGAGE AMOUNT :   356,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    356,589.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,775.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,368,100.00
                               P & I AMT:     10,261.48
                               UPB AMT:   1,367,536.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          200
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030858534     MORTGAGORS: DUGAN                THOMAS
                               DUGAN                JENNIFER
    REGION CODE    ADDRESS   : 1159 CHESTNUT AVENUE
        01         CITY      :    MANHATTAN BEACH
                   STATE/ZIP : CA  90266
    MORTGAGE AMOUNT :   328,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    328,285.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,439.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030858559     MORTGAGORS: FENISON              ANTHONY

    REGION CODE    ADDRESS   : 5919 DICKENS STREET
        01         CITY      :    RIVERSIDE
                   STATE/ZIP : CA  92506
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,854.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,712.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030858575     MORTGAGORS: WAVE                 KEITH
                               WAVE                 CHRIS-MARIE
    REGION CODE    ADDRESS   : 621 CONCORD DRIVE
        01         CITY      :    WOODSTOCK
                   STATE/ZIP : IL  60098
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,506.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,791.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030858583     MORTGAGORS: KRUCK                RALPH

    REGION CODE    ADDRESS   : 109 SEVERN AVENUE
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21403
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,616.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 78.53400
    --------------------------------------------------------------------
0   0030858682     MORTGAGORS: SIMONYAN             ANGELA

    REGION CODE    ADDRESS   : 1246 IRVING STRET
        01         CITY      :    GLENDALE
                   STATE/ZIP : CA  91201
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,488,500.00
                               P & I AMT:     11,211.55
                               UPB AMT:   1,487,262.22

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          201
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030858690     MORTGAGORS: GRABOWSKI            MARILYN

    REGION CODE    ADDRESS   : 1316 PEARL STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90405
    MORTGAGE AMOUNT :   344,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    344,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,554.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030858781     MORTGAGORS: SCHREIBER            JONATHAN
                               SCHRIEBER            SHERYL
    REGION CODE    ADDRESS   : 54 WESTMONT
        01         CITY      :    WEST HARTFORD
                   STATE/ZIP : CT  06117
    MORTGAGE AMOUNT :   428,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    428,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,103.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030858831     MORTGAGORS: WARNDORF             PAUL
                               LANGE                MARY
    REGION CODE    ADDRESS   : 16641 PALOMA CIRCLE
        01         CITY      :    ROUND HILL
                   STATE/ZIP : VA  20141
    MORTGAGE AMOUNT :   289,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,420.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99800
    --------------------------------------------------------------------
0   0030859284     MORTGAGORS: KOPPEL               STEVEN
                               KOPPEL               MONIQUE
    REGION CODE    ADDRESS   : 3 OLMSTEAD COURT
        01         CITY      :    ROCKVILLE
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   223,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,621.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.98900
    --------------------------------------------------------------------
0   0030859318     MORTGAGORS: BOWEN                JAY
                               BOWEN                DONNA
    REGION CODE    ADDRESS   : 236 OAKS AVENUE
        01         CITY      :    MONROVIA
                   STATE/ZIP : CA  91016
    MORTGAGE AMOUNT :   189,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    189,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,424.40  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,474,850.00
                               P & I AMT:     10,904.69
                               UPB AMT:   1,474,670.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          202
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030859334     MORTGAGORS: MAMMEN               DONALD
                               MAMMEN               ADREA
    REGION CODE    ADDRESS   : 170 AVENIDA ESPANA
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95139
    MORTGAGE AMOUNT :   235,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    235,300.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 88.79200
    --------------------------------------------------------------------
0   0030859433     MORTGAGORS: SILVERBERG           MARK

    REGION CODE    ADDRESS   : 8200 RAYFORD DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90045
    MORTGAGE AMOUNT :   283,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    283,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,080.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859441     MORTGAGORS: WALTER               G.

    REGION CODE    ADDRESS   : 744 FOREST STREET
        01         CITY      :    SANTA ROSA BEACH
                   STATE/ZIP : FL  32459
    MORTGAGE AMOUNT :   313,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,005.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,380.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859458     MORTGAGORS: MATTHEWS             KEM
                               MATTHEWS             LORI
    REGION CODE    ADDRESS   : 12828 EAGLE RUN DRIVE
        01         CITY      :    OMAHA
                   STATE/ZIP : NE  68164
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,598.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,796.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.74500
    --------------------------------------------------------------------
0   0030859466     MORTGAGORS: ZEPEDA               MANUEL
                               ZEPEDA               CAREN
    REGION CODE    ADDRESS   : 6873 BUSHNELL DRIVE
        01         CITY      :    PLANO
                   STATE/ZIP : TX  75024
    MORTGAGE AMOUNT :   219,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    219,048.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.99100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,293,550.00
                               P & I AMT:      9,631.46
                               UPB AMT:   1,292,552.14

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          203
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030859482     MORTGAGORS: LUCERO               ROBERT
                               LUCERO               MARIA
    REGION CODE    ADDRESS   : 15816 EAST LA PENA AVENUE
        01         CITY      :    LA MIRADA
                   STATE/ZIP : CA  90638
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    276,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859540     MORTGAGORS: SHEIN                ALAN
                               ALFONSO              STEFANIE
    REGION CODE    ADDRESS   : 40 PEPPER CREEK DRIVE
        01         CITY      :    PEPPER PIKE
                   STATE/ZIP : OH  44124
    MORTGAGE AMOUNT :   389,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,539.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,888.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99926
    --------------------------------------------------------------------
0   0030859557     MORTGAGORS: LIVOVICH             JEFFREY

    REGION CODE    ADDRESS   : 2637 3RD AVENUE NORTH
        01         CITY      :    SEATTLE
                   STATE/ZIP : WA  98109
    MORTGAGE AMOUNT :   238,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,687.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,767.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.33333
    --------------------------------------------------------------------
0   0030859599     MORTGAGORS: FERRER               RUDY
                               BARI-FERRER          MARIA
    REGION CODE    ADDRESS   : 9200 SW 103 STREET
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33176
    MORTGAGE AMOUNT :   396,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    395,480.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,940.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030859607     MORTGAGORS: SHARGHI              EMAD
                               SHARGHI              BAHAREH
    REGION CODE    ADDRESS   : 5124 LOUGHBORO ROAD, N.W.
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20016
    MORTGAGE AMOUNT :   432,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    432,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,132.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,731,050.00
                               P & I AMT:     12,753.61
                               UPB AMT:   1,729,707.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          204
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030859656     MORTGAGORS: EIKENBERRY           FREDERICK
                               EIKENBERRY           MARY
    REGION CODE    ADDRESS   : 69 KELLY CREEK RD
        01         CITY      :    CENTENNIAL
                   STATE/ZIP : WY  82055
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,632.42  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,079.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859680     MORTGAGORS: SCHMITT              FRANK
                               SCHMITT              MARIANNE
    REGION CODE    ADDRESS   : 6927 EAST CROCUS DR
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85254
    MORTGAGE AMOUNT :   241,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,007.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,772.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030859698     MORTGAGORS: QUINN                EDWARD
                               QUINN                MARIA
    REGION CODE    ADDRESS   : 9432 WINDY HILL DR
        01         CITY      :    NOKESVILLE
                   STATE/ZIP : VA  20181
    MORTGAGE AMOUNT :   237,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,118.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,743.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030859714     MORTGAGORS: LEACHY               RICHARD
                               LEACHY               SUSAN
    REGION CODE    ADDRESS   : 19770 TYRONE COURT
        01         CITY      :    BROOKFIELD
                   STATE/ZIP : WI  53045
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,633.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 64.00000
    --------------------------------------------------------------------
0   0030859722     MORTGAGORS: CHESLA               ROBERT
                               CHESLA               MARY
    REGION CODE    ADDRESS   : 5144 MOUNTAIN MEADOWS TRAIL
        01         CITY      :    CASTLE ROCK
                   STATE/ZIP : CO  80104
    MORTGAGE AMOUNT :   232,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,402.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.59300
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,263,800.00
                               P & I AMT:      9,338.51
                               UPB AMT:   1,261,794.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          205
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030859730     MORTGAGORS: SMITH                KENNETH
                               SMITH                JO ELLEN
    REGION CODE    ADDRESS   : 2310 EDGEMERE LAKE CIRCLE
        01         CITY      :    MARIETTA
                   STATE/ZIP : GA  30062
    MORTGAGE AMOUNT :   391,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,944.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,904.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859755     MORTGAGORS: SZORADY              DAVID

    REGION CODE    ADDRESS   : 11530 COLCHESTER DRIVE
        01         CITY      :    AUBURN TOWNSHIP
                   STATE/ZIP : OH  44021
    MORTGAGE AMOUNT :   267,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,084.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,010.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 71.55000
    --------------------------------------------------------------------
0   0030859763     MORTGAGORS: BABETZ               JOSHUA

    REGION CODE    ADDRESS   : 6230 E. CALLE  DEL NORTE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85018
    MORTGAGE AMOUNT :   337,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    337,078.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,565.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030859771     MORTGAGORS: KIENITZ              STEVEN
                               KIENITZ              CAROL
    REGION CODE    ADDRESS   : 1895 LES CHATEAUX BLVD. #203
        01         CITY      :    NAPLES
                   STATE/ZIP : FL  34108
    MORTGAGE AMOUNT :   251,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,402.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,870.36  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.99600
    --------------------------------------------------------------------
0   0030859789     MORTGAGORS: DUERBECK             NORMAN
                               DUERBECK             JILLINDA
    REGION CODE    ADDRESS   : 6409 WILLOW SPRINGS ROAD
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : IL  62707
    MORTGAGE AMOUNT :   230,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    230,089.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,478,600.00
                               P & I AMT:     11,041.24
                               UPB AMT:   1,476,599.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          206
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030859797     MORTGAGORS: GINDEN               ALAN
                               GINDEN               SANDRA
    REGION CODE    ADDRESS   : 12140 EAGLE TRACE BLVD
        01         CITY      :    CORAL SPRINGS
                   STATE/ZIP : FL  33071
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 62.63000
    --------------------------------------------------------------------
0   0030859813     MORTGAGORS: BASHAR               J.
                               BASHAR               DIANE
    REGION CODE    ADDRESS   : 964 LIGHTHOUSE DRIVE
        01         CITY      :    COROLLA
                   STATE/ZIP : NC  27927
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,481.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859821     MORTGAGORS: HEWETT               W.
                               HEWETT               CAROLYN
    REGION CODE    ADDRESS   : 11158 EAST BETONY DRIVE
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   276,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,490.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,025.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.98800
    --------------------------------------------------------------------
0   0030859839     MORTGAGORS: FANTUZZI             DENISE

    REGION CODE    ADDRESS   : 7767 SOUTH WILLOW WAY
        01         CITY      :    ENGLEWOOD
                   STATE/ZIP : CO  80112
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,422.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,682.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   02/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 88.18800
    --------------------------------------------------------------------
0   0030859847     MORTGAGORS: IOERGER              LELAND
                               IOERGER              CHRISTY
    REGION CODE    ADDRESS   : RR# 5 BOX 154
        01         CITY      :    METAMORA
                   STATE/ZIP : IL  61548
    MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,701.72  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,566.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,272,050.00
                               P & I AMT:      9,406.79
                               UPB AMT:   1,270,096.29

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          207
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030859854     MORTGAGORS: SYLVESTRI            CONSTANCE
                               WILLIAMS             LOUISA
    REGION CODE    ADDRESS   : 1426 SOUTH FOUDY ROAD
        01         CITY      :    HEREFORD
                   STATE/ZIP : AZ  85615
    MORTGAGE AMOUNT :   256,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,063.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,903.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 77.69600
    --------------------------------------------------------------------
0   0030859862     MORTGAGORS: WILSON               GERALD
                               WILSON               VANESSA
    REGION CODE    ADDRESS   : 10507 29TH AVENUE SOUTHEAST
        01         CITY      :    EVERETT
                   STATE/ZIP : WA  98208
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,428.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030859870     MORTGAGORS: EL-DALATI            M-
                               O'DONNELL            ELIZABETH
    REGION CODE    ADDRESS   : 1005 N. LAKE STREET
        01         CITY      :    NEENAH
                   STATE/ZIP : WI  54956
    MORTGAGE AMOUNT :   399,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,311.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,933.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 76.89400
    --------------------------------------------------------------------
0   0030859888     MORTGAGORS: DUCHSCHER            RICHARD
                               DUCHSCHER            MARY
    REGION CODE    ADDRESS   : 311 DANUBE DRIVE
        01         CITY      :    APTOS
                   STATE/ZIP : CA  95003
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859896     MORTGAGORS: STEVENS              BRIAN
                               STEVENS              MARGARET
    REGION CODE    ADDRESS   : 4 CAMBRAY COURT
        01         CITY      :    MIAMISBURG
                   STATE/ZIP : OH  45342
    MORTGAGE AMOUNT :   220,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,152.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,618.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.78500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,341,600.00
                               P & I AMT:      9,927.88
                               UPB AMT:   1,339,956.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          208
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030859904     MORTGAGORS: MC KINNEY            LLOYD

    REGION CODE    ADDRESS   : 1120 E WARM SPRINGS AVE,
        01         CITY      :    BOISE
                   STATE/ZIP : ID  83712
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859920     MORTGAGORS: WANFRIED             CHRIS
                               WANFRIED             CHRISTINA
    REGION CODE    ADDRESS   : 542 TREMONT AVENUE
        01         CITY      :    WESTFIELD
                   STATE/ZIP : NJ  07090
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,827.96  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 46.38200
    --------------------------------------------------------------------
0   0030859938     MORTGAGORS: ROTHSCHILD           ERIC
                               ROTHSCHILD           JILL
    REGION CODE    ADDRESS   : 255 HATHAWAY LANE
        01         CITY      :    LOWER MERION TOWNSHIP
                   STATE/ZIP : PA  19096
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,827.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,622.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859953     MORTGAGORS: PHILLIPS             BRADEN
                               PHILLIPS             SUSAN
    REGION CODE    ADDRESS   : 6125 E. OCEAN BLVD. #202
        01         CITY      :    LONG BEACH
                   STATE/ZIP : CA  90803
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,832.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,900.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030859961     MORTGAGORS: GRIMM                JOHN
                               GRIMM                ALANNA
    REGION CODE    ADDRESS   : 24 WARMSPRING
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92614
    MORTGAGE AMOUNT :   377,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    376,853.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,799.96  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,375,100.00
                               P & I AMT:     10,088.91
                               UPB AMT:   1,374,341.63

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          209
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030859979     MORTGAGORS: BASHUK               DENNIS
                               BASHUK               ADRIENNE
    REGION CODE    ADDRESS   : 6 RUNNINGBROOK
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92620
    MORTGAGE AMOUNT :   297,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,990.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,129.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99200
    --------------------------------------------------------------------
0   0030860035     MORTGAGORS: VERNACHIO            JOHN
                               VERNACHIO            KIMBERLY
    REGION CODE    ADDRESS   : 2373 TICONDEROGA COURT
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94402
    MORTGAGE AMOUNT :   241,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,487.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,773.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030860050     MORTGAGORS: WOREN                KENNETH
                               KRIKORIAN            CONNIE
    REGION CODE    ADDRESS   : 911 TUPELO WOOD COURT
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91320
    MORTGAGE AMOUNT :   237,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,352.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,805.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030860076     MORTGAGORS: CHAN                 BUDDY
                               CHAN                 ELIZABETH
    REGION CODE    ADDRESS   : 433 WYANDOTTE AVENUE
        01         CITY      :    DALY CITY
                   STATE/ZIP : CA  94014
    MORTGAGE AMOUNT :   221,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,851.71  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,621.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 78.92800
    --------------------------------------------------------------------
0   0030860142     MORTGAGORS: MOTENKO              PAUL
                               MOTENKO              DEBRA
    REGION CODE    ADDRESS   : 22441 ROSEBRIAR
        01         CITY      :    MISSION VIEJO
                   STATE/ZIP : CA  92692
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    320,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 76.19000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,317,350.00
                               P & I AMT:      9,677.16
                               UPB AMT:   1,316,682.19

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          210
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030860381     MORTGAGORS: POLLACK              ETTY

    REGION CODE    ADDRESS   : 77 ROUNDTOP ROAD
        01         CITY      :    YONKERS
                   STATE/ZIP : NY  10710
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,065.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.59100
    --------------------------------------------------------------------
0   0030860431     MORTGAGORS: PADGETT              HUGHLEN
                               PADGETT              ROBERTA
    REGION CODE    ADDRESS   : 305 FAIRFAX WAY
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35242
    MORTGAGE AMOUNT :   232,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,704.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 94.98900
    --------------------------------------------------------------------
0   0030860597     MORTGAGORS: BALDINO              RALPH
                               BALDINO              LAURA
    REGION CODE    ADDRESS   : 120 ASPEN DRIVE
        01         CITY      :    WEST WINDSOR TWP.
                   STATE/ZIP : NJ  08691
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,569.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,348.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.40700
    --------------------------------------------------------------------
0   0030860779     MORTGAGORS: FORREST              SUSAN

    REGION CODE    ADDRESS   : 470 MALAGA WAY
        01         CITY      :    PLEASANT HILL
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   333,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,444.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030860795     MORTGAGORS: VOSE                 CHARLES
                               TENETTE              JOHN
    REGION CODE    ADDRESS   : 5407 GLENWOOD COURT
        01         CITY      :    RICHMOND
                   STATE/ZIP : CA  94803
    MORTGAGE AMOUNT :   243,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,048.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,848.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,403,650.00
                               P & I AMT:     10,411.61
                               UPB AMT:   1,403,067.96

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          211
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030860902     MORTGAGORS: DINOPOULOS           BRUCE
                               DINOPOULOS           MEGAN
    REGION CODE    ADDRESS   : 12964 PINE PLACE
        01         CITY      :    LUSBY
                   STATE/ZIP : MD  20657
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 86.89600
    --------------------------------------------------------------------
0   0030860910     MORTGAGORS: SAHER                BONNIE
                               SAHER                BERNICE
    REGION CODE    ADDRESS   : 952 PICKWICK COURT
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   239,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,847.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.66666
    --------------------------------------------------------------------
0   0030860969     MORTGAGORS: KACHUR               STEPHEN
                               KACHUR               MARYANN
    REGION CODE    ADDRESS   : 101 BRAMBLEWOOD LANE
        01         CITY      :    PLEASANT HILL
                   STATE/ZIP : CA  94523
    MORTGAGE AMOUNT :   249,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,831.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030861009     MORTGAGORS: GOLDENSON            ALVIN

    REGION CODE    ADDRESS   : 13 SAINT RAPHAEL
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,829.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,013.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030861090     MORTGAGORS: HOVEY                JOSEPH
                               BRAUN                CHRISTOPHER
    REGION CODE    ADDRESS   : 748-750 ELIZABETH STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   388,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    388,045.99  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,883.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.98800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,396,900.00
                               P & I AMT:     10,394.61
                               UPB AMT:   1,396,322.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          212
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030861124     MORTGAGORS: CONIGLIO             RICHARD
                               CONIGLIO             SHARON
    REGION CODE    ADDRESS   : 10707 MOORE DRIVE
        01         CITY      :    MANASSAS
                   STATE/ZIP : VA  20111
    MORTGAGE AMOUNT :   239,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,031.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.85100
    --------------------------------------------------------------------
0   0030861132     MORTGAGORS: BASCHE               ROBERT
                               BASCHE               KAREY
    REGION CODE    ADDRESS   : 4607 SULLIVAN WAY
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95405
    MORTGAGE AMOUNT :   226,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,619.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030861207     MORTGAGORS: THOMSON              DAVID
                               THOMSON              KATHALEEN
    REGION CODE    ADDRESS   : 1955 WEST HILL STREET
        01         CITY      :    KAYSVILLE
                   STATE/ZIP : UT  84037
    MORTGAGE AMOUNT :   257,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,855.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,044.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 77.17700
    --------------------------------------------------------------------
0   0030861223     MORTGAGORS: O'NEIL               JOHN
                               O'NEIL               DONNA
    REGION CODE    ADDRESS   : 321 BROAD CREEK DRIVE
        01         CITY      :    ANNAPOLIS
                   STATE/ZIP : MD  21401
    MORTGAGE AMOUNT :   338,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,572.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,486.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99500
    --------------------------------------------------------------------
0   0030861280     MORTGAGORS: WALSH                JOHN
                               WALSH                JOAN
    REGION CODE    ADDRESS   : 9990 GROVE STREET
        01         CITY      :    PENNGROVE
                   STATE/ZIP : CA  94951
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,840.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,945.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,317,100.00
                               P & I AMT:      9,810.07
                               UPB AMT:   1,316,400.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          213
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030861488     MORTGAGORS: FLANDERS             BARRY
                               JAN-FLANDERS         MELINDA
    REGION CODE    ADDRESS   : GUADALUPE ST. 4TH SOUTHWEST OF OCEA
        01         CITY      :    CARMEL
                   STATE/ZIP : CA  93921
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    449,713.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,380.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.00000
    --------------------------------------------------------------------
0   0030861546     MORTGAGORS: STAINBACK            WILLIAM
                               LUNA                 MARIA
    REGION CODE    ADDRESS   : 247 E BLITHEDALE AVENUE
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   242,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,824.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030861611     MORTGAGORS: DE PRIEST            TIM
                               DE PRIEST            REBECCA
    REGION CODE    ADDRESS   : 2325 ENSENADA WAY
        01         CITY      :    SAN MATEO
                   STATE/ZIP : CA  94403
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 71.42800
    --------------------------------------------------------------------
0   0030861850     MORTGAGORS: HILTON               JAMES
                               HILTON               CAROLINE
    REGION CODE    ADDRESS   : 609 WARREN AVENUE
        01         CITY      :    WILLISTOWN TWP.
                   STATE/ZIP : PA  19355
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    261,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,983.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030862163     MORTGAGORS: HICKS                ROBERT
                               HICKS                HELGA
    REGION CODE    ADDRESS   : 9186 LAKE BRADDOCK DRIVE
        01         CITY      :    BURKE
                   STATE/ZIP : VA  22015
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,667.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,486,650.00
                               P & I AMT:     11,058.06
                               UPB AMT:   1,486,363.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          214
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030862221     MORTGAGORS: HORNER               DOUGLAS

    REGION CODE    ADDRESS   : 2400 STEINER STREET UNIT #2
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94115
    MORTGAGE AMOUNT :   382,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,772.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030862247     MORTGAGORS: RAFTERY              MATTHEW
                               RAFTERY              NICOLE
    REGION CODE    ADDRESS   : 23 MARION CT.
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94945
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    252,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,915.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030862270     MORTGAGORS: MAINA                SIMON

    REGION CODE    ADDRESS   : 60 SHORE ROAD
        01         CITY      :    OLD LYME
                   STATE/ZIP : CT  06371
    MORTGAGE AMOUNT :   251,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,750.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,935.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030862304     MORTGAGORS: MASHOUF              CAMERON
                               MASHOUF              MERCEDEH
    REGION CODE    ADDRESS   : 1559 SHEFFIELD AVENUE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   458,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    458,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,440.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 76.97479
    --------------------------------------------------------------------
0   0030862387     MORTGAGORS: GRANVILLE            CHARLES
                               GRANVILLE            REGINA
    REGION CODE    ADDRESS   : 25272 DERBYHILL  DRIVE
        01         CITY      :    LAGUNA HILLS
                   STATE/ZIP : CA  92653
    MORTGAGE AMOUNT :   425,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    425,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,081.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 65.38400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,769,150.00
                               P & I AMT:     13,146.14
                               UPB AMT:   1,769,150.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          215
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030862395     MORTGAGORS: SMITH                TODD
                               SMITH                MARY
    REGION CODE    ADDRESS   : 5902 CARLTON LANE
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20816
    MORTGAGE AMOUNT :   220,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    220,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,652.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.19200
    --------------------------------------------------------------------
0   0030862429     MORTGAGORS: SWARNA               KAILASH
                               SUMATHI              NANGUNERI
    REGION CODE    ADDRESS   : 18480 KESTREL TRAIL
        01         CITY      :    BROOKFIELD
                   STATE/ZIP : WI  53045
    MORTGAGE AMOUNT :   258,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,442.63  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,876.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.63077
    --------------------------------------------------------------------
0   0030862569     MORTGAGORS: DROSTE               KEITH
                               BARCON               WINONA
    REGION CODE    ADDRESS   : 2450 LOWER LANDO LANE
        01         CITY      :    PARK CITY
                   STATE/ZIP : UT  84098
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    148,163.67  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 76.80491
    --------------------------------------------------------------------
0   0030862585     MORTGAGORS: DIAZ                 DREW

    REGION CODE    ADDRESS   : 2560 BUCKINGHAM PLACE
        01         CITY      :    BROOKFIELD
                   STATE/ZIP : WI  53045
    MORTGAGE AMOUNT :   247,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,867.16  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,813.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030862593     MORTGAGORS: HOBBS                ROBERT
                               GLASSER              JOAN
    REGION CODE    ADDRESS   : 4061 ELEUTHERA COURT
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80301
    MORTGAGE AMOUNT :   254,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    254,298.35  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,846.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.57812
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,230,650.00
                               P & I AMT:      9,002.20
                               UPB AMT:   1,127,771.81

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          216
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030862817     MORTGAGORS: FEORENE              BRENT
                               FEORENE              DONNA
    REGION CODE    ADDRESS   : 29223 FARMINGTON TURN
        01         CITY      :    WESTLAKE
                   STATE/ZIP : OH  44145
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,158.22  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,794.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030862841     MORTGAGORS: MOORE                SUSAN

    REGION CODE    ADDRESS   : 2020 TAFT AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90068
    MORTGAGE AMOUNT :   295,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,217.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030862858     MORTGAGORS: MANNING              SCOTT
                               MANNING              LORI
    REGION CODE    ADDRESS   : N69 W32681 NORTH LAKE DRIVE
        01         CITY      :    HARTLAND
                   STATE/ZIP : WI  53029
    MORTGAGE AMOUNT :   445,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    444,385.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,226.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.42372
    --------------------------------------------------------------------
0   0030863146     MORTGAGORS: ROEMER               RONALD
                               ROEMER               PATRICIA
    REGION CODE    ADDRESS   : 10179 KRESS
        01         CITY      :    HAMBURG TWP
                   STATE/ZIP : MI  48169
    MORTGAGE AMOUNT :   276,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,805.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,977.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030863195     MORTGAGORS: LEITHOLD             JOSEPH
                               LEITHOLD             KATHLEEN
    REGION CODE    ADDRESS   : 584 TOWNCREST DRIVE
        01         CITY      :    BEAVERCREEK
                   STATE/ZIP : OH  45434
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,575.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,149.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.78723
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,563,700.00
                               P & I AMT:     11,365.39
                               UPB AMT:   1,562,124.06

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          217
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030863229     MORTGAGORS: SCHWARTZ             MARTIN
                               SCHWARTZ             PATRICIA
    REGION CODE    ADDRESS   : 2190 HEATHER HILL BOULEVARD
        01         CITY      :    CINCINNATI
                   STATE/ZIP : OH  45244
    MORTGAGE AMOUNT :   293,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    293,394.28  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,130.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.33300
    --------------------------------------------------------------------
0   0030863260     MORTGAGORS: SHEENAN              STEVEN
                               SHEENAN              NOHEMI
    REGION CODE    ADDRESS   : 6429 SERGENGETI PLACE
        01         CITY      :    LITTLETON
                   STATE/ZIP : CO  80124
    MORTGAGE AMOUNT :   234,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,231.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,701.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030863310     MORTGAGORS: PREVITE              HELLEN
                               PREVITE              CHRISTOPHER
    REGION CODE    ADDRESS   : 75 PARTING BROOK LANE
        01         CITY      :    NEW CANAAN
                   STATE/ZIP : CT  06840
    MORTGAGE AMOUNT :   273,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,212.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,960.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030863344     MORTGAGORS: ANGELICO             DEAN
                               ANGELICO             PHYLLIS
    REGION CODE    ADDRESS   : 7470 DAIRY RANCH ROAD
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80919
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,675.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,703.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 74.60300
    --------------------------------------------------------------------
0   0030863369     MORTGAGORS: CRIMMINS             PAUL
                               CRIMMINS             IDELE
    REGION CODE    ADDRESS   : 20 CORNELL DRIVE
        01         CITY      :    LINCOLNSHIRE
                   STATE/ZIP : IL  60069
    MORTGAGE AMOUNT :   261,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,021.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,892.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 72.29916
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,298,100.00
                               P & I AMT:      9,388.45
                               UPB AMT:   1,291,535.25

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          218
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030863385     MORTGAGORS: WAGONER              THOMAS
                               WAGONER              GLENDA
    REGION CODE    ADDRESS   : 106 KITTANSETT COURT
        01         CITY      :    MACON
                   STATE/ZIP : GA  31210
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,434.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,972.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030863401     MORTGAGORS: DESCHENES            GREGORY
                               DESCHENES            LISA
    REGION CODE    ADDRESS   : 15 SHIP STREET
        01         CITY      :    HINGHAM
                   STATE/ZIP : MA  02043
    MORTGAGE AMOUNT :   332,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    331,541.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,407.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030863435     MORTGAGORS: FRANCIS              JAMES
                               VAN ATTA             PATTY
    REGION CODE    ADDRESS   : 37110 SNICKERSVILLE TURNPIKE
        01         CITY      :    PHILOMONT
                   STATE/ZIP : VA  20131
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,912.88  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,973.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030863450     MORTGAGORS: MORENO               JORGE

    REGION CODE    ADDRESS   : 888 BRICKELL KEY DRIVE #2104
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33131
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,616.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 66.66600
    --------------------------------------------------------------------
0   0030863484     MORTGAGORS: LANDIS               STEPHEN
                               LANDIS               LISA
    REGION CODE    ADDRESS   : 19923 WILKINSON LEAS ROAD
        01         CITY      :    TEQUESTA
                   STATE/ZIP : FL  33469
    MORTGAGE AMOUNT :   263,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    262,854.49  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,954.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,442,700.00
                               P & I AMT:     10,561.19
                               UPB AMT:   1,440,359.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          219
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030863492     MORTGAGORS: HALLETT              ROBERT
                               HALLETT              ELIZABETH
    REGION CODE    ADDRESS   : 10804 SUSIE LANE
        01         CITY      :    SANTEE
                   STATE/ZIP : CA  92071
    MORTGAGE AMOUNT :   256,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,973.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.98500
    --------------------------------------------------------------------
0   0030863500     MORTGAGORS: BOX                  ROBERT

    REGION CODE    ADDRESS   : 4634 BINFORD'S RIDGE RD
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28226
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    334,513.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,371.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.57244
    --------------------------------------------------------------------
0   0030863518     MORTGAGORS: GOLOB                BARRY
                               GOLOB                SHARI
    REGION CODE    ADDRESS   : 10820 HOB NAIL COURT
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   282,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    281,782.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,998.81  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030863526     MORTGAGORS: GUSE                 THOMAS
                               GUSE                 AMY
    REGION CODE    ADDRESS   : 24816 CHEROKEE DRIVE
        01         CITY      :    LAKE BARRINGTON
                   STATE/ZIP : IL  60010
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,805.90  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,970.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 68.76719
    --------------------------------------------------------------------
0   0030863534     MORTGAGORS: BOWERS               FREDERICK
                               BOWERS               CAROL
    REGION CODE    ADDRESS   : 366 LAKESHORE DRIVE
        01         CITY      :    ASHEVILLE
                   STATE/ZIP : NC  28804
    MORTGAGE AMOUNT :   240,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,660.13  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,719.39  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 94.86100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,389,050.00
                               P & I AMT:     10,032.87
                               UPB AMT:   1,387,412.49

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          220
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030863567     MORTGAGORS: CALL                 KEVIN
                               CALL                 DEBRA
    REGION CODE    ADDRESS   : 1530 W. SCHULTZ PASS ROAD
        01         CITY      :    FLAGSTAFF
                   STATE/ZIP : AZ  86001
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,292.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,054.55  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030863583     MORTGAGORS: LASITA               RONALD
                               LASITA               KAREN
    REGION CODE    ADDRESS   : 1587 EAGLE BROOK DRIVE
        01         CITY      :    GENEVA
                   STATE/ZIP : IL  60134
    MORTGAGE AMOUNT :   254,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,666.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,885.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 78.51622
    --------------------------------------------------------------------
0   0030863617     MORTGAGORS: DAVIS                NEIL
                               DAVIS                PAULINE
    REGION CODE    ADDRESS   : 931 EVENING DEW DRIVE
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89110
    MORTGAGE AMOUNT :   316,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,608.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,435.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.99959
    --------------------------------------------------------------------
0   0030863633     MORTGAGORS: BEST                 TYLER
                               BEST                 MICHELE
    REGION CODE    ADDRESS   : 132 THORA DRIVE
        01         CITY      :    JAMESTOWN
                   STATE/ZIP : NC  27282
    MORTGAGE AMOUNT :   232,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,194.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,726.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.98800
    --------------------------------------------------------------------
0   0030863658     MORTGAGORS: KAPLAN               GARY
                               ROBIN                NINA
    REGION CODE    ADDRESS   : 322-324 CHATTANOOGA STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   476,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    475,680.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,492.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,559,300.00
                               P & I AMT:     11,595.45
                               UPB AMT:   1,557,442.86

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          221
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030863682     MORTGAGORS: BLADOW               KEVIN
                               BLADOW               MICHELLE
    REGION CODE    ADDRESS   : 155 ZINFANDEL CIRCLE
        01         CITY      :    SCOTTS VALLEY
                   STATE/ZIP : CA  95066
    MORTGAGE AMOUNT :   316,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,603.09  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,407.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030863781     MORTGAGORS: MCCARTHY             KEVIN
                               MCCARTHY             AMELIA
    REGION CODE    ADDRESS   : 5001 RIVER HILL ROAD
        01         CITY      :    BETHESDA
                   STATE/ZIP : MD  20816
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,814.46  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,748.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 57.47126
    --------------------------------------------------------------------
0   0030864227     MORTGAGORS: MUNKS                TOM
                               MUNKS                KAREN
    REGION CODE    ADDRESS   : 4430 E. CASEY LANE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85331
    MORTGAGE AMOUNT :   236,950.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,950.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,821.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.98600
    --------------------------------------------------------------------
0   0030864441     MORTGAGORS: RINN                 STEVEN
                               RINN                 LORI
    REGION CODE    ADDRESS   : 304 ORENDA CIRLCE
        01         CITY      :    WESTFIELD
                   STATE/ZIP : NJ  07090
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,829.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,930.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030864474     MORTGAGORS: JAQUYSH              THOMAS
                               HAGOPIAN             ANITA
    REGION CODE    ADDRESS   : 1925 ANZA ST
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94118
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,834.14  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,683.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 66.19700
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,298,750.00
                               P & I AMT:      9,591.96
                               UPB AMT:   1,298,031.61

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          222
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030864615     MORTGAGORS: DARCY                JAMES
                               DARCY                DEBORAH
    REGION CODE    ADDRESS   : 12704 WINTER AVENUE
        01         CITY      :    MOORPARK
                   STATE/ZIP : CA  93021
    MORTGAGE AMOUNT :   216,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    215,862.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,622.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030864631     MORTGAGORS: FRANKEL              DANIEL

    REGION CODE    ADDRESS   : 5528 WILD OLIVE STREET
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89118
    MORTGAGE AMOUNT :   279,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,730.44  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,152.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.99100
    --------------------------------------------------------------------
0   0030864946     MORTGAGORS: HARRIS               SHAWN
                               HARRIS               REESE
    REGION CODE    ADDRESS   : 4362 STANDFORD STREET
        01         CITY      :    CARLSBAD
                   STATE/ZIP : CA  92008
    MORTGAGE AMOUNT :   238,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    238,259.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,854.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 89.96200
    --------------------------------------------------------------------
0   0030864953     MORTGAGORS: MOLNAR               FREDRICK
                               MOLNAR               MICHELLE
    REGION CODE    ADDRESS   : 36 SANTA CLARA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,893.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 73.91304
    --------------------------------------------------------------------
0   0030864961     MORTGAGORS: GIBBS                ROBERT
                               GIBBS                CATHERINE
    REGION CODE    ADDRESS   : 5983 CORTE CERRITOS
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94566
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,835.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,797.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.13400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,234,300.00
                               P & I AMT:      9,320.28
                               UPB AMT:   1,233,687.55

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          223
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030864987     MORTGAGORS: SAMUELSON            ELIZABETH

    REGION CODE    ADDRESS   : 10800 EAST CACTUS ROAD #23
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85259
    MORTGAGE AMOUNT :   304,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,314.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030864995     MORTGAGORS: KEOMANIVONG          SINSAY
                               SAYAVONG             PHONSAVANH
    REGION CODE    ADDRESS   : 9324 NE 125TH COURT
        01         CITY      :    KIRKLAND
                   STATE/ZIP : WA  98034
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,832.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,052.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030865026     MORTGAGORS: BOHREN               HARRY
                               BOHREN               SHARON
    REGION CODE    ADDRESS   : 904 ANDREWS DRIVE
        01         CITY      :    MARTINEZ
                   STATE/ZIP : CA  94553
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,841.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,084.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030865034     MORTGAGORS: BRAILSFORD           KEVIN
                               BRAILSFORD           JANET
    REGION CODE    ADDRESS   : 9444 SHERWOOD GLEN
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75228
    MORTGAGE AMOUNT :   252,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,847.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,937.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030865042     MORTGAGORS: GREEN                JANICE
                               GREEN                ANTHONY
    REGION CODE    ADDRESS   : 9003 MEARS STREET
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22031
    MORTGAGE AMOUNT :   218,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,353.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,603.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,313,000.00
                               P & I AMT:      9,992.04
                               UPB AMT:   1,312,374.68

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          224
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030865059     MORTGAGORS: DENNIS               DAVID
                               DENNIS               LINDA
    REGION CODE    ADDRESS   : 3132 PARK AVENUE
        01         CITY      :    SOQUEL
                   STATE/ZIP : CA  95073
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,829.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,798.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030865067     MORTGAGORS: CHINN                DARRY
                               LEE                  CASSANDRA
    REGION CODE    ADDRESS   : 365 WARREN DRIVE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94131
    MORTGAGE AMOUNT :   294,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,185.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030865109     MORTGAGORS: MARTIN               CHRISTY
                               MELTER               CINDY
    REGION CODE    ADDRESS   : 204 KALKAR DRIVE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   325,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,981.80  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,386.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030865190     MORTGAGORS: MCCULLEY             GERALDINE

    REGION CODE    ADDRESS   : 702 MEADOW LANE
        01         CITY      :    LOS ALTOS
                   STATE/ZIP : CA  94022
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 40.00000
    --------------------------------------------------------------------
0   0030865208     MORTGAGORS: PENNELL              JOHN
                               PENNELL              CHRISTY
    REGION CODE    ADDRESS   : 124 RAFORD
        01         CITY      :    SPRINGFIELD
                   STATE/ZIP : MO  65809
    MORTGAGE AMOUNT :   427,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    426,924.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,136.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,635,100.00
                               P & I AMT:     12,001.92
                               UPB AMT:   1,634,135.54

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          225
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030865224     MORTGAGORS: ROBISON              STEPHEN
                               ROBISON              LINDA
    REGION CODE    ADDRESS   : 9230 ALLANA COURT
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80920
    MORTGAGE AMOUNT :   258,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,512.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,831.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 79.99000
    --------------------------------------------------------------------
0   0030865240     MORTGAGORS: HEIMBERG             SCOTT
                               HEIMBERG             JULIET
    REGION CODE    ADDRESS   : 8309 HACKAMORE DRIVE
        01         CITY      :    POTOMAC
                   STATE/ZIP : MD  20854
    MORTGAGE AMOUNT :   306,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    305,784.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,192.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 60.00000
    --------------------------------------------------------------------
0   0030865265     MORTGAGORS: WARNER               RODRICK
                               WEINBERG             MARY
    REGION CODE    ADDRESS   : 9808 KIRKTREE COURT
        01         CITY      :    FAIRFAX
                   STATE/ZIP : VA  22032
    MORTGAGE AMOUNT :   289,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,070.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,198.51  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.99100
    --------------------------------------------------------------------
0   0030865760     MORTGAGORS: PROFETA              ELISA

    REGION CODE    ADDRESS   : 1320 STILLWATER DRIVE
        01         CITY      :    MIAMI BEACH
                   STATE/ZIP : FL  33141
    MORTGAGE AMOUNT :   268,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,064.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030865950     MORTGAGORS: KNABEL               ELLEN

    REGION CODE    ADDRESS   : 958 24TH STREET
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90403
    MORTGAGE AMOUNT :   480,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    480,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,522.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 61.53800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,602,450.00
                               P & I AMT:     11,808.41
                               UPB AMT:   1,601,867.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          226
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030866230     MORTGAGORS: VINEY                IAN
                               VINEY                LINDA
    REGION CODE    ADDRESS   : 5400 BAY CIRCLE
        01         CITY      :    CUMMING
                   STATE/ZIP : GA  30130
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,935.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030866248     MORTGAGORS: HO                   TSZ
                               HO                   FRENDA
    REGION CODE    ADDRESS   : 3528 WILLOW WREN PLACE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94555
    MORTGAGE AMOUNT :   311,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    310,811.60  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,391.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 79.98900
    --------------------------------------------------------------------
0   0030866255     MORTGAGORS: LUENA                GLEN
                               HYATT-LUENA          BARBARA
    REGION CODE    ADDRESS   : 14612 TWIN PEAKS RD
        01         CITY      :    POWAY
                   STATE/ZIP : CA  92064
    MORTGAGE AMOUNT :   236,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    236,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,711.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030866354     MORTGAGORS: WEI                  WEI
                               NEUDORF              TERRENCE
    REGION CODE    ADDRESS   : 722 CADILLAC DRIVE
        01         CITY      :    SCOTTS VALLEY
                   STATE/ZIP : CA  95066
    MORTGAGE AMOUNT :   265,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,334.92  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,018.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030866362     MORTGAGORS: SEAMAN               WILLIAM

    REGION CODE    ADDRESS   : 5001 WINKLE AVENUE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95065
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,856.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,690.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 70.31200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,437,600.00
                               P & I AMT:     10,746.64
                               UPB AMT:   1,437,003.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          227
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030866495     MORTGAGORS: PETERS               JAMES
                               PETERS               DONNA
    REGION CODE    ADDRESS   : 45 HARBOUR POINT CIRCLE
        01         CITY      :    FORT WORTH
                   STATE/ZIP : TX  76179
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,850.85  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,692.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030866529     MORTGAGORS: LAWTON               ROBERT
                               LAWTON               ELLEN
    REGION CODE    ADDRESS   : 90 HICKORY ROAD
        01         CITY      :    BRAINTREE
                   STATE/ZIP : MA  02184
    MORTGAGE AMOUNT :   235,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,699.26  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,765.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.39100
    --------------------------------------------------------------------
0   0030866644     MORTGAGORS: RICKETTS             THOMAS
                               RICKETTS             CHARLOTTE
    REGION CODE    ADDRESS   : 4410 SW SELLING COURT
        01         CITY      :    PORTLAND
                   STATE/ZIP : OR  97221
    MORTGAGE AMOUNT :   307,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    306,794.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,252.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 68.22200
    --------------------------------------------------------------------
0   0030866669     MORTGAGORS: RAMSEY               MICHAEL
                               RAMSEY               MARY
    REGION CODE    ADDRESS   : 1339 FIELDS STREET
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89122
    MORTGAGE AMOUNT :   267,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,048.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,985.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 94.98700
    --------------------------------------------------------------------
0   0030866842     MORTGAGORS: LAZO JR.             ANGEL
                               LAZO                 SHERRYL
    REGION CODE    ADDRESS   : 4 VIRGINIA STREET
        01         CITY      :    CRANFORD
                   STATE/ZIP : NJ  07016
    MORTGAGE AMOUNT :   227,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,730.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,265,100.00
                               P & I AMT:      9,427.17
                               UPB AMT:   1,264,093.10

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          228
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030866974     MORTGAGORS: LANG                 ANDRE
                               LANG                 SUSAN
    REGION CODE    ADDRESS   : 2869 WINTER HAVEN LANE
        01         CITY      :    ALTADENA
                   STATE/ZIP : CA  91001
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,844.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 94.81400
    --------------------------------------------------------------------
0   0030867014     MORTGAGORS: MILLER               JAMES
                               MILLER               ELIZABETH
    REGION CODE    ADDRESS   : 1331 CATALINA ST
        01         CITY      :    ORANGE
                   STATE/ZIP : CA  92869
    MORTGAGE AMOUNT :   249,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,856.74  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,958.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 79.55200
    --------------------------------------------------------------------
0   0030867030     MORTGAGORS: FERRONATO            RODNEY
                               FERRONATO            DARLA
    REGION CODE    ADDRESS   : 1345 ST. HELENA STREET
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95404
    MORTGAGE AMOUNT :   404,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    403,221.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,035.12  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 72.14200
    --------------------------------------------------------------------
0   0030867063     MORTGAGORS: CASTANEDA            ROLAND
                               CASTANEDA            YOLANDA
    REGION CODE    ADDRESS   : 5603 COVEHAVEN DRIVE
        01         CITY      :    DALLAS
                   STATE/ZIP : TX  75252
    MORTGAGE AMOUNT :   299,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,323.17  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,329.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.86600
    --------------------------------------------------------------------
0   0030867261     MORTGAGORS: SHRINIVASAN          KRISHNAN
                               SATHYAN              GAYATRI
    REGION CODE    ADDRESS   : 970 SOUTH CLOVER AVENUE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95128
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,310.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,512,500.00
                               P & I AMT:     11,602.52
                               UPB AMT:   1,511,246.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          229
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030867287     MORTGAGORS: BAXTER               CHARLES
                               BAXTER               MARTHA
    REGION CODE    ADDRESS   : 1806 ALBANS ROAD
        01         CITY      :    HOUSTON
                   STATE/ZIP : TX  77005
    MORTGAGE AMOUNT :   286,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,103.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 70.00000
    --------------------------------------------------------------------
0   0030867295     MORTGAGORS: COULTER              RICK

    REGION CODE    ADDRESS   : 110 E. AVENIDA SAN GABRIEL A&B
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,844.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030867477     MORTGAGORS: AKRAWI               RAY
                               AKRAWI               SANDRA
    REGION CODE    ADDRESS   : 4760 LONDONBERRY DRIVE
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95403
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,811.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030867501     MORTGAGORS: LIN                  HOMN
                               LIN                  CHYUAN-FEN
    REGION CODE    ADDRESS   : 224 SAN MORENO PLACE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,813.53  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,280.22  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 77.57149
    --------------------------------------------------------------------
0   0030867550     MORTGAGORS: CONNOLLY             THOMAS
                               WALSH                NANCY
    REGION CODE    ADDRESS   : 1531 FOREST VILLA LANE
        01         CITY      :    MC LEAN
                   STATE/ZIP : VA  22101
    MORTGAGE AMOUNT :   294,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,197.39  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,134.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,369,050.00
                               P & I AMT:     10,162.95
                               UPB AMT:   1,368,505.33

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          230
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030867626     MORTGAGORS: DALTON               DAVID
                               DALTON               SUSAN
    REGION CODE    ADDRESS   : 6461 HIDDEN CREEK COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,968.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030867733     MORTGAGORS: BUSH                 KEVIN
                               BUSH                 CANDICE
    REGION CODE    ADDRESS   : 7168 CELOME COURT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92129
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,840.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.36508
    --------------------------------------------------------------------
0   0030867816     MORTGAGORS: IVERSON              JEFFREY
                               IVERSON              CAROLYN
    REGION CODE    ADDRESS   : 706 CAMINO AMIGO
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,568.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.16400
    --------------------------------------------------------------------
0   0030867899     MORTGAGORS: ZANDMAN              MICHAEL
                               ZANDMAN              DIANE
    REGION CODE    ADDRESS   : 6 MAGNOLIA LANE
        01         CITY      :    COLTS NECK
                   STATE/ZIP : NJ  07722
    MORTGAGE AMOUNT :   592,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    592,031.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,502.67  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 68.49000
    --------------------------------------------------------------------
0   0030867923     MORTGAGORS: NAKAI                GREGORY
                               NAKAI                CAROLINA
    REGION CODE    ADDRESS   : 528 SANTA FLORITA AVENUE
        01         CITY      :    MILLBRAE
                   STATE/ZIP : CA  94030
    MORTGAGE AMOUNT :   256,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,809.81  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,878.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,704,400.00
                               P & I AMT:     12,795.88
                               UPB AMT:   1,703,682.18

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          231
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030867931     MORTGAGORS: WEISS                MATTHEW
                               WEISS                HEATHER
    REGION CODE    ADDRESS   : 22619 DRAILLE DRIVE
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90505
    MORTGAGE AMOUNT :   290,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,158.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030867998     MORTGAGORS: DUNCAN               CATHERINE

    REGION CODE    ADDRESS   : 2050 ACACIA AVE
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92831
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    389,744.89  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,895.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 64.46200
    --------------------------------------------------------------------
0   0030868020     MORTGAGORS: SNYDER               JEFFREY
                               SNYDER               CHERI
    REGION CODE    ADDRESS   : 11370 EASTVIEW POINT
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   223,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,640.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.79900
    --------------------------------------------------------------------
0   0030868103     MORTGAGORS: WALTON               DANIEL

    REGION CODE    ADDRESS   : 1810 PARK AVE
        01         CITY      :    RICHMOND
                   STATE/ZIP : VA  23220
    MORTGAGE AMOUNT :   242,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,841.69  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,796.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 76.82500
    --------------------------------------------------------------------
0   0030868228     MORTGAGORS: KAVANAUGH            JOHN
                               KAVANAUGH            JULIE
    REGION CODE    ADDRESS   :  26035 GLASGOW DRIVE
        01         CITY      :    SOUTH RIDING
                   STATE/ZIP : VA  20152
    MORTGAGE AMOUNT :   272,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,882.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 79.99400
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,418,800.00
                               P & I AMT:     10,373.82
                               UPB AMT:   1,418,386.58

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          232
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030868293     MORTGAGORS: KRASTEIN             GREGORY
                               KRASTEIN             MARIANA
    REGION CODE    ADDRESS   : 2120 VIA MONTECITO
        01         CITY      :    CAMARILLO
                   STATE/ZIP : CA  93012
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    336,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,407.15  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030868558     MORTGAGORS: MADAVAN              NATERI
                               MADAVAN              KAUSALYA
    REGION CODE    ADDRESS   : 21885 EATON PLACE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   366,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    366,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,751.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.60869
    --------------------------------------------------------------------
0   0030868574     MORTGAGORS: KWONG                JANSEN
                               KWONG                MICHELE
    REGION CODE    ADDRESS   : 1114 ZINFANDEL WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95120
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    279,807.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,030.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 73.69390
    --------------------------------------------------------------------
0   0030868590     MORTGAGORS: CASTILLO             CRESENCIO
                               ANDALIS              CRISANTA
    REGION CODE    ADDRESS   : 701 PARIS STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94112
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    270,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,100.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030869283     MORTGAGORS: BIRENBAUM            MICHAEL

    REGION CODE    ADDRESS   : 357 EAST BUTTONWOOD DRIVE
        01         CITY      :    BREA
                   STATE/ZIP : CA  92821
    MORTGAGE AMOUNT :   228,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,868.82  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,793.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,480,200.00
                               P & I AMT:     11,082.19
                               UPB AMT:   1,479,876.13

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          233
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030869291     MORTGAGORS: LIU                  HSING-CHIEN
                               TAI                  HUI-JINE
    REGION CODE    ADDRESS   : 10562 ESQUIRE PLACE
        01         CITY      :    CUPERTINO
                   STATE/ZIP : CA  95014
    MORTGAGE AMOUNT :   333,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    333,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,531.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 50.99540
    --------------------------------------------------------------------
0   0030869309     MORTGAGORS: WEAVER               RONALD
                               WEAVER               WANDA
    REGION CODE    ADDRESS   : 21922 SUMMER CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92646
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,847.95  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,929.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 70.70400
    --------------------------------------------------------------------
0   0030869317     MORTGAGORS: HOLTBY               SUSAN
                               HARRIS               EDWARD
    REGION CODE    ADDRESS   : 160 CHARLES DR
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,783.88  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030869325     MORTGAGORS: NOORANI              MARK
                               NOORANI              CYNTHIA
    REGION CODE    ADDRESS   : 18912 DEEP WELL ROAD
        01         CITY      :    SANTA ANA
                   STATE/ZIP : CA  92705
    MORTGAGE AMOUNT :   452,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    452,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,356.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030869358     MORTGAGORS: ROTHENBERGER         JOHN
                               ROTHENBERGER         LINDA
    REGION CODE    ADDRESS   : 7437 PAINTED SHADOWS WAY
        01         CITY      :    LAS VEGAS
                   STATE/ZIP : NV  89129
    MORTGAGE AMOUNT :   231,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,052.57  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,736.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,499,200.00
                               P & I AMT:     11,337.91
                               UPB AMT:   1,498,900.52

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          234
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030869515     MORTGAGORS: WONG                 HEEMAN
                               YU                   JENNIFER
    REGION CODE    ADDRESS   : 11885 DARBY AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  91326
    MORTGAGE AMOUNT :   228,080.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,934.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,713.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030869549     MORTGAGORS: COATS                CLOY
                               CASEY                TERESA
    REGION CODE    ADDRESS   : 4526 LEE ANN CIRCLE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   227,050.00  OPTION TO CONVERT :
    UNPAID BALANCE :    226,901.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,685.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030869648     MORTGAGORS: SEAT                 FRANK
                               SEAT                 SANDRA
    REGION CODE    ADDRESS   : 3 CREEKWOOD COURT
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 76.27100
    --------------------------------------------------------------------
0   0030869655     MORTGAGORS: GENTRY               GLEN
                               FARRAR               KATHLEEN
    REGION CODE    ADDRESS   : 1010 GOLF COURT #1,& 2
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94040
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,768.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030869663     MORTGAGORS: YEE                  ANDERSON
                               YEE                  LILY
    REGION CODE    ADDRESS   : 1960 SPYGLASS DRIVE
        01         CITY      :    SAN BRUNO
                   STATE/ZIP : CA  94066
    MORTGAGE AMOUNT :   295,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,825.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,294.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 77.63100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,335,130.00
                               P & I AMT:     10,112.87
                               UPB AMT:   1,334,661.87

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          235
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030869671     MORTGAGORS: KARVELIS             NICHOLIS
                               KARVELIS             BARBARA
    REGION CODE    ADDRESS   : 1817 CORDILLERAS ROAD
        01         CITY      :    REDWOOD CITY
                   STATE/ZIP : CA  94062
    MORTGAGE AMOUNT :   278,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    278,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,088.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 48.34782
    --------------------------------------------------------------------
0   0030869747     MORTGAGORS: WEEDEN               JOSEPH
                               WEEDEN               LAUREL
    REGION CODE    ADDRESS   : 408 CHAR SAM CIRCLE
        01         CITY      :    WEST PIKELAND TOWNSHIP
                   STATE/ZIP : PA  19425
    MORTGAGE AMOUNT :   217,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    216,941.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,652.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030869754     MORTGAGORS: YOUNGBLOOD           DANIEL
                               YOUNGBLOOD           LAURA
    REGION CODE    ADDRESS   : 1156 STEINWAY AVENUE
        01         CITY      :    CAMPBELL
                   STATE/ZIP : CA  95008
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,771.87  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,494.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030869762     MORTGAGORS: MANION               MICHAEL
                               MANION               JOLENE
    REGION CODE    ADDRESS   : 126 PEBBLE PLACE
        01         CITY      :    SAN RAMON
                   STATE/ZIP : CA  94583
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,825.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030869853     MORTGAGORS: SORENSON             MARK
                               SORENSON             RHONDA
    REGION CODE    ADDRESS   : 2210 BESS AVENUE
        01         CITY      :    LIVERMORE
                   STATE/ZIP : CA  94550
    MORTGAGE AMOUNT :   415,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    415,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,081.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 70.63800
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,510,350.00
                               P & I AMT:     11,224.50
                               UPB AMT:   1,509,539.28

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          236
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030869945     MORTGAGORS: MAGNANI              FRANK
                               MAGNANI              JENNIFER
    REGION CODE    ADDRESS   : 2644 PONCE AVENUE
        01         CITY      :    BELMONT
                   STATE/ZIP : CA  94002
    MORTGAGE AMOUNT :   365,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    365,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,614.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 77.65900
    --------------------------------------------------------------------
0   0030870380     MORTGAGORS: KENNY                DAVID
                               DACKER               EVELIN
    REGION CODE    ADDRESS   : 10360 LAKE DR SOUTH EAST
        01         CITY      :    SALEM
                   STATE/ZIP : OR  97306
    MORTGAGE AMOUNT :   231,420.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,268.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,718.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030870521     MORTGAGORS: VICKERS              JIM
                               VICKERS              CINDY
    REGION CODE    ADDRESS   : 6691 ALAMITOS CIRCLE
        01         CITY      :    HUNTINGTON BEACH
                   STATE/ZIP : CA  92648
    MORTGAGE AMOUNT :   405,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    404,735.08  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,007.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 66.39300
    --------------------------------------------------------------------
0   0030870612     MORTGAGORS: LYONS                STEPHEN
                               LYONS                BONNIE
    REGION CODE    ADDRESS   : 691 TWIN BRIDGE
        01         CITY      :    TREDYFFRIN TOWNSHIP
                   STATE/ZIP : PA  19087
    MORTGAGE AMOUNT :   264,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,581.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,988.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030870620     MORTGAGORS: KELLY                SEAN

    REGION CODE    ADDRESS   : 58 WOLCOTT ROAD
        01         CITY      :    BROOKLINE
                   STATE/ZIP : MA  02146
    MORTGAGE AMOUNT :   260,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    259,499.20  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,953.29  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.61194
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,526,170.00
                               P & I AMT:     11,282.57
                               UPB AMT:   1,525,084.08

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          237
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030870638     MORTGAGORS: PALLER               IGOR
                               GUSEVA               LUDMILLA
    REGION CODE    ADDRESS   : 40920 VALERO DRIVE
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   247,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    247,338.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,837.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 89.96700
    --------------------------------------------------------------------
0   0030870711     MORTGAGORS: SMITH                LYNN
                               STUCKEY-SMITH        FELICIA
    REGION CODE    ADDRESS   : 322 SUNSET DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94506
    MORTGAGE AMOUNT :   348,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    347,772.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,583.89  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030870877     MORTGAGORS: ATCAVAGE             RICHARD
                               ATCAVAGE             ROSEANN
    REGION CODE    ADDRESS   : 109 CATHCART ROAD
        01         CITY      :    LOWER GWYNEDD TOWNSHIP
                   STATE/ZIP : PA  19437
    MORTGAGE AMOUNT :   469,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    468,073.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,482.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.96500
    --------------------------------------------------------------------
0   0030870885     MORTGAGORS: NIELSEN              THOMAS
                               NIELSEN              KERRI
    REGION CODE    ADDRESS   : 204 SAN JUAN DRIVE
        01         CITY      :    SALINAS
                   STATE/ZIP : CA  93901
    MORTGAGE AMOUNT :   342,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,762.10  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,570.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.58100
    --------------------------------------------------------------------
0   0030870893     MORTGAGORS: HARMON               BRENDA

    REGION CODE    ADDRESS   : 7836 SURREY LANE
        01         CITY      :    OAKLAND
                   STATE/ZIP : CA  94605
    MORTGAGE AMOUNT :   244,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,963.15  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,942.17  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 94.96200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,650,800.00
                               P & I AMT:     12,416.88
                               UPB AMT:   1,648,909.09

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          238
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030870901     MORTGAGORS: BELUS                JACQUELINE

    REGION CODE    ADDRESS   : 10166 WOODS EDGE DR
        01         CITY      :    FISHERS
                   STATE/ZIP : IN  46038
    MORTGAGE AMOUNT :   229,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,871.62  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,822.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 69.39300
    --------------------------------------------------------------------
0   0030870927     MORTGAGORS: ALI                  VICTOR

    REGION CODE    ADDRESS   : 5540 AVENIDA ELCID
        01         CITY      :    YORBA LINDA
                   STATE/ZIP : CA  92687
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,825.24  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,302.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030870950     MORTGAGORS: DUNCAN               STEPHEN
                               DUNCAN               LISA
    REGION CODE    ADDRESS   : 484 RICE ROAD
        01         CITY      :    OJAI
                   STATE/ZIP : CA  93023
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,810.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,153.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030871040     MORTGAGORS: RICCI                MICHAEL

    REGION CODE    ADDRESS   : 6 LAUREL TRAIL
        01         CITY      :    DENVILLE
                   STATE/ZIP : NJ  07834
    MORTGAGE AMOUNT :   142,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    141,918.31  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,117.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 78.88800
    --------------------------------------------------------------------
0   0030871081     MORTGAGORS: CARBALLO             REINALDO
                               CARBALLO             ADELA
    REGION CODE    ADDRESS   : 29932 S.W. 166 COURT
        01         CITY      :    MIAMI
                   STATE/ZIP : FL  33033
    MORTGAGE AMOUNT :    55,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     54,967.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       427.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 48.67200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,012,000.00
                               P & I AMT:      7,822.42
                               UPB AMT:   1,011,392.99

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          239
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030871123     MORTGAGORS: ADKINS               JAMES
                               ADKINS               KENDRA
    REGION CODE    ADDRESS   : 18607 GIBBON COURT
        01         CITY      :    LEESBURG
                   STATE/ZIP : VA  20176
    MORTGAGE AMOUNT :   288,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    288,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,168.91  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99800
    --------------------------------------------------------------------
0   0030871255     MORTGAGORS: MESA                 MANUEL

    REGION CODE    ADDRESS   : 1112 ORANGE ISLE
        01         CITY      :    FT LAUDERDALE
                   STATE/ZIP : FL  33315
    MORTGAGE AMOUNT :   176,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    175,901.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,400.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030871644     MORTGAGORS: SANDOVAL             MANUEL
                               SANDOVAL             MARIA
    REGION CODE    ADDRESS   : 6445 FERGUSON DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90022
    MORTGAGE AMOUNT :   116,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    115,934.97  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       922.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 78.37800
    --------------------------------------------------------------------
0   0030871735     MORTGAGORS: BULLARD              SUZANNE

    REGION CODE    ADDRESS   : 2425 MIRROR LAKE DRIVE
        01         CITY      :    FAYETTEVILLE
                   STATE/ZIP : NC  28303
    MORTGAGE AMOUNT :   140,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    139,921.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,113.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 77.77700
    --------------------------------------------------------------------
0   0030872097     MORTGAGORS: WEISMAN              HARRY
                               WEISMAN              LYDIA
    REGION CODE    ADDRESS   : 1215 SOUTH BEDFORD DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90035
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,341.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,170,700.00
                               P & I AMT:      8,947.34
                               UPB AMT:   1,170,457.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          240
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030872345     MORTGAGORS: PRICHARD             JOHN

    REGION CODE    ADDRESS   : 4233 POMONA STREET
        01         CITY      :    VENTURA
                   STATE/ZIP : CA  93003
    MORTGAGE AMOUNT :   251,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    251,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,974.62  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 89.64285
    --------------------------------------------------------------------
0   0030872352     MORTGAGORS: HERRERA              MARGARITA
                               HERRERA              ENRIQUE
    REGION CODE    ADDRESS   : 1083 GOLDEN ACRE COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95136
    MORTGAGE AMOUNT :   319,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,424.63  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.94980
    --------------------------------------------------------------------
0   0030872378     MORTGAGORS: HARMON               DONALD
                               HARMON               NANCY
    REGION CODE    ADDRESS   : 29175 WILLOWWOOD LANE
        01         CITY      :    HIGHLAND
                   STATE/ZIP : CA  92346
    MORTGAGE AMOUNT :   242,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,907.75  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 79.76973
    --------------------------------------------------------------------
0   0030872402     MORTGAGORS: DUNCAN               WILLIAM
                               DUNCAN               MARIAN
    REGION CODE    ADDRESS   : 1429 CREST RD
        01         CITY      :    DEL MAR
                   STATE/ZIP : CA  92014
    MORTGAGE AMOUNT :   450,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    450,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,380.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 54.54500
    --------------------------------------------------------------------
0   0030872410     MORTGAGORS: HEDRICK              TIMOTHY
                               HEDRICK              KATHLEEN
    REGION CODE    ADDRESS   : 725 NORTH ZIEGLER WAY
        01         CITY      :    PLACENTIA
                   STATE/ZIP : CA  92670
    MORTGAGE AMOUNT :   224,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,456.79  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,687.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.98689
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,487,100.00
                               P & I AMT:     11,375.05
                               UPB AMT:   1,486,956.79

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          241
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030872444     MORTGAGORS: CULP                 ROBERT
                               CULP                 JULIE
    REGION CODE    ADDRESS   : 25615 CRESTA LOMA
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   245,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,843.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,840.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 74.69500
    --------------------------------------------------------------------
0   0030872501     MORTGAGORS: LOWERY               FRANK
                               LOWERY               JACKIE
    REGION CODE    ADDRESS   : 1607 DEER MEADOW COURT
        01         CITY      :    HANOVER
                   STATE/ZIP : MD  21076
    MORTGAGE AMOUNT :   223,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,598.32  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.96100
    --------------------------------------------------------------------
0   0030873343     MORTGAGORS: HERMAN               RONALD
                               HERMAN               CHERYL
    REGION CODE    ADDRESS   : 29749 KIMBERLY DRIVE
        01         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   350,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    350,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,568.18  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 68.29200
    --------------------------------------------------------------------
0   0030873475     MORTGAGORS: PHILIPPOU            PHILLIPPOS
                               PHILIPPOU            IRASEMA
    REGION CODE    ADDRESS   : 2960 ESTRADA RD
        01         CITY      :    MESILLA
                   STATE/ZIP : NM  88046
    MORTGAGE AMOUNT :   382,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    382,262.25  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,907.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 69.54500
    --------------------------------------------------------------------
0   0030873491     MORTGAGORS: ROSS                 WILLIAM

    REGION CODE    ADDRESS   : 21600 LINDBERGH DRIVE
        01         CITY      :    LOS GATOS
                   STATE/ZIP : CA  95030
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,168.09  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,492,600.00
                               P & I AMT:     11,082.48
                               UPB AMT:   1,492,206.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          242
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030873525     MORTGAGORS: HALL                 DAVID
                               HALL                 CYNTHIA
    REGION CODE    ADDRESS   : 4411 EATON CIRCLE
        01         CITY      :    COLLEYVILLE
                   STATE/ZIP : TX  76034
    MORTGAGE AMOUNT :   294,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    294,221.64  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,263.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030873533     MORTGAGORS: GIORDANO             MICHAEL

    REGION CODE    ADDRESS   : 1995 OLD CALAVERAS ROAD
        01         CITY      :    MILPITAS
                   STATE/ZIP : CA  95035
    MORTGAGE AMOUNT :   403,684.54  OPTION TO CONVERT :
    UNPAID BALANCE :    402,190.18  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,070.13  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   07/01/25
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 76.89200
    --------------------------------------------------------------------
0   0030873566     MORTGAGORS: KISHIMOTO            YASUHIRO
                               MIYASHITA-KISHIMOTO  JUDY
    REGION CODE    ADDRESS   : 3507 SARA DRIVE
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   299,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,274.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030873608     MORTGAGORS: JOHNSON              CURTIS
                               JOHNSON              LINDA
    REGION CODE    ADDRESS   : 8109 WINTERWOOD TRAIL
        01         CITY      :    ROANOKE
                   STATE/ZIP : VA  24018
    MORTGAGE AMOUNT :   223,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,050.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,637.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030873723     MORTGAGORS: COLLORD              GEORGE
                               COLLORD              VALERIE
    REGION CODE    ADDRESS   : 2518 GREENVALE COURT
        01         CITY      :    SANTA ROSA
                   STATE/ZIP : CA  95401
    MORTGAGE AMOUNT :   250,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,905.50  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 79.46100
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,471,234.54
                               P & I AMT:     11,151.61
                               UPB AMT:   1,469,412.05

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          243
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030873798     MORTGAGORS: VARLOW               PENELOPE

    REGION CODE    ADDRESS   : 13 PRESTWICK COURT
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94949
    MORTGAGE AMOUNT :   341,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,531.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 76.62920
    --------------------------------------------------------------------
0   0030873806     MORTGAGORS: MATTHEWS             JOHN
                               MATTHEWS             LAURA
    REGION CODE    ADDRESS   : 1941 HILLMAN AVENUE
        01         CITY      :    BELMONT
                   STATE/ZIP : CA  94002
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,227.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030873822     MORTGAGORS: BARNARD              AMII
                               BAHN                 MICHAEL
    REGION CODE    ADDRESS   : 148 YORK AVENUE
        01         CITY      :    KENSINGTON
                   STATE/ZIP : CA  94708
    MORTGAGE AMOUNT :   292,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,145.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030873830     MORTGAGORS: LAI                  SAI
                               LI                   PAMELA
    REGION CODE    ADDRESS   : 355 CALLE LA MONTANA
        01         CITY      :    MORAGA
                   STATE/ZIP : CA  94556
    MORTGAGE AMOUNT :   360,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    360,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,641.56  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030874861     MORTGAGORS: WILKINS              BRENT
                               WILKINS              GEORGIANA
    REGION CODE    ADDRESS   : 335 WILD IRIS LANE
        01         CITY      :    SANTA CRUZ
                   STATE/ZIP : CA  95060
    MORTGAGE AMOUNT :   338,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    338,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,512.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,631,800.00
                               P & I AMT:     12,059.11
                               UPB AMT:   1,631,800.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          244
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030874903     MORTGAGORS: DE PALO              LUCCE
                               LE BLANC             THOMAS
    REGION CODE    ADDRESS   : 950 SOUTH HANLON WAY
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,804.27  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030875058     MORTGAGORS: PHAM                 TUAN
                               NGUYEN               JENNIFER
    REGION CODE    ADDRESS   : 140 ARCADIA AVENUE
        01         CITY      :    SANTA CLARA
                   STATE/ZIP : CA  95051
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    340,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.06970
    --------------------------------------------------------------------
0   0030875074     MORTGAGORS: PEREZ                ALBERTO
                               FERNANDEZ-PEREZ      AMPARO
    REGION CODE    ADDRESS   : 1008 SOUTH MILES COURT
        01         CITY      :    ANAHEIM
                   STATE/ZIP : CA  92808
    MORTGAGE AMOUNT :   237,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,761.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030875116     MORTGAGORS: MILLER               DONALD

    REGION CODE    ADDRESS   : 12746 KLING STREET
        01         CITY      :    STUDIO CITY
                   STATE/ZIP : CA  91604
    MORTGAGE AMOUNT :   390,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,998.77  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 68.42100
    --------------------------------------------------------------------
0   0030875124     MORTGAGORS: BRATT                HARRY
                               BRATT                ELIZABETH
    REGION CODE    ADDRESS   : 934 RICH PLACE
        01         CITY      :    MOUNTAIN VIEW
                   STATE/ZIP : CA  94040
    MORTGAGE AMOUNT :   390,130.00  OPTION TO CONVERT :
    UNPAID BALANCE :    390,130.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,828.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 84.99900
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,600,330.00
                               P & I AMT:     11,917.45
                               UPB AMT:   1,600,330.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          245
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030875132     MORTGAGORS: SKIBO                THOMAS

    REGION CODE    ADDRESS   : 277 COLLEGE AVENUE
        01         CITY      :    PALO ALTO
                   STATE/ZIP : CA  94306
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,219.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030875165     MORTGAGORS: LEE                  GEORGE
                               FANNING              ANTHONY
    REGION CODE    ADDRESS   : 1520 ANGELUS AVENUE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90027
    MORTGAGE AMOUNT :   266,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    266,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,001.38  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.98400
    --------------------------------------------------------------------
0   0030875181     MORTGAGORS: SCOTT                MARTIN
                               RUGO                 HOPE
    REGION CODE    ADDRESS   : 70 SANTA CLARA AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   645,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    644,556.11  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,676.70  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030875199     MORTGAGORS: KELLERUD             THOR
                               PATTERSON KALLERUD   BARBARA
    REGION CODE    ADDRESS   : 119 SANDRINGHAM SOUTH
        01         CITY      :    MORAGA
                   STATE/ZIP : CA  94556
    MORTGAGE AMOUNT :   384,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    383,742.34  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,817.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 72.11200
    --------------------------------------------------------------------
0   0030875207     MORTGAGORS: BLANCHARD            JANIS
                               BEAVERS              SCOTT
    REGION CODE    ADDRESS   : 2305 HOWARD AVENUE
        01         CITY      :    SAN CARLOS
                   STATE/ZIP : CA  94070
    MORTGAGE AMOUNT :   326,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,191.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,452.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,913,800.00
                               P & I AMT:     14,167.30
                               UPB AMT:   1,912,890.31

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          246
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030875215     MORTGAGORS: PARDEE               STEVEN

    REGION CODE    ADDRESS   : 1439 SEA RIDGE DRIVE
        01         CITY      :    NEWPORT BEACH
                   STATE/ZIP : CA  92660
    MORTGAGE AMOUNT :   357,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    357,377.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,718.02  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030875223     MORTGAGORS: FILS                 NORMAN

    REGION CODE    ADDRESS   : 3116 SHERI DRIVE
        01         CITY      :    SIMI VALLEY
                   STATE/ZIP : CA  93063
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,348.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.04  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030875249     MORTGAGORS: DIXON                ROBERT

    REGION CODE    ADDRESS   : 50 LOCHINVAR ROAD
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94901
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,808.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,253.80  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 54.59000
    --------------------------------------------------------------------
0   0030875272     MORTGAGORS: GILBERT              KIM
                               GILBERT              MARY
    REGION CODE    ADDRESS   : 2146 CHOYA CANYON ROAD
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   218,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,660.47  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,643.78  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030875298     MORTGAGORS: RATGAUZ              LEONID
                               ZASLAVSKAYA          ELINA
    REGION CODE    ADDRESS   : 4359 CHERRY HILLS LANE
        01         CITY      :    TARZANA
                   STATE/ZIP : CA  91356
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,818.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,219.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,424,900.00
                               P & I AMT:     10,830.06
                               UPB AMT:   1,424,013.95

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          247
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030875306     MORTGAGORS: MAC QUIDDY           STEPHEN
                               MAC QUIDDY           JENNIFER
    REGION CODE    ADDRESS   : 18788 MCFARLAND AVENUE
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   257,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,980.73  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030875314     MORTGAGORS: BROOKS               DONALD
                               BROOKS               VICTORIA
    REGION CODE    ADDRESS   : 2920 BRITTAN AVENUE
        01         CITY      :    SAN CARLOS
                   STATE/ZIP : CA  94070
    MORTGAGE AMOUNT :   349,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    348,765.83  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,560.84  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 74.41300
    --------------------------------------------------------------------
0   0030875322     MORTGAGORS: EICHENFIELD          JEFFREY
                               STOWSKY              JAY
    REGION CODE    ADDRESS   : 1022 SPRUCE STREET
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94707
    MORTGAGE AMOUNT :   326,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    326,191.86  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,452.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.60900
    --------------------------------------------------------------------
0   0030875348     MORTGAGORS: KEELER               SCOTT
                               KEELER               DOROTHY
    REGION CODE    ADDRESS   : 5317 GABLE RIDGE LANE
        01         CITY      :    HOLLY SPRINGS
                   STATE/ZIP : NC  27540
    MORTGAGE AMOUNT :   275,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,328.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,094.00  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 94.87700
    --------------------------------------------------------------------
0   0030875355     MORTGAGORS: VINITSKY             HOWARD
                               VINITSKY             WENDY
    REGION CODE    ADDRESS   : 28930 CRAGS DRIVE
        01         CITY      :    AGOURA
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   296,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,650.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,280.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 89.89394
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,505,150.00
                               P & I AMT:     11,368.69
                               UPB AMT:   1,504,536.45

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          248
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030875371     MORTGAGORS: BOYLE                RICHARD
                               DECHESERE            JUDITH
    REGION CODE    ADDRESS   : 1035 I STREET
        01         CITY      :    PETALUMA
                   STATE/ZIP : CA  94952
    MORTGAGE AMOUNT :   296,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,229.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030875694     MORTGAGORS: HENDRY               PAUL
                               HENDRY               VIRGINIA
    REGION CODE    ADDRESS   : 325 OLD WESTFORD ROAD
        01         CITY      :    CHELMSFORD
                   STATE/ZIP : MA  01824
    MORTGAGE AMOUNT :   265,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.47  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030875827     MORTGAGORS: NIEMIEC              JOHN
                               NIEMIEC              MARGARET
    REGION CODE    ADDRESS   : 3687 GETTYSBURG COURT SOUTH
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   218,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    218,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,660.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030876866     MORTGAGORS: DUNIGAN              ERIE

    REGION CODE    ADDRESS   : 431 ISLAND CIRCLE
        01         CITY      :    SARASOTA
                   STATE/ZIP : FL  34242
    MORTGAGE AMOUNT :   150,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    149,913.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,180.05  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030876999     MORTGAGORS: SEWELL               WILLIAM
                               SEWELL               STEPHANIE
    REGION CODE    ADDRESS   : 2901 MONTEVALLO ROAD
        01         CITY      :    BIRMINGHAM
                   STATE/ZIP : AL  35223
    MORTGAGE AMOUNT :   387,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    387,233.33  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,809.64  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 71.10000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,318,300.00
                               P & I AMT:      9,921.68
                               UPB AMT:   1,317,947.03

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          249
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030877054     MORTGAGORS: AVRICK               STEVEN
                               FACTOR-AVRICK        JUDITH
    REGION CODE    ADDRESS   : 2731 ORCHARD LANE
        01         CITY      :    WILMETTE
                   STATE/ZIP : IL  60091
    MORTGAGE AMOUNT :   282,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,019.75  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,072.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030877088     MORTGAGORS: CASKEY               DAVID
                               CASKEY               LEAH
    REGION CODE    ADDRESS   : 251 ROBINSON RD
        01         CITY      :    MOORESVILLE
                   STATE/ZIP : NC  28115
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,663.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.80300
    --------------------------------------------------------------------
0   0030877112     MORTGAGORS: MC GIFFERT           JAMES
                               MC GIFFERT           SUSAN
    REGION CODE    ADDRESS   : 5016 E. WAGONER ROAD
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85254
    MORTGAGE AMOUNT :   283,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,918.55  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,078.76  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 91.94500
    --------------------------------------------------------------------
0   0030877195     MORTGAGORS: OWENS                IRA
                               OWENS                JOSIE
    REGION CODE    ADDRESS   : 602 GUNSTON LANE
        01         CITY      :    WILMINGTON
                   STATE/ZIP : NC  28405
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,562.40  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,384.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.68400
    --------------------------------------------------------------------
0   0030877203     MORTGAGORS: FASANO               JAMES
                               FASANO               ELIZABETH
    REGION CODE    ADDRESS   : 13127 NORTH PIONEER WAY
        01         CITY      :    TUCSON
                   STATE/ZIP : AZ  85737
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    242,704.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,868.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,383,700.00
                               P & I AMT:     10,238.53
                               UPB AMT:   1,381,868.64

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          250
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030877252     MORTGAGORS: JONES                CHRISTY

    REGION CODE    ADDRESS   : 1400 HALCYON LANE
        01         CITY      :    WILMINGTON
                   STATE/ZIP : NC  28405
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    264,634.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,921.44  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.10000
    --------------------------------------------------------------------
0   0030877260     MORTGAGORS: CALISI               MICHAEL
                               CALISI               CHERYL
    REGION CODE    ADDRESS   : 3 BALDWIN ROAD
        01         CITY      :    WESTFORD
                   STATE/ZIP : MA  01886
    MORTGAGE AMOUNT :   259,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    258,821.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,877.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.07200
    --------------------------------------------------------------------
0   0030877286     MORTGAGORS: BALISTRERI           JOSEPH
                               BALISTRERI           KAREN
    REGION CODE    ADDRESS   : 1030 EAST THORN LANE
        01         CITY      :    FOX POINT
                   STATE/ZIP : WI  53217
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    274,815.48  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,017.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 66.58500
    --------------------------------------------------------------------
0   0030877310     MORTGAGORS: COSTANINO            ANTHONY
                               COSTANINO            NADENE
    REGION CODE    ADDRESS   : 13840 NORTH CORAL GABLES DRIVE
        01         CITY      :    PHOENIX
                   STATE/ZIP : AZ  85023
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,286.41  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,111.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   03/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 86.02100
    --------------------------------------------------------------------
0   0030877344     MORTGAGORS: CHAPMAN              KEVIN
                               CHAPMAN              KERI
    REGION CODE    ADDRESS   : 1100 SHAMROCK COURT
        01         CITY      :    ERIN
                   STATE/ZIP : WI  53027
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,719.32  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.16  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 93.75000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,424,000.00
                               P & I AMT:     10,638.54
                               UPB AMT:   1,422,277.02

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          251
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030877369     MORTGAGORS: WALLACE              GREGORY
                               WALLACE              RHONDA
    REGION CODE    ADDRESS   : 7972 MARQUETTE DRIVE
        01         CITY      :    TINLEY PARK
                   STATE/ZIP : IL  60477
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,651.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,043.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 77.71400
    --------------------------------------------------------------------
0   0030877393     MORTGAGORS: CONTONS              STEPHEN
                               CONTONS              THERESA
    REGION CODE    ADDRESS   : 41 BRIDGECOURT LANE
        01         CITY      :    CONCORD
                   STATE/ZIP : MA  01742
    MORTGAGE AMOUNT :   314,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    313,799.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,358.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 78.50000
    --------------------------------------------------------------------
0   0030877419     MORTGAGORS: PRAY                 DONALD

    REGION CODE    ADDRESS   : 2241 HARBOURSIDE DRIVE
        01         CITY      :    LONGBOAT KEY
                   STATE/ZIP : FL  34228
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,645.58  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.88100
    --------------------------------------------------------------------
0   0030877427     MORTGAGORS: BLUM                 H.
                               BLUM                 CHRISTINA
    REGION CODE    ADDRESS   : 3711 WASHBURN AVENUE SOUTH
        01         CITY      :    MINNEAPOLIS
                   STATE/ZIP : MN  55410
    MORTGAGE AMOUNT :   270,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    269,645.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,004.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030877443     MORTGAGORS: PETERS               STEVEN
                               PETERS               AMY
    REGION CODE    ADDRESS   : 4518 CHICOPEE TRAIL
        01         CITY      :    DURHAM
                   STATE/ZIP : NC  27707
    MORTGAGE AMOUNT :   247,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,014.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,833.97  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   12/01/26
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,373,000.00
                               P & I AMT:     10,245.88
                               UPB AMT:   1,370,756.82

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          252
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030877468     MORTGAGORS: MEHRABAN             ZAHRA
                               GHAZAERI             HAMID
    REGION CODE    ADDRESS   : 4518 LOHR RD
        01         CITY      :    ANN ARBOR
                   STATE/ZIP : MI  48108
    MORTGAGE AMOUNT :   346,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    346,021.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,512.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 73.41100
    --------------------------------------------------------------------
0   0030877484     MORTGAGORS: FIELD                DEAN
                               FIELD                BRENDA
    REGION CODE    ADDRESS   : 8300 EAST DIXILETA DR.#274
        01         CITY      :    SCOTTSDALE
                   STATE/ZIP : AZ  85262
    MORTGAGE AMOUNT :   340,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    339,766.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,465.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 72.83900
    --------------------------------------------------------------------
0   0030877500     MORTGAGORS: BIDWELL              MARK
                               BIDWELL              KAREN
    REGION CODE    ADDRESS   : 8 ANASAZI COURT
        01         CITY      :    SANDIA PARK
                   STATE/ZIP : NM  87047
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,796.29  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,146.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030877526     MORTGAGORS: BRINEY               TONY
                               BRINEY               AMY
    REGION CODE    ADDRESS   : 1212 WEST SCHOOL STREET
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60657
    MORTGAGE AMOUNT :   268,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    267,815.56  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,943.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030877559     MORTGAGORS: NEAL                 WILLIAM
                               NEAL                 BARBARA
    REGION CODE    ADDRESS   : 15320 BALLANTYNE COUNTRY CLUB
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28277
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    399,433.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,865.65  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 78.08600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,650,500.00
                               P & I AMT:     11,932.66
                               UPB AMT:   1,648,832.91

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          253
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030877575     MORTGAGORS: CASHIN               ARTHUR
                               CASHIN               VALERIE
    REGION CODE    ADDRESS   : 30 COTTONWOOD ROAD
        01         CITY      :    MORRIS TOWNSHIP
                   STATE/ZIP : NJ  07960
    MORTGAGE AMOUNT :   231,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    231,436.54  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,659.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.17900
    --------------------------------------------------------------------
0   0030877591     MORTGAGORS: PIGG                 BRENT
                               PIGG                 MARIA
    REGION CODE    ADDRESS   : 1216 WEST NEWPORT
        01         CITY      :    CHICAGO
                   STATE/ZIP : IL  60657
    MORTGAGE AMOUNT :   336,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,570.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,524.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030877625     MORTGAGORS: FLEISCHNER           CECELIA
                               CANTOR               DARREN
    REGION CODE    ADDRESS   : 2445 SOUTH CLAYTON STREET
        01         CITY      :    DENVER
                   STATE/ZIP : CO  80210
    MORTGAGE AMOUNT :   376,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,442.38  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,693.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030877658     MORTGAGORS: WARNER               MICHAEL
                               WARNER               DEBORAH
    REGION CODE    ADDRESS   : 412 BRIDEWELL COURT
        01         CITY      :    CARY
                   STATE/ZIP : NC  27511
    MORTGAGE AMOUNT :   325,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,539.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,328.34  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 75.95200
    --------------------------------------------------------------------
0   0030877682     MORTGAGORS: ROBERTS              THOMAS
                               ROBERTS              JENNIFER
    REGION CODE    ADDRESS   : 7140 BOWERMOSS DR
        01         CITY      :    NEW ALBANY
                   STATE/ZIP : OH  43054
    MORTGAGE AMOUNT :   255,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,060.05  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,764.33  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.37500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.37500  PRODUCT CODE      :   002
    LTV :                 89.98600
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,524,050.00
                               P & I AMT:     10,969.85
                               UPB AMT:   1,522,048.74

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          254
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030877716     MORTGAGORS: DAVIDSON             EUGENE
                               BARAK                EVE
    REGION CODE    ADDRESS   : 5506 NEBRASKA AVENUE NW
        01         CITY      :    WASHINGTON
                   STATE/ZIP : DC  20015
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    291,565.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.71  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.50000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.50000  PRODUCT CODE      :   002
    LTV :                 68.06500
    --------------------------------------------------------------------
0   0030877732     MORTGAGORS: DAVISCOURT           KURT
                               DAVISCOURT           KIM
    REGION CODE    ADDRESS   : 6415 136TH PLACE SW
        01         CITY      :    EDMONDS
                   STATE/ZIP : WA  98020
    MORTGAGE AMOUNT :   247,450.00  OPTION TO CONVERT :
    UNPAID BALANCE :    246,195.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,859.01  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 89.99800
    --------------------------------------------------------------------
0   0030877757     MORTGAGORS: HAIR                 JAMES
                               HAIR                 SUZANNE
    REGION CODE    ADDRESS   : 9817 CHATHAM OAKS TRAIL
        01         CITY      :    CHARLOTTE
                   STATE/ZIP : NC  28210
    MORTGAGE AMOUNT :   227,350.00  OPTION TO CONVERT :
    UNPAID BALANCE :    227,036.04  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,648.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 84.99000
    --------------------------------------------------------------------
0   0030877773     MORTGAGORS: BONA                 JOSEPH

    REGION CODE    ADDRESS   : 325 QUIET WATER LANE
        01         CITY      :    ATLANTA
                   STATE/ZIP : GA  30350
    MORTGAGE AMOUNT :   440,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    439,376.91  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,152.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030877799     MORTGAGORS: ALSCHULER            ALBERT
                               BRYAN                PENELOPE
    REGION CODE    ADDRESS   : 1303 OAKLEAF CIRCLE
        01         CITY      :    BOULDER
                   STATE/ZIP : CO  80304
    MORTGAGE AMOUNT :   241,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    241,457.59  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,732.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99500
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,448,600.00
                               P & I AMT:     10,433.66
                               UPB AMT:   1,445,631.38

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          255
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030877815     MORTGAGORS: LUBBERT              DENNIS

    REGION CODE    ADDRESS   : N479 WESTSHORE DRIVE
        01         CITY      :    CEDAR GROVE
                   STATE/ZIP : WI  53013
    MORTGAGE AMOUNT :   283,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    282,599.23  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,027.45  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.71800
    --------------------------------------------------------------------
0   0030878110     MORTGAGORS: LANE                 ROBERT
                               LANE                 PATRICIA
    REGION CODE    ADDRESS   : 14 WANDER COURT
        01         CITY      :    GLENMONT
                   STATE/ZIP : NY  12077
    MORTGAGE AMOUNT :   180,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    180,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,352.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030878136     MORTGAGORS: JUAREZ               ELVIA

    REGION CODE    ADDRESS   : 3060 25TH AVENUE
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94132
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    271,843.50  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,139.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030878383     MORTGAGORS: ADLER                JEFF
                               ADLER                EUNICE
    REGION CODE    ADDRESS   : 444 SAGAMORE AVENUE
        01         CITY      :    TEANECK
                   STATE/ZIP : NJ  07666
    MORTGAGE AMOUNT :   146,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    146,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,051.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030878516     MORTGAGORS: SHORT                NORMA

    REGION CODE    ADDRESS   : 926 LANCASTER AVENUE
        01         CITY      :    REYNOLDSBURG
                   STATE/ZIP : OH  43068
    MORTGAGE AMOUNT :    37,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :     37,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :       274.72  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 49.33333
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:     918,800.00
                               P & I AMT:      6,845.97
                               UPB AMT:     918,242.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          256
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030878540     MORTGAGORS: CIMIS                CAMILLO
                               YOUNG                PAUL
    REGION CODE    ADDRESS   : 4400-4402 18TH STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94114
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,788.31  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.21675
    --------------------------------------------------------------------
0   0030878565     MORTGAGORS: PLASSE               NANCY

    REGION CODE    ADDRESS   : 1402 COLTON PLACE
        01         CITY      :    MARTINEZ
                   STATE/ZIP : CA  94553
    MORTGAGE AMOUNT :   237,900.00  OPTION TO CONVERT :
    UNPAID BALANCE :    237,900.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,787.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 74.35536
    --------------------------------------------------------------------
0   0030879100     MORTGAGORS: SOMMERFIELD          JOHN
                               SOMMERFIELD          GRETCHEN
    REGION CODE    ADDRESS   : 959 MONTEREY BOULEVARD
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94127
    MORTGAGE AMOUNT :   292,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,120.83  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.05405
    --------------------------------------------------------------------
0   0030879118     MORTGAGORS: SAND                 JON
                               SAND                 NOREEN
    REGION CODE    ADDRESS   : 1615 VIA BAJADA
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91360
    MORTGAGE AMOUNT :   257,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    257,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,935.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030879449     MORTGAGORS: CHEN                 ERNEST
                               TANG                 WYLIE
    REGION CODE    ADDRESS   : 4102 ASHBROOK CIRCLE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95124
    MORTGAGE AMOUNT :   335,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,430.43  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,503,200.00
                               P & I AMT:     11,062.09
                               UPB AMT:   1,503,200.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          257
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030879480     MORTGAGORS: LYONS                CHRISTOPHER
                               LYONS                ELLEN
    REGION CODE    ADDRESS   : 18507 BERTA RIDGE PLACE
        01         CITY      :    SALINAS
                   STATE/ZIP : CA  93907
    MORTGAGE AMOUNT :   284,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    284,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,158.61  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030879506     MORTGAGORS: LAMBERT              JAMES
                               LAMBERT              ROCHELLE
    REGION CODE    ADDRESS   : 855 ELSIE MAE DRIVE
        01         CITY      :    BOULDER CREEK
                   STATE/ZIP : CA  95006
    MORTGAGE AMOUNT :   295,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    295,200.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,166.07  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030879514     MORTGAGORS: PEED                 JOHN
                               PEED                 TAMI
    REGION CODE    ADDRESS   : 17240 STONEHEARTH COURT
        01         CITY      :    MEADOW VISTA
                   STATE/ZIP : CA  95722
    MORTGAGE AMOUNT :   316,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    316,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,263.86  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030879522     MORTGAGORS: MIKKELSEN            HANS
                               MIKKELSEN            TINE
    REGION CODE    ADDRESS   : 2507 CALIFORNIA AVENUE
        01         CITY      :    SANTA MONICA
                   STATE/ZIP : CA  90403
    MORTGAGE AMOUNT :   361,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    361,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,684.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030879530     MORTGAGORS: BROOKHART            EVERETT
                               BROOKHART            JILL
    REGION CODE    ADDRESS   : 2663 CAPELLA WAY
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   286,700.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,700.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,128.74  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 79.99107
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,543,500.00
                               P & I AMT:     11,402.15
                               UPB AMT:   1,543,500.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          258
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030879548     MORTGAGORS: BARMORE              GARY

    REGION CODE    ADDRESS   : 1823 HUMMINGBIRD DRIVE
        01         CITY      :    COSTA MESA
                   STATE/ZIP : CA  92626
    MORTGAGE AMOUNT :   265,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,944.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 77.94110
    --------------------------------------------------------------------
0   0030879555     MORTGAGORS: SILBERBERG           TOBY

    REGION CODE    ADDRESS   : 3609 CROWNRIDGE DRIVE
        01         CITY      :    SHERMAN OAKS
                   STATE/ZIP : CA  91403
    MORTGAGE AMOUNT :   232,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,825.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 50.00000
    --------------------------------------------------------------------
0   0030879571     MORTGAGORS: WALSH                MARTIN
                               WALSH                TERESA
    REGION CODE    ADDRESS   : 4276 CHURCHILL DR.
        01         CITY      :    PLEASANTON
                   STATE/ZIP : CA  94588
    MORTGAGE AMOUNT :   318,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    318,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,395.42  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 79.93400
    --------------------------------------------------------------------
0   0030879605     MORTGAGORS: MARVIN               KENNETH
                               MARVIN               MELISSA
    REGION CODE    ADDRESS   : 4712 LONGCOVE DRIVE
        01         CITY      :    STOCKTON
                   STATE/ZIP : CA  95219
    MORTGAGE AMOUNT :   244,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    244,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,811.69  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030879654     MORTGAGORS: MORRIS               MARTHA

    REGION CODE    ADDRESS   : 5809 BUSH HILL DRIVE
        01         CITY      :    ALEXANDRIA
                   STATE/ZIP : VA  22310
    MORTGAGE AMOUNT :   214,649.15  OPTION TO CONVERT :
    UNPAID BALANCE :    213,683.07  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,710.93  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   12/01/22
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 88.33298
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,274,499.15
                               P & I AMT:      9,687.66
                               UPB AMT:   1,273,533.07

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          259
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030879662     MORTGAGORS: ROBERTS              DORA

    REGION CODE    ADDRESS   : 6005 SOUTH HOLLADAY BLVD
        01         CITY      :    SALT LAKE CITY
                   STATE/ZIP : UT  84121
    MORTGAGE AMOUNT :   380,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    380,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,955.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 54.28500
    --------------------------------------------------------------------
0   0030879761     MORTGAGORS: NELSON               CHARLES
                               JOHNSON              DIANNE
    REGION CODE    ADDRESS   : 2241 VINEYARD ROAD
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94947
    MORTGAGE AMOUNT :   249,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    249,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,831.48  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030879795     MORTGAGORS: GAMALSKI             GREGORY
                               LUTZ                 LORI
    REGION CODE    ADDRESS   : 343 NORTH GLENGARRY
        01         CITY      :    BLOOMFIELD TOWNSHIP, OAKL
                   STATE/ZIP : MI  48301
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,077.60  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 55.23809
    --------------------------------------------------------------------
0   0030879860     MORTGAGORS: KLEIN                IRVING
                               KLEIN                CAROL
    REGION CODE    ADDRESS   : 2345 CENTURY HILL
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90067
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,041.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 41.04000
    --------------------------------------------------------------------
0   0030879894     MORTGAGORS: STRIMLING            MICHAEL
                               STRIMLING            ROBIN
    REGION CODE    ADDRESS   : 966 KINGSTON AVENUE
        01         CITY      :    PIEDMONT
                   STATE/ZIP : CA  94611
    MORTGAGE AMOUNT :   341,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,506.54  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,536,200.00
                               P & I AMT:     11,413.09
                               UPB AMT:   1,536,200.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          260
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030879928     MORTGAGORS: NORMINGTON           DAVID
                               NORMINGTON           DEBRA
    REGION CODE    ADDRESS   : 1235 KOCH LANE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95125
    MORTGAGE AMOUNT :   513,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    513,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,764.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 73.49500
    --------------------------------------------------------------------
0   0030879936     MORTGAGORS: KNAGGS               J
                               HOKANS               CHRISTINE
    REGION CODE    ADDRESS   : 2824 ALHAMBRA DRIVE
        01         CITY      :    BELMONT
                   STATE/ZIP : CA  94002
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,935.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030879944     MORTGAGORS: CASANOVA             LINAFLORIDA

    REGION CODE    ADDRESS   : 3232 PINOT BLANC WAY
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   312,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    312,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,289.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030880603     MORTGAGORS: LEE                  CHARLES
                               LEE                  SUSIE
    REGION CODE    ADDRESS   : 755 LACHMAN LANE
        01         CITY      :    PACIFIC PALISADES
                   STATE/ZIP : CA  90272
    MORTGAGE AMOUNT :   400,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    400,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,900.28  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 62.50000
    --------------------------------------------------------------------
0   0030880629     MORTGAGORS: ROSALES              RICHARD
                               ROSALES              MARIE
    REGION CODE    ADDRESS   : 920 FINNELL WAY
        01         CITY      :    PLACENTIA
                   STATE/ZIP : CA  92870
    MORTGAGE AMOUNT :   296,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    296,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,197.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,921,000.00
                               P & I AMT:     14,086.69
                               UPB AMT:   1,921,000.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          261
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030881205     MORTGAGORS: SADRI                REZA
                               SIMITZI              KATERINA
    REGION CODE    ADDRESS   : 2 LACONIA
        01         CITY      :    IRVINE
                   STATE/ZIP : CA  92614
    MORTGAGE AMOUNT :   260,300.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,142.30  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,001.49  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030881254     MORTGAGORS: LINDER               KARL
                               LINDER               REBEKA
    REGION CODE    ADDRESS   : 1440 WEST DOMINGO ROAD
        01         CITY      :    FULLERTON
                   STATE/ZIP : CA  92833
    MORTGAGE AMOUNT :   245,850.00  OPTION TO CONVERT :
    UNPAID BALANCE :    245,850.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,846.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 94.99600
    --------------------------------------------------------------------
0   0030881262     MORTGAGORS: GRADNEY              MARK
                               GRADNEY              SUSAN
    REGION CODE    ADDRESS   : 237 MICHELE CIRCLE
        01         CITY      :    NOVATO
                   STATE/ZIP : CA  94947
    MORTGAGE AMOUNT :   256,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    256,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,995.03  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030881312     MORTGAGORS: CONLEY               MICHAEL
                               CONLEY               SHEILA
    REGION CODE    ADDRESS   : 1363 EL CURTOLA BLVD
        01         CITY      :    LAFAYETTE
                   STATE/ZIP : CA  94549
    MORTGAGE AMOUNT :   292,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,148.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030881320     MORTGAGORS: LIPKIN               CHERYL

    REGION CODE    ADDRESS   : 2306 MARION LANE
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92025
    MORTGAGE AMOUNT :   233,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    233,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,751.20  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,288,550.00
                               P & I AMT:      9,743.17
                               UPB AMT:   1,288,392.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          262
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030881346     MORTGAGORS: TETRICK              MICHAEL
                               TETRICK              DEBORAH
    REGION CODE    ADDRESS   : 5716 WHISPERING PINES CIRCLE
        01         CITY      :    THOUSAND OAKS
                   STATE/ZIP : CA  91362
    MORTGAGE AMOUNT :   320,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    319,779.77  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,320.23  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030881379     MORTGAGORS: ROLAND               PAUL

    REGION CODE    ADDRESS   : 18761 DEVON AVENUE
        01         CITY      :    SARATOGA
                   STATE/ZIP : CA  95070
    MORTGAGE AMOUNT :   225,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,697.03  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,650.98  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   04/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030881395     MORTGAGORS: JENSEN               RONALD
                               JENSEN               KATHARINE
    REGION CODE    ADDRESS   : 26337 SOUTHEAST 31ST. STREET
        01         CITY      :    ISSAQUAH
                   STATE/ZIP : WA  98029
    MORTGAGE AMOUNT :   260,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    260,625.01  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,913.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030881403     MORTGAGORS: STRUBE               JACK
                               STRUBE               BESS
    REGION CODE    ADDRESS   : 2376 OLD RANCH ROAD
        01         CITY      :    ESCONDIDO
                   STATE/ZIP : CA  92027
    MORTGAGE AMOUNT :   248,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,645.36  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,891.06  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 89.99100
    --------------------------------------------------------------------
0   0030881437     MORTGAGORS: BULL                 JOHN
                               BULL                 LISA
    REGION CODE    ADDRESS   : 2500 TALLYRAND CT
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   253,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    253,316.52  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,794.26  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,308,100.00
                               P & I AMT:      9,570.19
                               UPB AMT:   1,307,063.69

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          263
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030881478     MORTGAGORS: MORIAN               FRANK
                               MORIAN               RENNIE
    REGION CODE    ADDRESS   : 7190 E. COUNTRY CLUB LANE
        01         CITY      :    ANEHIEM
                   STATE/ZIP : CA  92807
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    299,798.70  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,201.30  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 85.71400
    --------------------------------------------------------------------
0   0030881650     MORTGAGORS: MILTON               MARY

    REGION CODE    ADDRESS   : 625 SEA LANE
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92037
    MORTGAGE AMOUNT :   268,200.00  OPTION TO CONVERT :
    UNPAID BALANCE :    268,028.98  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,014.90  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030881668     MORTGAGORS: KING                 RONALD
                               KING                 JILL
    REGION CODE    ADDRESS   : 363 N. ALTA VISTA AVE
        01         CITY      :    MONROVIA
                   STATE/ZIP : CA  91016
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    223,860.76  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,702.57  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030881684     MORTGAGORS: RENY                 WILFRED

    REGION CODE    ADDRESS   : 6145 WILSON RD
        01         CITY      :    COLORADO SPRINGS
                   STATE/ZIP : CO  80919
    MORTGAGE AMOUNT :   286,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    286,212.65  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,126.52  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030881692     MORTGAGORS: ZACK                 THOMAS
                               ZACK                 KATHRYN
    REGION CODE    ADDRESS   : 9880 CAMINITO MUNOZ
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92131
    MORTGAGE AMOUNT :   265,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    265,417.21  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,925.79  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,344,200.00
                               P & I AMT:      9,971.08
                               UPB AMT:   1,343,318.30

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          264
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030881700     MORTGAGORS: CHAMBELL             ROBERT
                               SAWYER               EARL
    REGION CODE    ADDRESS   : 8400 MULHOLLAND DRIVE
        01         CITY      :    LOS ANGELES
                   STATE/ZIP : CA  90046
    MORTGAGE AMOUNT :   300,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    300,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,333.37  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 50.42000
    --------------------------------------------------------------------
0   0030881718     MORTGAGORS: FELDNER              J.
                               BENZONI              JOSEPH
    REGION CODE    ADDRESS   : 13004 SEAGROVE STREET
        01         CITY      :    SAN DIEGO
                   STATE/ZIP : CA  92130
    MORTGAGE AMOUNT :   372,550.00  OPTION TO CONVERT :
    UNPAID BALANCE :    372,293.61  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,701.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.99300
    --------------------------------------------------------------------
0   0030881742     MORTGAGORS: FIELDS               MICHAEL
                               FIELDS               LISA
    REGION CODE    ADDRESS   : 530 CARNFORTH DRIVE
        01         CITY      :    HENDERSON
                   STATE/ZIP : NV  89014
    MORTGAGE AMOUNT :   232,750.00  OPTION TO CONVERT :
    UNPAID BALANCE :    232,619.51  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,851.87  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.87500  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.87500  PRODUCT CODE      :   002
    LTV :                 95.00000
    --------------------------------------------------------------------
0   0030881858     MORTGAGORS: JOHNSON              KIMBERLY
                               JOHNSON              ROBERT
    REGION CODE    ADDRESS   : 6655 HALSTEAD AVENUE
        01         CITY      :    MINNETRISTA
                   STATE/ZIP : MN  55364
    MORTGAGE AMOUNT :   243,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    243,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,868.46  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030881874     MORTGAGORS: DA CUNHA             CHRISTOPHER
                               WEAVER               MARY
    REGION CODE    ADDRESS   : 1818-1820 BAKER STREET
        01         CITY      :    SAN FRANCISCO
                   STATE/ZIP : CA  94115
    MORTGAGE AMOUNT :   584,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    584,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     4,183.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,732,300.00
                               P & I AMT:     12,938.80
                               UPB AMT:   1,731,913.12

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          265
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030881890     MORTGAGORS: DROBINSKY            STEVE
                               DROBINSKY            JANA
    REGION CODE    ADDRESS   : 2645 SHASTA RD
        01         CITY      :    BERKELEY
                   STATE/ZIP : CA  94708
    MORTGAGE AMOUNT :   510,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    510,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,697.85  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 60.35500
    --------------------------------------------------------------------
0   0030881908     MORTGAGORS: SASAKI               STANTON
                               SASAKI               LISA
    REGION CODE    ADDRESS   : 18540 CORK ST
        01         CITY      :    FOUNTAIN VALLEY
                   STATE/ZIP : CA  92708
    MORTGAGE AMOUNT :   239,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    239,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,795.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 84.15400
    --------------------------------------------------------------------
0   0030881965     MORTGAGORS: FENDERICO            GIANCARLO
                               FENDERICO            DAGMAR
    REGION CODE    ADDRESS   : 9405 BETHESDA COURT
        01         CITY      :    MATTHEWS
                   STATE/ZIP : NC  28105
    MORTGAGE AMOUNT :   225,650.00  OPTION TO CONVERT :
    UNPAID BALANCE :    225,490.73  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,616.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.99900
    --------------------------------------------------------------------
0   0030883938     MORTGAGORS: NEWMAN               JAMES
                               NEWMAN               LISA
    REGION CODE    ADDRESS   : 26 AURIEL DRIVE
        01         CITY      :    LITTLE ROCK
                   STATE/ZIP : AR  72211
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,812.68  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 73.52900
    --------------------------------------------------------------------
0   0030883961     MORTGAGORS: SUK                  HWAN
                               KIM                  MICHELLE
    REGION CODE    ADDRESS   : 4956 REVLON DRIVE
        01         CITY      :    LA CANADA FLINTRIDGE
                   STATE/ZIP : CA  91011
    MORTGAGE AMOUNT :   250,400.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,400.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,837.35  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,475,050.00
                               P & I AMT:     10,760.00
                               UPB AMT:   1,474,890.73

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          266
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030884274     MORTGAGORS: POWERS               DANIEL
                               POWERS               DEBORAH
    REGION CODE    ADDRESS   : 3229 CALHOUN ST
        01         CITY      :    ALAMEDA
                   STATE/ZIP : CA  94501
    MORTGAGE AMOUNT :   228,600.00  OPTION TO CONVERT :
    UNPAID BALANCE :    228,600.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,737.53  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.37500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.37500  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
0   0030884308     MORTGAGORS: HELLMAN              DAVID
                               HELLMAN              SUSAN
    REGION CODE    ADDRESS   : 2900 OAK SHADOW DRIVE
        01         CITY      :    HERNDON
                   STATE/ZIP : VA  20171
    MORTGAGE AMOUNT :   324,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    324,032.43  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,379.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   05/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 79.99200
    --------------------------------------------------------------------
0   0030884324     MORTGAGORS: DILTS                BARBARA
                               HAUSKEN              JAMES
    REGION CODE    ADDRESS   : 51 NORWOOD AVENUE
        01         CITY      :    KENSINGTON
                   STATE/ZIP : CA  94707
    MORTGAGE AMOUNT :   234,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    234,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,696.66  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030884332     MORTGAGORS: BERGER               JEROLD

    REGION CODE    ADDRESS   : 18 ST.PAUL LANE
        01         CITY      :    LAGUNA NIGUEL
                   STATE/ZIP : CA  92677
    MORTGAGE AMOUNT :   341,250.00  OPTION TO CONVERT :
    UNPAID BALANCE :    341,250.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,623.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030884357     MORTGAGORS: PEJOOH               MEHRON
                               PEJOOH               ROWSHANAK
    REGION CODE    ADDRESS   : 17 BISCAYNE COURT
        01         CITY      :    SAN RAFAEL
                   STATE/ZIP : CA  94901
    MORTGAGE AMOUNT :   414,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    414,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     3,073.94  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 63.69230
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,542,100.00
                               P & I AMT:     11,511.29
                               UPB AMT:   1,541,882.43

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          267
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030884373     MORTGAGORS: MILLER               DENNIS
                               MILLER               CAROL
    REGION CODE    ADDRESS   : 2547 SALEROSO DRIVE
        01         CITY      :    ROWLAND HEIGHTS
                   STATE/ZIP : CA  91748
    MORTGAGE AMOUNT :   275,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    275,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,138.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 79.71010
    --------------------------------------------------------------------
0   0030884464     MORTGAGORS: HAMAMOTO             MASAO
                               HAMAMOTO             MIYOKO
    REGION CODE    ADDRESS   : 1608 LASSEN WAY
        01         CITY      :    BURLINGAME
                   STATE/ZIP : CA  94010
    MORTGAGE AMOUNT :   290,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    290,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,153.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 53.21100
    --------------------------------------------------------------------
0   0030884472     MORTGAGORS: MERRITT              LARRY
                               MERRITT              MARTHA
    REGION CODE    ADDRESS   : 22836 RIO LOBOS ROAD
        01         CITY      :    DIAMOND BAR
                   STATE/ZIP : CA  91765
    MORTGAGE AMOUNT :   224,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,762.21  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.75000  PRODUCT CODE      :   002
    LTV :                 89.60000
    --------------------------------------------------------------------
0   0030884480     MORTGAGORS: SCHIFFELBEIN         MARK
                               SCHIFFELBEIN         CHRISTOL
    REGION CODE    ADDRESS   : 1707 VIA PETUNIA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92673
    MORTGAGE AMOUNT :   248,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    248,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,928.92  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.62500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030884506     MORTGAGORS: LEE                  CHOON
                               LEE                  ANNA
    REGION CODE    ADDRESS   : 1057 EL CAPITAN DRIVE
        01         CITY      :    DANVILLE
                   STATE/ZIP : CA  94526
    MORTGAGE AMOUNT :   280,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    280,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,005.95  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.75000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.75000  PRODUCT CODE      :   002
    LTV :                 79.32010
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,317,000.00
                               P & I AMT:      9,989.25
                               UPB AMT:   1,317,000.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          268
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030885347     MORTGAGORS: SELITSKY             SCOTT
                               SELITSKY             KALANIT
    REGION CODE    ADDRESS   : 29003 OLD CARRIAGE COURT
        01         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   289,500.00  OPTION TO CONVERT :
    UNPAID BALANCE :    289,500.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,099.08  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.00000
    --------------------------------------------------------------------
0   0030885362     MORTGAGORS: MUNOZ                MAURICIO
                               MUNOZ                MARIA
    REGION CODE    ADDRESS   : 3443 PEPPERIDGE DRIVE
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95148
    MORTGAGE AMOUNT :   272,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    272,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,019.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 77.05380
    --------------------------------------------------------------------
0   0030885719     MORTGAGORS: MAKI                 ROGER
                               MAKI                 KELLI
    REGION CODE    ADDRESS   : 5570 CLEE COURT
        01         CITY      :    AGOURA HILLS
                   STATE/ZIP : CA  91301
    MORTGAGE AMOUNT :   351,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    351,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,544.99  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 79.95444
    --------------------------------------------------------------------
0   0030886089     MORTGAGORS: GHOUKASSI            ROBERT

    REGION CODE    ADDRESS   : 17036 HIGH PINE WAY
        01         CITY      :    CASTRO VALLEY
                   STATE/ZIP : CA  94546
    MORTGAGE AMOUNT :   292,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    292,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,142.59  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 89.84600
    --------------------------------------------------------------------
0   0030886105     MORTGAGORS: MEYER                THOMAS
                               MEYER                DIANA
    REGION CODE    ADDRESS   : 1430 OAKHURST AVENUE
        01         CITY      :    SAN CARLOS
                   STATE/ZIP : CA  94070
    MORTGAGE AMOUNT :   273,800.00  OPTION TO CONVERT :
    UNPAID BALANCE :    273,800.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,985.24  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.87500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.87500  PRODUCT CODE      :   002
    LTV :                 75.01369
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,478,300.00
                               P & I AMT:     10,791.49
                               UPB AMT:   1,478,300.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          269
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030886113     MORTGAGORS: WALDRON              RICHARD
                               WALDRON              CHRISTINE
    REGION CODE    ADDRESS   : 257 ETHEL AVENUE
        01         CITY      :    MILL VALLEY
                   STATE/ZIP : CA  94941
    MORTGAGE AMOUNT :   304,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    304,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,257.19  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.12500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.12500  PRODUCT CODE      :   002
    LTV :                 80.00000
    --------------------------------------------------------------------
0   0030886139     MORTGAGORS: HOSSEINZADEH         ALI
                               HOSSEINZADEH         MOJGAN
    REGION CODE    ADDRESS   : 46547 PASEO PADRE PARKWAY
        01         CITY      :    FREMONT
                   STATE/ZIP : CA  94539
    MORTGAGE AMOUNT :   335,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    335,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,371.11  OUTSIDE CONV DATE :
    LIFETIME RATE   :      7.62500  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      7.62500  PRODUCT CODE      :   002
    LTV :                 58.26080
    --------------------------------------------------------------------
0   0030886196     MORTGAGORS: HEISE                JOHN
                               HEISE                KATHLEEN
    REGION CODE    ADDRESS   : 830 MEANDER DRIVE
        01         CITY      :    WALNUT CREEK
                   STATE/ZIP : CA  94598
    MORTGAGE AMOUNT :   250,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    250,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,834.41  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 71.42800
    --------------------------------------------------------------------
0   0030886204     MORTGAGORS: ROWLEY               RICHARD
                               EKLUND-ROWLEY        JANET
    REGION CODE    ADDRESS   : 6535 SLOPING MEADOW COURT
        01         CITY      :    SAN JOSE
                   STATE/ZIP : CA  95135
    MORTGAGE AMOUNT :   375,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    375,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     2,817.25  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.25000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.25000  PRODUCT CODE      :   002
    LTV :                 71.42800
    --------------------------------------------------------------------
0   0030886311     MORTGAGORS: RIZZO                VINCENT

    REGION CODE    ADDRESS   : 601 AVENIDA TERESA
        01         CITY      :    SAN CLEMENTE
                   STATE/ZIP : CA  92672
    MORTGAGE AMOUNT :   255,000.00  OPTION TO CONVERT :
    UNPAID BALANCE :    255,000.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,871.10  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.00000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.00000  PRODUCT CODE      :   002
    LTV :                 69.48200
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    5
                               LOAN AMT:   1,519,000.00
                               P & I AMT:     11,151.06
                               UPB AMT:   1,519,000.00

1
    GE CAPITAL MORTGAGE SERVICES, INC.                     EXHIBIT C
    ISSUE DATE: 06/01/97
    P.O. BOX 5260              TMS AG0004970630  00 01
                                PAGE:          270
    CHERRY HILL, N.J. 08034

    (800) 257-7818

0   --------------------------------------------------------------------
0   0030886964     MORTGAGORS: CROWELL              DAVID
                               CROWELL              ROBIN
    REGION CODE    ADDRESS   : 809 HICKORY AVENUE
        01         CITY      :    TORRANCE
                   STATE/ZIP : CA  90503
    MORTGAGE AMOUNT :   224,100.00  OPTION TO CONVERT :
    UNPAID BALANCE :    224,100.00  ANNUAL RATE ADJUST:
    MONTHLY P&I     :     1,723.14  OUTSIDE CONV DATE :
    LIFETIME RATE   :      8.50000  MATURITY DATE     :   06/01/27
    CURRENT INT RATE:      8.50000  PRODUCT CODE      :   002
    LTV :                 90.00000
    --------------------------------------------------------------------
-   **** PAGE TOTALS *****     NUM OF LOANS:    1
                               LOAN AMT:     224,100.00
                               P & I AMT:      1,723.14
                               UPB AMT:     224,100.00
0                   TOTAL      NUM OF LOANS: 1346
                               LOAN AMT: 401,480,994.69
                               P & I AMT:  2,985,275.34
                               UPB AMT: 400,826,388.37

                             EXHIBIT D

                  FORM OF SERVICER'S CERTIFICATE


                     ________________,  ______
                           (month)      (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                           Series 1997-6


           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

      A.  Mortgage Loan Information:

           (1) Aggregate Scheduled Monthly
                 Payments:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (2) Aggregate Monthly Payments
                 received and Monthly Advances
                 made this Month:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (3) Aggregate Principal Prepayments
                 in part received and applied
                 in the applicable Prepayment
                 Period:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (4) Aggregate Principal Prepayments
                 in full received in
                 the applicable Prepayment
                 Period:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (5) Aggregate Insurance Proceeds
                 (including purchases of
                 Mortgage Loans by primary
                 mortgage insurers) for
                 prior month:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (6) Aggregate Liquidation
                 Proceeds for prior month:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (7) Aggregate Purchase Prices for
                 Defaulted and Modified
                 Mortgage Loans:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (8) Aggregate Purchase Prices
                 (and substitution adjustments)
                 for Defective Mortgage Loans:
                     (a) Principal                       $________
                     (b) Interest                        $________
                     (c) Total                           $________

           (9) Pool Scheduled Principal
                 Balance:                                $________

          (10) Available Funds:                          $________

          (11) Realized Losses for
                 prior month:                            $________

          (12) Aggregate Realized
                 Losses and Debt
                 Service Reductions:
                     (a) Deficient Valuations            $________
                     (b) Special Hazard
                           Losses                        $________
                     (c) Fraud Losses                    $________
                     (d) Excess Bankruptcy
                           Losses                        $________
                     (e) Excess Special
                           Hazard Losses                 $________
                     (f) Excess Fraud
                           Losses                        $________
                     (g) Debt Service
                           Reductions                    $________

          (13) Compensating Interest Payment:            $________

          (14) Accrued Certificate Interest,
                Unpaid Class Interest Shortfalls
                 and Pay-out Rate:

                Class A1      $__________      $__________    ____%
                Class A2      $__________      $__________    ____%
                Class A3      $__________      $__________    ____%
                Class A4      $__________      $__________    ____%
                Class A5      $__________      $__________    ____%
                Class A6      $__________      $__________    ____%
                Class A7      $__________      $__________    ____%
                Class A8      $__________      $__________    ____%
                Class A9      $__________      $__________    ____%
                Class A10     $__________      $__________    ____%
                Class A11     $__________      $__________    ____%
                 Component A11A     $__________     $__________    ____%
                 Component A11B     $__________     $__________    ____%
                Class A12     $__________      $__________    ____%
                Class A13     $__________      $__________    ____%
                Class A14     $__________      $__________    ____%
                Class A15     $__________      $__________    ____%
                Class A16     $__________      $__________    ____%
                Class A17     $__________      $__________    ____%
                Class A18     $__________      $__________    ____%
                Class M       $__________      $__________    ____%
                Class B1      $__________      $__________    ____%
                Class B2      $__________      $__________    ____%
                Class B3      $__________      $__________    ____%
                Class B4      $__________      $__________    ____%
                Class B5      $__________      $__________    ____%
                Class R       $__________      $__________    ____%
                Class S       $__________      $__________    ____%

          (15) Accrual Amount

                Class A11A Component  $__________
                Class A11B Component  $__________
                Class A14             $__________


          (16) Principal distribu-
                 table:

                Class A1       $__________
                Class A2       $__________
                Class A3       $__________
                Class A4       $__________
                Class A5       $__________
                Class A6       $__________
                Class A7       $__________
                Class A8       $__________
                Class A9       $__________
                Class A10      $__________
                Class A11      $__________
                  Component A11A    $__________
                  Component A11B    $__________
                Class A12      $__________
                Class A13      $__________
                Class A14      $__________
                Class A15      $__________
                Class A16      $__________
                Class A17      $__________
                Class A18      $__________
                Class PO       $__________
                Class M        $__________
                Class B1       $__________
                Class B2       $__________
                Class B3       $__________
                Class B4       $__________
                Class B5       $__________
                Class R        $__________

          (17) Additional distributions to
                 the Class R Certificate
                 pursuant to Section 4.01(b):  $_____________

          (18) Certificate Interest Rate of:

                 Class S Certificates          _____________%

      B.  Other Amounts:

           1.  Senior Percentage for such
                Distribution Date:             _____________%

           2.  Category A Senior Percentage
                for such Distribution Date:    _____________%

           3.  Category B Senior Percentage
                for such Distribution Date:    _____________%

           4.  Category C Senior Percentage
                for such Distribution Date:    _____________%

           5.  Category A Percentage for such
                Distribution Date:             _____________%

           6.  Category B Percentage for such
                Distribution Date:             _____________%

           7.  Category C Percentage for such
                Distribution Date:             _____________%

           8.  Group I Senior Percentage
                for such Distribution Date:    _____________%

           9.  Category A Group I Senior
                Percentage for such
                Distribution Date:             _____________%

           10. Category B Group I Senior
                Percentage for such
                Distribution Date:             _____________%

           11. Category C Group I Senior
                Percentage for such
                Distribution Date:             _____________%

           12. Category C Group I Scheduled
                Distribution Percentage:       _____________%

           13. Group II Senior Percentage
                for such Distribution Date:    _____________%

           14. Category A Group II Senior
                Percentage for such
                Distribution Date:             _____________%

           15. Category B Group II Senior
                Percentage for such
                Distribution Date:             _____________%

           16. Category C Group II Senior
                Percentage for such
                Distribution Date:             _____________%

           17. Category C Group II Scheduled
                Distribution Percentage:       _____________%

           18. Senior Prepayment Percentage
                for such Distribution Date:    _____________%

           19. Category A Senior Prepayment
                Percentage for such
                Distribution Date:             _____________%

           20. Category B Senior Prepayment
                Percentage for such
                Distribution Date:             _____________%

           21. Category C Senior Prepayment
                Percentage for such
                Distribution Date:             _____________%

           22. Group I Senior Prepayment
                Percentage for such
                Distribution Date:             _____________%

           23. Category A Group I Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           24. Category B Group I Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           25. Category C Group I Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           26. Group II Senior Prepayment
                Percentage for such
                Distribution Date:             _____________%

           27. Category A Group II Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           28. Category B Group II Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           29. Category C Group II Senior
                Prepayment Percentage
                for such Distribution Date:    _____________%

           30. Junior Percentage
                for such Distribution Date:    _____________%

           31. Junior Prepayment Percentage
                for such Distribution Date:    _____________%

           32. Subordinate Certificate
                Writedown Amount for
                such Distribution Date:        $_____________

           33. Prepayment Distribution
                Triggers satisfied:            Yes        No

                Class B1                      _____      _____
                Class B2                      _____      _____
                Class B3                      _____      _____
                Class B4                      _____      _____
                Class B5                      _____      _____


Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                             EXHIBIT E

       FORM OF TRANSFER CERTIFICATE AS TO ERISA MATTERS FOR
             DEFINITIVE ERISA-RESTRICTED CERTIFICATES



State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
Boston, Massachusetts   02110


      [NAME OF OFFICER] ______________________ hereby certifies that:

      1. That he [she] is [title of officer] _________________ of [name of Investor] _______________________________________ (the
"Investor"), a ________________________ [description of type of entity] duly organized and existing under the laws of the [State of ____________] [United States], on behalf of which he [she] makes this affidavit.

      2. The Investor (i) is not, and on ________________ [insert date of transfer of Certificate to Investor] will not be, and on such date will not be investing the funds of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan subject to Section 4975 of the Code or (ii) is an insurance company investing assets of its general account and the exemptions provided by Section III(a) of Department of Labor Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemptions") apply to the Investor's acquisition and holding or any ERISA-Restricted Certificate.

      3. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee and GE Capital Mortgage Services, Inc., dated as of June 1, 1997, no transfer of any ERISA-Restricted Certificate shall be permitted to be made to any person unless the Trustee has received (i) a certificate from such transferee to the effect that (x) such transferee is not an employee benefit plan subject to ERISA or a plan subject to
Section 4975 of the Code (a "Plan") and is not using the assets of any such employee benefit or other plan to acquire any such Certificate or (y) such transferee is an insurance company investing assets of its general account and the Exemptions apply to such transferee's acquisition and holding of any such Certificate or (ii) an opinion of counsel satisfactory to the Trustee to the effect that the purchase and holding of any such Certificate will not constitute or result in the assets of the Trust Fund created by the Agreement being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA or Section 4975 of the Code and will not subject the Trustee or the Company to any obligation in addition to those undertaken in the Agreement (provided, however, that the Trustee will not require such certificate or opinion in the event that, as a result of change of law or otherwise, counsel satisfactory to the Trustee has rendered an opinion to the effect that the purchase and holding of any such Certificate by a Plan or a Person that is purchasing or holding any such Certificate with the assets of a Plan will not constitute or result in a prohibited transaction under ERISA or Section 4975 of the Code).

      [4. The ERISA-Restricted Certificates shall be registered in the name of ______________________________________________ as nominee for the Investor.]

      IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] __________________ and its corporate seal to be hereunder attached, attested by its [Assistant] Secretary, this ____ day of _________, 199_.



                               _____________________________
                                     [name of Investor]

                               By:__________________________
                                  Name:
                                  Title:


      The undersigned hereby acknowledges that it is holding and will hold the ERISA-Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.


_______________________________
[name of nominee]


By:____________________________
   Name:
   Title:

                             EXHIBIT F

         FORM OF RESIDUAL CERTIFICATE TRANSFEREE AFFIDAVIT



STATE OF             )
                     ) ss.:
COUNTY OF            )

           [NAME OF OFFICER], _________________ being first duly sworn, deposes and says:

           1. That he [she] is [title of officer] ___________ _____________ of [name of Purchaser] ________________________
_________________ (the "Purchaser"), a _______________________
[description of type of entity] duly organized and existing under the laws of the [State of __________] [United States], on behalf of which he [she] makes this affidavit.

           2.   That the Purchaser's Taxpayer Identification
Number is [           ].

           3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the "Code") and will not be a "disqualified organization" as of [date of transfer], and that the Purchaser is not acquiring a Residual Certificate (as defined below) for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. As used herein, "Residual Certificate" means any Certificate designated as a "Class R Certificate" of GE Capital Mortgage Services, Inc.'s REMIC Multi-Class Pass-Through Certificates, Series 1997-6.

           4. That the Purchaser is not, and on __________ [insert date of transfer of Residual Certificate to Purchaser] will not be, and is not and on such date will not be investing the assets of, an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan subject to Code Section 4975 or a person or entity that is using the assets of any employee benefit plan or other plan to acquire a Residual Certificate.

           5. That the Purchaser hereby acknowledges that under the terms of the Pooling and Servicing Agreement (the "Agreement") between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. dated as of June 1, 1997, no transfer of the Residual Certificates shall be permitted to be made to any person unless the Trustee has received a certificate from such transferee to the effect that such transferee is not an employee benefit plan subject to ERISA or a plan subject to Section 4975 of the Code and is not using the assets of any employee benefit plan or other plan to acquire Residual Certificates.

           6. That the Purchaser does not hold REMIC residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (such entity, a "Book-Entry Nominee").

           7. That the Purchaser does not have the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to such Residual Certificate.

           8. That the Purchaser will not transfer a Residual Certificate to any person or entity (i) as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, paragraph 6 or paragraph 10 hereof are not satisfied or that the Purchaser has reason to believe does not satisfy the requirements set forth in paragraph 7 hereof, and (ii) without obtaining from the prospective Purchaser an affidavit substantially in this form and providing to the Trustee a written statement substantially in the form of Exhibit G to the Agreement.

           9. That the Purchaser understands that, as the holder of a Residual Certificate, the Purchaser may incur tax liabilities in excess of any cash flows generated by the interest and that it intends to pay taxes associated with holding such Residual Certificate as they become due.

           10. That the Purchaser (i) is not a Non-U.S. Person or
(ii) is a Non-U.S. Person that holds a Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of such Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes. "Non-U.S. Person" means an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

           11. That the Purchaser agrees to such amendments of the Pooling and Servicing Agreement as may be required to further effectuate the restrictions on transfer of any Residual Certificate to such a "disqualified organization," an agent thereof, a Book-Entry Nominee, or a person that does not satisfy the requirements of paragraph 7 and paragraph 10 hereof.

           12. That the Purchaser consents to the designation of the Company as its agent to act as "tax matters person" of the Trust Fund, as applicable, pursuant to the Pooling and Servicing
Agreement.

           IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] this _____ day of __________, 19__.



                          _________________________________
                          [name of Purchaser]


                          By:______________________________
                             Name:
                             Title:


           Personally appeared before me the above-named [name of officer] ________________, known or proved to me to be the same person who executed the foregoing instrument and to be the [title of officer] _________________ of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.


           Subscribed and sworn before me this _____ day of __________, 19__.


NOTARY PUBLIC


______________________________


COUNTY OF_____________________

STATE OF______________________

My commission expires the _____ day of __________, 19__.

                             EXHIBIT G

         [LETTER FROM TRANSFEROR OF RESIDUAL CERTIFICATE]

                        ___________________
                               Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

           Re:  GE Capital Mortgage Services, Inc.
                REMIC Multi-Class Pass-Through
                Certificates, Series 1997-6

Ladies and Gentlemen:
           _______________________ (the "Transferor") has
reviewed the attached affidavit of _____________________________ (the "Transferee"), and has no actual knowledge that such affidavit is not true and has no reason to believe that the information contained in paragraph 7 thereof is not true, and has no reason to believe that the Transferee has the intention to impede the assessment or collection of any federal, state or local taxes legally required to be paid with respect to a Residual Certificate. In addition, the Transferor has conducted a reasonable investigation at the time of the transfer and found that the Transferee had historically paid its debts as they came due and found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due.
                        Very truly yours,


                               _____________________________
                               Name:
                               Title:

                             EXHIBIT H

                 ADDITIONAL SERVICER COMPENSATION



QUALIFIED ADMINISTRATIVE EXPENSES
(Conventional, Non-Conforming Loans)


Assumption Fees                           $550 - $800

Late Charges                              Per Loan Documents

Appraisal/Inspection Fees                 Reasonable and Customary
                                          Charges

Partial Release Fees                      $300

Easements                                 $150

Insufficient Funds Charges                $15

Document Requests
(copies of loan file documents,
additional pay-off quotations,
amortization schedules, payment
histories)                                $0

Modification Fees                         Reasonable and Customary
                                          Charges

                             EXHIBIT I

                   FORM OF INVESTMENT LETTER FOR
                DEFINITIVE RESTRICTED CERTIFICATES



                                                   _________________
                                                         Date

State Street Bank and Trust Company
Corporate Trust Department
225 Franklin Street
8th Floor
Boston, Massachusetts   02110

                Re:  GE Capital Mortgage Services, Inc.
                  REMIC Multi-Class Pass Through
                     Certificates, Series 1997-6

Ladies and Gentlemen:

      1. The undersigned, a [title of officer] _______________ of [name of Investor] _________________________________________ (the
"Investor"), a ____________________________ [description of type of entity] duly organized and existing under the laws of the [State of __________________] [United States], hereby certifies as follows:

      2. The Investor hereby acknowledges that under the terms of the Pooling and Servicing Agreement between State Street Bank and Trust Company, as Trustee, and GE Capital Mortgage Services, Inc. (the "Company"), dated as of June 1, 1997 (the "Agreement"), no transfer of a Restricted Certificate may be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and any applicable state securities laws, or is made in accordance with the Securities Act and such laws.

      3. The Investor understands that (a) the Restricted Certificates have not been and will not be registered or qualified under the Securities Act, or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither intends, to so register or qualify the Restricted Certificates, (c) the Restricted Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) such sale is exempt from the requirements of the Securities Act, (d) the Agreement contains restrictions regarding the transfer of the Restricted Certificates and (e) the Restricted Certificates will bear a legend to the foregoing effect.

      4. The Investor is acquiring the Restricted Certificates for its own account for investment only and not with a view to or for sale or other transfer in connection with any distribution of the Restricted Certificates in any manner that would violate the Securities Act or any applicable state securities laws.

      5. The investor (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Restricted Certificates, such that it is capable of evaluating the merits and risks of investment in the Restricted Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a)(1), (2),
(3) or (7) promulgated pursuant to the Securities Act.

      6. The Investor will not authorize nor has it authorized any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Restricted Certificate, any interest in any Restricted Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Restricted Certificate, any interest in any Restricted Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Restricted Certificate, any interest in any Restricted Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner, or (e) take any other action that would constitute a distribution of any Restricted Certificate under the Securities Act, that would render the disposition of any Restricted Certificate a violation of Section 5 of the Securities Act or any state securities law, or that could require registration or qualification pursuant thereto. Neither the Investor nor anyone acting on its behalf has offered the Restricted Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Restricted Certificates. The Investor will not sell or otherwise transfer any of the Restricted Certificates, except in compliance with the provisions of the Agreement.

      7. If an Investor in a Restricted Certificate sells or otherwise transfers any such Certificate to a transferee other than a "qualified institutional buyer" under Rule 144A of the Securities Act, such Investor will obtain (a) from any subsequent purchaser the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this paragraph or (b) an opinion of counsel in form and substance satisfactory to the Trustee pursuant to the Agreement.

      8. The Investor hereby indemnifies the Trustee and the Company against any liability that may result if the Investor's transfer of a Restricted Certificate (or any portion thereof) is not exempt from the registration requirements of the Securities Act and any applicable state securities laws or is not made in accordance with such federal and state laws. Such indemnification of the Trustee and the Company shall survive the termination of the Agreement.

      [9. The Restricted Certificates shall be registered in the name of _____________________________ as nominee for the
Investor.]

           IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [title of officer] _____________ this _____ day of __________, 19__.


                          _________________________________
                          [name of Investor]


                          By:______________________________
                             Name:
                             Title:


      The undersigned hereby acknowledges that it is holding and will hold the Restricted Certificates at the exclusive direction of and as nominee of the Investor named above.

_____________________________
[name of nominee]


By:__________________________
   Name:
   Title:

                             EXHIBIT J

                FORM OF DISTRIBUTION DATE STATEMENT

                     ________________, ______
                          (month)      (year)

                GE CAPITAL MORTGAGE SERVICES, INC.
           REMIC Multi-Class Pass-Through Certificates,
                           Series 1997-6

           Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company"), and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

           With respect to the Agreement and as of the Determination Date for this month:

           The amounts below are for a Single Certificate of $1,000:

           (1) Amount of distribution
                 allocable to principal:

                     Class A1                       $__________
                     Class A2                       $__________
                     Class A3                       $__________
                     Class A4                       $__________
                     Class A5                       $__________
                     Class A6                       $__________
                     Class A7                       $__________
                     Class A8                       $__________
                     Class A9                       $__________
                     Class A10                      $__________
                     Class A11                      $__________
                       Component A11A               $__________
                       Component A11B               $__________
                     Class A12                      $__________
                     Class A13                      $__________
                     Class A14                      $__________
                     Class A15                      $__________
                     Class A16                      $__________
                     Class A17                      $__________
                     Class A18                      $__________
                     Class PO                       $__________
                     Class M                        $__________
                     Class B1                       $__________
                     Class B2                       $__________

                     Class B3                       $__________
                     Class B4                       $__________
                     Class B5                       $__________
                     Class R                        $__________

           (2) Aggregate principal prepayments
                 included in distribution:

                     Class A1                       $__________
                     Class A2                       $__________
                     Class A3                       $__________
                     Class A4                       $__________
                     Class A5                       $__________
                     Class A6                       $__________
                     Class A7                       $__________
                     Class A8                       $__________
                     Class A9                       $__________
                     Class A10                      $__________
                     Class A11                      $__________
                       Component A11A               $__________
                       Component A11B               $__________
                     Class A12                      $__________
                     Class A13                      $__________
                     Class A14                      $__________
                     Class A15                      $__________
                     Class A16                      $__________
                     Class A17                      $__________
                     Class A18                      $__________
                     Class PO                       $__________
                     Class M                        $__________
                     Class B1                       $__________
                     Class B2                       $__________
                     Class B3                       $__________
                     Class B4                       $__________
                     Class B5                       $__________
                     Class R                        $__________

           (3) Amount of distribution
                allocable to interest;
                Pay-out Rate:

                     Class A1       $__________     ____%
                     Class A2       $__________     ____%
                     Class A3       $__________     ____%
                     Class A4       $__________     ____%
                     Class A5       $__________     ____%
                     Class A6       $__________     ____%
                     Class A7       $__________     ____%
                     Class A8       $__________     ____%
                     Class A9       $__________     ____%

                     Class A10      $__________     ____%
                     Class A11      $__________     ____%
                      Component A11A      $__________    ____%
                      Component A11B      $__________    ____%
                     Class A12      $__________     ____%
                     Class A13      $__________     ____%
                     Class A14      $__________     ____%
                     Class A15      $__________     ____%
                     Class A16      $__________     ____%
                     Class A17      $__________     ____%
                     Class A18      $__________     ____%
                     Class M        $__________     ____%
                     Class B1       $__________     ____%
                     Class B2       $__________     ____%
                     Class B3       $__________     ____%
                     Class B4       $__________     ____%
                     Class B5       $__________     ____%
                     Class R        $__________     ____%
                     Class S        $__________     ____%

           (4) Accrual Amount:

                     Class A11A Component     $__________
                     Class A11B Component     $__________
                     Class A14                $__________

           (5) Servicing Compensation:                   $__________

           The amounts below are for the aggregate of all
Certificates:

           (6) Pool Scheduled Principal
                 Balance; number of
                 Mortgage Loans:          $__________     __________

           (7) Class Certificate Principal Balance (or Notional Principal Balance) of each Class (and Component Principal Balance of each Component); Certificate Principal Balance (or Notional Principal Balance) of Single Certificate of each Class (and Component Principal Balance in respect of a Single Certificate):

                                                      Single
                                                    Certificate
                  Class           Balance             Balance

                Class A1       $__________          $__________
                Class A2       $__________          $__________
                Class A3       $__________          $__________
                Class A4       $__________          $__________
                Class A5       $__________          $__________
                Class A6       $__________          $__________
                Class A7       $__________          $__________
                Class A8       $__________          $__________
                Class A9       $__________          $__________
                Class A10      $__________          $__________
                Class A11      $__________          $__________
                  Component A11A    $__________          $__________
                  Component A11B    $__________          $__________
                Class A12      $__________          $__________
                Class A13      $__________          $__________
                Class A14      $__________          $__________
                Class A15      $__________          $__________
                Class A16      $__________          $__________
                Class A17      $__________          $__________
                Class A18      $__________          $__________
                Class PO       $__________          $__________
                Class M        $__________          $__________
                Class B1       $__________          $__________
                Class B2       $__________          $__________
                Class B3       $__________          $__________
                Class B4       $__________          $__________
                Class B5       $__________          $__________
                Class R        $__________          $__________
                Class S        $__________          $__________

           (8) Book value of real estate acquired on behalf of Certificate-holders; number of related Mortgage
                  Loans:

                                          $__________    __________

          (9) Aggregate Scheduled Principal
                 Balance and number of
                 delinquent Mortgage Loans:

           30-59 days delinquent          $__________    __________
           60-89 days delinquent          $__________    __________
           90 or more days delinquent     $__________    __________
           In foreclosure                 $__________    __________

          (10) Aggregate Scheduled
                 Principal Balance and
                 number of replaced
                 Mortgage Loans:          $__________    __________

          (11) Aggregate Scheduled
                 Principal Balance and
                 number of modified
                 Mortgage Loans:          $__________    __________

          (12) Certificate Interest Rate of:
                 Class S Certificates                    __________%


          (13) Senior Percentage for such
                 Distribution Date:                      __________%

          (14) Category A Senior Percentage
                 for such Distribution Date:             __________%

          (15) Category B Senior Percentage
                 for such Distribution Date:             __________%


          (16) Category C Senior Percentage
                 for such Distribution Date:             __________%

          (17) Category A Percentage for such
                 Distribution Date:                      __________%

          (18) Category B Percentage for such
                 Distribution Date:                      __________%

          (19) Category C Percentage for such
                 Distribution Date:                      __________%

          (20) Group I Senior Percentage
                 for such Distribution Date:             __________%

          (21) Category A Group I Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (22) Category B Group I Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (23) Category C Group I Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (24) Category C Group I Scheduled
                 Distribution Percentage for
                 such Distribution Date:                 __________%

          (25) Group II Senior Percentage
                 for such Distribution Date:             __________%

          (26) Category A Group II Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (27) Category B Group II Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (28) Category C Group II Senior
                 Percentage for such
                 Distribution Date:                      __________%

          (29) Category C Group II Scheduled
                 Distribution Percentage for
                 such Distribution Date:                 __________%

          (30) Senior Prepayment Percentage
                 for such Distribution Date:             __________%

          (31) Category A Senior Prepayment
                 Percentage for such
                 Distribution Date:                      __________%

          (32) Category B Senior Prepayment
                 Percentage for such
                 Distribution Date:                      __________%

          (33) Category C Senior Prepayment
                 Percentage for such
                 Distribution Date:                      __________%

          (34) Group I Senior Prepayment
                 Percentage for such
                 Distribution Date:                      __________%

          (35) Category A Group I Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (36) Category B Group I Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (37) Category C Group I Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (38) Group II Senior Prepayment
                 Percentage for such
                 Distribution Date:                      __________%

          (39) Category A Group II Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (40) Category B Group II Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (41) Category C Group II Senior
                 Prepayment Percentage
                 for such Distribution Date:             __________%

          (42) Junior Percentage for
                 such Distribution Date:                 __________%

          (43) Junior Prepayment Percentage
                 for such Distribution Date:             __________%


Capitalized terms used in this Statement shall have the same meanings as in the Agreement.

                             EXHIBIT K

                    FORM OF SPECIAL SERVICING
                   AND COLLATERAL FUND AGREEMENT


      This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the
"Agreement") is made and entered into as of ____________________, 199_, between GE Capital Mortgage Services, Inc. (the "Company") and _____________________________ (the "Purchaser").

                       PRELIMINARY STATEMENT

      ___________________________ or an affiliate thereof is the holder of the entire interest in REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B_ (the "Class B_ Certificates"). The Class B_ Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of ________ 1, 199_ between the Company (in its capacity as servicer thereunder, the "Servicer") and State Street Bank and Trust Company as Trustee.

      ____________________________ or an affiliate thereof
intends to resell all of the Class B_ Certificates directly to the Purchaser on or promptly after the date hereof.

      In connection with such sale, the parties hereto have agreed that the Company, as Servicer, will engage in certain special servicing procedures relating to foreclosures for the benefit of the Purchaser, and that the Purchaser will deposit funds in a collateral fund to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

      [The parties hereto have further agreed that the Purchaser will have no rights, and the Company will have no obligations under this Agreement until the Class Certificate Principal Balance of the REMIC Multi-Class Pass-Through Certificates, Series 199_-__, Class B5 (the "Class B5 Certificates") has been reduced to zero, and any Special Servicing and Collateral Fund Agreement in respect of such Class between the Company and the Purchaser has been terminated.]

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Company and the Purchaser upon the acquisition by the Purchaser of the Class B_ Certificates.

                             ARTICLE I

                            DEFINITIONS

      Section 1.01.  Defined Terms.  Whenever used in this
Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday of (ii) a day on which banking institutions in New York City or Boston, Massachusetts are required or authorized by law or executive order to be closed.

      Collateral Fund: The fund established and maintained pursuant to Section 3.01 hereof.

      Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) repurchase agreements on obligations specified in clause (i) provided that the unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in the highest long-term rating category, (iii) federal funds, certificates of deposit, time deposits and banker's acceptances of any U.S. depository institution or trust company incorporated under the laws of the United States or any state provided that the debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in the highest long-term rating category, (iv) commercial paper of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has the highest short term rating of each Rating Agency, and (v) other obligations or securities that are acceptable to each Rating Agency as a Collateral Fund Permitted Investment hereunder and will not, as evidenced in writing, result in a reduction or withdrawal in the then current rating of the Certificates and, for each of the preceding clauses, the maturity thereof shall be not later than the earlier to occur of
(A) 30 days from the date of the related investment and (B) the Business Day preceding the next succeeding Distribution Date.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, the posting, publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above and, upon the consent of the Purchaser which will be deemed given unless expressly withheld within two Business Days of notification, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

      Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on the Company's customary requirements for such appraisals.

      Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

      Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

      Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustments for all withdrawals and deposits prior to such date pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits prior to such date pursuant to Section 2.03(c)) and Section 3.02, reduced by all withdrawals therefrom prior to such date pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02. Definitions Incorporated by Reference. All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing
Agreement.

                            ARTICLE II

                   SPECIAL SERVICING PROCEDURES

      Section 2.01.  Reports and Notices.

      (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans, the Company as Servicer shall provide to the Purchaser the following notices and reports:

           (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), the Company, as Servicer, shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Fund the number of Mortgage Loans that are
      (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

          (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Company shall provide the Purchaser with a notice (sent by facsimile transmission) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from the Company to an attorney requesting the institution of foreclosure or a copy of a request to foreclose received by the Company from the related primary servicer which has been approved by the Company.

      (b) If requested by the Purchaser, the Company shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, in writing by facsimile transmission, by the Purchaser in connection with any Mortgage Loan identified in a report under subsection (a)(i) or
(a)(ii) which has been given to the Purchaser, provided, that (1) the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the Company shall respond within five Business Days orally or in writing by facsimile transmission.

      (c) In addition to the foregoing, the Company shall provide to the Purchaser such information as the Purchaser may reasonably request concerning each Mortgage Loan that is at least sixty days delinquent and each Mortgage Loan which has become real estate owned, through the final liquidation thereof, provided, that the Company shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential.

      Section 2.02.  Purchaser's Election to Delay Foreclosure
Proceedings.

      (a) The Purchaser shall be deemed to direct the Company that in the event that the Company does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business
Days) of transmission of the notice provided by the Company under
Section 2.01(a)(ii) subject to extension as set forth in Section 2.02(b), the Company may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Company) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement with the borrower. In such latter case the Company may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the Company to delay the Commencement of Foreclosure until such time as the Purchaser determines that the Company may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by the Company under Section 2.01(a)(ii). The Purchaser shall send a copy of such notice of election to each Rating Agency as soon as practicable thereafter. Such 24-hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure within such 24-hour period; provided, however, that the Purchaser will have at least one Business Day to make such election following its receipt of any requested additional information. Any such additional information shall (i) not be confidential in nature and (ii) be obtainable by the Company from existing reports, certificates or statements or otherwise be readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor. However, if the Company's normal foreclosure policies include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, and shall provide the Company with a copy of such Current Appraisal.

      (d) Within two Business Days of making any Election to Delay Foreclosure, the Purchaser shall remit by wire transfer to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to the sum of (i) 125% of the greater of the Scheduled Principal Balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, the Company's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), the Purchaser shall remit by wire transfer in advance to the Trustee for deposit in the Collateral Fund the amount of each additional month's interest, as calculated by the Company, equal to interest on the Mortgage Loan as the applicable Mortgage Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of (i) the Election to Delay Foreclosure or (ii) the beginning of the related Excess Period, as the case may be.

      (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company or the Trustee may withdraw from the Collateral Fund from time to time amounts necessary to reimburse the Company for all related Monthly Advances and Liquidation Expenses thereafter made by the Company as Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expense is determined by the Company based on estimated costs, and the actual costs are subsequently determined to be higher, the Company or the Trustee may withdraw the additional amount from the Collateral Fund to reimburse the Company. In the event that the Mortgage Loan is brought current by the mortgagor, the amounts so withdrawn from the Collateral Fund shall be redeposited therein as and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement as of the date hereof. Except as provided in the preceding sentence, amounts withdrawn from the Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this subsection and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when, following such election, the Purchaser shall notify the Company that it believes that it is appropriate to do so, the Company shall proceed with the Commencement of Foreclosure; provided that, in any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective, unless the Purchaser shall have purchased the related Mortgage Loan promptly following (and in any event not later than the third Business Day after) the end of such 6-month period in the manner provided in the following two sentences, and the Company shall be entitled to proceed with the Commencement of Foreclosure. Any purchase of such Mortgage Loan by the Purchaser pursuant to the preceding sentence shall be at a purchase price equal to the unpaid principal balance of the Mortgage Loan plus accrued interest at the Mortgage Rate from the date last paid by the mortgagor. Such purchase price shall be deposited by the Purchaser into the Collateral Fund in immediately available funds on the Business Day which is the date of purchase and the Purchaser shall instruct the Trustee (with notice to the Company) to withdraw such amount therefrom on such Business Day and remit the same to the Trust Fund for application as Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. Following such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all previous withdrawals and deposits pursuant to this Agreement and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, the Company shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and unreimbursed Monthly Advances related to the extended foreclosure period), and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (e) and after reimbursement to the Servicer for all related Monthly Advances) shall be released to the Purchaser.

      Section 2.03.  Purchaser's Election to Commence Foreclosure
Proceedings.

      (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the Company to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by the Company by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

      (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the Trustee, for deposit in the Collateral Fund, an amount, as calculated by the Company, equal to 125% of the current Scheduled Principal Balance of the Mortgage Loan and three months' interest on the Mortgage Loan at the applicable Mortgage Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in the Collateral Fund in respect of such Mortgage Loan (after adjustment for all withdrawals and deposits pursuant to subsection (c) below) shall be released to the Purchaser. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose.

      (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the Company shall continue to service the Mortgage Loan in accordance with its customary procedures. In connection therewith, the Company shall have the same rights to make withdrawals for Monthly Advances and Liquidation Expenses from the Collateral Fund as are provided under Section 2.02(e), and the Company shall make reimbursements thereto to the limited extent provided under such subsection. The Company shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) the

Company believes there is a breach of representations or warranties by the Company, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) the Company has or expects to have the right under the Pooling and Servicing Agreement to purchase the defaulted Mortgage Loan and intends to exercise such right or (iv) the Company reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and the Company supplies the Purchaser with information supporting such belief) or (v) the same is prohibited by or is otherwise inconsistent with the provisions of the Pooling and Servicing Agreement. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (ii) with notice to the Purchaser if the Company has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of notification.

      (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the Company proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, the Company shall calculate the amount, if any, by which the Scheduled Principal Balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed Monthly Advances and Liquidation Expenses in connection therewith other than those previously paid from the Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and the Company or the Trustee shall withdraw the amount of such excess from the Collateral Fund and shall remit the same to the Trust Fund for application as additional Liquidation Proceeds pursuant to the Pooling and Servicing Agreement. After making such withdrawal, all amounts remaining in the Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) above and after reimbursement to the Servicer for all related Monthly Advances) in respect of such Mortgage Loan shall be released to the Purchaser.

      Section 2.04.  Termination.

      (a) With respect to all Mortgage Loans included in the Trust Fund, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Company's obligations under Section 2.01 shall terminate on the earliest to occur of the following: (i) at such time as the Class
Certificate Principal Balance of the Class B_ Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the Company's actual loss experience with respect to the Mortgage Loans in the related pool) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and the aggregate book value of REO properties or (y) the aggregate amount that the Company estimates through its normal servicing practices will be required to be withdrawn from the Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclose exceeds (z) the then-current Class Certificate Principal Balance of the Class B_ Certificates, or
(iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Company of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B_ Certificates [or in the Class B5 Certificates] (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Fund. Unless earlier terminated as set forth herein, this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Company hereunder shall terminate immediately upon (x) the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in the Collateral Fund as provided herein and (ii) ten (10) Business Days' notice or (y) the occurrence of any event that results in the Purchaser becoming an "affiliate" of the Trustee within the meaning of the Prohibited Transaction Exemption (as defined in the Pooling and Servicing Agreement).

      (b) The Purchaser's rights pursuant to Section 2.02 or 2.03 of this Agreement shall terminate with respect to a Mortgage Loan as to which the Purchaser has exercised its rights under Section
2.02 or 2.03 hereof, upon Purchaser's failure to deposit any amounts required pursuant to Section 2.02(d) or 2.03(b) after one Business Day's notice of such failure.

      Section 2.05. Notification. The Purchaser shall promptly notify the Trustee and the Company if such Purchaser becomes aware of any discussions, plans or events that might lead to such Person's becoming an "affiliate" (within the meaning of the Prohibited Transaction Exemption) of the Trustee, provided that the contents of any such notification shall be kept confidential by the parties to this Agreement.

                            ARTICLE III

                COLLATERAL FUND; SECURITY INTEREST

      Section 3.01. Collateral Fund. Upon payment by the Purchaser of the initial amount required to be deposited in the Collateral Fund pursuant to Article II, the Company shall request the Trustee to establish and maintain with the Trustee a segregated account entitled "REMIC Multi-Class Pass-Through Certificates 199_-__ Collateral Fund, for the benefit of GE Capital Mortgage Services, Inc. and State Street Bank and Trust Company on behalf of Certificateholders, as secured parties" (the "Collateral Fund"). Amounts held in the Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of such secured parties, until withdrawn from the Collateral Fund pursuant to the Section 2.02 or 2.03 hereof.

      Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Company shall distribute to the Purchaser all amounts remaining in the Collateral Fund together with any investment earnings thereon (after giving effect to all withdrawals therefrom permitted under this Agreement).

      The Purchaser shall not take or direct the Company or the Trustee to take any action contrary to any provision of the Pooling and Servicing Agreement. In no event shall the Purchaser
(i) take or cause the Trustee or the Company to take any action that could cause any REMIC established under the Pooling and Servicing Agreement to fail to qualify as a REMIC or cause the imposition on any such REMIC of any "prohibited transaction" or "prohibited contribution" taxes or (ii) cause the Trustee or the Company to fail to take any action necessary to maintain the status of any such REMIC as a REMIC.

      Section 3.02. Collateral Fund Permitted Investments. The Company shall, at the written direction of the Purchaser, direct the Trustee to invest the funds in the Collateral Fund in the name of the Trustee in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently then quarterly. In the absence of any direction, the Company shall direct the Trustee select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

      All income and gain realized from any investment as well as any interest earned on deposits in the Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in the Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be promptly deposited by the Purchaser in the Collateral Fund. The Company shall periodically (but not more frequently than monthly) direct the Trustee to distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefor in the Collateral Fund, equal to the amount by which the balance of the Collateral Fund, after giving effect to all other distributions to be made from the Collateral Fund on such date, exceeds the Required Collateral Fund Balance. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03. Grant of Security Interest. In order to secure the obligations of the Purchaser hereunder to the Company and the Trustee for the benefit of Certificateholders (other than its obligations under Section 4.10), the Purchaser hereby grants to the Company and to the Trustee for the benefit of the Certificateholders a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary or involuntary conversion thereof (all of the foregoing collectively, the "Collateral").

      The Purchaser acknowledges the lien on and security interest in the Collateral for the benefit of the Company and the Trustee on behalf of the Certificateholders. The Purchaser shall take all actions requested by the Company or the Trustee as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to the Company or at its direction the Trustee for filing of appropriate financing statements in accordance with applicable law.

      Section 3.04. Collateral Shortfalls. In the event that amounts on deposit in the Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the Company or the Trustee is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to the Company or the Trustee immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03(b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and the Company's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of the Company.

                            ARTICLE IV

                     MISCELLANEOUS PROVISIONS

      Section 4.01. Amendment. This Agreement may be amended from time to time by the Company and the Purchaser by written agreement signed by the Company and the Purchaser provided that no such amendment shall have a material adverse effect on the holders of other Classes of Certificates.

      Section 4.02. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

      Section 4.03. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

      Section 4.04. Notices. All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

      (a) in the case of the Company, with respect to notices pursuant to Sections 2.02 and 2.03 hereto,

           GE Capital Mortgage Services, Inc.
           2000 West Loop South
           Suite 1917
           Houston, Texas 77027
           Attention: Mark Pendergrass
           Telephone: (713) 964-4207
           Facsimile: (713) 964-4100

with respect to all other notices pursuant to this Agreement,

           GE Capital Mortgage Services, Inc.
           Three Executive Campus
           Cherry Hill, New Jersey  08002

           Attention:  General Counsel
           Telephone:  (609) 661-6515
           Facsimile:  (609) 661-6875

or such other address as may hereafter be furnished in writing by the Company, or

      (b) in the case of the Purchaser, with respect to notices pursuant to Section 2.01,

           ________________________________
           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

           with respect to all other notices pursuant to this Agreement,

           ________________________________
           ________________________________
           ________________________________
           Attention:______________________
           Telephone:______________________
           Facsimile:______________________

or such other address as may hereafter be furnished in writing by the Purchaser, or

      (c)  in the case of the Trustee,

           State Street Bank and Trust Company
           Corporate Trust Department
           Two International Place, Fifth Floor
           Boston, Massachusetts  02110
           Attention:  Karen Beard
           Telephone:  (617) 664-5465
           Facsimile:  (617) 664-5367

      Section 4.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

      Section 4.06. Successor and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and the respective successors and assigns of the parties hereto; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Company.

      Section 4.07. Article and Section Headings. The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

      Section 4.08. Third Party Beneficiaries. The Trustee on behalf of Certificateholders is the intended third party beneficiary of this Agreement.

      Section 4.09. Confidentiality. The Purchaser agrees that all information supplied by or on behalf of the Company pursuant to Section 2.01 or 2.02, including individual account information, is the property of the Company and the Purchaser agrees to use such information solely for the purposes set forth in this Agreement and to hold such information confidential and not to disclose such information.

      Section 4.10. Indemnification. The Purchaser agrees to indemnify and hold harmless the Company against any and all losses, claims, damages or liabilities to which it may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon actions taken by the Company in accordance with the provisions of this Agreement and which actions conflict or are alleged to conflict with the Company's obligations under the Pooling and Servicing Agreement. The Purchaser hereby agrees to reimburse the Company on demand for the reasonable legal or other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action.

      [Section 4.11. Delayed Effectiveness. The Purchaser agrees that, notwithstanding any other provision of this Agreement, the Purchaser shall have no rights hereunder, and the Company shall have no obligations hereunder, until the Class Certificate Principal Balance of the Class B5 Certificates has been reduced to zero and any Special Servicing and Collateral Fund Agreement between the Company and the Purchaser relating to such Class B5 Certificates has been terminated.]

      IN WITNESS WHEREOF, the Company and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                               GE CAPITAL MORTGAGE SERVICES, INC.


                               By:_______________________________
                                  Name:
                                  Title:


                               [PURCHASER]



                               By:_______________________________
                                  Name:
                                  Title:

Acknowledged and agreed to:

STATE STREET BANK AND TRUST COMPANY


By:_______________________________
   Name:
   Title:

                             EXHIBIT L



             FORM OF LOST NOTE AFFIDAVIT AND AGREEMENT


State of New Jersey       )
                          )    ss.
County of Camden          )


           GE Capital Mortgage Services, Inc. (the "Company") by its undersigned authorized representative, being duly sworn, hereby certifies as follows:

           1. Pursuant to a Pooling and Servicing Agreement dated as of ________ 1, 199_ (the "Agreement"), between the Company, as seller, and State Street Bank and Trust Company, as trustee (together with its successors, the "Trustee"), relating to the Company's REMIC Multi-Class Pass-Through Certificates, Series 199_-__, the Company has assigned all of its right, title and interest in the mortgage loan(s) described below (the "Designated Loan(s)") to the Trustee.

                (a)  Loan Number: ______________________
                     Maker:_____________________________
                     Original Principal
                     Amount:____________________________
                     Maturity Date:_____________________

                [(b) Loan Number:_______________________
                     Maker:_____________________________
                     Original Principal
                     Amount:____________________________
                     Maturity Date:_____________________

           2. The Company has provided to the Trustee certain representations and warranties in Section 2.03 of the Agreement as to the ownership, assignment and enforceability of the Designated Loan(s) and the related promissory notes or other instruments evidencing the Designated Loan(s).

           3.   [The Designated Loan] [Each of the Designated
Loans] is evidenced by a promissory note, executed by its [respective] maker as indicated above (the "Mortgage Notes(s)").

           4. The Company is the current holder of the indebtedness evidenced by the Mortgage Note(s), the indebtedness evidenced by the Mortgage Note(s) has not been pledged or otherwise hypothecated, and the Company has not granted to any person (other than the Trustee pursuant to the Agreement) any interest in the indebtedness evidenced by the Mortgage Note(s).

           5. After diligent search, the Company has been unable to locate the Mortgage Note(s) and believes [it] [them] to be lost. [A true and correct photocopy] [[True and correct photocopies] of the Mortgage Note(s) [is] [are] attached hereto as Exhibit A.]

           6. If at any time the Company locates [any of] the Mortgage Note(s), it shall endorse such Mortgage Note(s) for transfer to the Trustee, without recourse, and shall promptly deliver the Mortgage Note(s), as endorsed, to the Trustee.

           7. In the event that the unavailability of any Mortgage Note to the Trustee results in a breach of any representations or warranties of the Company set forth in the Agreement, the Trustee shall have the rights and remedies (if any) set forth in the Agreement, subject to the provisions thereof. In addition, the Company covenants and agrees to indemnify the Trustee and the Trust Fund from and hold them harmless against any and all losses, liabilities, damages, claims or expenses (other than those resulting from negligence or bad faith of the Trustee) arising from the Company's failure to have delivered any Mortgage Note to the Trustee, including without limitation any thereof arising from any action to enforce the indebtedness evidenced by such Mortgage Note or any claim by any third party who is the holder of such indebtedness by virtue of possession of such Mortgage Note.

           This affidavit is given in connection with the Company's execution of the Agreement. The Trustee's rights and remedies set forth herein and in the Agreement shall constitute the sole and exclusive remedies of the Trustee or its successors and assigns arising out of or relating to the absence or loss of the Mortgage Note(s) or the Company's failure to deliver the same.

                               GE CAPITAL MORTGAGE SERVICES, INC.



                               By:________________________________
                                  Name:
                                  Title:


Sworn to before me this
____ day of ________, 199_




_______________________________
Notary Public